As filed with the Securities and Exchange Commission on January 8, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-07168)

Hennessy Funds Trust
 (Exact name of registrant as specified in charter)

7250 Redwood Blvd., Suite 200
Novato, CA 94945
 (Address of principal executive offices) (Zip code)

Neil J. Hennessy
7250 Redwood Blvd., Suite 200
Novato, CA 94945
 (Name and address of agent for service)

800-966-4354
Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2015

Date of reporting period:  October 31, 2015

Item 1. Reports to Stockholders.

ANNUAL REPORT

OCTOBER 31, 2015

HENNESSY CORNERSTONE
GROWTH FUND

Investor Class   HFCGX
Institutional Class   HICGX

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting	34
Quarterly Filings on Form N-Q	34
Householding	34
Matters Submitted to a Shareholder Vote	34
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2015

Dear Hennessy Funds Shareholder:

As I look back over the year, I am reminded that the U.S. economy has come a long way since the depths of the recession in 2009. The economy has been expanding steadily for almost six years, the unemployment rate has halved, the housing market has been recovering and capital expenditures have been growing.  The financial markets have performed well too, driven largely by strong corporate earnings growth, especially in the early years.  The U.S. market, as measured by the S&P 500 Index, has roughly tripled since the bull market began in 2009, and the Index’s earnings per share have increased 260% over this same time period. For the year ended October 31, 2015, the U.S. equity market performed reasonably well, with the S&P 500 posting another advance of 5.2%. However, behind this headline number, the market experienced a great deal of volatility as investors reacted to falling energy prices, a rise in the U.S. Dollar, pressure on export earnings growth, slower growth in China and, most significantly, the likelihood of a rise in the Fed Funds rate for the first time in nearly a decade – the featured topic of conversation around every office water cooler in the financial world this year.

Investors, reporters and friends often ask me “What’s next?” The market has been in a volatile, sideways correction for over a year now, and throughout this period of volatility, I have consistently advised investors to continue to focus on the long-term fundamentals of the market.

In my view, the fundamentals of the market are in good shape. Despite a stronger U.S. Dollar and its impact on export growth, the economy is still growing steadily. Inflation remains low, so we expect the Federal Reserve, once it does begin to raise short-term interest rates, will not likely raise them by very much. New jobs are being created at what I believe is a healthy rate, and average hourly wages are rising in response to a tighter labor market.  Higher wages and lower gasoline prices are helping to keep consumer confidence positive.

Notwithstanding what I view as a relatively solid economic environment, however, I think investor sentiment remains restrained. The same factors that contributed to the market volatility this past year are still troubling investors today: the slowdown in the Chinese economy, slower earnings growth here in the U.S., and, of course, the prospect of rising interest rates. As a result of these investor worries, I do not see any solid enthusiasm for the market – no euphoria. Universal optimism about the market often coincides with a peak in stock prices and this absence of euphoria is yet another reason I feel bullish.  And finally, I do not believe stocks are expensive. The Dow Jones Industrial Average and the S&P 500 Index have forward PE (price-to-earnings) ratios of approximately 16x and 17x, respectively, close to long-term averages. In my view, these fundamentals taken together signal a continuation of the bull market that began six years ago.

A final positive note: I still do not believe that investors have fully returned to investing in U.S. equities. Assets in domestic equity funds have now reached parity with fixed income/money market funds, with $6.2 trillion in each.  I believe that fixed income investments will continue to trickle into equities, which should have a positive effect on the market.

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Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and the S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Price to earnings (“PE”) is the market price per share divided by earnings per share. Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. It serves as an indicator of a company’s profitability.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2015

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Growth Fund –
Investor Class (HFCGX)	7.07%	14.24%	3.94%
Hennessy Cornerstone Growth Fund –
Institutional Class (HICGX)(1)	7.29%	14.57%	4.18%
Russell 2000® Index	0.34%	12.06%	7.47%
S&P 500 Index	5.20%	14.33%	7.85%

Expense ratios from most recent prospectus: 1.15% (Investor Class); 0.95% (Institutional Class).  As set forth in the Supplement to the Prospectus dated October 7, 2015, a 12b-1 fee of 0.15% was instituted on Investor Class shares effective as of November 1, 2015, and is not included in the Investor Class expense ratio.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

(1)
The inception date of Institutional Class shares is March 3, 2008.  Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

PERFORMANCE NARRATIVE

Portfolio Managers Neil Hennessy and Brian Peery

Performance:

For the twelve-month period ended October 31, 2015, the Investor Class of the Hennessy Cornerstone Growth Fund returned 7.07%, outperforming the Russell 2000® Index and the S&P 500 Index, which returned  0.34% and 5.20% for the same period, respectively.

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We are very pleased with the overall performance of the Fund during the twelve-month period ended October 31, 2015. The Fund’s relative outperformance was primarily due to strong returns from individual stocks in the Healthcare, Industrials, Financials and Materials sectors. Our investments in Airlines performed well, especially JetBlue Airways Corp. and Southwest Airlines Corp. Other issuers that contributed significantly to the Fund’s performance were Amedisys, Inc., a provider of alternate-site healthcare services, Universal Insurance Holdings, a homeowner insurer, American Woodmark Corp., a manufacturer of kitchen cabinets, and U.S. Concrete, Inc., a concrete supplier. The Fund’s overweight position in Consumer Discretionary stocks and underweight position in Energy also aided relative returns over the period.  The Fund continues to hold JetBlue, Amedisys, American Woodmark and U.S. Concrete.

Portfolio Strategy:

We believe that the Fund’s investment strategy, which seeks companies that are reporting growth in earnings, whose stock prices are showing positive relative strength but that still trade on low price to sales ratios, offers investors true “growth at a reasonable price.” Limiting the Fund’s portfolio to 50 stocks produces a relatively concentrated portfolio, where individual stock performance can influence the performance of the portfolio as a whole. This “growth at a reasonable price” stock selection approach has served us well, and we believe wholeheartedly in utilizing this methodology when investing.

Market Outlook:

Over the twelve-month period ended October 31, 2015, U.S. equities, as measured by the S&P 500 Index, advanced by just over 5%. Notwithstanding this modest rise, the year was marked by a great deal of volatility, especially during the second half of the period when uncertainty regarding the timing and magnitude of a rise in short-term interest rates being contemplated by the Federal Reserve dominated investor thinking. Earnings growth, too, caused anxiety for investors. Lower energy prices impacted many companies in the Energy sector, and the higher U.S. Dollar and slower growth abroad affected exporters. Many companies saw their sales and earnings growth slow.

In the end, however, confidence in continued economic growth was strong enough to offset investor concerns, with the market staging a dramatic rally in October, the final month of the Fund’s fiscal year. We believe the basic fundamentals of the market are attractive, and we continue to be optimistic about the possibility of further market advances over the course of the next year. The economy is growing slowly but steadily. Inflation is low, so we expect that the Fed, once they do start to raise rates, will not raise them by very much. The labor market has continued to recover over the last 12 months, and consumer confidence appears buoyant. Most importantly, we do not believe stocks are expensive. The Dow Jones Industrial Average and the S&P 500 have forward PE ratios of approximately 16x and 17x, respectively, close to long-term averages. Corporate balance sheets appear to be in excellent shape, and while executives have shown some reluctance to increase capital spending beyond maintenance levels this cycle, we believe companies will eventually start investing for expansion. This spending could, in turn, help drive share prices higher through an acceleration in sales and earnings growth.

Investment Outlook:

We are confident that there are good investment opportunities in the small and mid-cap space. While we believe higher interest rates may lead to an even stronger U.S. Dollar and difficulties for exporters, many small and mid-cap companies have purely domestic businesses, which are benefiting from steady economic growth at home, low inflation and low energy prices. With consumer debt levels falling and wage growth finally starting to accelerate, we are expecting a fairly good holiday season for consumer-based companies

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and stronger demand for their products and services next year. However, we recognize that despite low gas prices, consumers and especially younger consumers, seem to prefer spending less and saving more, in contrast to previous generations. Going into the new fiscal year, we are pleased with the positioning of the portfolio, which includes a large number of companies that are domestically focused and that we believe are reasonably valued and may be poised for growth. Relative to the Fund’s benchmarks, the portfolio is overweight in both the Consumer Discretionary and Industrial sectors, and we think that these areas of the market offer great growth potential now and into 2016.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell 2000® Index is an index commonly used to measure the performance of U.S. small-capitalization stocks. The S&P 500 Index and Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

The Fund invests in small and medium capitalized companies, which may have limited liquidity and greater price volatility than large capitalization companies. Investments in foreign securities may involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance. Price to sales ratio is a tool for calculating a stock’s valuation relative to other companies. It is calculated by dividing a stock’s current price by its revenue per share. PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

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Financial Statements
Schedule of Investments as of October 31, 2015

HENNESSY CORNERSTONE GROWTH FUND

(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
U.S. Concrete, Inc.	3.55%
American Woodmark Corp.	3.11%
JetBlue Airways Corp.	2.81%
Skechers USA, Inc.	2.68%
Amedisys, Inc.	2.59%
AmTrust Financial Services, Inc.	2.50%
Tesoro Corp.	2.33%
CDW Corp.	2.33%
Ingles Markets, Inc.	2.31%
Core-Mark Holding Co., Inc.	2.30%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 95.48%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 24.24%
1-800-Flowers.com, Inc. (a)	478,000	$4,746,540	1.65%
Asbury Automotive Group, Inc. (a)	73,100	5,789,520	2.01%
CarMax, Inc. (a)	83,700	4,939,137	1.72%
Core-Mark Holding Co., Inc.	81,444	6,620,583	2.30%
Cracker Barrel Old Country Store, Inc.	38,100	5,237,226	1.82%
G-III Apparel Group, Ltd. (a)	107,000	5,894,630	2.05%
Lear Corp.	51,600	6,453,096	2.24%
Lowes Companies, Inc.	76,600	5,655,378	1.97%
Murphy USA, Inc. (a)	80,300	4,928,011	1.71%
Skechers USA, Inc. (a)	247,500	7,722,000	2.68%
Staples, Inc.	342,700	4,451,673	1.55%
TravelCenters of America, LLC (a)	407,300	4,692,096	1.63%
Zumiez, Inc. (a)	149,300	2,609,764	0.91%
		69,739,654	24.24%

Consumer Staples – 6.27%
CVS Health Corp.	55,100	5,442,778	1.89%
Ingles Markets, Inc.	132,800	6,632,032	2.31%
Kroger Co.	157,600	5,957,280	2.07%
		18,032,090	6.27%

Energy – 2.33%
Tesoro Corp.	62,700	6,704,511	2.33%

Financials – 6.42%
AmTrust Financial Services, Inc.	105,400	7,190,388	2.50%
Erie Indemnity Co.	62,240	5,443,510	1.89%
Jones Lang Lasalle, Inc.	35,000	5,834,850	2.03%
		18,468,748	6.42%

Health Care – 8.84%
Aetna, Inc.	57,300	6,576,894	2.28%
Amedisys, Inc. (a)	188,100	7,444,998	2.59%
HCA Holdings, Inc. (a)	80,300	5,523,837	1.92%
UnitedHealth Group, Inc.	50,000	5,889,000	2.05%
		25,434,729	8.84%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials – 26.97%
American Woodmark Corp. (a)	123,100	$8,949,370	3.11%
Atlas Air Worldwide Holdings, Inc. (a)	123,900	5,109,636	1.78%
Covenant Transportation Group, Inc. (a)	179,200	3,458,560	1.20%
HNI Corp.	111,700	4,796,398	1.67%
Huntington Ingalls Industries, Inc.	40,100	4,809,594	1.67%
JetBlue Airways Corp. (a)	325,300	8,080,452	2.81%
Lydall, Inc. (a)	177,200	6,065,556	2.11%
Multi-Color Corp.	82,600	6,429,584	2.23%
Northrop Grumman Corp.	33,800	6,345,950	2.21%
Patrick Industries, Inc. (a)	149,100	6,050,478	2.10%
Republic Airways Holdings, Inc. (a)	445,200	2,564,352	0.89%
Spirit AeroSystems Holdings, Inc., Class A (a)	114,800	6,054,552	2.10%
United Continental Holdings, Inc. (a)	83,000	5,005,730	1.74%
West Corp.	163,200	3,885,792	1.35%
		77,606,004	26.97%

Information Technology – 9.11%
CDW Corp.	150,000	6,703,500	2.33%
ePlus, Inc. (a)	69,900	5,900,958	2.05%
Science Applications International Corp.	105,000	4,815,300	1.67%
Super Micro Computer, Inc. (a)	142,000	4,005,820	1.39%
Tower Semiconductor Ltd. (a)(b)	359,100	4,797,576	1.67%
		26,223,154	9.11%

Materials – 9.00%
Ball Corp.	79,000	5,411,500	1.88%
Mercer International, Inc.	404,400	4,367,520	1.52%
Sealed Air Corp.	119,900	5,889,488	2.05%
U.S. Concrete, Inc. (a)	184,100	10,210,186	3.55%
		25,878,694	9.00%

Utilities – 2.30%
WGL Holdings, Inc.	106,300	6,615,049	2.30%

Total Common Stocks
(Cost $261,800,231)		274,702,633	95.48%

The accompanying notes are an integral part of these financial statements.

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RIGHTS – 0.00%	Number		% of
	of Shares	Value	Net Assets
Health Care – 0.00%
Forest Laboratories, Inc. (a)(c)	5,500	$275	0.00%

Total Rights
(Cost $0)		275	0.00%

SHORT-TERM INVESTMENTS – 4.51%

Money Market Funds – 4.51%
Fidelity Government Portfolio –
Institutional Class, 0.01% (d)	12,979,280	12,979,280	4.51%

Total Short-Term Investments
(Cost $12,979,280)		12,979,280	4.51%

Total Investments
(Cost $274,779,511) – 99.99%		287,682,188	99.99%
Other Assets in
Excess of Liabilities – 0.01%		21,520	0.01%
TOTAL NET ASSETS – 100.00%		$287,703,708	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	Security is fair valued in good faith.
(d)	The rate listed is the fund’s 7-day yield as of October 31, 2015.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure at October 31, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2015 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3		Total
Consumer Discretionary	$69,739,654	$—	$—		$69,739,654
Consumer Staples	18,032,090	—	—		18,032,090
Energy	6,704,511	—	—		6,704,511
Financials	18,468,748	—	—		18,468,748
Health Care	25,434,729	—	—		25,434,729
Industrials	77,606,004	—	—		77,606,004
Information Technology	26,223,154	—	—		26,223,154
Materials	25,878,694	—	—		25,878,694
Utilities	6,615,049	—	—		6,615,049
Total Common Stocks	$274,702,633	$—	$—		$274,702,633
Rights
Health Care	$—	$—	$275		$275
Total Rights	$—	$—	$275	*	$275
Short-Term Investments
Money Market Funds	$12,979,280	$—	$—		$12,979,280
Total Short-Term Investments	$12,979,280	$—	$—		$12,979,280
Total Investments	$287,681,913	$—	$275		$287,682,188

*  Acquired in merger.

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2015, the Fund recognized no transfers between levels.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Rights
Balance as of October 31, 2014	$5,225
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(4,950)
Purchases	—
(Sales)	—
Transfer in and/or out of Level 3	—
Balance as of October 31, 2015	$275

Change in unrealized appreciation/depreciation during the period for
Level 3 investments held at October 31, 2015	$(4,950)

The Level 3 investments as of October 31, 2015 represented 0.00% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Assets and Liabilities as of October 31, 2015

ASSETS:
Investments in securities, at value (cost $274,779,511)	$287,682,188
Dividends and interest receivable	131,903
Receivable for fund shares sold	719,568
Prepaid expenses and other assets	24,231
Total Assets	288,557,890

LIABILITIES:
Payable for fund shares redeemed	497,256
Payable to advisor	177,968
Payable to administrator	46,463
Payable to auditor	26,600
Accrued service fees	20,815
Accrued interest payable	157
Accrued trustees fees	2,402
Accrued expenses and other payables	82,521
Total Liabilities	854,182
NET ASSETS	$287,703,708

NET ASSETS CONSIST OF:
Capital stock	$373,773,900
Accumulated net investment income	354,293
Accumulated net realized loss on investments	(99,327,162)
Unrealized net appreciation on investments	12,902,677
Total Net Assets	$287,703,708

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$248,743,705
Shares issued and outstanding	12,435,047
Net asset value, offering price and redemption price per share	$20.00

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$38,960,003
Shares issued and outstanding	1,903,495
Net asset value, offering price and redemption price per share	$20.47

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Operations for the year ended October 31, 2015

INVESTMENT INCOME:
Dividend income(1)	$4,120,593
Interest income	1,134
Total investment income	4,121,727

EXPENSES:
Investment advisory fees (See Note 5)	2,092,508
Sub-transfer agent expenses – Investor Class (See Note 5)	394,949
Sub-transfer agent expenses – Institutional Class (See Note 5)	39,274
Administration, fund accounting, custody and transfer agent fees (See Note 5)	275,654
Service fees – Investor Class (See Note 5)	244,729
Federal and state registration fees	35,326
Reports to shareholders	27,731
Audit fees	27,525
Compliance expense	22,186
Trustees’ fees and expenses	12,260
Legal fees	3,944
Interest expense (See Note 6)	705
Other expenses	19,514
Total expenses before reimbursement by advisor	3,196,305
Expense reimbursement by advisor – Institutional Class (See Note 5)	(1,023)
Net expenses	3,195,282
NET INVESTMENT INCOME	$926,445

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$50,172,808
Net change in unrealized depreciation on investments	(32,171,870)
Net gain on investments	18,000,938
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,927,383

(1)	Net of foreign taxes withheld of $10,040.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
OPERATIONS:
Net investment income (loss)	$926,445	$(356,732)
Net realized gain on investments	50,172,808	44,803,198
Net change in unrealized depreciation on investments	(32,171,870)	(404,454)
Net increase in net assets resulting from operations	18,927,383	44,042,012

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	52,930,420	13,584,680
Proceeds from shares subscribed – Institutional Class	31,992,911	2,181,382
Cost of shares redeemed – Investor Class	(48,171,421)	(46,133,939	)(1)
Cost of shares redeemed – Institutional Class	(21,201,209)	(7,504,821	)(1)
Net increase (decrease) in net assets derived
from capital share transactions	15,550,701	(37,872,698)
TOTAL INCREASE IN NET ASSETS	34,478,084	6,169,314

NET ASSETS:
Beginning of year	253,225,624	247,056,310
End of year	$287,703,708	$253,225,624
Undistributed net investment
income (loss), end of year	$354,293	$(994,593)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	2,691,286	780,130
Shares sold – Institutional Class	1,609,045	122,952
Shares redeemed – Investor Class	(2,447,997)	(2,701,648)
Shares redeemed – Institutional Class	(1,044,452)	(429,220)
Net increase (decrease) in shares outstanding	807,882	(2,227,786)

(1)
Net of redemption fees of $34 and $46 for the Investor Class and Institutional Class shares, respectively, related to redemption fees imposed by the FBR Small Cap Fund (which was reorganized into the Fund) during a prior year but not received until the year ended October 31, 2014.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2015	2014	2013	2012	2011

$18.68	$15.65	$12.38	$9.97	$10.28

0.06	(0.04)	(0.11)	(0.07)	(0.08)
1.26	3.07	3.38	2.48	(0.23)
1.32	3.03	3.27	2.41	(0.31)

$20.00	$18.68	$15.65	$12.38	$9.97

7.07%	19.36%	26.41%	24.17%	(3.02)%

$248.74	$227.68	$220.83	$265.60	$184.40
1.15%	1.23%	1.29%	1.34%	1.33%
0.30%	(0.17)%	(0.26)%	(0.66)%	(0.78)%
102%	84%	105%	90%	106%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2015	2014	2013	2012	2011

$19.08	$15.94	$12.57	$10.09	$10.37

0.03	0.06	0.01	(0.04)	(0.05)
1.36	3.08	3.36	2.52	(0.23)
1.39	3.14	3.37	2.48	(0.28)

$20.47	$19.08	$15.94	$12.57	$10.09

7.29%	19.70%	26.81%	24.58%	(2.70)%

$38.96	$25.54	$26.23	$37.11	$2.53

0.99%	1.03%	1.11%	1.11%	1.09%
0.99%	0.98%	0.98%	0.98%	0.98%

0.51%	0.03%	(0.01)%	(0.51)%	(0.55)%
0.51%	0.08%	0.12%	(0.38)%	(0.44)%
102%	84%	105%	90%	106%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements October 31, 2015

1).  ORGANIZATION

The Hennessy Cornerstone Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of Hennessy Mutual Funds, Inc., a Maryland corporation, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund), and holders of the Institutional Class shares of the Predecessor Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is long-term growth of capital.  The Fund is a diversified fund.

 The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective administration, shareholder servicing, and transfer agent expenses and sales charges, if any. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

 As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

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Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis reporting for the 2015 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$422,441	$(416,821)	$(5,620)

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

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i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2015, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

  Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
New Accounting Pronouncements – In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11 “Repurchase-to Maturity Transactions, Repurchase Financings, and Disclosures.”  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

  In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

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3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

 Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

 Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., weather-related events) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

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 Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

 Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

 Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

  The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

 The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

 The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s

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investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

 The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2015 were $292,206,813 and $277,789,536, respectively.

 There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.74%.  The net investment advisory fees payable by the Fund as of October 31, 2015 were $177,968.

 In the past, the Advisor has agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses (excluding all federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) exceeded 0.98% of the Fund’s net assets for the Institutional Class shares of the Fund.  The expense limitation agreement for the Institutional Class shares could only be terminated by the Board and was terminated by the Board as of February 28, 2015.

 For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  The Advisor waived or reimbursed expenses of $1,023 for the Fund during the fiscal year ended October 31, 2015.  As of October 31, 2015, cumulative expenses subject to potential recovery under the aforementioned conditions were $1,023 for Institutional Class shares, which will expire on October 31, 2018.

 The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. Shareholder service fees payable by the Fund as of October 31, 2015 were $20,815.

 The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial

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intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2015 were $434,223.

 U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2015 were $275,654.

 U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the fiscal year ended October 31, 2015, the Fund had an outstanding average daily balance and a weighted average interest rate of $21,381 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $2,702,000.  At October 31, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$275,123,133
Gross tax unrealized appreciation	$33,988,871
Gross tax unrealized depreciation	(21,429,816)
Net tax unrealized appreciation	$12,559,055
Undistributed ordinary income	$354,293
Undistributed long-term capital gains	—
Total distributable earnings	$354,293
Other accumulated loss	$(98,983,540)
Total accumulated loss	$(86,070,192)

 The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales and partnership adjustments.

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 At October 31, 2015, the Fund had capital loss carryforwards that expire as follows:

$1,040,214	10/31/16
$97,943,326	10/31/17

 During the fiscal year ended October 31, 2015, the capital loss carry forwards utilized for the Fund were $50,871,792.

 Capital losses sustained in the fiscal year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Furthermore, any loss incurred during those taxable years will be required to be utilized prior to the losses incurred in taxable years prior to 2012. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

 At October 31, 2015, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

 The Fund did not pay any distributions during fiscal year 2015 or fiscal year 2014.

8).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2015, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

   Effective November 1, 2015, the Fund adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  Even though the authorized rate is up to 0.25%, the Fund has only used 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since the plan was implemented on November 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees of Hennessy Funds Trust
and the Shareholders of the Hennessy Cornerstone Growth Fund:

We have audited the accompanying statement of assets and liabilities of Hennessy Cornerstone Growth Fund (the Fund), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin
December 23, 2015

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Information pertaining to the Trustees and the Officers of the Trust is set forth below.  Such persons serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Name, Year of Birth,			(During Past
and Position Held	Length of	Principal Occupation(s)	Five Years)
with the Trust	Time Served	During Past Five Years	Held by Trustee(1)

Disinterested Trustees

J. Dennis DeSousa (1936)	Since January	Mr. DeSousa is a real estate investor.	Hennessy SPARX
Trustee	1996 for the		Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Robert T. Doyle (1947)	Since January	Mr. Doyle has been the Sheriff of	Hennessy SPARX
Trustee	1996 for the	Marin County, California since 1996.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Gerald P. Richardson (1945)	Since May	Mr. Richardson is an independent	Hennessy SPARX
Trustee	2004 for the	consultant in the securities industry.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Interested Trustee(2)

Neil J. Hennessy (1956)	Since January	Mr. Hennessy has been employed by	Hennessy Advisors,
Trustee, Chairman of	1996 as a Trustee	Hennessy Advisors, Inc., the Funds’	Inc.; Hennessy
the Board, Chief	for the Hennessy	investment advisor, since 1989.	SPARX Funds Trust;
Investment Officer,	Funds and since	He currently serves as President,	Hennessy Mutual
Portfolio Manager,	June 2008 as	Chairman and Chief Executive Officer	Funds, Inc.; and
and President	an Officer of the	of Hennessy Advisors, Inc.	The Hennessy
	Hennessy Funds		Funds, Inc.

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Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Officers

Teresa M. Nilsen (1966)	Since January	Ms. Nilsen has been employed by Hennessy Advisors, Inc.,
Executive Vice President	1996 for the	the Funds’ investment advisor, since 1989. She currently
and Treasurer	Hennessy Funds	serves as Executive Vice President, Chief Operations Officer,
Chief Financial Officer, and Secretary of Hennessy Advisors, Inc.

Daniel B. Steadman (1956)	Since March	Mr. Steadman has been employed by Hennessy Advisors, Inc.,
Executive Vice President	2000 for the	the Funds’ investment advisor, since 2000. He currently serves
and Secretary	Hennessy Funds	as Executive Vice President and Chief Compliance Officer of
Hennessy Advisors, Inc.

Jennifer Cheskiewicz (1977)	Since June	Ms. Cheskiewicz has been employed by Hennessy Advisors,
Senior Vice President and	2013 for the	Inc., the Funds’ investment advisor, since June 2013. She
Chief Compliance Officer	Hennessy Funds	currently serves as General Counsel of Hennessy Advisors, Inc.

She previously served as in-house counsel to Carlson Capital,
L.P., an SEC-registered investment advisor to several private funds from February 2010 to May 2013.

Brian Carlson (1972)	Since December	Mr. Carlson has been employed by Hennessy Advisors, Inc., the
Senior Vice President and	2013 for the	Funds’ investment advisor, since December 2013.
Head of Distribution	Hennessy Funds
Mr. Carlson was previously a co-founder and principal of
Trivium Consultants, LLC from February 2011 through
November 2013.

David Ellison (1958)(3)	Since October	Mr. Ellison has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2012 for the	Small Cap Financial Fund, the Hennessy Large Cap Financial
Portfolio Manager	Hennessy Funds	Fund, and the Hennessy Technology Fund since inception.

Mr. Ellison previously served as Director, CIO and President of
FBR Fund Advisers, Inc. from December 1999 to October 2012.

Brian Peery (1969)	Since March	Mr. Peery has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2003 as an	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	Officer of the	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Hennessy Funds	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	and since	Fund, and the Hennessy Balanced Fund since October 2014.
	February 2011	From February 2011 through September 2014, he served as
	as a Co-Portfolio	Co-Portfolio Manager of the same funds. Mr. Peery has also
	Manager or	served as a Portfolio Manager of the Hennessy Gas Utility Fund
	Portfolio Manager	since February 2015.
for the
	Hennessy Funds	Mr. Peery has been employed by Hennessy Advisors, Inc., the
Funds’ investment advisor, since 2002.

Winsor (Skip) Aylesworth	Since October	Mr. Aylesworth has served as a Portfolio Manager of the
(1947)(3)	2012 for the	Hennessy Gas Utility Fund since 1998 and as a Portfolio
Vice President and	Hennessy Funds	Manager of the Hennessy Technology Fund since inception.
Portfolio Manager
Mr. Aylesworth previously served as Executive Vice President of The FBR Funds from 1999 to October 2012.

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Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Ryan Kelley (1972)(4)	Since March	Mr. Kelley has served as a Portfolio Manager of the Hennessy
Vice President and	2013 for the	Gas Utility Fund, the Hennessy Small Cap Financial Fund, and
Portfolio Manager	Hennessy Funds	the Hennessy Large Cap Financial Fund since October 2014.
From March 2013 through September 2014, he served as a
Co-Portfolio Manager of the same funds. Prior to that,
he was a Portfolio Analyst of the Hennessy Funds.

(1)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI, and HSFT.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354

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Expense Example (Unaudited)
October 31, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2015 –
	May 1, 2015	October 31, 2015	October 31, 2015
Investor Class
Actual	$1,000.00	$1,033.10	$5.94
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90

Institutional Class
Actual	$1,000.00	$1,033.80	$5.18
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.14

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.16% for Investor Class shares or 1.01% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

Matters Submitted to a Shareholder Vote

A special meeting of shareholders of the Investor Class shares of the Fund was held on October 2, 2015, and the following matters were approved by the Fund’s voting Investor Class shares:

				Broker
	For	Against	Abstain	Nonvotes
To approve a distribution
(Rule 12b-1) plan for the
Investor Class shares of the Fund	4,841,306.719	1,091,568.514	197,931.286	223,031.000

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Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

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(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com	1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2015

HENNESSY FOCUS FUND

Investor Class  HFCSX
Institutional Class  HFCIX

hennessyfunds.com	1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting	32
Quarterly Filings on Form N-Q	32
Federal Tax Distribution Information	32
Householding	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2015

Dear Hennessy Funds Shareholder:

As I look back over the year, I am reminded that the U.S. economy has come a long way since the depths of the recession in 2009. The economy has been expanding steadily for almost six years, the unemployment rate has halved, the housing market has been recovering and capital expenditures have been growing.  The financial markets have performed well too, driven largely by strong corporate earnings growth, especially in the early years.  The U.S. market, as measured by the S&P 500 Index, has roughly tripled since the bull market began in 2009, and the Index’s earnings per share have increased 260% over this same time period. For the year ended October 31, 2015, the U.S. equity market performed reasonably well, with the S&P 500 posting another advance of 5.2%. However, behind this headline number, the market experienced a great deal of volatility as investors reacted to falling energy prices, a rise in the U.S. Dollar, pressure on export earnings growth, slower growth in China and, most significantly, the likelihood of a rise in the Fed Funds rate for the first time in nearly a decade – the featured topic of conversation around every office water cooler in the financial world this year.

Investors, reporters and friends often ask me “What’s next?” The market has been in a volatile, sideways correction for over a year now, and throughout this period of volatility, I have consistently advised investors to continue to focus on the long-term fundamentals of the market.

In my view, the fundamentals of the market are in good shape. Despite a stronger U.S. Dollar and its impact on export growth, the economy is still growing steadily. Inflation remains low, so we expect the Federal Reserve, once it does begin to raise short-term interest rates, will not likely raise them by very much. New jobs are being created at what I believe is a healthy rate, and average hourly wages are rising in response to a tighter labor market.  Higher wages and lower gasoline prices are helping to keep consumer confidence positive.

Notwithstanding what I view as a relatively solid economic environment, however, I think investor sentiment remains restrained. The same factors that contributed to the market volatility this past year are still troubling investors today: the slowdown in the Chinese economy, slower earnings growth here in the U.S., and, of course, the prospect of rising interest rates. As a result of these investor worries, I do not see any solid enthusiasm for the market – no euphoria. Universal optimism about the market often coincides with a peak in stock prices and this absence of euphoria is yet another reason I feel bullish.  And finally, I do not believe stocks are expensive. The Dow Jones Industrial Average and the S&P 500 Index have forward PE (price-to-earnings) ratios of approximately 16x and 17x, respectively, close to long-term averages. In my view, these fundamentals taken together signal a continuation of the bull market that began six years ago.

A final positive note: I still do not believe that investors have fully returned to investing in U.S. equities. Assets in domestic equity funds have now reached parity with fixed income/money market funds, with $6.2 trillion in each.  I believe that fixed income investments will continue to trickle into equities, which should have a positive effect on the market.

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Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and the S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Price to earnings (“PE”) is the market price per share divided by earnings per share. Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. It serves as an indicator of a company’s profitability.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2015

	One	Five	Ten
	Year	Years	Years
Hennessy Focus Fund –
Investor Class (HFCSX)	11.83%	15.86%	11.53%
Hennessy Focus Fund –
Institutional Class (HFCIX)(1)	12.23%	16.19%	11.81%
Russell 3000® Index	4.49%	14.14%	7.94%
Russell Mid Cap® Growth Index	4.94%	14.10%	9.08%

Expense ratios: 1.46% (Investor Class); 1.10% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.  Performance for periods prior to October 26, 2012 is that of the FBR Focus Fund.

The expense ratios presented are from the most recent prospectus.

(1)
The inception date of Institutional Class shares is May 30, 2008.  Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

PERFORMANCE NARRATIVE

Portfolio Managers Brian Macauley, CFA, David Rainey, CFA, and Ira Rothberg, CFA

Broad Run Investment Management, LLC (sub-advisor)

Performance:

For the twelve-month period ended October 31, 2015, the Investor Class of the Hennessy Focus Fund returned 11.83%, outperforming the Russell 3000® Index and the Russell

HENNESSYFUNDS.COM

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Midcap® Growth Index, which returned 4.49% and 4.94% for the same period, respectively.

Leading contributors to the Fund’s performance were O’Reilly Automotive, Inc., Markel Corporation and American Woodmark Corporation, all of which the Fund continues to hold.  Each of these companies produced attractive financial results over the period, which helped drive appreciation in their stock prices.  Leading detractors from the Fund’s performance were Twenty-First Century Fox, Inc., Encore Capital Group, Inc., and Roadrunner Transportation Systems, Inc. We believe that these businesses are likely to provide compelling forward returns, so the Fund continues to hold these investments.

We invest with a long-term time horizon and encourage shareholders to do the same. Despite the discussion of one-year results referenced above, we encourage fellow shareholders to also evaluate the Fund’s performance over five- and ten-year periods since shorter time periods can be influenced by many transitory issues unrelated to the growth in intrinsic value of the Fund’s holdings.

Investment Outlook:

We continue to have a positive long-term outlook for the Fund. The Fund’s holdings are predominately a collection of what we believe to be high quality, secular growth businesses trading at reasonable valuations. Our expectation is that on average the Fund will own these businesses for five years or longer.  Over this long-term time horizon, we believe that the Fund’s returns will likely be determined primarily by the growth in earnings power of these businesses.

During the first half of the year, we established a position in Hexcel Corporation, as we discussed in the April 30, 2015 Semi-Annual Report.  During the second half of the year, we substantially added to it and several other positions as market volatility produced more attractive valuation levels.  We did not eliminate any positions from the Fund during the year.  Recall that with our low turnover investment strategy, it is not unusual to have periods of limited portfolio turnover.  This low level of turnover is consistent with our long-held belief that the best way to build wealth in the stock market is to own a carefully selected portfolio of undervalued, high quality, secular growth businesses, and to hold these businesses long-term as they compound their earnings over time. We are pleased with the collection of businesses that you own through the Fund and believe that they are growing their earnings power and intrinsic value at attractive rates. We continue to search the market, looking for what we believe to be better alternatives to what you own today through the Fund, and will act when such opportunities arise.

While our long-term approach makes great sense to us, it is by no means conventional.  We believe that the majority of our investment peers operate with a one- or two-year investment horizon, as compared to our five- to ten-year horizon.  If your investment horizon is short-term, your research effort is likely to focus on predicting a company’s short-term fundamental performance relative to consensus expectations. You likely look to develop an “edge” that gives you better insight into short-term sales trends, margins, and/or stock catalysts.  Instead, with our long-term investment horizon, we conduct our research with an eye toward understanding the opportunity for a business over the next decade. We focus on evaluating those factors that we believe have the most impact on a company’s investment results over the long-term: the quality of the business, its growth potential, management quality, exposure to catastrophic “tail risks,” and valuation.

Of these factors, we believe that management quality, and especially management’s capital allocation skill, are under-analyzed and under-appreciated by most investors.  We postulate that this is a direct result of the short-term investment horizons of most market participants.  In the short-term, capital allocation decisions typically have little impact on a

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stock price or business fundamentals, but like compound interest, these decisions accumulate to be of significant importance over time.  Consider a new CEO hired to run a 100-year-old business.  If that business earns a 12% return on equity (ROE) today, and that ROE can be sustained, then in six years time the firm’s equity base will have doubled.  In just six years, the CEO will be responsible for investing 50% of all equity capital ever invested in a century old business.  Over time, there is significant power to create – or destroy – shareholder value based upon what is done with a firm’s profits and balance sheet.

Recognizing this, we look to invest in companies with management teams skilled at both operations and capital allocation, motivated with proper economic incentives, and possessing a long-term mindset.  Assessing management quality is part art and part science.  As a starting point, we review the historical financial record compiled by the management team, including trends in margins, returns on equity, and returns on capital, and how these metrics compare to other companies within their industry.  As we dig deeper, we analyze what we identify to be the important capital allocation decisions the team has made in the past.  For example, have they made large acquisitions or share repurchases, and how did those decisions turn out?  As we read about the business, we stay attuned to how management discusses acquisitions, share repurchases, capital expenditures, dividends, and use of the balance sheet. When we meet with management, we query them about their capital allocation framework and how they think about creating long-term value.  And of course, we evaluate their economic incentives, looking for a strong alignment of interest with the long-term equity holder.

In our experience, the most effective management teams have an unclouded view that their responsibility is to maximize long-term value per share.  They understand the full set of capital allocation options in front of them, and are willing to move quickly and in size when they see an unusual opportunity.  They recognize that there is a cost to acting today rather than waiting to see what opportunities are presented tomorrow, and have the internal political capital to forego short-term profits in favor of pursuing much larger, but longer-term opportunities.  Unsurprisingly, we often find these characteristics in companies still run by the founder or founding family and in businesses with high insider ownership.

While we cannot know with certainty how a management team will perform in the future, and even the best management teams can stumble, we believe emphasizing management quality in our process is one factor that helps tilt the odds in our favor.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell 3000® Index is an unmanaged index commonly used to measure the performance of U.S. stocks. The Russell Midcap® Growth Index is an unmanaged index commonly used to measure the performance of U.S. medium-capitalization growth stocks. One cannot invest directly in an index.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund invests in small and medium capitalized companies, which involves additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Return on equity is the amount of net income returned as a percentage of a shareholder’s equity. Return on capital is a profitability ratio, which measures the return that an investment generates for stockholders.

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Financial Statements
Schedule of Investments as of October 31, 2015

HENNESSY FOCUS FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
O’Reilly Automotive, Inc.	10.90%
American Tower Corp., Class A	9.69%
Markel Corp.	8.77%
Brookfield Asset Management, Inc.	6.82%
CarMax, Inc.	6.42%
Aon PLC	4.47%
The Charles Schwab Corp.	4.30%
Encore Capital Group, Inc.	4.24%
Twenty First Century Fox, Inc.	3.82%
Alphabet, Inc.	3.60%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 71.70%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 23.56%
CarMax, Inc. (a)	2,321,682	$137,002,455	6.42%
Dick’s Sporting Goods, Inc.	678,460	30,225,393	1.42%
O’Reilly Automotive, Inc. (a)	842,815	232,836,072	10.90%
Penn National Gaming, Inc. (a)	1,197,772	21,392,208	1.00%
Twenty First Century Fox, Inc.	2,657,204	81,549,590	3.82%
		503,005,718	23.56%

Energy – 2.76%
World Fuel Services Corp.	1,325,143	58,915,858	2.76%

Financials – 30.85%
Aon PLC (b)	1,023,717	95,523,033	4.47%
Brookfield Asset Management, Inc. (b)	4,163,349	145,592,315	6.82%
Diamond Hill Investment Group, Inc.	151,439	30,295,372	1.42%
Encore Capital Group, Inc. (a)(d)	2,223,280	90,487,496	4.24%
Markel Corp. (a)	215,672	187,203,296	8.77%
Marlin Business Services Corp. (d)	1,010,273	17,841,421	0.83%
The Charles Schwab Corp.	3,010,873	91,891,844	4.30%
		658,834,777	30.85%

Health Care – 1.55%
Henry Schein, Inc. (a)	218,484	33,146,208	1.55%

Industrials – 7.00%
American Woodmark Corp. (a)(d)	915,708	66,571,972	3.12%
Hexcel Corp.	1,245,414	57,687,576	2.70%
Mistras Group, Inc. (a)	846,695	16,019,469	0.75%
Roadrunner Transportation Systems, Inc. (a)	869,200	9,248,288	0.43%
		149,527,305	7.00%

Information Technology – 5.98%
Alphabet, Inc., Class A (a)	68,984	50,868,112	2.38%
Alphabet, Inc. (a)	108,017	76,779,564	3.60%
		127,647,676	5.98%

Total Common Stocks
(Cost $843,384,030)		1,531,077,542	71.70%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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REITS – 13.13%	Number		% of
	of Shares	Value	Net Assets
Financials – 13.13%
American Tower Corp., Class A	2,025,087	$207,024,644	9.69%
Gaming & Leisure Properties, Inc.	2,514,958	73,361,325	3.44%

Total REITS
(Cost $149,034,281)		280,385,969	13.13%

SHORT-TERM INVESTMENTS – 13.42%

Money Market Funds – 13.42%
Federated Government Obligations Fund – Class I, 0.01% (c)	106,112,000	106,112,000	4.97%
Federated Treasury Obligations Fund, 0.01% (c)	74,301,215	74,301,215	3.48%
Fidelity Government Portfolio – Institutional Class, 0.01% (c)	106,112,000	106,112,000	4.97%

		286,525,215	13.42%

Total Short-Term Investments
(Cost $286,525,215)		286,525,215	13.42%

Total Investments
(Cost $1,278,943,526) – 98.25%		2,097,988,726	98.25%

Other Assets in
Excess of Liabilities – 1.75%		37,428,038	1.75%

TOTAL NET ASSETS – 100.00%		$2,135,416,764	100.00%

Percentages are stated as a percent of net assets.

REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of October 31, 2015.
(d)
Investment represents five percent or more of the outstanding voting securities of the issuer, and is or was an affiliate of the Hennessy Focus Fund, as defined in the Investment Company Act of 1940, as amended, at or during the year ended October 31, 2015. Details of transactions with these affiliated companies for the year ended October 31, 2015, are as follows:

	American	Encore Capital	Marlin Business
Issuer	Woodmark Corp.	Group, Inc.	Services Corp.
Beginning Cost	$26,381,501	$49,017,320	$8,114,638
Purchase Cost	$6,044,459	$23,775,625	$7,750,651
Sales Cost	—	—	—
Ending Cost	$32,425,960	$72,792,945	$15,865,289
Dividend Income	—	—	$2,420,859
Shares	915,708	2,223,280	1,010,273
Market Value	$66,571,972	$90,487,496	$17,841,421

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Summary of Fair Value Exposure at October 31, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2015 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$503,005,718	$—	$—	$503,005,718
Energy	58,915,858	—	—	58,915,858
Financials	658,834,777	—	—	658,834,777
Health Care	33,146,208	—	—	33,146,208
Industrials	149,527,305	—	—	149,527,305
Information Technology	127,647,676	—	—	127,647,676
Total Common Stocks	$1,531,077,542	$—	$—	$1,531,077,542
REITS
Financials	$280,385,969	$—	$—	$280,385,969
Total REITS	$280,385,969	$—	$—	$280,385,969
Short-Term Investments
Money Market Funds	$286,525,215	$—	$—	$286,525,215
Total Short-Term Investments	$286,525,215	$—	$—	$286,525,215
Total Investments	$2,097,988,726	$—	$—	$2,097,988,726

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2015, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Assets and Liabilities as of October 31, 2015

ASSETS:
Investments in securities, at value (cost $1,157,859,332)	$1,923,087,837
Investments in affiliated securities, at value (cost $121,084,194)	174,900,889
Total investments in securities (cost $1,278,943,526)	2,097,988,726
Dividends and interest receivable	406,070
Receivable for fund shares sold	15,285,630
Receivable for securities sold	24,963,093
Prepaid expenses and other assets	80,631
Total Assets	2,138,724,150

LIABILITIES:
Payable for fund shares redeemed	586,896
Payable to advisor	1,544,508
Payable to administrator	320,856
Payable to auditor	20,300
Accrued distribution fees	286,203
Accrued service fees	130,481
Accrued trustees fees	2,400
Accrued expenses and other payables	415,742
Total Liabilities	3,307,386
NET ASSETS	$2,135,416,764

NET ASSETS CONSIST OF:
Capital stock	$1,320,650,425
Accumulated net investment loss	(8,330,095)
Accumulated net realized gain on investments	4,051,234
Unrealized net appreciation on investments	819,045,200
Total Net Assets	$2,135,416,764

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$1,615,358,715
Shares issued and outstanding	22,453,594
Net asset value, offering price and redemption price per share	$71.94

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$520,058,049
Shares issued and outstanding	7,101,128
Net asset value, offering price and redemption price per share	$73.24

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Statement of Operations for the year ended October 31, 2015

INVESTMENT INCOME:
Dividend income from unaffiliated securities(1)	$13,528,831
Dividend income from affiliated securities	2,420,859
Interest income	20,786
Total investment income	15,970,476

EXPENSES:
Investment advisory fees (See Note 5)	15,806,285
Sub-transfer agent expenses – Investor Class (See Note 5)	2,624,437
Sub-transfer agent expenses – Institutional Class (See Note 5)	336,345
Distribution fees – Investor Class (See Note 5)	2,490,942
Administration, fund accounting, custody and transfer agent fees (See Note 5)	1,730,741
Service fees – Investor Class (See Note 5)	968,177
Reports to shareholders	94,723
Federal and state registration fees	65,440
Compliance expense	22,186
Legal fees	20,998
Audit fees	20,896
Trustees’ fees and expenses	16,899
Other expenses	94,758
Total expenses	24,292,827
NET INVESTMENT LOSS	$(8,322,351)

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	$4,582,644
Net change in unrealized appreciation on investments	189,175,587
Net gain on investments	193,758,231
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$185,435,880

(1)	Net of foreign taxes withheld of $211,025.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
OPERATIONS:
Net investment income (loss)	$(8,322,351)	$6,395,821
Net realized gain on investments	4,582,644	114,548,203
Net change in unrealized appreciation on investments	189,175,587	28,663,773
Net increase in net assets resulting from operations	185,435,880	149,607,797

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(320,240)	—
Institutional Class	(218,677)	—
Net realized gains
Investor Class	(91,635,474)	(19,269,073)
Institutional Class	(21,665,079)	(3,177,442)
Total distributions	(113,839,470)	(22,446,515)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	523,376,866	274,855,822
Proceeds from shares subscribed – Institutional Class	279,633,599	157,637,486
Dividends reinvested – Investor Class	90,396,629	18,773,429
Dividends reinvested – Institutional Class	16,054,210	2,406,086
Cost of shares redeemed – Investor Class	(266,214,310)	(324,511,295	)(1)
Cost of shares redeemed – Institutional Class	(75,766,873)	(79,720,304)
Net increase in net assets
derived from capital share transactions	567,480,121	49,441,224
TOTAL INCREASE IN NET ASSETS	639,076,531	176,602,506

NET ASSETS:
Beginning of year	1,496,340,233	1,319,737,727
End of year	$2,135,416,764	$1,496,340,233
Accumulated net investment loss, end of year	$(8,330,095)	$—

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	7,439,297	4,221,654
Shares sold – Institutional Class	3,920,855	2,388,952
Shares issued to holders as reinvestment
of dividends – Investor Class	1,371,829	291,422
Shares issued to holders as reinvestment
of dividends – Institutional Class	239,922	36,903
Shares redeemed – Investor Class	(3,820,415)	(4,978,901)
Shares redeemed – Institutional Class	(1,078,256)	(1,204,269)
Net increase in shares outstanding	8,073,232	755,761

(1)	Net of redemption fees of $949 related to redemption fees imposed by the FBR Focus Fund during a prior year but not received until the fiscal year 2014.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Paid-in capital from redemption fees
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(3)

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2015	2014	2013	2012	2011

$69.46	$63.58	$51.78	$49.80	$47.57

(0.33)	0.27	(0.32)	(0.39)	(0.50	)(1)
8.07	6.68	16.44	7.61	4.44
7.74	6.95	16.12	7.22	3.94

(0.02)	—	—	—	—
(5.24)	(1.07)	(4.32)	(5.24)	(1.72)
(5.26)	(1.07)	(4.32)	(5.24)	(1.72)
—	0.00 (2)	0.00 (2)	0.00 (2)	0.01
$71.94	$69.46	$63.58	$51.78	$49.80

11.83%	11.05%	33.54%	16.17%	8.35%

$1,615.36	$1,213.03	$1,139.85	$707.61	$611.34
1.46%	1.41%	1.43%	1.41%	1.44%
(0.55)%	0.41%	(0.85)%	(0.79)%	(1.01)%
4%	18%	4%	13%	13%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Institutional Class share outstanding throughout each year*

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

*	Per share amounts have been restated on a retroactive basis to reflect a 1:18 reverse stock split effective December 10, 2010.
(1)	Calculated based on average shares outstanding method.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2015	2014	2013	2012	2011

$70.50	$64.32	$52.19	$50.02	$47.64

(0.08)	0.35	(0.13)	(0.22)	(0.37	)(1)
8.19	6.90	16.58	7.63	4.47
8.11	7.25	16.45	7.41	4.10

(0.05)	—	—	—	—
(5.32)	(1.07)	(4.32)	(5.24)	(1.72)
(5.37)	(1.07)	(4.32)	(5.24)	(1.72)
$73.24	$70.50	$64.32	$52.19	$50.02

12.23%	11.40%	33.94%	16.51%	8.53%

$520.06	$283.31	$179.89	$77.28	$49.01
1.11%	1.10%	1.13%	1.12%	1.15%
(0.19)%	0.59%	(0.52)%	(0.52)%	(0.76)%
4%	18%	4%	13%	13%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements October 31, 2015

1).  ORGANIZATION

The Hennessy Focus Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Focus Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund), and holders of the Institutional Class shares of the Predecessor FBR Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund). The investment objective of the Fund is capital appreciation.  The Fund is a non-diversified fund.

     The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective administration, 12b-1 distribution and service, shareholder servicing, and transfer agent expenses and sales charges, if any. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

     As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

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Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis reporting for the 2015 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$531,173	$(531,173)	$—

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

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i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2015, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2015, the Fund did not hold any derivative instruments.

m).
New Accounting Pronouncements – In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11 “Repurchase-to Maturity Transactions, Repurchase Financings, and Disclosures.”  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions

HENNESSYFUNDS.COM

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that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

 Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

 Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily

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available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., weather-related events) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

     Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

 Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

 Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

 The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

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 The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

 The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

 The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2015 were $347,866,481 and $64,150,419, respectively.

 There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.90%.  The net investment advisory fees payable by the Fund as of October 31, 2015 were $1,544,508.

 The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, Broad Run Investment Management, LLC.  The Advisor pays the sub-advisor fees for the Fund from its own assets and these fees are not an additional expense of the Fund.

 The Advisor contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses and, from and after November 1, 2014, 12b-1 fees) to 1.95% and 1.70% of the Fund’s net assets for the Investor Class shares and Institutional Class shares of the Fund, respectively, through February 28, 2015.  The expense limitation agreement for the Fund is no longer in effect.

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 For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  During the three years ended October 31, 2015, no expenses were waived or reimbursed by the Advisor and therefore no expenses are subject to potential recovery.

 The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, effective as of February 28, 2015, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder service fees payable by the Fund as of October 31, 2015 were $130,481.

 The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, although the Fund has only been using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since March 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.

 The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2015 were $2,960,782.

     U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and per   sonnel.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2015 were $1,730,741.

 U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund

HENNESSYFUNDS.COM

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and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the fiscal year ended October 31, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$1,278,943,526
Gross tax unrealized appreciation	$847,489,776
Gross tax unrealized depreciation	(28,444,576)
Net tax unrealized appreciation	$819,045,200
Undistributed ordinary income	$—
Undistributed long-term capital gains	4,051,234
Total distributable earnings	$4,051,234
Other accumulated loss	$(8,330,095)
Total accumulated gain	$814,766,339

 At October 31, 2015, the Fund had no tax basis capital losses to offset future capital gains.

 At October 31, 2015, the Fund deferred, on a tax basis, a late year ordinary loss of $8,330,095.

 The tax character of distributions paid during fiscal year 2015 and fiscal year 2014 for the Fund were as follows:

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
Ordinary income	$2,736,846	$—
Long-term capital gain	111,102,624	22,446,515
	$113,839,470	$22,446,515

8).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2015, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

 On December 9, 2015, capital gains were declared and paid to shareholders of record as of December 8, 2015 as follows:

Long-term
Investor Class	$0.13953
Institutional Class	$0.14191

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
And the Shareholders of the Hennessy Focus Fund
Novato, CA

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hennessy Focus Fund (the “Fund”), a series of Hennessy Funds Trust (the “Trust”), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Focus Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 21, 2015

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Information pertaining to the Trustees and the Officers of the Trust is set forth below.  Such persons serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Name, Year of Birth,			(During Past
and Position Held	Length of	Principal Occupation(s)	Five Years)
with the Trust	Time Served	During Past Five Years	Held by Trustee(1)

Disinterested Trustees

J. Dennis DeSousa (1936)	Since January	Mr. DeSousa is a real estate investor.	Hennessy SPARX
Trustee	1996 for the		Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Robert T. Doyle (1947)	Since January	Mr. Doyle has been the Sheriff of	Hennessy SPARX
Trustee	1996 for the	Marin County, California since 1996.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Gerald P. Richardson (1945)	Since May	Mr. Richardson is an independent	Hennessy SPARX
Trustee	2004 for the	consultant in the securities industry.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.
Interested Trustee(2)

Neil J. Hennessy (1956)	Since January	Mr. Hennessy has been employed by	Hennessy Advisors,
Trustee, Chairman of	1996 as a Trustee	Hennessy Advisors, Inc., the Funds’	Inc.; Hennessy
the Board, Chief	for the Hennessy	investment advisor, since 1989.	SPARX Funds Trust;
Investment Officer,	Funds and since	He currently serves as President,	Hennessy Mutual
Portfolio Manager,	June 2008 as	Chairman and Chief Executive Officer	Funds, Inc.; and
and President	an Officer of the	of Hennessy Advisors, Inc.	The Hennessy
	Hennessy Funds		Funds, Inc.

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Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Officers

Teresa M. Nilsen (1966)	Since January	Ms. Nilsen has been employed by Hennessy Advisors, Inc.,
Executive Vice President	1996 for the	the Funds’ investment advisor, since 1989. She currently
and Treasurer	Hennessy Funds	serves as Executive Vice President, Chief Operations Officer,
Chief Financial Officer, and Secretary of Hennessy Advisors, Inc.

Daniel B. Steadman (1956)	Since March	Mr. Steadman has been employed by Hennessy Advisors, Inc.,
Executive Vice President	2000 for the	the Funds’ investment advisor, since 2000. He currently serves
and Secretary	Hennessy Funds	as Executive Vice President and Chief Compliance Officer of
Hennessy Advisors, Inc.

Jennifer Cheskiewicz (1977)	Since June	Ms. Cheskiewicz has been employed by Hennessy Advisors,
Senior Vice President and	2013 for the	Inc., the Funds’ investment advisor, since June 2013. She
Chief Compliance Officer	Hennessy Funds	currently serves as General Counsel of Hennessy Advisors, Inc.

She previously served as in-house counsel to Carlson Capital,
L.P., an SEC-registered investment advisor to several private funds from February 2010 to May 2013.

Brian Carlson (1972)	Since December	Mr. Carlson has been employed by Hennessy Advisors, Inc., the
Senior Vice President and	2013 for the	Funds’ investment advisor, since December 2013.
Head of Distribution	Hennessy Funds
Mr. Carlson was previously a co-founder and principal of
Trivium Consultants, LLC from February 2011 through
November 2013.

David Ellison (1958)(3)	Since October	Mr. Ellison has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2012 for the	Small Cap Financial Fund, the Hennessy Large Cap Financial
Portfolio Manager	Hennessy Funds	Fund, and the Hennessy Technology Fund since inception.

Mr. Ellison previously served as Director, CIO and President of
FBR Fund Advisers, Inc. from December 1999 to October 2012.

Brian Peery (1969)	Since March	Mr. Peery has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2003 as an	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	Officer of the	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Hennessy Funds	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	and since	Fund, and the Hennessy Balanced Fund since October 2014.
	February 2011	From February 2011 through September 2014, he served as
	as a Co-Portfolio	Co-Portfolio Manager of the same funds. Mr. Peery has also
	Manager or	served as a Portfolio Manager of the Hennessy Gas Utility Fund
	Portfolio Manager	since February 2015.
for the
	Hennessy Funds	Mr. Peery has been employed by Hennessy Advisors, Inc., the
Funds’ investment advisor, since 2002.

Winsor (Skip) Aylesworth	Since October	Mr. Aylesworth has served as a Portfolio Manager of the
(1947)(3)	2012 for the	Hennessy Gas Utility Fund since 1998 and as a Portfolio
Vice President and	Hennessy Funds	Manager of the Hennessy Technology Fund since inception.
Portfolio Manager
Mr. Aylesworth previously served as Executive Vice President of The FBR Funds from 1999 to October 2012.

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Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Ryan Kelley (1972)(4)	Since March	Mr. Kelley has served as a Portfolio Manager of the Hennessy
Vice President and	2013 for the	Gas Utility Fund, the Hennessy Small Cap Financial Fund, and
Portfolio Manager	Hennessy Funds	the Hennessy Large Cap Financial Fund since October 2014.
From March 2013 through September 2014, he served as a
Co-Portfolio Manager of the same funds. Prior to that,
he was a Portfolio Analyst of the Hennessy Funds.

(1)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI, and HSFT.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2015 –
	May 1, 2015	October 31, 2015	October 31, 2015
Investor Class
Actual	$1,000.00	$1,026.00	$7.66
Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63
Institutional Class
Actual	$1,000.00	$1,027.90	$5.72
Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	$5.70

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.50% for Investor Class shares or 1.12% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2015 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 90.67%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com	1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2015

HENNESSY CORNERSTONE
MID CAP 30 FUND

Investor Class  HFMDX
Institutional Class  HIMDX

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(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers of the Fund	26
Expense Example	30
Proxy Voting	32
Quarterly Filings on Form N-Q	32
Federal Tax Distribution Information	32
Householding	32
Matters Submitted to a Shareholder Vote	33
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2015

Dear Hennessy Funds Shareholder:

As I look back over the year, I am reminded that the U.S. economy has come a long way since the depths of the recession in 2009. The economy has been expanding steadily for almost six years, the unemployment rate has halved, the housing market has been recovering and capital expenditures have been growing.  The financial markets have performed well too, driven largely by strong corporate earnings growth, especially in the early years.  The U.S. market, as measured by the S&P 500 Index, has roughly tripled since the bull market began in 2009, and the Index’s earnings per share have increased 260% over this same time period. For the year ended October 31, 2015, the U.S. equity market performed reasonably well, with the S&P 500 posting another advance of 5.2%. However, behind this headline number, the market experienced a great deal of volatility as investors reacted to falling energy prices, a rise in the U.S. Dollar, pressure on export earnings growth, slower growth in China and, most significantly, the likelihood of a rise in the Fed Funds rate for the first time in nearly a decade – the featured topic of conversation around every office water cooler in the financial world this year.

Investors, reporters and friends often ask me “What’s next?” The market has been in a volatile, sideways correction for over a year now, and throughout this period of volatility, I have consistently advised investors to continue to focus on the long-term fundamentals of the market.

In my view, the fundamentals of the market are in good shape. Despite a stronger U.S. Dollar and its impact on export growth, the economy is still growing steadily. Inflation remains low, so we expect the Federal Reserve, once it does begin to raise short-term interest rates, will not likely raise them by very much. New jobs are being created at what I believe is a healthy rate, and average hourly wages are rising in response to a tighter labor market.  Higher wages and lower gasoline prices are helping to keep consumer confidence positive.

Notwithstanding what I view as a relatively solid economic environment, however, I think investor sentiment remains restrained. The same factors that contributed to the market volatility this past year are still troubling investors today: the slowdown in the Chinese economy, slower earnings growth here in the U.S., and, of course, the prospect of rising interest rates. As a result of these investor worries, I do not see any solid enthusiasm for the market – no euphoria. Universal optimism about the market often coincides with a peak in stock prices and this absence of euphoria is yet another reason I feel bullish.  And finally, I do not believe stocks are expensive. The Dow Jones Industrial Average and the S&P 500 Index have forward PE (price-to-earnings) ratios of approximately 16x and 17x, respectively, close to long-term averages. In my view, these fundamentals taken together signal a continuation of the bull market that began six years ago.

A final positive note: I still do not believe that investors have fully returned to investing in U.S. equities. Assets in domestic equity funds have now reached parity with fixed income/money market funds, with $6.2 trillion in each.  I believe that fixed income investments will continue to trickle into equities, which should have a positive effect on the market.

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Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and the S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Price to earnings (“PE”) is the market price per share divided by earnings per share. Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. It serves as an indicator of a company’s profitability.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2015

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Mid Cap 30 Fund –
Investor Class (HFMDX)	12.35%	15.83%	10.03%
Hennessy Cornerstone Mid Cap 30 Fund –
Institutional Class (HIMDX)(1)	12.62%	16.20%	10.31%
Russell Midcap® Index	2.77%	13.91%	8.85%
S&P 500 Index	5.20%	14.33%	7.85%

Expense ratios from most recent prospectus: 1.17% (Investor Class); 0.99% (Institutional Class).  As set forth in the Supplement to the Prospectus dated October 7, 2015, a 12b-1 fee of 0.15% was instituted on Investor Class shares effective as of November 1, 2015, and is not included in the Investor Class expense ratio.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

(1)
The inception date of Institutional Class shares is March 3, 2008.  Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

PERFORMANCE NARRATIVE

Portfolio Managers Neil Hennessy and Brian Peery

Performance:

For the twelve-month period ended October 31, 2015, the Investor Class of the Hennessy Cornerstone Mid Cap 30 Fund returned 12.35%, significantly outperforming the Russell

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Midcap® Index and the S&P 500 Index, which returned 2.77% and 5.20% for the same period, respectively.

We are very pleased with the overall performance of the Fund during the twelve-month period ended October 31, 2015. The Fund’s relative outperformance was driven entirely by underlying stock selection, as sector allocation was slightly negative. Roughly half of the Fund’s outperformance versus the Russell Midcap® Index was due to stock selection within the Consumer Discretionary sector, including Skechers USA, Inc., Mohawk Industries, Inc. and Advance Auto Parts, Inc., which performed especially well over the period. The next largest contributor to Fund performance was stock selection within the Industrials sector, with JetBlue Airways Corp., Masco Corp. and HD Supply Holdings. Inc. leading the list of outperformers over the period. The largest detractor to the Fund’s performance was stock selection within the Telecommunications sector, where the decline in Windstream Holdings accounted for a substantial portion of the sector’s underperformance.  The Fund continues to hold all the stocks mentioned above.

Portfolio Strategy:

We believe that limiting the Fund to 30 stocks produces a relatively concentrated portfolio, where individual stock performance can influence the performance of the portfolio as a whole while at the same time providing ample diversification in our view. Additionally, the Fund employs a strict price-to-sales ratio limit of 1.5, resulting in the Fund investing in what we deem to be reasonably-valued stocks rather than those whose price may be predicated on expected future growth. This “growth at a reasonable price” stock selection approach has served us well, and we believe wholeheartedly in utilizing this methodology when investing.

Market Outlook:

Over the twelve-month period ended October 31, 2015, U.S. equities, as measured by the S&P 500 Index, advanced by just over 5%. Notwithstanding this modest rise, the year was marked by a great deal of volatility, especially during the second half of the period when uncertainty regarding the timing and magnitude of a rise in short-term interest rates being contemplated by the Federal Reserve dominated investor thinking. Earnings growth, too, caused anxiety for investors. Lower energy prices impacted many companies in the Energy sector, and the higher U.S. Dollar and slower growth abroad affected exporters. Many companies saw their sales and earnings growth slow.

In the end, however, confidence in continued economic growth was strong enough to offset investor concerns, with the market staging a dramatic rally in October, the final month of the Fund’s fiscal year. We believe the basic fundamentals of the market are attractive, and we continue to be optimistic about the possibility of further market advances over the course of the next year. The economy is growing slowly but steadily. Inflation is low, so we expect that the Fed, once they do start to raise rates, will not raise them by very much. The labor market has continued to recover over the last 12 months, and consumer confidence appears buoyant. Most importantly, we do not believe stocks are expensive. The Dow Jones Industrial Average and the S&P 500 have forward PE ratios of approximately 16x and 17x, respectively, close to long-term averages. Corporate balance sheets appear to be in excellent shape, and while executives have shown some reluctance to increase capital spending beyond maintenance levels this cycle, we believe companies will eventually start investing for expansion. This spending could, in turn, help drive share prices higher through an acceleration in sales and earnings growth.

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Investment Outlook:

We are confident that there are good investment opportunities in the mid-cap space. While we believe higher interest rates may lead to an even stronger U.S. Dollar and difficulties for exporters, many mid-cap companies have purely domestic businesses, which are benefiting from steady economic growth at home, low inflation and low energy prices. With consumer debt levels falling and wage growth finally starting to accelerate, we are expecting a fairly good holiday season for consumer-based companies and stronger demand for their products and services next year. However, we recognize that despite low gas prices, consumers and especially younger consumers, seem to prefer spending less and saving more, in contrast to previous generations. Going into the new fiscal year, we are pleased with the positioning of the portfolio, which includes a large number of companies that are domestically focused and that we believe are reasonably valued and may be poised for growth. Relative to the Fund’s benchmarks, the portfolio is overweight in both the Consumer Discretionary and Industrial sectors and we think that these areas of the market offer great growth potential now and into 2016.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell Midcap® Index is an index commonly used to measure the performance of U.S. medium-capitalization stocks. The S&P 500 Index and Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

The Fund invests in small and medium capitalized companies, which may have limited liquidity and greater price volatility than large capitalization companies. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Diversification does not assure a profit or protect against loss in a declining market. Price to sales ratio is a tool for calculating a stock’s valuation relative to other companies. It is calculated by dividing a company’s market price per share by its revenue per share. PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share. Earnings growth is not a measure of the Fund’s future performance.

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Financial Statements
Schedule of Investments as of October 31, 2015

HENNESSY CORNERSTONE MID CAP 30 FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
JetBlue Airways Corp.	4.78%
Advance Auto Parts, Inc.	4.37%
Centene Corp.	4.37%
Mohawk Industries, Inc.	4.31%
Sealed Air Corp.	4.31%
Take-Two Interactive Software, Inc.	4.30%
NVR, Inc.	4.25%
Pinnacle Foods, Inc.	4.02%
Masco Corp.	3.65%
Foot Locker, Inc.	3.60%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 93.32%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 29.05%
Advance Auto Parts, Inc.	236,300	$46,889,009	4.37%
Brinker International, Inc.	601,200	27,360,612	2.55%
Foot Locker, Inc.	569,700	38,597,175	3.60%
JC Penney Co., Inc. (a)	3,364,400	30,851,548	2.88%
Live Nation Entertainment, Inc. (a)	1,318,400	35,965,952	3.36%
Mohawk Industries, Inc. (a)	236,400	46,216,200	4.31%
NVR, Inc. (a)	27,814	45,552,657	4.25%
Skechers USA, Inc. (a)	1,146,900	35,783,280	3.34%
TopBuild Corp. (a)	150,011	4,219,809	0.39%
		311,436,242	29.05%

Consumer Staples – 5.79%
Pilgrim’s Pride Corp.	997,200	18,936,828	1.77%
Pinnacle Foods, Inc.	977,200	43,074,976	4.02%
		62,011,804	5.79%

Financials – 6.46%
Reinsurance Group of America, Inc.	401,100	36,195,264	3.38%
Voya Financial, Inc.	815,000	33,064,550	3.08%
		69,259,814	6.46%

Health Care – 8.93%
Centene Corp. (a)	787,700	46,852,396	4.37%
LifePoint Hospitals, Inc. (a)	459,320	31,637,962	2.95%
Tenet Healthcare Corp. (a)	550,900	17,281,733	1.61%
		95,772,091	8.93%

Industrials – 16.76%
AECOM Technology Corp. (a)	983,000	28,969,010	2.70%
HD Supply Holdings, Inc. (a)	1,163,400	34,657,686	3.23%
JetBlue Airways Corp. (a)	2,060,400	51,180,336	4.78%
Masco Corp.	1,350,300	39,158,700	3.65%
Ryder System, Inc.	357,700	25,675,706	2.40%
		179,641,438	16.76%

Information Technology – 4.30%
Take-Two Interactive Software, Inc. (a)	1,386,900	46,045,080	4.30%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Materials – 16.15%
Ball Corp.	503,300	$34,476,050	3.22%
RPM International, Inc.	704,500	32,202,695	3.00%
Sealed Air Corp.	940,500	46,197,360	4.31%
Steel Dynamics, Inc.	1,470,300	27,156,441	2.53%
Valspar Corp.	408,700	33,084,265	3.09%
		173,116,811	16.15%

Telecommunication Services – 2.70%
Frontier Communications Corp.	5,001,500	25,707,710	2.40%
Windstream Holdings, Inc.	498,867	3,247,624	0.30%
		28,955,334	2.70%

Utilities – 3.18%
UGI Corp.	929,500	34,084,765	3.18%

Total Common Stocks
(Cost $953,129,295)		1,000,323,379	93.32%

REITS – 1.12%
Financials – 1.12%
Communications Sales & Leasing, Inc.	598,640	12,026,677	1.12%

Total REITS
(Cost $17,630,782)		12,026,677	1.12%

SHORT-TERM INVESTMENTS – 4.41%
Money Market Funds – 4.41%
Fidelity Government Portfolio – Institutional Class, 0.01% (b)	47,245,876	47,245,876	4.41%

Total Short-Term Investments
(Cost $47,245,876)		47,245,876	4.41%

Total Investments
(Cost $1,018,005,953) – 98.85%		1,059,595,932	98.85%
Other Assets in
Excess of Liabilities – 1.15%		12,345,345	1.15%
TOTAL NET ASSETS – 100.00%		$1,071,941,277	100.00%

Percentages are stated as a percent of net assets.

REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of October 31, 2015.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure at October 31, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2015 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$311,436,242	$—	$—	$311,436,242
Consumer Staples	62,011,804	—	—	62,011,804
Financials	69,259,814	—	—	69,259,814
Health Care	95,772,091	—	—	95,772,091
Industrials	179,641,438	—	—	179,641,438
Information Technology	46,045,080	—	—	46,045,080
Materials	173,116,811	—	—	173,116,811
Telecommunication Services	28,955,334	—	—	28,955,334
Utilities	34,084,765	—	—	34,084,765
Total Common Stocks	$1,000,323,379	$—	$—	$1,000,323,379
REITS
Financials	$12,026,677	$—	$—	$12,026,677
Total REITS	$12,026,677	$—	$—	$12,026,677
Short-Term Investments
Money Market Funds	$47,245,876	$—	$—	$47,245,876
Total Short-Term Investments	$47,245,876	$—	$—	$47,245,876
Total Investments	$1,059,595,932	$—	$—	$1,059,595,932

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2015, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Assets and Liabilities as of October 31, 2015

ASSETS:
Investments in securities, at value (cost $1,018,005,953)	$1,059,595,932
Dividends and interest receivable	121,137
Receivable for fund shares sold	14,926,975
Prepaid expenses and other assets	44,798
Total Assets	1,074,688,842

LIABILITIES:
Payable for fund shares redeemed	1,721,920
Payable to advisor	643,549
Payable to administrator	171,656
Payable to auditor	21,831
Accrued service fees	61,932
Accrued trustees fees	2,501
Accrued expenses and other payables	124,176
Total Liabilities	2,747,565
NET ASSETS	$1,071,941,277

NET ASSETS CONSIST OF:
Capital stock	$1,022,398,505
Accumulated net investment income	797,037
Accumulated net realized gain on investments	7,155,756
Unrealized net appreciation on investments	41,589,979
Total Net Assets	$1,071,941,277

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$765,903,830
Shares issued and outstanding	38,062,565
Net asset value, offering price and redemption price per share	$20.12

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$306,037,447
Shares issued and outstanding	14,891,989
Net asset value, offering price and redemption price per share	$20.55

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Operations for the year ended October 31, 2015

INVESTMENT INCOME:
Dividend income	$8,474,773
Interest income	3,053
Total investment income	8,477,826

EXPENSES:
Investment advisory fees (See Note 5)	4,416,181
Sub-transfer agent expenses – Investor Class (See Note 5)	868,942
Sub-transfer agent expenses – Institutional Class (See Note 5)	139,791
Administration, fund accounting, custody and transfer agent fees (See Note 5)	596,880
Service fees – Investor Class (See Note 5)	445,295
Federal and state registration fees	61,291
Reports to shareholders	33,440
Audit fees	22,610
Compliance expense	22,187
Trustees’ fees and expenses	12,467
Legal fees	4,736
Other expenses	23,485
Net expenses	6,647,305
NET INVESTMENT INCOME	$1,830,521

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$8,189,909
Net change in unrealized appreciation on investments	19,847,205
Net gain on investments	28,037,114
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,867,635

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
OPERATIONS:
Net investment income (loss)	$1,830,521	$(1,043,883)
Net realized gain on investments	8,189,909	21,172,663
Net change in unrealized appreciation on investments	19,847,205	14,300,425
Net increase in net assets resulting from operations	29,867,635	34,429,205

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	—	(454,042)
Institutional Class	—	(270,203)
Net realized gains
Investor Class	(16,025,638)	(11,623,817)
Institutional Class	(4,641,869)	(3,628,891)
Total distributions	(20,667,507)	(15,976,953)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	626,037,117	123,845,765
Proceeds from shares subscribed – Institutional Class	265,472,593	42,799,834
Dividends reinvested – Investor Class	15,829,426	11,873,075
Dividends reinvested – Institutional Class	4,211,897	3,660,618
Cost of shares redeemed – Investor Class	(143,926,929)	(50,946,355)
Cost of shares redeemed – Institutional Class	(38,580,417)	(26,622,774)
Net increase in net assets derived
from capital share transactions	729,043,687	104,610,163
TOTAL INCREASE IN NET ASSETS	738,243,815	123,062,415

NET ASSETS:
Beginning of year	333,697,462	210,635,047
End of year	$1,071,941,277	$333,697,462
Undistributed net investment income (loss),
end of year	$797,037	$(1,033,484)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	30,736,606	6,500,015
Shares sold – Institutional Class	12,673,580	2,212,501
Shares issued to holders as
reinvestment of dividends – Investor Class	847,400	706,175
Shares issued to holders as
reinvestment of dividends – Institutional Class	221,213	213,582
Shares redeemed – Investor Class	(7,112,737)	(2,821,483)
Shares redeemed – Institutional Class	(1,904,158)	(1,429,482)
Net increase in shares outstanding	35,461,904	5,381,308

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments

Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains

Total distributions

Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2015	2014	2013	2012	2011

$19.00	$17.32	$14.06	$12.15	$11.18

0.10	(0.05)	0.09	0.08	(0.09)
2.16	3.04	3.35	1.83	1.06
2.26	2.99	3.44	1.91	0.97

—	(0.05)	(0.18)	—	—
(1.14)	(1.26)	—	—	—
(1.14)	(1.31)	(0.18)	—	—
$20.12	$19.00	$17.32	$14.06	$12.15

12.35%	18.25%	24.78%	15.72%	8.68%

$765.90	$258.17	$159.45	$145.85	$146.23
1.17%	1.25%	1.31%	1.37%	1.36%
0.27%	(0.47)%	0.51%	0.59%	(0.79)%
5%	132%	212%	25%	107%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments

Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains

Total distributions

Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2015	2014	2013	2012	2011

$19.36	$17.62	$14.31	$12.32	$11.29

(0.03)	(0.08)	0.14	0.09	(0.05)
2.38	3.17	3.41	1.90	1.08
2.35	3.09	3.55	1.99	1.03

—	(0.09)	(0.24)	—	—
(1.16)	(1.26)	—	—	—
(1.16)	(1.35)	(0.24)	—	—
$20.55	$19.36	$17.62	$14.31	$12.32

12.62%	18.57%	25.15%	16.15%	9.12%

$306.04	$75.53	$51.19	$41.62	$24.06

0.96%	1.07%	1.11%	1.16%	1.14%
0.96%	0.98%	0.98%	0.98%	0.98%

0.41%	(0.29)%	0.71%	0.90%	(0.41)%
0.41%	(0.20)%	0.84%	1.08%	(0.57)%
5%	132%	212%	25%	107%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements October 31, 2015

1).  ORGANIZATION

The Hennessy Cornerstone Mid Cap 30 Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of Hennessy Mutual Funds, Inc., a Maryland corporation, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund), and holders of the Institutional Class shares of the Predecessor Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is long-term growth of capital.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences.  Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes.  The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

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c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund.  Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis.  The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period.  Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature.  Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty.  If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

i).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

j).	Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons,

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including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification.  Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position.  During the fiscal year ended October 31, 2015, the Fund did not hold any derivative instruments.

k).
New Accounting Pronouncements – In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11 “Repurchase-to Maturity Transactions, Repurchase Financings, and Disclosures.”  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

 In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices

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vary substantially over time or among brokered market makers. These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.
Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in

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good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2015 were $688,467,737 and $26,903,640, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund.  The Advisor provides the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee from the Fund.  The fee is based upon the average daily net assets of the Fund at the annual rate of 0.74%.  The net investment advisory fees payable by the Fund as of October 31, 2015 were $643,549.

In the past, the Advisor has agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses (excluding all federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) exceeded 0.98% of the Fund’s net assets for the Institutional Class shares of the Fund.  The expense limitation agreement for the Institutional Class shares could only be terminated by the Board and was terminated by the Board as of February 28, 2015.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  During the three years ended October 31, 2015, no expenses were waived or reimbursed by the Advisor and therefore no expenses are subject to potential recovery.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The Shareholder Servicing

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Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder service fees payable by the Fund as of October 31, 2015 were $61,932.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions.  Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2015 were $1,008,733.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2015 were $596,880.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only).  During the fiscal year ended October 31, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$1,018,008,256
Gross tax unrealized appreciation	$105,116,797
Gross tax unrealized depreciation	(63,529,121)
Net tax unrealized appreciation	$41,587,676
Undistributed ordinary income	$8,448,767
Undistributed long-term capital gains	—
Total distributable earnings	$8,448,767
Other accumulated loss	$(493,671)
Total accumulated gain	$49,542,772

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

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At October 31, 2015, the Fund had capital loss carryforwards of $493,671 that expire on October 31, 2016.

During the fiscal year ended October 31, 2015, the capital loss carry forwards utilized for the Fund were $493,673.

Capital losses sustained in the fiscal year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Furthermore, any loss incurred during those taxable years will be required to be utilized prior to the losses incurred in taxable years prior to 2012. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2015, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

The tax character of distributions paid during fiscal year 2015 and fiscal year 2014 for the Fund were as follows:

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
Ordinary income	$44,515	$724,245
Long-term capital gain	20,622,992	15,252,708
	$20,667,507	$15,976,953

8).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2015, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 9, 2015, capital gains were declared and paid to shareholders of record as of December 8, 2015 as follows:

Short-term
Investor Class	$0.14238
Institutional Class	$0.14547

Effective November 1, 2015, the Fund adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  Even though the authorized rate is up to 0.25%, the Fund has only used 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since the plan was implemented on November 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the Shareholders of the Hennessy Cornerstone Mid Cap 30 Fund:

We have audited the accompanying statement of assets and liabilities of Hennessy Cornerstone Mid Cap 30 Fund (the Fund), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin
December 23, 2015

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Information pertaining to the Trustees and the Officers of the Trust is set forth below.  Such persons serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Name, Year of Birth,			(During Past
and Position Held	Length of	Principal Occupation(s)	Five Years)
with the Trust	Time Served	During Past Five Years	Held by Trustee(1)

Disinterested Trustees

J. Dennis DeSousa (1936)	Since January	Mr. DeSousa is a real estate investor.	Hennessy SPARX
Trustee	1996 for the		Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Robert T. Doyle (1947)	Since January	Mr. Doyle has been the Sheriff of	Hennessy SPARX
Trustee	1996 for the	Marin County, California since 1996.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Gerald P. Richardson (1945)	Since May	Mr. Richardson is an independent	Hennessy SPARX
Trustee	2004 for the	consultant in the securities industry.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.
Interested Trustee(2)

Neil J. Hennessy (1956)	Since January	Mr. Hennessy has been employed by	Hennessy Advisors,
Trustee, Chairman of	1996 as a Trustee	Hennessy Advisors, Inc., the Funds’	Inc.; Hennessy
the Board, Chief	for the Hennessy	investment advisor, since 1989.	SPARX Funds Trust;
Investment Officer,	Funds and since	He currently serves as President,	Hennessy Mutual
Portfolio Manager,	June 2008 as	Chairman and Chief Executive Officer	Funds, Inc.; and
and President	an Officer of the	of Hennessy Advisors, Inc.	The Hennessy
	Hennessy Funds		Funds, Inc.

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Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Officers

Teresa M. Nilsen (1966)	Since January	Ms. Nilsen has been employed by Hennessy Advisors, Inc.,
Executive Vice President	1996 for the	the Funds’ investment advisor, since 1989. She currently
and Treasurer	Hennessy Funds	serves as Executive Vice President, Chief Operations Officer,
Chief Financial Officer, and Secretary of Hennessy Advisors, Inc.

Daniel B. Steadman (1956)	Since March	Mr. Steadman has been employed by Hennessy Advisors, Inc.,
Executive Vice President	2000 for the	the Funds’ investment advisor, since 2000. He currently serves
and Secretary	Hennessy Funds	as Executive Vice President and Chief Compliance Officer of
Hennessy Advisors, Inc.

Jennifer Cheskiewicz (1977)	Since June	Ms. Cheskiewicz has been employed by Hennessy Advisors,
Senior Vice President and	2013 for the	Inc., the Funds’ investment advisor, since June 2013. She
Chief Compliance Officer	Hennessy Funds	currently serves as General Counsel of Hennessy Advisors, Inc.

She previously served as in-house counsel to Carlson Capital,
L.P., an SEC-registered investment advisor to several private funds from February 2010 to May 2013.

Brian Carlson (1972)	Since December	Mr. Carlson has been employed by Hennessy Advisors, Inc., the
Senior Vice President and	2013 for the	Funds’ investment advisor, since December 2013.
Head of Distribution	Hennessy Funds
Mr. Carlson was previously a co-founder and principal of
Trivium Consultants, LLC from February 2011 through
November 2013.

David Ellison (1958)(3)	Since October	Mr. Ellison has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2012 for the	Small Cap Financial Fund, the Hennessy Large Cap Financial
Portfolio Manager	Hennessy Funds	Fund, and the Hennessy Technology Fund since inception.

Mr. Ellison previously served as Director, CIO and President of
FBR Fund Advisers, Inc. from December 1999 to October 2012.

Brian Peery (1969)	Since March	Mr. Peery has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2003 as an	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	Officer of the	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Hennessy Funds	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	and since	Fund, and the Hennessy Balanced Fund since October 2014.
	February 2011	From February 2011 through September 2014, he served as
	as a Co-Portfolio	Co-Portfolio Manager of the same funds. Mr. Peery has also
	Manager or	served as a Portfolio Manager of the Hennessy Gas Utility Fund
	Portfolio Manager	since February 2015.
for the
	Hennessy Funds	Mr. Peery has been employed by Hennessy Advisors, Inc., the
Funds’ investment advisor, since 2002.

Winsor (Skip) Aylesworth	Since October	Mr. Aylesworth has served as a Portfolio Manager of the
(1947)(3)	2012 for the	Hennessy Gas Utility Fund since 1998 and as a Portfolio
Vice President and	Hennessy Funds	Manager of the Hennessy Technology Fund since inception.
Portfolio Manager
Mr. Aylesworth previously served as Executive Vice President of The FBR Funds from 1999 to October 2012.

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Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years
Ryan Kelley (1972)(4)	Since March	Mr. Kelley has served as a Portfolio Manager of the Hennessy
Vice President and	2013 for the	Gas Utility Fund, the Hennessy Small Cap Financial Fund, and
Portfolio Manager	Hennessy Funds	the Hennessy Large Cap Financial Fund since October 2014.
From March 2013 through September 2014, he served as a
Co-Portfolio Manager of the same funds. Prior to that,
he was a Portfolio Analyst of the Hennessy Funds.

(1)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI, and HSFT.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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(This Page Intentionally Left Blank.)-

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Expense Example (Unaudited)
October 31, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2015 –
	May 1, 2015	October 31, 2015	October 31, 2015
Investor Class
Actual	$1,000.00	$1,024.40	$5.97
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96
Institutional Class
Actual	$1,000.00	$1,025.40	$4.95
Hypothetical (5% return before expenses)	$1,000.00	$1,020.32	$4.94

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.17% for Investor Class shares or 0.97% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 99.78%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2015 was 99.78%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 100.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Matters Submitted to a Shareholder Vote

A special meeting of shareholders of the Investor Class shares of the Fund was held on October 2, 2015, and the following matters were approved by the Fund’s voting Investor Class shares:

				Broker
	For	Against	Abstain	Nonvotes
To approve a distribution
(Rule 12b-1) plan for the
Investor Class shares of the Fund	7,535,374.144	1,625,052.208	319,146.384	1,090,038.000

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2015

HENNESSY CORNERSTONE
LARGE GROWTH FUND

Investor Class  HFLGX
Institutional Class  HILGX

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(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers of the Fund	26
Expense Example	30
Proxy Voting	32
Quarterly Filings on Form N-Q	32
Federal Tax Distribution Information	32
Householding	32
Matters Submitted to a Shareholder Vote	33
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2015

Dear Hennessy Funds Shareholder:

As I look back over the year, I am reminded that the U.S. economy has come a long way since the depths of the recession in 2009. The economy has been expanding steadily for almost six years, the unemployment rate has halved, the housing market has been recovering and capital expenditures have been growing.  The financial markets have performed well too, driven largely by strong corporate earnings growth, especially in the early years.  The U.S. market, as measured by the S&P 500 Index, has roughly tripled since the bull market began in 2009, and the Index’s earnings per share have increased 260% over this same time period. For the year ended October 31, 2015, the U.S. equity market performed reasonably well, with the S&P 500 posting another advance of 5.2%. However, behind this headline number, the market experienced a great deal of volatility as investors reacted to falling energy prices, a rise in the U.S. Dollar, pressure on export earnings growth, slower growth in China and, most significantly, the likelihood of a rise in the Fed Funds rate for the first time in nearly a decade – the featured topic of conversation around every office water cooler in the financial world this year.

Investors, reporters and friends often ask me “What’s next?” The market has been in a volatile, sideways correction for over a year now, and throughout this period of volatility, I have consistently advised investors to continue to focus on the long-term fundamentals of the market.

In my view, the fundamentals of the market are in good shape. Despite a stronger U.S. Dollar and its impact on export growth, the economy is still growing steadily. Inflation remains low, so we expect the Federal Reserve, once it does begin to raise short-term interest rates, will not likely raise them by very much. New jobs are being created at what I believe is a healthy rate, and average hourly wages are rising in response to a tighter labor market.  Higher wages and lower gasoline prices are helping to keep consumer confidence positive.

Notwithstanding what I view as a relatively solid economic environment, however, I think investor sentiment remains restrained. The same factors that contributed to the market volatility this past year are still troubling investors today: the slowdown in the Chinese economy, slower earnings growth here in the U.S., and, of course, the prospect of rising interest rates. As a result of these investor worries, I do not see any solid enthusiasm for the market – no euphoria. Universal optimism about the market often coincides with a peak in stock prices and this absence of euphoria is yet another reason I feel bullish.  And finally, I do not believe stocks are expensive. The Dow Jones Industrial Average and the S&P 500 Index have forward PE (price-to-earnings) ratios of approximately 16x and 17x, respectively, close to long-term averages. In my view, these fundamentals taken together signal a continuation of the bull market that began six years ago.

A final positive note: I still do not believe that investors have fully returned to investing in U.S. equities. Assets in domestic equity funds have now reached parity with fixed income/money market funds, with $6.2 trillion in each.  I believe that fixed income investments will continue to trickle into equities, which should have a positive effect on the market.

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Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and the S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Price to earnings (“PE”) is the market price per share divided by earnings per share. Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. It serves as an indicator of a company’s profitability.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund on its inception date and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2015

			Since
	One	Five	Inception
	Year	Years	(3/20/09)
Hennessy Cornerstone Large Growth Fund –
Investor Class (HFLGX)	1.11%	12.22%	18.70%
Hennessy Cornerstone Large Growth Fund –
Institutional Class (HILGX)	1.19%	12.46%	18.99%
Russell 1000® Index	4.86%	14.32%	18.98%
S&P 500 Index	5.20%	14.33%	18.71%

Expense ratios from most recent prospectus: 1.08% (Investor Class); 0.99% (Institutional Class).  As set forth in the Supplement to the Prospectus dated October 7, 2015, a 12b-1 fee of 0.15% was instituted on Investor Class shares effective as of November 1, 2015, and is not included in the Investor Class expense ratio.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

PERFORMANCE NARRATIVE

Portfolio Managers Neil Hennessy and Brian Peery

Performance:

For the twelve-month period ended October 31, 2015, the Investor Class of the Hennessy Cornerstone Large Growth Fund returned 1.11%, underperforming the Russell 1000® Index and the S&P 500 Index, which returned 4.86% and 5.20% for the same period, respectively.

HENNESSYFUNDS.COM

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The Fund’s overweight position in retailers including The Gap, Inc., Bed, Bath & Beyond, Inc. and Macy’s, Inc. hurt its relative performance, as many retailers are struggling with slow growth in consumer demand and increased competition from internet shopping. The Fund also lost ground relative to its benchmark with its investments in the Technology sector. Holdings in Teradata Corp. and Micron Technology, Inc. performed poorly, and the Fund invested too little in the large technology companies dominating investor focus this year, especially Facebook, Inc. (Class A) and Alphabet, Inc. (Class C). The Fund’s investments in the Consumer Staples sector performed well, especially Coca-Cola Enterprises, Kroger Co. and Wal-Mart Stores, Inc. The Fund continues to hold Teradata, Micron Technology and Coca-Cola.

Portfolio Strategy:

The Fund’s investment strategy is based on identifying stocks that are large and established, yet trade at below average price-to-cash-flow ratios. The Fund also seeks to invest only in what it deems to be higher quality businesses and so focuses on companies with high returns on total capital.

Market Outlook:

Over the twelve-month period ended October 31, 2015, U.S. equities, as measured by the S&P 500 Index, advanced by just over 5%. Notwithstanding this modest rise, the year was marked by a great deal of volatility, especially during the second half of the period when uncertainty regarding the timing and magnitude of a rise in short-term interest rates being contemplated by the Federal Reserve dominated investor thinking. Earnings growth, too, caused anxiety for investors. Lower energy prices impacted many companies in the Energy sector, and the higher U.S. Dollar and slower growth abroad affected exporters. Many companies saw their sales and earnings growth slow.

In the end, however, confidence in continued economic growth was strong enough to offset investor concerns, with the market staging a dramatic rally in October, the final month of the Fund’s fiscal year. We believe the fundamentals of the market are attractive, and we continue to be optimistic about the possibility of further market advances over the course of the next year. The economy is growing slowly but steadily. Inflation is low, so we expect that the Fed, once they do start to raise rates, will not raise them by very much. The labor market has continued to recover over the last 12 months, and consumer confidence appears buoyant. Most importantly, we do not believe stocks are expensive. The Dow Jones Industrial Average and the S&P 500 have forward PE ratios of approximately 16x and 17x, respectively, close to long-term averages. Corporate balance sheets appear to be in excellent shape, and while executives have shown some reluctance to increase capital spending beyond maintenance levels this cycle, we believe companies will eventually start investing for expansion. This spending could, in turn, help drive share prices higher through an acceleration in sales and earnings growth.

Investment Outlook:

We are confident that there are good investment opportunities in the large-cap space. While we believe higher interest rates may lead to an even stronger U.S. Dollar and difficulties for exporters, large-cap companies with purely domestic businesses are benefiting from steady economic growth at home, low inflation and low energy prices. With consumer debt levels falling and wage growth finally starting to accelerate, we are expecting a fairly good holiday season for consumer-based companies and stronger demand for their products and services next year. However, we recognize that despite low gas prices, consumers and especially younger consumers, seem to prefer spending less and saving more, in contrast to previous generations. Going into the new fiscal year, we are pleased with the positioning of the portfolio, which includes a large number of

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companies that are domestically focused and that we believe are reasonably valued and may be poised for growth. Relative to the Fund’s benchmarks, the portfolio is overweight in both the Consumer Discretionary and Industrial sectors, and we think that these areas of the market offer great growth potential now and into 2016.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell 1000® Index is commonly used to measure the performance of large-capitalization U.S. stocks. The S&P 500 Index and Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

The Fund may invest in medium capitalized companies, which may have more limited liquidity and greater price volatility than large capitalization companies. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance. PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share. Price to cash flow ratio is a stock valuation measure calculated by dividing a firm’s cash flow per share into the current stock price.

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6

Financial Statements
Schedule of Investments as of October 31, 2015

HENNESSY CORNERSTONE LARGE GROWTH FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Valero Energy Corp.	3.00%
AutoZone, Inc.	2.86%
Foot Locker, Inc.	2.77%
Lear Corp.	2.75%
Marathon Petroleum Corp.	2.73%
The Progressive Corp.	2.66%
McDonald’s Corp.	2.62%
Coca-Cola Enterprises, Inc.	2.50%
Alaska Air Group, Inc.	2.50%
H&R Block, Inc.	2.42%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 96.70%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 29.26%
AutoZone, Inc. (a)	4,100	$3,216,081	2.86%
Bed Bath & Beyond, Inc. (a)	32,500	1,937,975	1.72%
Coach, Inc.	66,000	2,059,200	1.83%
Foot Locker, Inc.	45,900	3,109,725	2.77%
H&R Block, Inc.	73,000	2,719,980	2.42%
Harley-Davidson, Inc.	37,600	1,859,320	1.65%
Las Vegas Sands Corp.	44,700	2,213,097	1.97%
Lear Corp.	24,700	3,088,982	2.75%
Macy’s, Inc.	37,600	1,916,848	1.70%
McDonald’s Corp.	26,200	2,940,950	2.62%
Nordstrom, Inc.	31,400	2,047,594	1.82%
Omnicom Group, Inc.	32,300	2,419,916	2.15%
The Gap, Inc.	58,900	1,603,258	1.43%
Viacom, Inc.	35,900	1,770,229	1.57%
		32,903,155	29.26%

Consumer Staples – 8.08%
Campbell Soup Co.	50,700	2,575,053	2.29%
Coca-Cola Enterprises, Inc.	54,800	2,813,432	2.50%
Kellogg Co.	34,500	2,432,940	2.16%
Pilgrim’s Pride Corp.	66,700	1,266,633	1.13%
		9,088,058	8.08%

Energy – 11.42%
Exxon Mobil Corp.	26,100	2,159,514	1.92%
FMC Technologies, Inc. (a)	61,200	2,070,396	1.84%
Helmerich & Payne, Inc.	38,500	2,166,395	1.93%
Marathon Petroleum Corp.	59,200	3,066,560	2.73%
Valero Energy Corp.	51,200	3,375,104	3.00%
		12,837,969	11.42%

Financials – 4.33%
Franklin Resources, Inc.	46,100	1,879,036	1.67%
The Progressive Corp.	90,400	2,994,952	2.66%
		4,873,988	4.33%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Health Care – 6.49%
C.R. Bard, Inc.	13,500	$2,515,725	2.23%
HCA Holdings, Inc. (a)	35,100	2,414,529	2.15%
Johnson & Johnson	23,500	2,374,205	2.11%
		7,304,459	6.49%

Industrials – 18.29%
Alaska Air Group, Inc.	36,800	2,806,000	2.50%
Caterpillar, Inc.	28,300	2,065,617	1.84%
Deere & Co.	27,300	2,129,400	1.89%
Dover Corp.	33,900	2,184,177	1.94%
Flowserve Corp.	42,400	1,965,664	1.75%
Fluor Corp.	43,700	2,089,297	1.86%
PACCAR, Inc.	36,900	1,942,785	1.73%
Southwest Airlines Co.	58,400	2,703,336	2.40%
The Boeing Co.	18,100	2,680,067	2.38%
		20,566,343	18.29%

Information Technology – 11.15%
Apple, Inc.	21,850	2,611,075	2.32%
Intel Corp.	66,000	2,234,760	1.99%
International Business Machines Corp.	15,200	2,129,216	1.89%
Micron Technology, Inc. (a)	80,200	1,328,112	1.18%
Teradata Corp. (a)	54,900	1,543,239	1.37%
Western Union Co.	139,900	2,693,075	2.40%
		12,539,477	11.15%

Materials – 5.62%
Albemarle Corp.	41,200	2,205,024	1.96%
FMC Corp.	41,100	1,673,181	1.49%
Southern Copper Corp.	88,000	2,442,880	2.17%
		6,321,085	5.62%

Telecommunication Services – 2.06%
Verizon Communications, Inc.	49,400	2,315,872	2.06%

Total Common Stocks
(Cost $107,250,783)		108,750,406	96.70%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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SHORT-TERM INVESTMENTS – 3.69%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 3.69%
Fidelity Government Portfolio – Institutional Class, 0.01% (b)	4,150,079	$4,150,079	3.69%

Total Short-Term Investments
(Cost $4,150,079)		4,150,079	3.69%

Total Investments
(Cost $111,400,862) – 100.39%		112,900,485	100.39%
Liabilities in Excess
of Other Assets – (0.39)%		(440,640)	(0.39)%
TOTAL NET ASSETS – 100.00%		$112,459,845	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of October 31, 2015.

Summary of Fair Value Exposure at October 31, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2015 (see Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$32,903,155	$—	$—	$32,903,155
Consumer Staples	9,088,058	—	—	9,088,058
Energy	12,837,969	—	—	12,837,969
Financials	4,873,988	—	—	4,873,988
Health Care	7,304,459	—	—	7,304,459
Industrials	20,566,343	—	—	20,566,343
Information Technology	12,539,477	—	—	12,539,477
Materials	6,321,085	—	—	6,321,085
Telecommunication Services	2,315,872	—	—	2,315,872
Total Common Stocks	$108,750,406	$—	$—	$108,750,406
Short-Term Investments
Money Market Funds	$4,150,079	$—	$—	$4,150,079
Total Short-Term Investments	$4,150,079	$—	$—	$4,150,079
Total Investments	$112,900,485	$—	$—	$112,900,485

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2015, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Assets and Liabilities as of October 31, 2015

ASSETS:
Investments in securities, at value (cost $111,400,862)	$112,900,485
Dividends and interest receivable	82,991
Receivable for fund shares sold	3,296
Receivable for securities sold	2,527,663
Prepaid expenses and other assets	15,833
Total Assets	115,530,268

LIABILITIES:
Payable for securities purchased	2,740,212
Payable for fund shares redeemed	184,692
Payable to advisor	69,017
Payable to administrator	17,975
Payable to auditor	20,599
Accrued service fees	8,183
Accrued interest payable	70
Accrued trustees fees	2,364
Accrued expenses and other payables	27,311
Total Liabilities	3,070,423
NET ASSETS	$112,459,845

NET ASSETS CONSIST OF:
Capital stock	$87,696,470
Accumulated net investment income	1,652,799
Accumulated net realized gain on investments	21,610,953
Unrealized net appreciation on investments	1,499,623
Total Net Assets	$112,459,845

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$98,640,994
Shares issued and outstanding	7,592,655
Net asset value, offering price and redemption price per share	$12.99

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$13,818,851
Shares issued and outstanding	1,054,546
Net asset value, offering price and redemption price per share	$13.10

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Operations for the year ended October 31, 2015

INVESTMENT INCOME:
Dividend income	$2,935,446
Interest income	347
Total investment income	2,935,793

EXPENSES:
Investment advisory fees (See Note 5)	883,980
Administration, fund accounting, custody and transfer agent fees (See Note 5)	118,095
Service fees – Investor Class (See Note 5)	104,668
Sub-transfer agent expenses – Investor Class (See Note 5)	58,856
Sub-transfer agent expenses – Institutional Class (See Note 5)	8,292
Federal and state registration fees	28,391
Compliance expense	22,187
Audit fees	21,327
Reports to shareholders	12,355
Trustees’ fees and expenses	11,632
Legal fees	1,615
Other expenses	11,804
Total expenses before reimbursement by advisor	1,283,202
Expense reimbursement by advisor – Institutional Class (See Note 5)	(238)
Net expenses	1,282,964
NET INVESTMENT INCOME	$1,652,829

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$23,691,496
Net change in unrealized depreciation on investments	(23,789,596)
Net loss on investments	(98,100)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,554,729

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
OPERATIONS:
Net investment income	$1,652,829	$1,313,663
Net realized gain on investments	23,691,496	18,680,208
Net change in unrealized depreciation on investments	(23,789,596)	(586,375)
Net increase in net assets resulting from operations	1,554,729	19,407,496

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(1,131,289)	(985,143)
Institutional Class	(182,392)	(209,291)
Net realized gains
Investor Class	(15,515,006)	(4,397,057)
Institutional Class	(2,199,959)	(781,019)
Total distributions	(19,028,646)	(6,372,510)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	10,488,951	11,881,168
Proceeds from shares subscribed – Institutional Class	1,162,873	4,305,238
Dividends reinvested – Investor Class	15,613,606	5,021,319
Dividends reinvested – Institutional Class	2,276,330	949,886
Cost of shares redeemed – Investor Class	(17,679,567)	(11,322,920)
Cost of shares redeemed – Institutional Class	(2,316,917)	(8,441,558	)(1)
Net increase in net assets derived
from capital share transactions	9,545,276	2,393,133
TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,928,641)	15,428,119

NET ASSETS:
Beginning of year	120,388,486	104,960,367
End of year	$112,459,845	$120,388,486
Accumulated net investment income, end of year	$1,652,799	$1,313,651

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	772,173	822,355
Shares sold – Institutional Class	84,750	298,334
Shares issued to holders as reinvestment
of dividends – Investor Class	1,169,440	375,434
Shares issued to holders as reinvestment
of dividends – Institutional Class	168,993	70,320
Shares redeemed – Investor Class	(1,307,953)	(783,194)
Shares redeemed – Institutional Class	(171,821)	(579,248)
Net increase in shares outstanding	715,582	204,001

(1)
Net of redemption fees of $3 related to redemption fees imposed by the FBR Large Cap Fund (which was reorganized into the Fund) during a prior year but not received until the year ended October 31, 2014.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments

Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains

Total distributions

Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2015	2014	2013	2012	2011

$15.16	$13.56	$10.77	$12.37	$11.70

0.17	0.15	0.14	0.13	0.09
0.04	2.28	2.77	0.80	0.69
0.21	2.43	2.91	0.93	0.78

(0.14)	(0.15)	(0.10)	(0.07)	(0.09)
(2.24)	(0.68)	(0.02)	(2.46)	(0.02)
(2.38)	(0.83)	(0.12)	(2.53)	(0.11)
$12.99	$15.16	$13.56	$10.77	$12.37

1.11%	18.73%	27.32%	9.14%	6.70%

$98.64	$105.51	$88.77	$75.83	$77.88

1.09%	1.15%	1.19%	1.27%	1.26%
1.09%	1.15%	1.19%	1.27%	1.30%

1.37%	1.12%	1.10%	1.35%	0.72%
1.37%	1.12%	1.10%	1.35%	0.68%
79%	57%	73%	0%	70%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments

Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains

Total distributions

Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2015	2014	2013	2012	2011

$15.30	$13.68	$10.85	$12.44	$11.76

0.20	0.17	0.09	0.07	0.08
0.02	2.30	2.88	0.89	0.74
0.22	2.47	2.97	0.96	0.82

(0.16)	(0.17)	(0.12)	(0.09)	(0.12)
(2.26)	(0.68)	(0.02)	(2.46)	(0.02)
(2.42)	(0.85)	(0.14)	(2.55)	(0.14)
$13.10	$15.30	$13.68	$10.85	$12.44

1.19%	18.96%	27.63%	9.43%	6.99%

$13.82	$14.88	$16.19	$33.94	$0.14

0.99%	1.06%	1.10%	1.41%	1.14%
0.99%	0.98%	0.98%	0.98%	0.98%

1.47%	1.21%	1.38%	6.44%	0.81%
1.47%	1.30%	1.50%	6.87%	0.97%
79%	57%	73%	0%	70%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements October 31, 2015

1).  ORGANIZATION

The Hennessy Cornerstone Large Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The investment objective of the Fund is long-term growth of capital.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

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e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

i).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

j).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

 The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2015, the Fund did not hold any derivative instruments.

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k).
New Accounting Pronouncements – In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11 “Repurchase-to Maturity Transactions, Repurchase Financings, and Disclosures.”  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

 In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate

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investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

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The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2015 were $90,881,486 and $99,030,144, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.74%.  The net investment advisory fees payable by the Fund as of October 31, 2015 were $69,017.

In the past, the Advisor has agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses (excluding all federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) exceeded 0.98% of the Fund’s net assets for the Institutional Class shares of the Fund.  The expense limitation agreement for the Institutional Class shares could only be terminated by the Board and was terminated by the Board as of February 28, 2015.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  The Advisor waived or reimbursed expenses of $238 for the Fund during the fiscal year ended October 31, 2015.  As of October 31, 2015, cumulative expenses subject to potential recovery under the aforementioned conditions were $238 for Institutional Class shares, which will expire on October 31, 2018.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder service fees payable by the Fund as of October 31, 2015 were $8,183.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the

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Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2015 were $67,148.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2015 were $118,095.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the fiscal year ended October 31, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$111,428,315
Gross tax unrealized appreciation	$11,949,775
Gross tax unrealized depreciation	(10,477,605)
Net tax unrealized appreciation	$1,472,170
Undistributed ordinary income	$1,652,799
Undistributed long-term capital gains	22,653,659
Total distributable earnings	$24,306,458
Other accumulated loss	$(1,015,253)
Total accumulated gain	$24,763,375

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2015, the Fund had capital loss carryforwards of $1,015,253 that expire on October 31, 2016.

During the fiscal year ended October 31, 2015, the capital loss carry forwards utilized for the Fund were $1,015,253.

Capital losses sustained in the fiscal year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Furthermore, any loss incurred during those taxable years will be required to be utilized prior to the losses incurred in taxable years prior to 2012. As a result of this ordering rule, pre-enactment

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capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2015, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

The tax character of distributions paid during fiscal year 2015 and fiscal year 2014 for the Fund were as follows:

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
Ordinary income	$1,313,681	$1,205,688
Long-term capital gain	17,714,965	5,166,822
	$19,028,646	$6,372,510

8).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2015, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 9, 2015, capital gains were declared and paid to shareholders of record as of December 8, 2015 as follows:

Long-term
Investor Class	$2.73419
Institutional Class	$2.76324

Effective November 1, 2015, the Fund adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  Even though the authorized rate is up to 0.25%, the Fund has only used 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since the plan was implemented on November 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the Shareholders of the Hennessy Cornerstone Large Growth Fund:

We have audited the accompanying statement of assets and liabilities of Hennessy Cornerstone Large Growth Fund (the Fund), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin
December 23, 2015

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Information pertaining to the Trustees and the Officers of the Trust is set forth below.  Such persons serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Name, Year of Birth,			(During Past
and Position Held	Length of	Principal Occupation(s)	Five Years)
with the Trust	Time Served	During Past Five Years	Held by Trustee(1)

Disinterested Trustees

J. Dennis DeSousa (1936)	Since January	Mr. DeSousa is a real estate investor.	Hennessy SPARX
Trustee	1996 for the		Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Robert T. Doyle (1947)	Since January	Mr. Doyle has been the Sheriff of	Hennessy SPARX
Trustee	1996 for the	Marin County, California since 1996.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Gerald P. Richardson (1945)	Since May	Mr. Richardson is an independent	Hennessy SPARX
Trustee	2004 for the	consultant in the securities industry.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.
Interested Trustee(2)

Neil J. Hennessy (1956)	Since January	Mr. Hennessy has been employed by	Hennessy Advisors,
Trustee, Chairman of	1996 as a Trustee	Hennessy Advisors, Inc., the Funds’	Inc.; Hennessy
the Board, Chief	for the Hennessy	investment advisor, since 1989.	SPARX Funds Trust;
Investment Officer,	Funds and since	He currently serves as President,	Hennessy Mutual
Portfolio Manager,	June 2008 as	Chairman and Chief Executive Officer	Funds, Inc.; and
and President	an Officer of the	of Hennessy Advisors, Inc.	The Hennessy
	Hennessy Funds		Funds, Inc.

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Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Officers

Teresa M. Nilsen (1966)	Since January	Ms. Nilsen has been employed by Hennessy Advisors, Inc.,
Executive Vice President	1996 for the	the Funds’ investment advisor, since 1989. She currently
and Treasurer	Hennessy Funds	serves as Executive Vice President, Chief Operations Officer,
Chief Financial Officer, and Secretary of Hennessy Advisors, Inc.

Daniel B. Steadman (1956)	Since March	Mr. Steadman has been employed by Hennessy Advisors, Inc.,
Executive Vice President	2000 for the	the Funds’ investment advisor, since 2000. He currently serves
and Secretary	Hennessy Funds	as Executive Vice President and Chief Compliance Officer of
Hennessy Advisors, Inc.

Jennifer Cheskiewicz (1977)	Since June	Ms. Cheskiewicz has been employed by Hennessy Advisors,
Senior Vice President and	2013 for the	Inc., the Funds’ investment advisor, since June 2013. She
Chief Compliance Officer	Hennessy Funds	currently serves as General Counsel of Hennessy Advisors, Inc.

She previously served as in-house counsel to Carlson Capital,
L.P., an SEC-registered investment advisor to several private funds from February 2010 to May 2013.

Brian Carlson (1972)	Since December	Mr. Carlson has been employed by Hennessy Advisors, Inc., the
Senior Vice President and	2013 for the	Funds’ investment advisor, since December 2013.
Head of Distribution	Hennessy Funds
Mr. Carlson was previously a co-founder and principal of
Trivium Consultants, LLC from February 2011 through
November 2013.

David Ellison (1958)(3)	Since October	Mr. Ellison has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2012 for the	Small Cap Financial Fund, the Hennessy Large Cap Financial
Portfolio Manager	Hennessy Funds	Fund, and the Hennessy Technology Fund since inception.

Mr. Ellison previously served as Director, CIO and President of
FBR Fund Advisers, Inc. from December 1999 to October 2012.

Brian Peery (1969)	Since March	Mr. Peery has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2003 as an	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	Officer of the	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Hennessy Funds	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	and since	Fund, and the Hennessy Balanced Fund since October 2014.
	February 2011	From February 2011 through September 2014, he served as
	as a Co-Portfolio	Co-Portfolio Manager of the same funds. Mr. Peery has also
	Manager or	served as a Portfolio Manager of the Hennessy Gas Utility Fund
	Portfolio Manager	since February 2015.
for the
	Hennessy Funds	Mr. Peery has been employed by Hennessy Advisors, Inc., the
Funds’ investment advisor, since 2002.

Winsor (Skip) Aylesworth	Since October	Mr. Aylesworth has served as a Portfolio Manager of the
(1947)(3)	2012 for the	Hennessy Gas Utility Fund since 1998 and as a Portfolio
Vice President and	Hennessy Funds	Manager of the Hennessy Technology Fund since inception.
Portfolio Manager
Mr. Aylesworth previously served as Executive Vice President of The FBR Funds from 1999 to October 2012.

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Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Ryan Kelley (1972)(4)	Since March	Mr. Kelley has served as a Portfolio Manager of the Hennessy
Vice President and	2013 for the	Gas Utility Fund, the Hennessy Small Cap Financial Fund, and
Portfolio Manager	Hennessy Funds	the Hennessy Large Cap Financial Fund since October 2014.
From March 2013 through September 2014, he served as a
Co-Portfolio Manager of the same funds. Prior to that,
he was a Portfolio Analyst of the Hennessy Funds.

(1)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI, and HSFT.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2015 –
	May 1, 2015	October 31, 2015	October 31, 2015
Investor Class
Actual	$1,000.00	$ 950.30	$5.36
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55
Institutional Class
Actual	$1,000.00	$ 950.70	$4.82
Hypothetical (5% return before expenses)	$1,000.00	$1,019.27	$4.99

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.09% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2015 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Matters Submitted to a Shareholder Vote

A special meeting of shareholders of the Investor Class shares of the Fund was held on September 15, 2015, and the following matters were approved by the Fund’s voting Investor Class shares:

	For	Against	Abstain
To approve a distribution
(Rule 12b-1) plan for the
Investor Class shares of the Fund	4,109,029.550	613,737.288	84,041.989

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2015

HENNESSY CORNERSTONE
VALUE FUND

Investor Class  HFCVX
Institutional Class  HICVX

hennessyfunds.com	1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting	34
Quarterly Filings on Form N-Q	34
Federal Tax Distribution Information	34
Householding	34
Matters Submitted to a Shareholder Vote	35
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2015
Dear Hennessy Funds Shareholder:

As I look back over the year, I am reminded that the U.S. economy has come a long way since the depths of the recession in 2009. The economy has been expanding steadily for almost six years, the unemployment rate has halved, the housing market has been recovering and capital expenditures have been growing.  The financial markets have performed well too, driven largely by strong corporate earnings growth, especially in the early years.  The U.S. market, as measured by the S&P 500 Index, has roughly tripled since the bull market began in 2009, and the Index’s earnings per share have increased 260% over this same time period. For the year ended October 31, 2015, the U.S. equity market performed reasonably well, with the S&P 500 posting another advance of 5.2%. However, behind this headline number, the market experienced a great deal of volatility as investors reacted to falling energy prices, a rise in the U.S. Dollar, pressure on export earnings growth, slower growth in China and, most significantly, the likelihood of a rise in the Fed Funds rate for the first time in nearly a decade – the featured topic of conversation around every office water cooler in the financial world this year.

Investors, reporters and friends often ask me “What’s next?” The market has been in a volatile, sideways correction for over a year now, and throughout this period of volatility, I have consistently advised investors to continue to focus on the long-term fundamentals of the market.

In my view, the fundamentals of the market are in good shape. Despite a stronger U.S. Dollar and its impact on export growth, the economy is still growing steadily. Inflation remains low, so we expect the Federal Reserve, once it does begin to raise short-term interest rates, will not likely raise them by very much. New jobs are being created at what I believe is a healthy rate, and average hourly wages are rising in response to a tighter labor market.  Higher wages and lower gasoline prices are helping to keep consumer confidence positive.

Notwithstanding what I view as a relatively solid economic environment, however, I think investor sentiment remains restrained. The same factors that contributed to the market volatility this past year are still troubling investors today: the slowdown in the Chinese economy, slower earnings growth here in the U.S., and, of course, the prospect of rising interest rates. As a result of these investor worries, I do not see any solid enthusiasm for the market – no euphoria. Universal optimism about the market often coincides with a peak in stock prices and this absence of euphoria is yet another reason I feel bullish.  And finally, I do not believe stocks are expensive. The Dow Jones Industrial Average and the S&P 500 Index have forward PE (price-to-earnings) ratios of approximately 16x and 17x, respectively, close to long-term averages. In my view, these fundamentals taken together signal a continuation of the bull market that began six years ago.

A final positive note: I still do not believe that investors have fully returned to investing in U.S. equities. Assets in domestic equity funds have now reached parity with fixed income/money market funds, with $6.2 trillion in each.  I believe that fixed income investments will continue to trickle into equities, which should have a positive effect on the market.

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Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and the S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Price to earnings (“PE”) is the market price per share divided by earnings per share. Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. It serves as an indicator of a company’s profitability.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2015

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Value Fund –
Investor Class (HFCVX)	-1.77%	10.10%	6.26%
Hennessy Cornerstone Value Fund –
Institutional Class (HICVX)(1)	-1.72%	10.35%	6.45%
Russell 1000® Value Index	0.53%	13.26%	6.75%
S&P 500 Index	5.20%	14.33%	7.85%

Expense ratios from most recent prospectus: 1.09% (Investor Class); 0.95% (Institutional Class).  As set forth in the Supplement to the Prospectus dated October 7, 2015, a 12b-1 fee of 0.15% was instituted on Investor Class shares effective as of November 1, 2015, and is not included in the Investor Class expense ratio.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

(1)
The inception date of Institutional Class shares is March 3, 2008.  Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

PERFORMANCE NARRATIVE

Portfolio Managers Neil Hennessy and Brian Peery

Performance:

For the twelve-month period ended October 31, 2015, the Investor Class of the Hennessy Cornerstone Value Fund returned -1.77%, underperforming the Russell 1000® Value

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Index and the S&P 500 Index, which returned 0.53% and 5.20% for the same period, respectively.

Sector allocation, chiefly overweight positions in Energy and Materials, accounted for all of the Fund’s relative underperformance over the year. Stocks in these sectors were driven lower in tandem with the year-long decline in the price of the commodities that many of them produce and sell. Performance was also hurt by the Fund’s underweight position in the Financials sector, which performed well due to expectations of the Federal Reserve increasing interest rates. Offsetting some of the drag from sector allocation, the Fund benefitted from strong stock selection overall, and especially in the Consumer sectors, where Altria Group, Inc., General Mills, Inc., Kellogg Co. and McDonald’s Corp. performed particularly well. The Fund continues to hold all these stocks.

Portfolio Strategy:

The Fund’s investment strategy is to identify large, widely-held stocks that exhibit strong sales and cash flow. The Fund then selects the companies we believe are best able to pay and sustain a high dividend yield. Limiting the Fund’s portfolio to 50 stocks produces a relatively concentrated portfolio, where individual stock performance can influence the performance of the portfolio as a whole.

Market Outlook:

Over the twelve-month period ended October 31, 2015, U.S. equities, as measured by the S&P 500 Index, advanced by just over 5%. Notwithstanding this modest rise, the year was marked by a great deal of volatility, especially during the second half of the period when uncertainty regarding the timing and magnitude of a rise in short-term interest rates being contemplated by the Federal Reserve dominated investor thinking. Earnings growth, too, caused anxiety for investors. Lower energy prices impacted many companies in the Energy sector, and the higher U.S. Dollar and slower growth abroad affected exporters. Many companies saw their sales and earnings growth slow.

In the end, however, confidence in continued economic growth was strong enough to offset investor concerns, with the market staging a dramatic rally in October, the final month of the Fund’s fiscal year. We believe the basic fundamentals of the market are attractive, and we continue to be optimistic about the possibility of further market advances over the course of the next year. The economy is growing slowly but steadily. Inflation is low, so we expect that the Fed, once they do start to raise rates, will not raise them by very much. The labor market has continued to recover over the last 12 months, and consumer confidence appears buoyant. Most importantly, we do not believe stocks are expensive. The Dow Jones Industrial Average and the S&P 500 have forward PE ratios of approximately 16x and 17x, respectively, close to long-term averages. Corporate balance sheets appear to be in excellent shape, and while executives have shown some reluctance to increase capital spending beyond maintenance levels this cycle, we believe companies will eventually start investing for expansion. This spending could, in turn, help drive share prices higher through an acceleration in sales and earnings growth.

Investment Outlook:

Large, multinational companies have been facing difficulties recently. Just the prospect of higher interest rates has led to a rally in the U.S. Dollar, and we believe actual higher rates, when they take effect, will lead to an even stronger U.S. Dollar, hampering profits growth for some large American corporations. Meanwhile, energy stocks have fallen as investors have shunned them in the wake of slumping oil prices. As a result, some of what we believe are the highest quality companies in the U.S. with the strongest financials are trading at very reasonable valuations in our view. We believe these stocks are attractive

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“value” investments, and this opinion is reflected in our sector weightings in the Fund today, with the three largest weightings in Consumer Staples, Energy and Financials.  Some large corporations are also restructuring their operations to improve growth and profitability. We are hopeful that McDonald’s, Microsoft and General Electric will benefit the portfolio as a result of their reforms over the coming year.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell 1000® Value Index is an unmanaged index commonly used to measure the performance of U.S. large-capitalization value stocks. The S&P 500 Index and Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

The Fund may invest in medium capitalized companies, which may have more limited liquidity and greater price volatility than large capitalization companies. Investments in foreign securities may involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance. Dividend yield is calculated as the annual dividends paid by a company divided by the price of a share of their stock. PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

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Financial Statements
Schedule of Investments as of October 31, 2015

HENNESSY CORNERSTONE VALUE FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Microsoft Corp.	2.69%
McDonald’s Corp.	2.63%
Valero Energy Corp.	2.62%
General Electric Co.	2.55%
Altria Group, Inc.	2.47%
Kimberly Clark Corp.	2.40%
General Mills, Inc.	2.38%
Philip Morris International, Inc.	2.37%
Kellogg Co.	2.33%
AbbVie, Inc.	2.33%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 96.91%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 12.56%
Ford Motor Co.	179,400	$2,656,914	2.02%
General Motors Co.	79,300	2,768,363	2.10%
Las Vegas Sands Corp.	51,200	2,534,912	1.92%
McDonald’s Corp.	30,800	3,457,300	2.63%
Staples, Inc.	166,800	2,166,732	1.65%
Thomson Reuters Corp. (a)	71,800	2,945,236	2.24%
		16,529,457	12.56%

Consumer Staples – 18.36%
Altria Group, Inc.	53,700	3,247,239	2.47%
General Mills, Inc.	53,900	3,132,129	2.38%
Kellogg Co.	43,400	3,060,568	2.33%
Kimberly Clark Corp.	26,400	3,160,344	2.40%
Philip Morris International, Inc.	35,300	3,120,520	2.37%
Procter & Gamble Co.	33,600	2,566,368	1.95%
Sysco Corp.	71,200	2,937,000	2.23%
The Coca-Cola Co.	69,300	2,934,855	2.23%
		24,159,023	18.36%

Energy – 16.65%
Cenovus Energy, Inc. (a)	139,600	2,081,436	1.58%
Chevron Corp.	25,900	2,353,792	1.79%
ConocoPhillips	42,100	2,246,035	1.70%
Exxon Mobil Corp.	31,200	2,581,488	1.96%
Marathon Oil Corp.	100,900	1,854,542	1.41%
National Oilwell Varco, Inc.	54,100	2,036,324	1.55%
Occidental Petroleum Corp.	35,100	2,616,354	1.99%
Suncor Energy, Inc. (a)	90,600	2,693,538	2.05%
Valero Energy Corp.	52,400	3,454,208	2.62%
		21,917,717	16.65%

Financials – 12.56%
Bank of Nova Scotia (a)	54,300	2,551,014	1.94%
Manulife Financial Corp. (a)	163,500	2,712,465	2.06%
MetLife, Inc.	57,600	2,901,888	2.20%
Prudential Financial, Inc.	37,000	3,052,500	2.32%
Royal Bank of Canada (a)	46,500	2,642,595	2.01%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Toronto-Dominion Bank (a)	65,200	$2,674,504	2.03%
		16,534,966	12.56%

Health Care – 8.82%
AbbVie, Inc.	51,500	3,066,825	2.33%
Baxalta, Inc.	41,000	1,412,860	1.07%
Baxter International, Inc.	41,000	1,532,990	1.16%
Merck & Co., Inc.	49,000	2,678,340	2.04%
Pfizer, Inc.	86,300	2,918,666	2.22%
		11,609,681	8.82%

Industrials – 8.43%
Caterpillar, Inc.	33,700	2,459,763	1.87%
Emerson Electric Co.	49,800	2,352,054	1.79%
General Electric Co.	115,900	3,351,828	2.55%
Waste Management, Inc.	54,400	2,924,544	2.22%
		11,088,189	8.43%

Information Technology – 4.06%
Microsoft Corp.	67,400	3,547,936	2.69%
Seagate Technology PLC (a)	47,300	1,800,238	1.37%
		5,348,174	4.06%

Materials – 7.62%
Freeport-McMoRan Copper & Gold, Inc.	146,300	1,721,951	1.31%
International Paper Co.	52,700	2,249,763	1.71%
LyondellBasell Industries NV (a)	32,300	3,000,993	2.28%
The Dow Chemical Co.	59,200	3,058,864	2.32%
		10,031,571	7.62%

Telecommunication Services – 7.85%
AT&T, Inc.	82,400	2,761,224	2.10%
BCE, Inc. (a)	64,900	2,804,329	2.13%
CenturyLink, Inc.	72,000	2,031,120	1.55%
Verizon Communications, Inc.	58,200	2,728,416	2.07%
		10,325,089	7.85%

Total Common Stocks
(Cost $115,377,987)		127,543,867	96.91%

The accompanying notes are an integral part of these financial statements.

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REITS – 1.82%	Number		% of
	of Shares	Value	Net Assets
Financials – 1.82%
Weyerhaeuser Co.	81,900	$2,402,127	1.82%

Total REITS
(Cost $2,875,808)		2,402,127	1.82%

SHORT-TERM INVESTMENTS – 1.16%
Money Market Funds – 1.16%
Fidelity Government Portfolio – Institutional Class, 0.01% (b)	1,522,213	1,522,213	1.16%

Total Short-Term Investments
(Cost $1,522,213)		1,522,213	1.16%

Total Investments
(Cost $119,776,008) – 99.89%		131,468,207	99.89%
Other Assets in
Excess of Liabilities – 0.11%		144,474	0.11%
TOTAL NET ASSETS – 100.00%		$131,612,681	100.00%

Percentages are stated as a percent of net assets.

REIT – Real Estate Investment Trust
(a)	U.S. traded security of a foreign corporation.
(b)	The rate listed is the fund’s 7-day yield as of October 31, 2015.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Summary of Fair Value Exposure at October 31, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2015 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$16,529,457	$—	$—	$16,529,457
Consumer Staples	24,159,023	—	—	24,159,023
Energy	21,917,717	—	—	21,917,717
Financials	16,534,966	—	—	16,534,966
Health Care	11,609,681	—	—	11,609,681
Industrials	11,088,189	—	—	11,088,189
Information Technology	5,348,174	—	—	5,348,174
Materials	10,031,571	—	—	10,031,571
Telecommunication Services	10,325,089	—	—	10,325,089
Total Common Stocks	$127,543,867	$—	$—	$127,543,867
REITS
Financials	$2,402,127	$—	$—	$2,402,127
Total REITS	$2,402,127	$—	$—	$2,402,127
Short-Term Investments
Money Market Funds	$1,522,213	$—	$—	$1,522,213
Total Short-Term Investments	$1,522,213	$—	$—	$1,522,213
Total Investments	$131,468,207	$—	$—	$131,468,207

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2015, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Assets and Liabilities as of October 31, 2015

ASSETS:
Investments in securities, at value (cost $119,776,008)	$131,468,207
Cash	21,513
Dividends and interest receivable	310,891
Receivable for fund shares sold	418
Prepaid expenses and other assets	16,850
Total Assets	131,817,879

LIABILITIES:
Payable for fund shares redeemed	36,909
Payable to advisor	80,963
Payable to administrator	21,313
Payable to auditor	23,600
Accrued service fees	10,793
Accrued interest payable	127
Accrued trustees fees	2,487
Accrued expenses and other payables	29,006
Total Liabilities	205,198
NET ASSETS	$131,612,681
NET ASSETS CONSIST OF:
Capital stock	$121,772,620
Accumulated net investment income	2,587,361
Accumulated net realized loss on investments	(4,439,328)
Unrealized net appreciation on investments	11,692,028
Total Net Assets	$131,612,681

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$129,859,809
Shares issued and outstanding	7,342,616
Net asset value, offering price and redemption price per share	$17.69
Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$1,752,872
Shares issued and outstanding	99,223
Net asset value, offering price and redemption price per share	$17.67

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Operations for the year ended October 31, 2015

INVESTMENT INCOME:
Dividend income(1)	$4,887,563
Interest income	332
Total investment income	4,887,895

EXPENSES:
Investment advisory fees (See Note 5)	1,058,065
Administration, fund accounting, custody and transfer agent fees (See Note 5)	141,305
Service fees – Investor Class (See Note 5)	137,389
Sub-transfer agent expenses – Investor Class (See Note 5)	99,927
Sub-transfer agent expenses – Institutional Class (See Note 5)	4,704
Federal and state registration fees	29,800
Audit fees	24,426
Compliance expense	22,187
Reports to shareholders	14,238
Trustees’ fees and expenses	11,947
Legal fees	2,000
Interest expense (See Note 6)	200
Other expenses	13,854
Total expenses	1,560,042
NET INVESTMENT INCOME	$3,327,853

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$19,281,025
Net change in unrealized depreciation on investments	(25,214,358)
Net loss on investments	(5,933,333)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,605,480)

(1)	Net of foreign taxes withheld and issuance fees of $117,021.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
OPERATIONS:
Net investment income	$3,327,853	$3,315,800
Net realized gain on securities	19,281,025	8,660,346
Net change in unrealized appreciation (depreciation)
on securities	(25,214,358)	4,550,966
Net increase (decrease) in net assets
resulting from operations	(2,605,480)	16,527,112

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(3,147,811)	(3,513,687)
Institutional Class	(257,598)	(87,011)
Total distributions	(3,405,409)	(3,600,698)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,074,393	3,491,144
Proceeds from shares subscribed – Institutional Class	1,559,641	14,793,692
Dividends reinvested – Investor Class	2,823,170	3,144,019
Dividends reinvested – Institutional Class	243,110	73,379
Cost of shares redeemed – Investor Class	(14,508,452)	(12,672,806	)(1)
Cost of shares redeemed – Institutional Class	(10,255,757)	(9,101,431)
Net decrease in net assets derived
from capital share transactions	(18,063,895)	(272,003)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,074,784)	12,654,411

NET ASSETS:
Beginning of year	155,687,465	143,033,054
End of year	$131,612,681	$155,687,465
Undistributed net investment income, end of year	$2,587,361	$2,764,012

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	115,014	198,545
Shares sold – Institutional Class	88,261	838,952
Shares issued to holders as
reinvestment of dividends – Investor Class	155,034	183,861
Shares issued to holders as
reinvestment of dividends – Institutional Class	13,365	4,296
Shares redeemed – Investor Class	(807,635)	(721,925)
Shares redeemed – Institutional Class	(580,726)	(506,582)
Net decrease in shares outstanding	(1,016,687)	(2,853)

(1)	Net of redemption fees of $2,165 related to redemption fees imposed by the Fund during a prior year but not received until the year ended October 31, 2014.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments

Total from investment operations

Less distributions:
Dividends from net investment income

Total distributions

Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2015	2014	2013	2012	2011

$18.41	$16.90	$14.02	$12.84	$12.53

0.44	0.39	0.42	0.37	0.45
(0.75)	1.55	2.84	1.23	0.23
(0.31)	1.94	3.26	1.60	0.68

(0.41)	(0.43)	(0.38)	(0.42)	(0.37)
(0.41)	(0.43)	(0.38)	(0.42)	(0.37)
$17.69	$18.41	$16.90	$14.02	$12.84

(1.77)%	11.69%	23.84%	12.79%	5.58%

$129.86	$145.04	$138.94	$124.99	$116.41
1.10%	1.17%	1.22%	1.26%	1.31%
2.32%	2.18%	2.60%	2.67%	2.94%
46%	34%	41%	47%	40%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments

Total from investment operations

Less distributions:
Dividends from net investment income

Total distributions

Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio Turnover(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2015	2014	2013	2012	2011

$18.41	$16.92	$14.04	$12.86	$12.54

0.53	0.59	0.50	0.45	0.36
(0.83)	1.37	2.80	1.19	0.37
(0.30)	1.96	3.30	1.64	0.73

(0.44)	(0.47)	(0.42)	(0.46)	(0.41)
(0.44)	(0.47)	(0.42)	(0.46)	(0.41)
$17.67	$18.41	$16.92	$14.04	$12.86

(1.72)%	11.82%	24.13%	13.13%	6.00%

$1.75	$10.65	$4.09	$2.53	$1.17

1.00%	1.03%	1.10%	1.20%	1.14%
1.00%	0.98%	0.98%	0.98%	0.98%

2.43%	2.30%	2.64%	2.72%	3.04%
2.43%	2.35%	2.76%	2.94%	3.20%
46%	34%	41%	47%	40%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements October 31, 2015

1).  ORGANIZATION

The Hennessy Cornerstone Value Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of Hennessy Mutual Funds, Inc., a Maryland corporation, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund), and holders of the Institutional Class shares of the Predecessor Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is total return, consisting of capital appreciation and current income.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences

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between book and tax basis reporting for the 2015 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$(99,095)	$99,095	$ —

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a

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commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2015, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2015, the Fund did not hold any derivative instruments.

m).
New Accounting Pronouncements – In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11 “Repurchase-to Maturity Transactions, Repurchase Financings, and Disclosures.”  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

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In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets

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gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., weather-related events) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by

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the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2015 were $64,297,730 and $81,673,950, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.74%.  The net investment advisory fees payable by the Fund as of October 31, 2015 were $80,963.

In the past, the Advisor has agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses (excluding all federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) exceeded 0.98% of the Fund’s net assets for the Institutional Class shares of the Fund.  The expense limitation agreement for the Institutional Class shares could only be terminated by the Board and was terminated by the Board as of February 28, 2015.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  During the three years ended October 31, 2015, no expenses were waived or reimbursed by the Advisor and therefore no expenses are subject to potential recovery.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of

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the average daily net assets of the Fund attributable to Investor Class shares. Shareholder service fees payable by the Fund as of October 31, 2015 were $10,793.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2015 were $104,631.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2015 were $141,305.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the fiscal year ended October 31, 2015, the Fund had an outstanding average daily balance and a weighted average interest rate of $6,575 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $577,000.  At October 31, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$120,220,585
Gross tax unrealized appreciation	$21,946,324
Gross tax unrealized depreciation	(10,698,702)
Net tax unrealized appreciation	$11,247,622
Undistributed ordinary income	$2,587,361
Undistributed long-term capital gains	—
Total distributable earnings	$2,587,361
Other accumulated loss	$(3,994,922)
Total accumulated gain	$9,840,061

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The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2015, the Fund had capital loss carryforwards of $3,994,751 that expire on October 31, 2017.

During the fiscal year ended October 31, 2015, the capital loss carry forwards utilized for the Fund were $19,412,346.

Capital losses sustained in the fiscal year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Furthermore, any loss incurred during those taxable years will be required to be utilized prior to the losses incurred in taxable years prior to 2012. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2015, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

The tax character of distributions paid during fiscal year 2015 and fiscal year 2014 for the Fund were as follows:

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
Ordinary income	$3,405,409	$3,600,698
Long-term capital gain	—	—
	$3,405,409	$3,600,698

8).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2015, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Effective November 1, 2015, the Fund adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  Even though the authorized rate is up to 0.25%, the Fund has only used 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since the plan was implemented on November 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.

HENNESSY FUNDS	1-800-966-4354

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Report of Independent Registered Public Accounting Firm

The Board of Trustees of Hennessy Funds Trust
and the Shareholders of the Hennessy Cornerstone Value Fund:

We have audited the accompanying statement of assets and liabilities of Hennessy Cornerstone Value Fund (the Fund), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin
December 23, 2015

HENNESSYFUNDS.COM

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Information pertaining to the Trustees and the Officers of the Trust is set forth below.  Such persons serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Name, Year of Birth,			(During Past
and Position Held	Length of	Principal Occupation(s)	Five Years)
with the Trust	Time Served	During Past Five Years	Held by Trustee(1)

Disinterested Trustees

J. Dennis DeSousa (1936)	Since January	Mr. DeSousa is a real estate investor.	Hennessy SPARX
Trustee	1996 for the		Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Robert T. Doyle (1947)	Since January	Mr. Doyle has been the Sheriff of	Hennessy SPARX
Trustee	1996 for the	Marin County, California since 1996.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Gerald P. Richardson (1945)	Since May	Mr. Richardson is an independent	Hennessy SPARX
Trustee	2004 for the	consultant in the securities industry.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Interested Trustee(2)

Neil J. Hennessy (1956)	Since January	Mr. Hennessy has been employed by	Hennessy Advisors,
Trustee, Chairman of	1996 as a Trustee	Hennessy Advisors, Inc., the Funds’	Inc.; Hennessy
the Board, Chief	for the Hennessy	investment advisor, since 1989.	SPARX Funds Trust;
Investment Officer,	Funds and since	He currently serves as President,	Hennessy Mutual
Portfolio Manager,	June 2008 as	Chairman and Chief Executive Officer	Funds, Inc.; and
and President	an Officer of the	of Hennessy Advisors, Inc.	The Hennessy
	Hennessy Funds		Funds, Inc.

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Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Officers

Teresa M. Nilsen (1966)	Since January	Ms. Nilsen has been employed by Hennessy Advisors, Inc.,
Executive Vice President	1996 for the	the Funds’ investment advisor, since 1989. She currently
and Treasurer	Hennessy Funds	serves as Executive Vice President, Chief Operations Officer,
Chief Financial Officer, and Secretary of Hennessy Advisors, Inc.

Daniel B. Steadman (1956)	Since March	Mr. Steadman has been employed by Hennessy Advisors, Inc.,
Executive Vice President	2000 for the	the Funds’ investment advisor, since 2000. He currently serves
and Secretary	Hennessy Funds	as Executive Vice President and Chief Compliance Officer of
Hennessy Advisors, Inc.

Jennifer Cheskiewicz (1977)	Since June	Ms. Cheskiewicz has been employed by Hennessy Advisors,
Senior Vice President and	2013 for the	Inc., the Funds’ investment advisor, since June 2013. She
Chief Compliance Officer	Hennessy Funds	currently serves as General Counsel of Hennessy Advisors, Inc.

She previously served as in-house counsel to Carlson Capital,
L.P., an SEC-registered investment advisor to several private funds from February 2010 to May 2013.

Brian Carlson (1972)	Since December	Mr. Carlson has been employed by Hennessy Advisors, Inc., the
Senior Vice President and	2013 for the	Funds’ investment advisor, since December 2013.
Head of Distribution	Hennessy Funds
Mr. Carlson was previously a co-founder and principal of
Trivium Consultants, LLC from February 2011 through
November 2013.

David Ellison (1958)(3)	Since October	Mr. Ellison has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2012 for the	Small Cap Financial Fund, the Hennessy Large Cap Financial
Portfolio Manager	Hennessy Funds	Fund, and the Hennessy Technology Fund since inception.

Mr. Ellison previously served as Director, CIO and President of
FBR Fund Advisers, Inc. from December 1999 to October 2012.

Brian Peery (1969)	Since March	Mr. Peery has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2003 as an	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	Officer of the	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Hennessy Funds	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	and since	Fund, and the Hennessy Balanced Fund since October 2014.
	February 2011	From February 2011 through September 2014, he served as
	as a Co-Portfolio	Co-Portfolio Manager of the same funds. Mr. Peery has also
	Manager or	served as a Portfolio Manager of the Hennessy Gas Utility Fund
	Portfolio Manager	since February 2015.
for the
	Hennessy Funds	Mr. Peery has been employed by Hennessy Advisors, Inc., the
Funds’ investment advisor, since 2002.

Winsor (Skip) Aylesworth	Since October	Mr. Aylesworth has served as a Portfolio Manager of the
(1947)(3)	2012 for the	Hennessy Gas Utility Fund since 1998 and as a Portfolio
Vice President and	Hennessy Funds	Manager of the Hennessy Technology Fund since inception.
Portfolio Manager
Mr. Aylesworth previously served as Executive Vice President of The FBR Funds from 1999 to October 2012.

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Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Ryan Kelley (1972)(4)	Since March	Mr. Kelley has served as a Portfolio Manager of the Hennessy
Vice President and	2013 for the	Gas Utility Fund, the Hennessy Small Cap Financial Fund, and
Portfolio Manager	Hennessy Funds	the Hennessy Large Cap Financial Fund since October 2014.
From March 2013 through September 2014, he served as a
Co-Portfolio Manager of the same funds. Prior to that,
he was a Portfolio Analyst of the Hennessy Funds.

(1)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI, and HSFT.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354

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Expense Example (Unaudited)
October 31, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSYFUNDS.COM

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2015 –
	May 1, 2015	October 31, 2015	October 31, 2015
Investor Class
Actual	$1,000.00	$ 947.50	$5.40
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

Institutional Class
Actual	$1,000.00	$ 947.50	$5.50
Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	$5.70

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.10% for Investor Class shares or 1.12% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2015 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Matters Submitted to a Shareholder Vote

A special meeting of shareholders of the Investor Class shares of the Fund was held on September 15, 2015, and the following matters were approved by the Fund’s voting Investor Class shares:

	For	Against	Abstain
To approve a distribution
(Rule 12b-1) plan for the
Investor Class shares of the Fund	3,263,842.798	639,151.651	94,767.208

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

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(This Page Intentionally Left Blank.)

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2015

HENNESSY LARGE VALUE FUND

Investor Class  HLVFX
Institutional Class  HLVIX

hennessyfunds.com | 1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting	34
Quarterly Filings on Form N-Q	34
Federal Tax Distribution Information	34
Householding	34
Matters Submitted to a Shareholder Vote	35
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2015

Dear Hennessy Funds Shareholder:

As I look back over the year, I am reminded that the U.S. economy has come a long way since the depths of the recession in 2009. The economy has been expanding steadily for almost six years, the unemployment rate has halved, the housing market has been recovering and capital expenditures have been growing.  The financial markets have performed well too, driven largely by strong corporate earnings growth, especially in the early years.  The U.S. market, as measured by the S&P 500 Index, has roughly tripled since the bull market began in 2009, and the Index’s earnings per share have increased 260% over this same time period. For the year ended October 31, 2015, the U.S. equity market performed reasonably well, with the S&P 500 posting another advance of 5.2%. However, behind this headline number, the market experienced a great deal of volatility as investors reacted to falling energy prices, a rise in the U.S. Dollar, pressure on export earnings growth, slower growth in China and, most significantly, the likelihood of a rise in the Fed Funds rate for the first time in nearly a decade – the featured topic of conversation around every office water cooler in the financial world this year.

Investors, reporters and friends often ask me “What’s next?” The market has been in a volatile, sideways correction for over a year now, and throughout this period of volatility, I have consistently advised investors to continue to focus on the long-term fundamentals of the market.

In my view, the fundamentals of the market are in good shape. Despite a stronger U.S. Dollar and its impact on export growth, the economy is still growing steadily. Inflation remains low, so we expect the Federal Reserve, once it does begin to raise short-term interest rates, will not likely raise them by very much. New jobs are being created at what I believe is a healthy rate, and average hourly wages are rising in response to a tighter labor market.  Higher wages and lower gasoline prices are helping to keep consumer confidence positive.

Notwithstanding what I view as a relatively solid economic environment, however, I think investor sentiment remains restrained. The same factors that contributed to the market volatility this past year are still troubling investors today: the slowdown in the Chinese economy, slower earnings growth here in the U.S., and, of course, the prospect of rising interest rates. As a result of these investor worries, I do not see any solid enthusiasm for the market – no euphoria. Universal optimism about the market often coincides with a peak in stock prices and this absence of euphoria is yet another reason I feel bullish.  And finally, I do not believe stocks are expensive. The Dow Jones Industrial Average and the S&P 500 Index have forward PE (price-to-earnings) ratios of approximately 16x and 17x, respectively, close to long-term averages. In my view, these fundamentals taken together signal a continuation of the bull market that began six years ago.

A final positive note: I still do not believe that investors have fully returned to investing in U.S. equities. Assets in domestic equity funds have now reached parity with fixed income/money market funds, with $6.2 trillion in each.  I believe that fixed income investments will continue to trickle into equities, which should have a positive effect on the market.

HENNESSYFUNDS.COM

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Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and the S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Price to earnings (“PE”) is the market price per share divided by earnings per share. Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. It serves as an indicator of a company’s profitability.

HENNESSY FUNDS	1-800-966-4354

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2015

	One	Five	Ten
	Year	Years	Years
Hennessy Large Value Fund –
Investor Class (HLVFX)	1.77%	12.30%	5.51%
Hennessy Large Value Fund –
Institutional Class (HLVIX)(1)	1.89%	12.65%	5.75%
Russell 1000® Value Index	0.53%	13.26%	6.75%
S&P 500 Index	5.20%	14.33%	7.85%

Expense ratios from most recent prospectus: 1.21% (Investor Class); 1.11% (Institutional Class).  As set forth in the Supplement to the Prospectus dated October 7, 2015, a 12b-1 fee of 0.15% was instituted on Investor Class shares effective as of November 1, 2015, and is not included in the Investor Class expense ratio.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance for periods prior to March 20, 2009 reflects the performance of the Tamarack Value Fund, the predecessor to the Hennessy Large Value Fund.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

(1)
The inception date of Institutional Class shares is March 20, 2009.  Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

PERFORMANCE NARRATIVE

Portfolio Managers Stuart Lippe, Barbara Browning, CFA, and Adam Scheiner, CFA RBC Global Asset Management (U.S.) Inc. (sub-advisor)

HENNESSYFUNDS.COM

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Performance:

For the twelve-month period ended October 31, 2015, the Investor Class of the Hennessy Large Value Fund returned 1.77%, outperforming the Russell 1000® Value Index, which returned 0.53%, but underperforming the S&P 500 Index, which returned 5.20%, for the same period.

The Fund’s relative outperformance was due primarily to favorable stock selection in the Consumer Staples, Consumer Discretionary and Health Care sectors, which outweighed the adverse stock selection in the Energy, Information Technology and Financials sectors. Performance due to sector allocation decisions was essentially flat, as the Fund’s sector neutral mandate, by design, limits the impact of sector weighting decisions, with the Fund’s managers instead making bets at the industry level. The positive effect of the modest underweight position in the Energy sector was partially offset by the adverse effect of a slight underweight position in the Health Care sector.

Within the Consumer Staples sector, Kraft Heinz Co. (+46%), a food and beverage product manufacturer, and Kroger Co. (+33%), a retail food and drug store operator, were both strong performers. Kraft was bought out by 3G Capital Inc. in the first quarter of 2015 and later merged with Heinz. The market is hopeful that the combination of the two companies, which is valued at over $50 billion, should be able to create significant synergies, benefiting shareholders through lower costs and higher efficiency. The Fund no longer holds Kraft Heinz, as we consider the post-acquisition valuation too rich. Kroger had been executing well despite being in a competitive space, and investors favored the company this year especially due to its domestic focus and limited overseas exposure. Kroger also benefitted from lower fuel costs. The Fund no longer holds Kroger as we believe that due to the fiercely competitive nature of grocery retailing, it will be difficult for Kroger to continue to drive comparable store sales growth faster than 5% per year without sacrificing margin. In addition, Kroger has reaccelerated its capital spending to the point that it is not expected to be free cash flow positive for the next 12 months. The Fund also benefitted from not holding some poor-performing stocks in the sector, including Wal-Mart Stores, Inc. (-23%) and Avon Products, Inc. (-60%).

The Consumer Discretionary sector was also a significant contributor to relative performance. Advance Auto Parts, Inc. (+30%), a retailer of automotive aftermarket parts, was the largest contributor to performance within the sector. The company acquired General Parts and the Carquest line of auto supply shops earlier this year.  This is expected to provide synergies and margin expansion. Advance Auto Parts also attracted the attention of Starboard Value, an activist investor, who has identified several catalysts and opportunities for significant margin expansion. The Fund continues to hold Advance Auto Parts.

Our stock selection within the Health Care sector positively contributed to performance as well. Aetna, Inc. (+32%), a health care benefits provider, was the top performer in the portfolio within this sector, as the company announced a bid for Humana at $230 per share in cash and stock. Currently, any combination of the top five managed care companies seems to be considered by investors to be a good deal for both the acquiring and the acquired company.  Humana is very strong in Medicare Advantage, which is growing rapidly as baby boomers retire, and is an area where Aetna does not have a strong presence. At the same time, investors think there will be huge cost synergies from the acquisition, especially looking out four or five years. The Fund continues to hold Aetna.

On the negative side of the ledger, stock selection in the Energy sector detracted from relative performance.  Oil and gas exploration and production companies, Whiting Petroleum Corp. (-56%) and Marathon Oil Corp. (-46%) declined, primarily due to the

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sharp drop in oil prices at the end of 2014.  In the fourth calendar quarter of 2014, the Energy sector was the worst performing sector in the market by far. Marathon Oil and Whiting Petroleum were no exception, as the stocks plunged despite both companies having beaten earnings estimates. Other factors that hurt Whiting included its decision not to hedge its oil production for 2015, the substantial debt it picked up with the acquisition of Kodiak, and the perception that the Bakken itself is in trouble. The Fund no longer holds Whiting but does still hold Marathon Oil.

Within the Information Technology sector, the largest detractor from performance was data storage solutions provider Western Digital, Inc. (-31%). The stock was down due to currency headwinds and a deterioration of the PC business. Offsetting Western Digital’s negative performance in the sector was our overweight position in Microsoft Corp. (+15%). The company benefitted from favorable trends in its software as a service (SAAS) and cloud businesses.  Both its Windows 365 platform and cloud hosting are growing nicely. The Fund continues to hold Western Digital and Microsoft.

Investment Outlook:

We remain confident in our stock selection-driven process and our ability to find special situation stocks that are expected to outperform regardless of the market environment. While investment decisions are the result of bottom-up stock selection and our sector-neutral mandate requires investment in all 10 major sectors of the market, there are a number of industry-based themes that we believe could drive performance of the Fund over the coming year. Within the Consumer Discretionary sector, we are overweight department stores and multiline retail.  The department stores and multiline retailers are insulated from online competition somewhat by their breadth of offerings, are less reliant on mall foot traffic, and are farther ahead in building online and “omnichannel” capabilities than specialty retail stores.

In regard to Technology, trends in the industry continue to favor companies exposed to the secular growth areas of mobile content, cloud and software. We continue to look for attractively valued opportunities in these areas. We are overweight semiconductors as we look for exposure to the Internet of Things (IoT).  Essentially, the IoT is the idea of everyday things becoming “connected” or “smart.” This transition is occurring in autos through infotainment offerings, safety features, and fuel efficiency mechanisms that all require integrated circuits and sensors to communicate, measure and process data. This theme is also penetrating other industries, such as industrial automation, appliances, and fitness wearables. Finally, in Health Care, we are seeing continued growth in demand for health services prompted by health care reform (especially with regard to managed care) that we believe supports our overweight position in health care products and services.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell 1000® Value Index is an unmanaged index commonly used to measure the performance of U.S. large-capitalization value stocks. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

The Fund may invest in medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Free cash flow is a measure of how much cash a business generates after accounting for capital expenditures.

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Financial Statements
Schedule of Investments as of October 31, 2015

HENNESSY LARGE VALUE FUND

(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Wells Fargo & Co.	3.83%
Exxon Mobil Corp.	3.20%
Microsoft Corp.	2.98%
Occidental Petroleum Corp.	2.93%
Altria Group, Inc.	2.79%
JPMorgan Chase & Co.	2.74%
Johnson & Johnson	2.69%
General Electric Co.	2.66%
DTE Energy Co.	2.49%
Citigroup, Inc.	2.20%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 95.54%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 6.68%
Advance Auto Parts, Inc.	8,950	$1,775,948	1.24%
Carnival Corp. (b)	26,560	1,436,365	1.00%
Ford Motor Co.	113,305	1,678,047	1.17%
Macy’s, Inc.	16,000	815,680	0.57%
Target Corp.	27,155	2,095,823	1.47%
Time Warner, Inc.	23,420	1,764,463	1.23%
		9,566,326	6.68%

Consumer Staples – 6.14%
Altria Group, Inc.	66,010	3,991,625	2.79%
General Mills, Inc.	32,320	1,878,115	1.31%
PepsiCo, Inc.	14,100	1,440,879	1.01%
Procter & Gamble Co.	19,385	1,480,626	1.03%
		8,791,245	6.14%

Energy – 12.49%
Anadarko Petroleum Corp.	39,660	2,652,461	1.85%
Chevron Corp.	13,625	1,238,240	0.86%
ConocoPhillips	31,260	1,667,721	1.16%
Exxon Mobil Corp.	55,310	4,576,349	3.20%
FMC Technologies, Inc. (a)	40,890	1,383,309	0.97%
Marathon Oil Corp.	66,385	1,220,156	0.85%
Occidental Petroleum Corp.	56,290	4,195,857	2.93%
Valero Energy Corp.	14,575	960,784	0.67%
		17,894,877	12.49%

Financials – 23.95%
Affiliated Managers Group, Inc. (a)	8,340	1,503,369	1.05%
Allstate Corp.	22,995	1,422,931	0.99%
American International Group, Inc.	24,585	1,550,330	1.08%
Bank of America Corp.	118,645	1,990,863	1.39%
BlackRock, Inc.	7,520	2,646,814	1.85%
Citigroup, Inc.	59,335	3,154,842	2.20%
CME Group, Inc.	12,240	1,156,313	0.81%
Hartford Financial Services Group, Inc.	56,035	2,592,179	1.81%
JPMorgan Chase & Co.	61,045	3,922,141	2.74%
KeyCorp	53,134	659,924	0.46%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Marsh & McLennan Companies, Inc.	39,045	$2,176,368	1.52%
MetLife, Inc.	36,285	1,828,038	1.28%
Morgan Stanley	49,395	1,628,553	1.14%
SunTrust Banks, Inc.	47,074	1,954,513	1.36%
Synchrony Financial (a)	20,414	627,935	0.44%
Wells Fargo & Co.	101,380	5,488,713	3.83%
		34,303,826	23.95%

Health Care – 12.86%
Aetna, Inc.	13,952	1,601,410	1.12%
Allergan PLC (a)(b)	2,340	721,820	0.50%
CIGNA Corp.	19,566	2,622,627	1.83%
Johnson & Johnson	38,160	3,855,305	2.69%
Medtronic PLC (b)	23,235	1,717,531	1.20%
Merck & Co., Inc.	49,980	2,731,907	1.91%
Pfizer, Inc.	90,665	3,066,290	2.14%
Thermo Fisher Scientific, Inc.	16,160	2,113,405	1.47%
		18,430,295	12.86%

Industrials – 11.83%
CSX Corp.	41,978	1,132,986	0.79%
Danaher Corp.	22,080	2,060,285	1.44%
Dover Corp.	11,310	728,703	0.51%
FedEx Corp.	8,342	1,301,769	0.91%
General Dynamics Corp.	9,380	1,393,680	0.97%
General Electric Co.	131,650	3,807,318	2.66%
Honeywell International, Inc.	16,920	1,747,498	1.22%
Ingersoll-Rand PLC (b)	24,765	1,467,574	1.02%
Northrop Grumman Corp.	7,050	1,323,638	0.92%
Ryder System, Inc.	13,539	971,829	0.68%
Southwest Airlines Co.	21,851	1,011,483	0.71%
		16,946,763	11.83%

Information Technology – 12.71%
Adobe Systems, Inc. (a)	12,390	1,098,497	0.77%
Avago Technologies, Ltd.	6,100	751,093	0.52%
Ciena Corp. (a)	39,165	945,443	0.66%
Cisco Systems, Inc.	102,830	2,966,646	2.07%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology (Continued)
Citrix Systems, Inc. (a)	18,790	$1,542,659	1.08%
F5 Networks, Inc. (a)	7,861	866,282	0.60%
LAM Research Corp.	22,635	1,733,615	1.21%
Microsoft Corp.	81,125	4,270,420	2.98%
NXP Semiconductors NV (a)(b)	13,869	1,086,636	0.76%
Skyworks Solutions, Inc.	25,885	1,999,357	1.40%
Western Digital Corp.	14,195	948,510	0.66%
		18,209,158	12.71%

Materials – 2.78%
CF Industries Holdings, Inc.	16,360	830,597	0.58%
PPG Industries, Inc.	14,810	1,544,091	1.08%
WestRock Co.	29,965	1,610,918	1.12%
		3,985,606	2.78%

Telecommunication Services – 0.67%
Level 3 Communications, Inc. (a)	18,945	965,248	0.67%

Utilities – 5.43%
Ameren Corp.	19,630	857,438	0.60%
American Electric Power, Inc.	33,000	1,869,450	1.31%
DTE Energy Co.	43,745	3,569,155	2.49%
Exelon Corp.	52,976	1,479,090	1.03%
		7,775,133	5.43%

Total Common Stocks
(Cost $115,164,354)		136,868,477	95.54%

REITS – 3.83%

Financials – 3.83%
AvalonBay Communities, Inc.	14,890	2,603,219	1.82%
Host Hotels & Resorts, Inc.	82,932	1,437,211	1.00%
Kilroy Realty Corp.	21,894	1,441,501	1.01%

Total REITS
(Cost $5,491,235)		5,481,931	3.83%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 1.22%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.22%
Fidelity Government Portfolio –
Institutional Class, 0.01% (c)	1,749,592	$1,749,592	1.22%

Total Short-Term Investments
(Cost $1,749,592)		1,749,592	1.22%

Total Investments
(Cost $122,405,181) – 100.59%		144,100,000	100.59%
Liabilities in
Excess of Other Assets – (0.59)%		(842,604)	(0.59)%
TOTAL NET ASSETS – 100.00%		$143,257,396	100.00%

Percentages are stated as a percent of net assets.

REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of October 31, 2015.

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Summary of Fair Value Exposure at October 31, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2015 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$9,566,326	$—	$—	$9,566,326
Consumer Staples	8,791,245	—	—	8,791,245
Energy	17,894,877	—	—	17,894,877
Financials	34,303,826	—	—	34,303,826
Health Care	18,430,295	—	—	18,430,295
Industrials	16,946,763	—	—	16,946,763
Information Technology	18,209,158	—	—	18,209,158
Materials	3,985,606	—	—	3,985,606
Telecommunication Services	965,248	—	—	965,248
Utilities	7,775,133	—	—	7,775,133
Total Common Stocks	$136,868,477	$—	$—	$136,868,477
REITS
Financials	$5,481,931	$—	$—	$5,481,931
Total REITS	$5,481,931	$—	$—	$5,481,931
Short-Term Investments
Money Market Funds	$1,749,592	$—	$—	$1,749,592
Total Short-Term Investments	$1,749,592	$—	$—	$1,749,592
Total Investments	$144,100,000	$—	$—	$144,100,000

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2015, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Assets and Liabilities as of October 31, 2015

ASSETS:
Investments in securities, at value (cost $122,405,181)	$144,100,000
Dividends and interest receivable	130,099
Receivable for fund shares sold	68,036
Receivable for securities sold	2,054,692
Prepaid expenses and other assets	14,532
Total Assets	146,367,359

LIABILITIES:
Payable for securities purchased	2,914,196
Payable for fund shares redeemed	300
Payable to advisor	101,711
Payable to administrator	22,806
Payable to auditor	22,600
Accrued service fees	11,871
Accrued trustees fees	2,407
Accrued expenses and other payables	34,072
Total Liabilities	3,109,963
NET ASSETS	$143,257,396

NET ASSETS CONSIST OF:
Capital stock	$109,993,673
Accumulated net investment income	1,020,438
Accumulated net realized gain on investments	10,548,466
Unrealized net appreciation on investments	21,694,819
Total Net Assets	$143,257,396

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$141,956,807
Shares issued and outstanding	4,209,437
Net asset value, offering price and redemption price per share	$33.72

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$1,300,589
Shares issued and outstanding	38,456
Net asset value, offering price and redemption price per share	$33.82

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Operations for the year ended October 31, 2015

INVESTMENT INCOME:
Dividend income	$3,145,614
Interest income	141
Total investment income	3,145,755

EXPENSES:
Investment advisory fees (See Note 5)	1,273,573
Service fees – Investor Class (See Note 5)	149,326
Administration, fund accounting, custody and transfer agent fees (See Note 5)	147,112
Sub-transfer agent expenses – Investor Class (See Note 5)	116,001
Sub-transfer agent expenses – Institutional Class (See Note 5)	769
Federal and state registration fees	29,483
Audit fees	23,392
Compliance expense	22,187
Reports to shareholders	16,079
Trustees’ fees and expenses	11,522
Legal fees	2,250
Other expenses	13,397
Total expenses before reimbursement by advisor	1,805,091
Expense reimbursement by advisor – Institutional Class (See Note 5)	(144)
Net expenses	1,804,947
NET INVESTMENT INCOME	$1,340,808

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$10,907,367
Net change in unrealized depreciation on investments	(9,429,582)
Net gain on investments	1,477,785
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,818,593

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
OPERATIONS:
Net investment income	$1,340,808	$1,189,360
Net realized gain on investments	10,907,367	18,120,591
Net change in unrealized appreciation
(depreciation) on investments	(9,429,582)	384,704
Net increase in net assets resulting from operations	2,818,593	19,694,655

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(1,223,834)	(1,140,763)
Institutional Class	(4,422)	(3,752)
Net realized gains
Investor Class	(6,143,232)	—
Institutional Class	(16,453)	—
Total distributions	(7,387,941)	(1,144,515)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,694,661	1,675,893
Proceeds from shares subscribed – Institutional Class	963,669	60,482
Dividends reinvested – Investor Class	7,104,575	1,092,130
Dividends reinvested – Institutional Class	20,495	3,353
Cost of shares redeemed – Investor Class	(13,521,759)	(13,509,532)
Cost of shares redeemed – Institutional Class	(82,147)	(46,510)
Net decrease in net assets derived from
capital share transactions	(3,820,506)	(10,724,184)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,389,854)	7,825,956

NET ASSETS:
Beginning of year	151,647,250	143,821,294
End of year	$143,257,396	$151,647,250
Undistributed net investment income, end of year	$1,020,438	$914,964

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	49,427	51,293
Shares sold – Institutional Class	28,858	1,784
Shares issued to holders as reinvestment
of dividends – Investor Class	208,039	34,322
Shares issued to holders as reinvestment
of dividends – Institutional Class	598	105
Shares redeemed – Investor Class	(395,518)	(412,605)
Shares redeemed – Institutional Class	(2,406)	(1,408)
Net decrease in shares outstanding	(111,002)	(326,509)

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2015	2014	2013	2012	2011

$34.79	$30.70	$24.71	$21.47	$20.57

0.30	0.28	0.28	0.28	0.22
0.32	4.06	6.00	3.14	0.89
0.62	4.34	6.28	3.42	1.11

(0.27)	(0.25)	(0.29)	(0.18)	(0.21)
(1.42)	—	—	—	—
(1.69)	(0.25)	(0.29)	(0.18)	(0.21)
$33.72	$34.79	$30.70	$24.71	$21.47

1.77%	14.20%	25.64%	16.07%	5.36%

$141.96	$151.25	$143.48	$125.00	$123.97
1.20%	1.28%	1.33%	1.40%	1.38%
0.90%	0.80%	0.98%	1.16%	0.97%
85%	85%	91%	111%	149%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2015	2014	2013	2012	2011

$34.94	$30.83	$24.83	$21.56	$20.65

0.23	0.34	0.49	0.39	0.27
0.44	4.11	5.90	3.15	0.92
0.67	4.45	6.39	3.54	1.19

(0.36)	(0.34)	(0.39)	(0.27)	(0.28)
(1.43)	—	—	—	—
(1.79)	(0.34)	(0.39)	(0.27)	(0.28)
$33.82	$34.94	$30.83	$24.83	$21.56

1.89%	14.55%	26.08%	16.58%	5.76%

$1.30	$0.40	$0.34	$0.06	$0.04

1.18%	1.18%	1.14%	1.22%	1.21%
1.15%	0.98%	0.98%	0.98%	0.98%

0.83%	0.91%	1.07%	1.29%	1.13%
0.86%	1.11%	1.23%	1.53%	1.36%
85%	85%	91%	111%	149%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements October 31, 2015

1).  ORGANIZATION

The Hennessy Large Value Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The investment objective of the Fund is long-term growth of capital and current income.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective administration, shareholder servicing, and transfer agent expenses and sales charges, if any. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis reporting for the 2015 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$(7,078)	$7,078	$—

c).	Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the

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amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2015, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

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Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2015, the Fund did not hold any derivative instruments.

m).
New Accounting Pronouncements – In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11 “Repurchase-to Maturity Transactions, Repurchase Financings, and Disclosures.”  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

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3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., weather-related events) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable

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registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

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The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2015 were $125,014,670 and $134,049,392, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.85%.  The net investment advisory fees payable by the Fund as of October 31, 2015 were $101,711.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, RBC Global Asset Management (U.S.) Inc.  The Advisor pays the sub-advisor fees for the Fund from its own assets and these fees are not an additional expense of the Fund.

In the past, the Advisor has agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses (excluding all federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) exceeded 0.98% of the Fund’s net assets for the Institutional Class shares of the Fund.  The expense limitation agreement for the Institutional Class shares could only be terminated by the Board and was terminated by the Board as of February 28, 2015.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  The Advisor waived or reimbursed expenses of $144 for the Fund during the fiscal year ended October 31, 2015.  As of October 31, 2015, cumulative expenses subject to potential recovery under the aforementioned conditions were $153 for Institutional Class shares, of which $9 will expire on October 31, 2017, and $144 will expire on October 31, 2018.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. Shareholder service fees payable by the Fund as of October 31, 2015 were $11,871.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial

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intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2015 were $116,770.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2015 were $147,112.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the fiscal year ended October 31, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$123,086,450
Gross tax unrealized appreciation	$26,647,958
Gross tax unrealized depreciation	(5,634,408)
Net tax unrealized appreciation	$21,013,550
Undistributed ordinary income	$1,846,994
Undistributed long-term capital gains	10,403,179
Total distributable earnings	$12,250,173
Other accumulated loss	$—
Total accumulated gain	$33,263,723

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2015, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2015, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

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The tax character of distributions paid during fiscal year 2015 and fiscal year 2014 for the Fund were as follows:

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
Ordinary income	$1,228,256	$1,144,515
Long-term capital gain	6,159,685	—
	$7,387,941	$1,144,515

8).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2015, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 9, 2015, capital gains were declared and paid to shareholders of record as of December 8, 2015 as follows:

	Long-term	Short-term
Investor Class	$2.45891	$0.19537
Institutional Class	$2.46247	$0.19565

Effective November 1, 2015, the Fund adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  Even though the authorized rate is up to 0.25%, the Fund has only used 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since the plan was implemented on November 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the Shareholders of the Hennessy Large Value Fund:

We have audited the accompanying statement of assets and liabilities of Hennessy Large Value Fund (the Fund), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin
December 23, 2015

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Information pertaining to the Trustees and the Officers of the Trust is set forth below.  Such persons serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Name, Year of Birth,			(During Past
and Position Held	Length of	Principal Occupation(s)	Five Years)
with the Trust	Time Served	During Past Five Years	Held by Trustee(1)

Disinterested Trustees

J. Dennis DeSousa (1936)	Since January	Mr. DeSousa is a real estate investor.	Hennessy SPARX
Trustee	1996 for the		Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Robert T. Doyle (1947)	Since January	Mr. Doyle has been the Sheriff of	Hennessy SPARX
Trustee	1996 for the	Marin County, California since 1996.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Gerald P. Richardson (1945)	Since May	Mr. Richardson is an independent	Hennessy SPARX
Trustee	2004 for the	consultant in the securities industry.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.
Interested Trustee(2)

Neil J. Hennessy (1956)	Since January	Mr. Hennessy has been employed by	Hennessy Advisors,
Trustee, Chairman of	1996 as a Trustee	Hennessy Advisors, Inc., the Funds’	Inc.; Hennessy
the Board, Chief	for the Hennessy	investment advisor, since 1989.	SPARX Funds Trust;
Investment Officer,	Funds and since	He currently serves as President,	Hennessy Mutual
Portfolio Manager,	June 2008 as	Chairman and Chief Executive Officer	Funds, Inc.; and
and President	an Officer of the	of Hennessy Advisors, Inc.	The Hennessy
	Hennessy Funds		Funds, Inc.

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Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Officers

Teresa M. Nilsen (1966)	Since January	Ms. Nilsen has been employed by Hennessy Advisors, Inc.,
Executive Vice President	1996 for the	the Funds’ investment advisor, since 1989. She currently
and Treasurer	Hennessy Funds	serves as Executive Vice President, Chief Operations Officer,
Chief Financial Officer, and Secretary of Hennessy Advisors, Inc.

Daniel B. Steadman (1956)	Since March	Mr. Steadman has been employed by Hennessy Advisors, Inc.,
Executive Vice President	2000 for the	the Funds’ investment advisor, since 2000. He currently serves
and Secretary	Hennessy Funds	as Executive Vice President and Chief Compliance Officer of
Hennessy Advisors, Inc.

Jennifer Cheskiewicz (1977)	Since June	Ms. Cheskiewicz has been employed by Hennessy Advisors,
Senior Vice President and	2013 for the	Inc., the Funds’ investment advisor, since June 2013. She
Chief Compliance Officer	Hennessy Funds	currently serves as General Counsel of Hennessy Advisors, Inc.

She previously served as in-house counsel to Carlson Capital,
L.P., an SEC-registered investment advisor to several private funds from February 2010 to May 2013.

Brian Carlson (1972)	Since December	Mr. Carlson has been employed by Hennessy Advisors, Inc., the
Senior Vice President and	2013 for the	Funds’ investment advisor, since December 2013.
Head of Distribution	Hennessy Funds
Mr. Carlson was previously a co-founder and principal of
Trivium Consultants, LLC from February 2011 through
November 2013.

David Ellison (1958)(3)	Since October	Mr. Ellison has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2012 for the	Small Cap Financial Fund, the Hennessy Large Cap Financial
Portfolio Manager	Hennessy Funds	Fund, and the Hennessy Technology Fund since inception.

Mr. Ellison previously served as Director, CIO and President of
FBR Fund Advisers, Inc. from December 1999 to October 2012.

Brian Peery (1969)	Since March	Mr. Peery has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2003 as an	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	Officer of the	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Hennessy Funds	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	and since	Fund, and the Hennessy Balanced Fund since October 2014.
	February 2011	From February 2011 through September 2014, he served as
	as a Co-Portfolio	Co-Portfolio Manager of the same funds. Mr. Peery has also
	Manager or	served as a Portfolio Manager of the Hennessy Gas Utility Fund
	Portfolio Manager	since February 2015.
for the
	Hennessy Funds	Mr. Peery has been employed by Hennessy Advisors, Inc., the
Funds’ investment advisor, since 2002.

Winsor (Skip) Aylesworth	Since October	Mr. Aylesworth has served as a Portfolio Manager of the
(1947)(3)	2012 for the	Hennessy Gas Utility Fund since 1998 and as a Portfolio
Vice President and	Hennessy Funds	Manager of the Hennessy Technology Fund since inception.
Portfolio Manager
Mr. Aylesworth previously served as Executive Vice President of The FBR Funds from 1999 to October 2012.

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Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Ryan Kelley (1972)(4)	Since March	Mr. Kelley has served as a Portfolio Manager of the Hennessy
Vice President and	2013 for the	Gas Utility Fund, the Hennessy Small Cap Financial Fund, and
Portfolio Manager	Hennessy Funds	the Hennessy Large Cap Financial Fund since October 2014.
From March 2013 through September 2014, he served as a
Co-Portfolio Manager of the same funds. Prior to that,
he was a Portfolio Analyst of the Hennessy Funds.

(1)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI, and HSFT.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSYFUNDS.COM

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2015 –
	May 1, 2015	October 31, 2015	October 31, 2015
Investor Class
Actual	$1,000.00	$ 976.50	$6.03
Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16

Institutional Class
Actual	$1,000.00	$ 976.90	$6.23
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.21% for Investor Class shares or 1.25% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354

33

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2015 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSYFUNDS.COM

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Matters Submitted to a Shareholder Vote

A special meeting of shareholders of the Investor Class shares of the Fund was held on September 15, 2015, and the following matters were approved by the Fund’s voting Investor Class shares:

	For	Against	Abstain
To approve a distribution
(Rule 12b-1) plan for the
Investor Class shares of the Fund	1,787,502.562	353,770.518	97,505.575

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

HENNESSY FUNDS	1-800-966-4354

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(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com	1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2015

HENNESSY TOTAL RETURN FUND

Investor Class HDOGX

hennessyfunds.com	1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	16
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers of the Fund	26
Expense Example	30
Proxy Voting	32
Quarterly Filings on Form N-Q	32
Federal Tax Distribution Information	32
Householding	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2015

Dear Hennessy Funds Shareholder:

As I look back over the year, I am reminded that the U.S. economy has come a long way since the depths of the recession in 2009. The economy has been expanding steadily for almost six years, the unemployment rate has halved, the housing market has been recovering and capital expenditures have been growing.  The financial markets have performed well too, driven largely by strong corporate earnings growth, especially in the early years.  The U.S. market, as measured by the S&P 500 Index, has roughly tripled since the bull market began in 2009, and the Index’s earnings per share have increased 260% over this same time period. For the year ended October 31, 2015, the U.S. equity market performed reasonably well, with the S&P 500 posting another advance of 5.2%. However, behind this headline number, the market experienced a great deal of volatility as investors reacted to falling energy prices, a rise in the U.S. Dollar, pressure on export earnings growth, slower growth in China and, most significantly, the likelihood of a rise in the Fed Funds rate for the first time in nearly a decade – the featured topic of conversation around every office water cooler in the financial world this year.

Investors, reporters and friends often ask me “What’s next?” The market has been in a volatile, sideways correction for over a year now, and throughout this period of volatility, I have consistently advised investors to continue to focus on the long-term fundamentals of the market.

In my view, the fundamentals of the market are in good shape. Despite a stronger U.S. Dollar and its impact on export growth, the economy is still growing steadily. Inflation remains low, so we expect the Federal Reserve, once it does begin to raise short-term interest rates, will not likely raise them by very much. New jobs are being created at what I believe is a healthy rate, and average hourly wages are rising in response to a tighter labor market.  Higher wages and lower gasoline prices are helping to keep consumer confidence positive.

Notwithstanding what I view as a relatively solid economic environment, however, I think investor sentiment remains restrained. The same factors that contributed to the market volatility this past year are still troubling investors today: the slowdown in the Chinese economy, slower earnings growth here in the U.S., and, of course, the prospect of rising interest rates. As a result of these investor worries, I do not see any solid enthusiasm for the market – no euphoria. Universal optimism about the market often coincides with a peak in stock prices and this absence of euphoria is yet another reason I feel bullish.  And finally, I do not believe stocks are expensive. The Dow Jones Industrial Average and the S&P 500 Index have forward PE (price-to-earnings) ratios of approximately 16x and 17x, respectively, close to long-term averages. In my view, these fundamentals taken together signal a continuation of the bull market that began six years ago.

A final positive note: I still do not believe that investors have fully returned to investing in U.S. equities. Assets in domestic equity funds have now reached parity with fixed income/money market funds, with $6.2 trillion in each.  I believe that fixed income investments will continue to trickle into equities, which should have a positive effect on the market.

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Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and the S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Price to earnings (“PE”) is the market price per share divided by earnings per share. Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. It serves as an indicator of a company’s profitability.

HENNESSY FUNDS	1-800-966-4354

3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2015

	One	Five	Ten
	Year	Years	Years
Hennessy Total
Return Fund (HDOGX)	1.22%	9.08%	5.66%
75/25 Blended DJIA/Treasury Index*	3.20%	9.40%	6.62%
Dow Jones Industrial Average	4.06%	12.51%	8.18%

Expense ratio: 1.26%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratio presented is from the most recent prospectus.

*
The 75/25 Blended DJIA/Treasury Index consists of 75% common stocks represented by the Dow Jones Industrial Average and 25% short-duration Treasury securities represented by the BofA Merrill Lynch 90-day U.S. Treasury Bill Index.

PERFORMANCE NARRATIVE

Portfolio Managers Neil Hennessy and Brian Peery

Performance:

For the twelve-month period ended October 31, 2015, the Hennessy Total Return Fund returned 1.22%, underperforming the 75/25 Blended DJIA/Treasury Index* and the Dow Jones Industrial Average, which returned 3.20% and 4.06% for the same period, respectively.

The Fund maintains a roughly 25% weighting in U.S. Treasuries, which caused it to underperform its equity benchmark, the Dow Jones Industrial Average, for the twelve-

HENNESSYFUNDS.COM

4

month period ended October 31, 2015. The Fund also underperformed its 75/25 Blended DJIA/Treasury Index* benchmark as a result of sector allocation, in particular the Fund’s underweight position in the Consumer Discretionary sector and, to a lesser extent, the Fund’s slight overweight position in Energy. The Fund did not own The Walt Disney Company, Home Depot, Inc. or Nike, Inc. in the Consumer Discretionary sector, each of which posted returns of more than 25% for the period.  Strong performance from several other portfolio holdings, including General Electric Co, Cisco Systems, Inc. and Pfizer, Inc. (U.S.), were unfortunately insufficient to offset the relative losses from other sectors. The Fund continues to hold General Electric, Cisco and Pfizer.

Portfolio Strategy:

The Fund invests approximately 75% of its assets in the “Dogs of the Dow,” the 10-highest yielding Dow stocks, and 25% of its assets in U.S. Treasuries. As a result of this “blended” strategy, the Fund may be expected to underperform equities in periods when markets rise and outperform in periods when markets fall. The Fund is designed to allow investors to gain exposure to the equity market while maintaining a percentage of their investment in fixed income securities. We believe the Fund is well positioned for the more conservative investor, as the equity portion of the portfolio is invested in what we would deem to be high quality companies, each with a relatively high dividend yield historically. The relatively short duration of the 25% weighting of U.S. Treasuries in the portfolio (all less than one year) may allow us the ability to roll into higher yielding treasuries in the event yields continue to rise.

Market Outlook:

Over the twelve-month period ended October 31, 2015, U.S. equities, as measured by the S&P 500 Index, advanced by just over 5%. Notwithstanding this modest rise, the year was marked by a great deal of volatility, especially during the second half of the period when uncertainty regarding the timing and magnitude of a rise in short-term interest rates being contemplated by the Federal Reserve dominated investor thinking. Earnings growth, too, caused anxiety for investors. Lower energy prices impacted many companies in the Energy sector, and the higher U.S. Dollar and slower growth abroad affected exporters. Many companies saw their sales and earnings growth slow.

In the end, however, confidence in continued economic growth was strong enough to offset investor concerns, with the market staging a dramatic rally in October, the final month of the Fund’s fiscal year. We believe the basic fundamentals of the market are attractive, and we continue to be optimistic about the possibility of further market advances over the course of the next year. The economy is growing slowly but steadily. Inflation is low, so we expect that the Fed, once they do start to raise rates, will not raise them by very much. The labor market has continued to recover over the last 12 months, and consumer confidence appears buoyant. Most importantly, we do not believe stocks are expensive. The Dow Jones Industrial Average and the S&P 500 have forward PE ratios of approximately 16x and 17x, respectively, close to long-term averages. Corporate balance sheets appear to be in excellent shape, and while executives have shown some reluctance to increase capital spending beyond maintenance levels this cycle, we believe companies will eventually start investing for expansion. This spending could, in turn, help drive share prices higher through an acceleration in sales and earnings growth.

*
The 75/25 Blended DJIA/Treasury Index consists of 75% common stocks represented by the Dow Jones Industrial Average and 25% short-duration Treasury securities represented by the BofA Merrill Lynch 90-day U.S. Treasury Bill Index.

HENNESSY FUNDS	1-800-966-4354

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Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The S&P 500 Index and Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. The BofA Merrill Lynch 90-day U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days. One cannot invest directly in an index.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance. Dividend yield is calculated as the annual dividends paid by a company divided by its market price per share.  PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

HENNESSYFUNDS.COM

6

Financial Statements
Schedule of Investments as of October 31, 2015

HENNESSY TOTAL RETURN FUND

(% of Net Assets)

TOP TEN HOLDINGS	% NET ASSETS
U.S. Treasury Bill, 0.015%, 01/21/2016	28.80%
U.S. Treasury Bill, 0.055%, 12/17/2015	21.61%
U.S. Treasury Bill, 0.120%, 11/19/2015	14.41%
General Electric Co.	7.19%
Pfizer, Inc.	6.93%
Verizon Communications, Inc.	6.92%
Chevron Corp.	6.82%
Merck & Co., Inc.	6.55%
Procter & Gamble Co.	6.50%
Exxon Mobil Corp.	5.60%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 69.89%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 5.19%
McDonald’s Corp.	32,100	$3,603,225	5.19%

Consumer Staples – 11.81%
Procter & Gamble Co.	59,100	4,514,058	6.50%
The Coca-Cola Co.	52,000	2,202,200	3.17%
Wal-Mart Stores, Inc.	25,900	1,482,516	2.14%
		8,198,774	11.81%

Energy – 12.42%
Chevron Corp.	52,100	4,734,848	6.82%
Exxon Mobil Corp.	47,000	3,888,780	5.60%
		8,623,628	12.42%

Health Care – 13.48%
Merck & Co., Inc.	83,200	4,547,712	6.55%
Pfizer, Inc.	142,100	4,805,822	6.93%
		9,353,534	13.48%

Industrials – 12.49%
Caterpillar, Inc.	50,400	3,678,696	5.30%
General Electric Co.	172,700	4,994,484	7.19%
		8,673,180	12.49%

Information Technology – 5.32%
Cisco Systems, Inc.	22,000	634,700	0.91%
Intel Corp.	7,100	240,406	0.35%
International Business Machines Corp.	20,100	2,815,608	4.06%
		3,690,714	5.32%

Materials – 0.31%
E.I. du Pont de Nemours & Co.	3,400	215,560	0.31%

Telecommunication Services – 8.87%
AT&T, Inc.	40,500	1,357,155	1.95%
Verizon Communications, Inc.	102,400	4,800,512	6.92%
		6,157,667	8.87%

Total Common Stocks
(Cost $43,780,873)		48,516,282	69.89%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

8

SHORT-TERM INVESTMENTS – 70.38%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 5.56%
Federated Government Obligations Fund –
Class I, 0.01% (a)	524,742	$524,742	0.76%
Fidelity Government Portfolio –
Institutional Class, 0.01% (a)	3,335,000	3,335,000	4.80%
		3,859,742	5.56%
U.S. Treasury Bills (c) – 64.82%
0.120%, 11/19/2015 (b)	10,000,000	9,999,950	14.41%
0.055%, 12/17/2015 (b)	15,000,000	14,999,233	21.61%
0.015%, 01/21/2016 (b)	20,000,000	19,997,280	28.80%
		44,996,463	64.82%

Total Short-Term Investments
(Cost $48,859,263)		48,856,205	70.38%

Total Investments
(Cost $92,640,136) – 140.27%		97,372,487	140.27%
Liabilities in Excess
of Other Assets – (40.27)%		(27,956,410)	(40.27)%
TOTAL NET ASSETS – 100.00%		$69,416,077	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s 7-day yield as of October 31, 2015.
(b)	The rate listed is discount rate at issue.
(c)	Collateral or partial collateral for securities sold subject to repurchase.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

9

Summary of Fair Value Exposure at October 31, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2015 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$3,603,225	$—	$—	$3,603,225
Consumer Staples	8,198,774	—	—	8,198,774
Energy	8,623,628	—	—	8,623,628
Health Care	9,353,534	—	—	9,353,534
Industrials	8,673,180	—	—	8,673,180
Information Technology	3,690,714	—	—	3,690,714
Materials	215,560	—	—	215,560
Telecommunication Services	6,157,667	—	—	6,157,667
Total Common Stocks	$48,516,282	$—	$—	$48,516,282
Short-Term Investments
Money Market Funds	$3,859,742	$—	$—	$3,859,742
U.S. Treasury Bills	—	44,996,463	—	44,996,463
Total Short-Term Investments	$3,859,742	$44,996,463	$—	$48,856,205
Total Investments	$52,376,024	$44,996,463	$—	$97,372,487

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2015, the Fund recognized no transfers between levels.

Schedule of Reverse Repurchase Agreements

			Principal	Maturity	Maturity
Face Value	Counterparty	Rate	Trade Date	Date	Amount
$5,397,000	Jefferies LLC	0.35%	8/28/15	11/19/15	$5,401,355
8,995,000	Jefferies LLC	0.50%	9/18/15	12/17/15	9,006,244
13,492,500	Jefferies LLC	0.40%	10/23/15	1/21/16	13,505,993
$27,884,500					$27,913,592

As of October 31, 2015, the fair value of securities held as collateral for reverse repurchase agreements was $44,996,463 as noted on the Schedule of Investments.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

10

Financial Statements
Statement of Assets and Liabilities as of October 31, 2015

ASSETS:
Investments in securities, at value (cost $92,640,136)	$97,372,487
Dividends and interest receivable	160,033
Receivable for fund shares sold	729
Prepaid expenses and other assets	9,439
Total Assets	97,542,688

LIABILITIES:
Payable for fund shares redeemed	47,698
Payable to advisor	34,882
Payable to administrator	11,423
Payable to auditor	21,600
Accrued distribution fees	64,306
Accrued service fees	5,814
Reverse repurchase agreements	27,884,500
Accrued interest payable	11,429
Accrued trustees fees	1,660
Accrued expenses and other payables	43,299
Total Liabilities	28,126,611
NET ASSETS	$69,416,077

NET ASSETS CONSIST OF:
Capital stock	$58,753,909
Accumulated net investment income	100,735
Accumulated net realized gain on investments	5,829,082
Unrealized net appreciation on investments	4,732,351
Total Net Assets	$69,416,077

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$69,416,077
Shares issued and outstanding	4,891,750
Net asset value, offering price and redemption price per share	$14.19

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Statement of Operations for the year ended October 31, 2015

INVESTMENT INCOME:
Dividend income	$2,047,241
Interest income	4,827
Total investment income	2,052,068

EXPENSES:
Investment advisory fees (See Note 5)	459,718
Distribution fees – Investor Class (See Note 5)	114,929
Interest expense (See Notes 6 and 8)	91,702
Service fees – Investor Class (See Note 5)	76,620
Administration, fund accounting, custody and transfer agent fees (See Note 5)	76,054
Sub-transfer agent expenses – Investor Class (See Note 5)	63,614
Audit fees	22,360
Compliance expense	22,186
Federal and state registration fees	20,353
Reports to shareholders	12,512
Trustees’ fees and expenses	8,368
Legal fees	1,500
Other expenses	7,988
Total expenses	977,904
NET INVESTMENT INCOME	$1,074,164

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$5,969,412
Net change in unrealized depreciation on investments	(6,270,901)
Net loss on investments	(301,489)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$772,675

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

12

Financial Statements
Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
OPERATIONS:
Net investment income	$1,074,164	$1,124,705
Net realized gain on investments	5,969,412	7,876,199
Net change in unrealized depreciation on investments	(6,270,901)	(2,312,252)
Net increase in net assets resulting from operations	772,675	6,688,652

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	(1,084,818)	(1,079,733)
Net realized gains – Investor Class	(5,767,007)	—
Total distributions	(6,851,825)	(1,079,733)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,980,355	6,812,637
Dividends reinvested – Investor Class	6,420,583	1,006,867
Cost of shares redeemed – Investor Class	(17,800,502)	(19,774,754)
Net decrease in net assets derived
from capital share transactions	(8,399,564)	(11,955,250)
TOTAL DECREASE IN NET ASSETS	(14,478,714)	(6,346,331)

NET ASSETS:
Beginning of year	83,894,791	90,241,122
End of year	$69,416,077	$83,894,791
Undistributed net investment income, end of year	$100,735	$111,389

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	203,884	461,575
Shares issued to holders as
reinvestment of dividends – Investor Class	448,889	67,319
Shares redeemed – Investor Class	(1,254,599)	(1,344,123)
Net decrease in shares outstanding	(601,826)	(815,229)

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Cash Flows for the year ended October 31, 2015

Cash flows from operating activities:
Net increase in net assets from operations	$772,675
Adjustments to reconcile net increase in net assets from
operations to net cash provided by operating activities:
Payments to purchase securities	(14,853,390)
Proceeds from sale of securities	27,534,958
(Purchase) sale of short term investments, net	6,922,120
Realized gain on investments in securities	(5,969,412)
Net accretion of discount on securities	(4,555)
Change in unrealized depreciation on investments in securities	6,270,901
(Increases) decreases in operating assets:
Decrease in dividends and interest receivable	21,212
Decrease in prepaid expenses and other assets	391
Increases (decreases) in operating liabilities:
Decrease in payable to advisor	(7,017)
Decrease in payable to administrator	(7,502)
Increase in accrued distribution fees	2,129
Decrease in accrued service fees	(1,169)
Increase in accrued interest payable	3,471
Increase in accrued audit fees	3,010
Decrease in accrued trustee fees	(72)
Increase in other accrued expenses and payables	3,970
Net cash provided by operating activities	20,691,720

Cash flows from financing activities:
Decrease in reverse repurchase agreements	(5,397,000)
Proceeds from shares sold	3,012,775
Payment on shares redeemed	(17,876,823)
Distributions paid in cash, net of reinvestments	(431,242)
Net cash used in financing activities	(20,692,290)
Net increase in cash	(570)

Cash:
Beginning balance	570
Ending balance	$—

Supplemental information:
Non-cash financing activities not included herein consists
of dividend reinvestment of dividends and distributions	$6,420,583
Proceeds from securities litigation	88,859

Cash paid for interest	$88,231

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2015	2014	2013	2012	2011

$15.27	$14.30	$12.64	$11.47	$10.57

0.20	0.20	0.16	0.18	0.18
(0.02)	0.96	1.66	1.17	0.89
0.18	1.16	1.82	1.35	1.07

(0.20)	(0.19)	(0.16)	(0.18)	(0.17)
(1.06)	—	—	—	—
(1.26)	(0.19)	(0.16)	(0.18)	(0.17)
$14.19	$15.27	$14.30	$12.64	$11.47

1.22%	8.15%	14.49%	11.78%	10.22%

$69.42	$83.89	$90.24	$77.67	$64.13
1.28%	1.34%	1.37%	1.37%	1.34%
1.40%	1.31%	1.16%	1.44%	1.56%
27%	23%	31%	22%	21%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements October 31, 2015

1).  ORGANIZATION

The Hennessy Total Return Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of The Hennessy Funds, Inc., a Maryland corporation, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is total return, consisting of capital appreciation and current income.  The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid on a calendar quarter basis.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

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e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

i).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

j).
Offsetting Assets and Liabilities – The Fund follows the financial reporting rules regarding offsetting assets and liabilities and related netting arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) that permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.  In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.  For additional information regarding the offsetting of assets and liabilities at October 31, 2015, please reference the table in Note 8.

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k).
New Accounting Pronouncements – In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11 “Repurchase-to Maturity Transactions, Repurchase Financings, and Disclosures.”  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate

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investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

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The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2015 were $14,853,390 and $27,446,097, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.60%.  The net investment advisory fees payable by the Fund as of October 31, 2015 were $34,882.

The Board has approved a Shareholder Servicing Agreement for the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. Shareholder service fees payable by the Fund as of October 31, 2015 were $5,814.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets, although the Fund is currently only using up to 0.15% of its average daily net assets for such purpose.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2015 were $63,614.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and

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returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2015 were $76,054.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the fiscal year ended October 31, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$92,743,932
Gross tax unrealized appreciation	$6,417,649
Gross tax unrealized depreciation	(1,789,094)
Net tax unrealized appreciation	$4,628,555
Undistributed ordinary income	$189,594
Undistributed long-term capital gains	5,844,019
Total distributable earnings	$6,033,613
Other accumulated gain	$—
Total accumulated gain	$10,662,168

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2015, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2015, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

The tax character of distributions paid during fiscal year 2015 and fiscal year 2014 for the Fund were as follows:

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
Ordinary income	$1,084,818	$1,079,733
Long-term capital gain	5,767,007	—
	$6,851,825	$1,079,733

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8).  REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.  Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price.  Reverse repurchase agreements are regarded as a form of secured borrowing by the Fund.  Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities.  Interest payments made are recorded as a component of interest expense on the Statement of Operations.

For the fiscal year ended October 31, 2015, the average daily balance and average interest rate in effect for reverse repurchase agreements were $31,135,024 and 0.276%, respectively. At October 31, 2015, the interest rate in effect for the outstanding reverse repurchase agreements scheduled to mature on November 19, 2015 ($5,397,000), December 17, 2015 ($8,995,000), and January 21, 2016 ($13,492,000) was 0.35%, 0.50%, and 0.40%, respectively. Outstanding reverse repurchase agreements at October 31, 2015 were equal to 40.17% of the Fund’s net assets.

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

		Gross	Net
		Amounts	Amounts
		Offset	Presented	Gross Amounts Not
		in the	in the	Offset in the Statement
	Gross	Statement	Statement	of Assets and Liabilities
	Amounts of	of	of		Collateral
	Recognized	Assets and	Assets and	Financial	Pledged	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
Reverse
Repurchase
Agreements	$27,884,500	$—	$27,884,500	$27,884,500	$—	$—
	$27,884,500	$—	$27,884,500	$27,884,500	$—	$—

For additional information, please reference the “Offsetting Assets and Liabilities” section in Note 2.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2015, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 9, 2015, capital gains were declared and paid to shareholders of record as of December 8, 2015 as follows:

	Long-term	Short-term
Investor Class	$1.20995	$0.01840

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the Shareholders of the Hennessy Total Return Fund:

We have audited the accompanying statement of assets and liabilities of Hennessy Total Return Fund (the Fund), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin
December 23, 2015

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Information pertaining to the Trustees and the Officers of the Trust is set forth below.  Such persons serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Name, Year of Birth,			(During Past
and Position Held	Length of	Principal Occupation(s)	Five Years)
with the Trust	Time Served	During Past Five Years	Held by Trustee(1)

Disinterested Trustees

J. Dennis DeSousa (1936)	Since January	Mr. DeSousa is a real estate investor.	Hennessy SPARX
Trustee	1996 for the		Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Robert T. Doyle (1947)	Since January	Mr. Doyle has been the Sheriff of	Hennessy SPARX
Trustee	1996 for the	Marin County, California since 1996.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Gerald P. Richardson (1945)	Since May	Mr. Richardson is an independent	Hennessy SPARX
Trustee	2004 for the	consultant in the securities industry.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.
Interested Trustee(2)

Neil J. Hennessy (1956)	Since January	Mr. Hennessy has been employed by	Hennessy Advisors,
Trustee, Chairman of	1996 as a Trustee	Hennessy Advisors, Inc., the Funds’	Inc.; Hennessy
the Board, Chief	for the Hennessy	investment advisor, since 1989.	SPARX Funds Trust;
Investment Officer,	Funds and since	He currently serves as President,	Hennessy Mutual
Portfolio Manager,	June 2008 as	Chairman and Chief Executive Officer	Funds, Inc.; and
and President	an Officer of the	of Hennessy Advisors, Inc.	The Hennessy
	Hennessy Funds		Funds, Inc.

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Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Officers

Teresa M. Nilsen (1966)	Since January	Ms. Nilsen has been employed by Hennessy Advisors, Inc.,
Executive Vice President	1996 for the	the Funds’ investment advisor, since 1989. She currently
and Treasurer	Hennessy Funds	serves as Executive Vice President, Chief Operations Officer,
Chief Financial Officer, and Secretary of Hennessy Advisors, Inc.

Daniel B. Steadman (1956)	Since March	Mr. Steadman has been employed by Hennessy Advisors, Inc.,
Executive Vice President	2000 for the	the Funds’ investment advisor, since 2000. He currently serves
and Secretary	Hennessy Funds	as Executive Vice President and Chief Compliance Officer of
Hennessy Advisors, Inc.

Jennifer Cheskiewicz (1977)	Since June	Ms. Cheskiewicz has been employed by Hennessy Advisors,
Senior Vice President and	2013 for the	Inc., the Funds’ investment advisor, since June 2013. She
Chief Compliance Officer	Hennessy Funds	currently serves as General Counsel of Hennessy Advisors, Inc.

She previously served as in-house counsel to Carlson Capital,
L.P., an SEC-registered investment advisor to several private funds from February 2010 to May 2013.

Brian Carlson (1972)	Since December	Mr. Carlson has been employed by Hennessy Advisors, Inc., the
Senior Vice President and	2013 for the	Funds’ investment advisor, since December 2013.
Head of Distribution	Hennessy Funds	Mr. Carlson was previously a co-founder and principal of
Trivium Consultants, LLC from February 2011 through
November 2013.

David Ellison (1958)(3)	Since October	Mr. Ellison has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2012 for the	Small Cap Financial Fund, the Hennessy Large Cap Financial
Portfolio Manager	Hennessy Funds	Fund, and the Hennessy Technology Fund since inception.

Mr. Ellison previously served as Director, CIO and President of
FBR Fund Advisers, Inc. from December 1999 to October 2012.

Brian Peery (1969)	Since March	Mr. Peery has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2003 as an	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	Officer of the	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Hennessy Funds	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	and since	Fund, and the Hennessy Balanced Fund since October 2014.
	February 2011	From February 2011 through September 2014, he served as
	as a Co-Portfolio	Co-Portfolio Manager of the same funds. Mr. Peery has also
	Manager or	served as a Portfolio Manager of the Hennessy Gas Utility Fund
	Portfolio Manager	since February 2015.
for the
	Hennessy Funds	Mr. Peery has been employed by Hennessy Advisors, Inc., the
Funds’ investment advisor, since 2002.

Winsor (Skip) Aylesworth	Since October	Mr. Aylesworth has served as a Portfolio Manager of the
(1947)(3)	2012 for the	Hennessy Gas Utility Fund since 1998 and as a Portfolio
Vice President and	Hennessy Funds	Manager of the Hennessy Technology Fund since inception.
Portfolio Manager
Mr. Aylesworth previously served as Executive Vice President of The FBR Funds from 1999 to October 2012.

HENNESSY FUNDS	1-800-966-4354

27

Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Ryan Kelley (1972)(4)	Since March	Mr. Kelley has served as a Portfolio Manager of the Hennessy
Vice President and	2013 for the	Gas Utility Fund, the Hennessy Small Cap Financial Fund, and
Portfolio Manager	Hennessy Funds	the Hennessy Large Cap Financial Fund since October 2014.
From March 2013 through September 2014, he served as a
Co-Portfolio Manager of the same funds. Prior to that,
he was a Portfolio Analyst of the Hennessy Funds.

(1)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI, and HSFT.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSYFUNDS.COM

28

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HENNESSY FUNDS	1-800-966-4354

29

Expense Example (Unaudited)
October 31, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSYFUNDS.COM

30

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2015 –
	May 1, 2015	October 31, 2015	October 31, 2015
Investor Class
Actual	$1,000.00	$ 990.20	$6.57
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.67

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.31%, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354

31

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2015 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSYFUNDS.COM

32

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

HENNESSY FUNDS	1-800-966-4354

33

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com	1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2015

HENNESSY EQUITY AND
INCOME FUND

Investor Class  HEIFX
Institutional Class  HEIIX

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to the Financial Statements	26
Report of Independent Registered Public Accounting Firm	34
Trustees and Officers of the Fund	35
Expense Example	38
Proxy Voting	40
Quarterly Filings on Form N-Q	40
Federal Tax Distribution Information	40
Householding	40
Privacy Policy	41

HENNESSY FUNDS	1-800-966-4354

December 2015

Dear Hennessy Funds Shareholder:

As I look back over the year, I am reminded that the U.S. economy has come a long way since the depths of the recession in 2009. The economy has been expanding steadily for almost six years, the unemployment rate has halved, the housing market has been recovering and capital expenditures have been growing.  The financial markets have performed well too, driven largely by strong corporate earnings growth, especially in the early years.  The U.S. market, as measured by the S&P 500 Index, has roughly tripled since the bull market began in 2009, and the Index’s earnings per share have increased 260% over this same time period. For the year ended October 31, 2015, the U.S. equity market performed reasonably well, with the S&P 500 posting another advance of 5.2%. However, behind this headline number, the market experienced a great deal of volatility as investors reacted to falling energy prices, a rise in the U.S. Dollar, pressure on export earnings growth, slower growth in China and, most significantly, the likelihood of a rise in the Fed Funds rate for the first time in nearly a decade – the featured topic of conversation around every office water cooler in the financial world this year.

Investors, reporters and friends often ask me “What’s next?” The market has been in a volatile, sideways correction for over a year now, and throughout this period of volatility, I have consistently advised investors to continue to focus on the long-term fundamentals of the market.

In my view, the fundamentals of the market are in good shape. Despite a stronger U.S. Dollar and its impact on export growth, the economy is still growing steadily. Inflation remains low, so we expect the Federal Reserve, once it does begin to raise short-term interest rates, will not likely raise them by very much. New jobs are being created at what I believe is a healthy rate, and average hourly wages are rising in response to a tighter labor market.  Higher wages and lower gasoline prices are helping to keep consumer confidence positive.

Notwithstanding what I view as a relatively solid economic environment, however, I think investor sentiment remains restrained. The same factors that contributed to the market volatility this past year are still troubling investors today: the slowdown in the Chinese economy, slower earnings growth here in the U.S., and, of course, the prospect of rising interest rates. As a result of these investor worries, I do not see any solid enthusiasm for the market – no euphoria. Universal optimism about the market often coincides with a peak in stock prices and this absence of euphoria is yet another reason I feel bullish.  And finally, I do not believe stocks are expensive. The Dow Jones Industrial Average and the S&P 500 Index have forward PE (price-to-earnings) ratios of approximately 16x and 17x, respectively, close to long-term averages. In my view, these fundamentals taken together signal a continuation of the bull market that began six years ago.

A final positive note: I still do not believe that investors have fully returned to investing in U.S. equities. Assets in domestic equity funds have now reached parity with fixed income/money market funds, with $6.2 trillion in each.  I believe that fixed income investments will continue to trickle into equities, which should have a positive effect on the market.

HENNESSYFUNDS.COM

Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and the S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Price to earnings (“PE”) is the market price per share divided by earnings per share. Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. It serves as an indicator of a company’s profitability.

HENNESSY FUNDS	1-800-966-4354

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2015

	One	Five	Ten
	Year	Years	Years
Hennessy Equity and Income Fund –
Investor Class (HEIFX)	1.43%	9.26%	7.30%
Hennessy Equity and Income Fund –
Institutional Class (HEIIX)	1.75%	9.55%	7.58%
Blended Balanced Index*	4.09%	9.57%	6.68%
S&P 500 Index	5.20%	14.33%	7.85%

Expense ratios: 1.40% (Investor Class); 1.07% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.  Performance for the period from March 12, 2010 to October 26, 2012 is that of the FBR Balanced Fund and for the periods prior to March 12, 2010 is that of the AFBA 5 Star Balanced Fund.

The expense ratios presented are from the most recent prospectus.

*	The Blended Balanced Index consists of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Barclays Capital Intermediate U.S. Government/Credit Index.

PERFORMANCE NARRATIVE

Portfolio Managers for Equity Portion: Stephen M. Goddard, CFA (Lead Portfolio Manager), Jonathan T. Moody, CFA, J. Brian Campbell, CFA, and Mark DeVaul, CFA, CPA The London Company of Virginia, LLC (sub-advisor)

Portfolio Managers for Fixed Income Portion: Gary B. Cloud, CFA, and Peter G. Greig, CFA Financial Counselors, Inc. (sub-advisor)

HENNESSYFUNDS.COM

Performance:
For the twelve-month period ended October 31, 2015, the Investor Class of the Hennessy Equity and Income Fund returned 1.43%, underperforming the Blended Balanced Index* and the S&P 500 Index, which returned 4.09% and 5.20% for the same period, respectively.

Equities: Stock selection accounted for most of the relative underperformance of the equity portion of the Fund over the year, as well as the Fund’s overweight position in Materials and underweight position in Health Care. Offsetting some of the drag from individual stocks, sector allocation helped performance, especially our overweight position in the Consumer Discretionary sector and underweight position in Energy.

On an individual stock level, the top contributors to Fund performance for the period were Carnival Corp, Lowe’s Companies, Altria Group, Inc., Visa Inc., and Eli Lilly and Company, while the top detractors were Apache Corp (U.S.), Scripps Networks, Interactive, Inc., Mosaic Company, ConocoPhillips (U.S.), and Dollar Tree, Inc.  The Fund no longer holds Apache or Scripps Networks Interactive, but continues to hold the other named stocks.

Fixed Income: The Fund’s overweight position in investment grade corporate credit accounted for most of the underperformance of the fixed income portion of the Fund over the year. The Fund’s exposure to high yield credit securities, or junk bonds, also detracted from performance. Higher-yielding investment grade securities in the Fund contributed most positively to overall relative performance. Duration and yield curve-related factors were neutral drivers on relative Fund performance for the period.

Portfolio Strategy:

The Fund seeks a balanced portfolio of 60% equities and 40% fixed income with the goal of maintaining broad market exposure but with lower volatility. Our bottom-up equity selection strategy seeks companies with strong returns on capital and the flexibility to enhance shareholder value by using their balance sheets.  The fixed income portion of the portfolio focuses on high-quality domestic corporate, agency and government bonds.

Investment Outlook:

Equities: The low interest rates and relatively high equity risk premiums prevalent today can make adjusting the capital structure of balance sheets especially beneficial for shareholders.  Separately, with elevated cash levels on corporate balance sheets and dividend payout ratios near historic lows, we expect investors to reward companies that wisely deploy capital. Higher dividends, share repurchases and mergers and acquisition transactions have been, and we expect will continue to be, well-received by shareholders.

Many of the factors that limited gains in equities over the prior twelve months will likely remain as headwinds over the next twelve months.  Nevertheless, the U.S. consumer is benefiting from an improving balance sheet, a stronger labor market, higher wage growth and lower gas prices, while central banks around the world remain accommodative. We believe the fundamentals of the market are attractive and we continue to be optimistic about the possibility of further market advances over the course of the next year.  We believe our more conservative portfolio is well positioned for a slow growth environment that generally rewards strong capital allocation. We are still finding high conviction investment ideas.  We are always focused on limiting downside risk and we see reasons to be optimistic in that regard.

Fixed Income: The Federal Reserve is contemplating the first rise in short term rates in nearly a decade. While we believe the Fed will raise rates only gradually, a steep hike in U.S. rates, while our major trading partners keep their interest rates unchanged or maybe

HENNESSY FUNDS	1-800-966-4354

even cut them a little, would likely lead to another sharp drop in commodity prices, a further rally in the U.S. Dollar, and create deflationary pressures strong enough to cause negative economic growth and falling prices. We do not believe this chain of events will come about. We believe the Fed is inherently cautious and is constantly modifying its forecast as the data changes. If global economic activity data remain steady, but subpar, we expect the pace and slope of future Fed rate adjustments to decline and thereby allow international growth rates to become better aligned. This should be positive for our overweight in corporate credit because it will reduce the likelihood of long-term interest rates breaking out of their multi-year range.

*	The Blended Balanced Index consists of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Barclays Capital Intermediate U.S. Government/Credit Index.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. The Barclays Capital Intermediate U.S. Government/Credit Index is an unmanaged index commonly used to measure the performance of U.S. bonds. One cannot invest directly in an index.

Investments in debt securities typically decrease in value when interest rates rise. The risk is greater for longer-term debt securities. Investments by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in foreign securities may involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may experience higher fees due to investments in pooled investment vehicles (including ETFs).

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

HENNESSYFUNDS.COM

Financial Statements
Schedule of Investments as of October 31, 2015

HENNESSY EQUITY AND INCOME FUND

(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Altria Group, Inc.	3.63%
General Dynamics Corp.	3.08%
Carnival Corp.	3.03%
Visa, Inc., Class A	2.93%
Carmax, Inc.	2.86%
Berkshire Hathaway, Inc., Class B	2.85%
Bristol-Myers Squibb Co.	2.75%
Wells Fargo & Co.	2.66%
Eli Lilly & Co.	2.57%
Lowe’s Companies, Inc.	2.54%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

HENNESSY FUNDS	1-800-966-4354

COMMON STOCKS – 60.57%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 12.64%
CarMax, Inc. (a)	223,449	$13,185,726	2.86%
Carnival Corp. (b)	258,560	13,982,925	3.03%
Dollar Tree, Inc. (a)	153,700	10,065,813	2.18%
Lowe’s Companies, Inc.	158,816	11,725,385	2.54%
O’Reilly Automotive, Inc. (a)	34,000	9,392,840	2.03%
		58,352,689	12.64%

Consumer Staples – 6.37%
Altria Group, Inc.	276,939	16,746,501	3.63%
Edgewell Personal Care Co.	74,122	6,278,875	1.36%
The Coca-Cola Co.	150,481	6,372,870	1.38%
		29,398,246	6.37%

Energy – 2.56%
Chevron Corp.	70,591	6,415,310	1.39%
ConocoPhillips	101,328	5,405,849	1.17%
		11,821,159	2.56%

Financials – 11.63%
Alleghany Corp. (a)	19,270	9,563,123	2.07%
Bank of America Corp.	471,370	7,909,588	1.71%
Berkshire Hathaway, Inc., Class B (a)	96,639	13,144,837	2.85%
BlackRock, Inc.	30,698	10,804,775	2.34%
Wells Fargo & Co.	227,293	12,305,643	2.66%
		53,727,966	11.63%

Health Care – 6.66%
Bristol-Myers Squibb Co.	192,293	12,681,723	2.75%
Eli Lilly & Co.	145,740	11,888,012	2.57%
Pfizer, Inc.	183,115	6,192,949	1.34%
		30,762,684	6.66%

Industrials – 7.94%
Deere & Co.	101,700	7,932,600	1.72%
FedEx Corp.	41,718	6,510,094	1.41%
General Dynamics Corp.	95,570	14,199,791	3.08%
Norfolk Southern Corp.	100,100	8,011,003	1.73%
		36,653,488	7.94%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 8.30%
Cisco Systems, Inc.	257,366	$7,425,009	1.61%
EMC Corp.	296,613	7,777,193	1.68%
International Business Machines Corp.	27,405	3,838,892	0.83%
Microsoft Corp.	109,493	5,763,712	1.25%
Visa, Inc., Class A	174,146	13,510,247	2.93%
		38,315,053	8.30%

Materials – 3.14%
NewMarket Corp.	23,040	9,071,770	1.96%
The Mosaic Co.	160,550	5,424,984	1.18%
		14,496,754	3.14%

Telecommunication Services – 1.33%
Verizon Communications, Inc.	130,918	6,137,436	1.33%

Total Common Stocks
(Cost $231,034,801)		279,665,475	60.57%

PREFERRED STOCKS – 1.37%

Construction – 0.06%
SCE Trust I	11,130	285,596	0.06%

Consumer Staples – 0.05%
CHS, Inc.	8,885	246,736	0.05%

Energy – 0.01%
GasLog Ltd. (b)	1,650	40,211	0.01%

Financials – 1.25%
Aegon N V (b)	3,620	92,672	0.02%
Allstate Corp.	10,260	278,969	0.06%
Bank of America Corp.	6,655	176,624	0.04%
Bank of New York Mellon Corp.	11,070	284,388	0.06%
BB&T Corp.	11,420	283,559	0.06%
Capital One Financial Corp.	10,990	281,674	0.06%
Citigroup, Inc.	6,865	172,243	0.04%
Discover Financial Services	10,490	279,978	0.06%
Fannie Mae Preferred (a)	10,600	50,096	0.01%
First Republic Bank of San Francisco	8,110	202,020	0.05%
HSBC Finance Corp.	3,640	92,310	0.02%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

PREFERRED STOCKS	Number of Shares/		% of
	Par Amount	Value	Net Assets
Financials (Continued)
JPMorgan Chase & Co. (a)	10,985	$276,932	0.06%
KKR Financial Holdings LLC	6,460	170,996	0.04%
MetLife, Inc.	11,350	277,167	0.06%
Morgan Stanley	6,535	174,877	0.04%
Northern Trust Corp.	10,765	282,797	0.06%
PNC Financial Services Group, Inc.	11,065	280,719	0.06%
RBS Capital Funding Trust V	9,685	238,735	0.05%
Regions Financial Corp.	10,865	282,490	0.06%
State Street Corp.	10,670	284,035	0.06%
SunTrust Banks, Inc.	11,010	279,984	0.06%
The Charles Schwab Corp. (a)	10,870	281,642	0.06%
The Goldman Sachs Group, Inc.	6,830	174,711	0.04%
U.S. Bancorp (d)	11,015	279,010	0.06%
Wells Fargo & Co. (a)	10,955	283,296	0.06%
		5,761,924	1.25%

Total Preferred Stocks
(Cost $6,432,151)		6,334,467	1.37%

REITS – 0.22%

Financials – 0.22%
Apollo Commercial Real Estate Finance, Inc.	28,000	465,080	0.10%
Chimera Investment Corp.	39,000	549,120	0.12%

Total REITS
(Cost $1,056,365)		1,014,200	0.22%

CORPORATE BONDS – 20.97%

Consumer Discretionary – 0.76%
Amazon.com, Inc.
3.300%, 12/05/2021	1,000,000	1,040,118	0.23%
3.800%, 12/05/2024	800,000	836,363	0.18%
Burlington North Santa Fe LLC, 3.400%, 09/01/2024	1,000,000	1,005,835	0.22%
Comcast Corp., 4.950%, 06/15/2016	600,000	615,882	0.13%
		3,498,198	0.76%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Consumer Staples – 1.09%
Anheuser-Busch InBev Worldwide, Inc., 7.750%, 01/15/2019	150,000	$175,264	0.04%
CVS Health Corp.
1.900%, 07/20/2018	1,300,000	1,310,759	0.28%
2.250%, 12/05/2018	1,500,000	1,521,539	0.33%
4.125%, 05/15/2021	1,000,000	1,071,807	0.23%
5.750%, 06/01/2017	600,000	641,674	0.14%
Wal-Mart Stores, Inc., 5.000%, 10/25/2040	300,000	336,229	0.07%
		5,057,272	1.09%

Energy – 0.71%
Canadian Natural Resources Ltd., 3.900%, 02/01/2025 (b)	1,000,000	950,890	0.21%
Encana Corp., 3.900%, 11/15/2021 (b)	1,600,000	1,489,925	0.32%
Kinder Morgan, Inc., 3.050%, 12/01/2019	883,000	856,740	0.18%
		3,297,555	0.71%

Financials – 10.89%
American Express Co., 6.150%, 08/28/2017	1,550,000	1,676,158	0.36%
American International Group, Inc.
4.875%, 06/01/2022	1,600,000	1,781,869	0.39%
5.850%, 01/16/2018	1,075,000	1,172,424	0.25%
Associated Banc-Corp, 5.125%, 03/28/2016	700,000	708,749	0.15%
Associates Corporation of North America, 6.950%, 11/01/2018	300,000	341,560	0.07%
Bank of Montreal, 2.500%, 01/11/2017 (b)	400,000	407,110	0.09%
Bank of New York Mellon Corp., 1.969%, 06/20/2017	500,000	506,125	0.11%
Bank of Nova Scotia, 2.550%, 01/12/2017 (b)	1,000,000	1,017,887	0.22%
BB&T Corp., 2.300%, 10/15/2018	1,000,000	1,012,976	0.22%
BlackRock, Inc., 3.500%, 03/18/2024	1,000,000	1,027,090	0.22%
Boston Properties, Inc., 5.875%, 10/15/2019	700,000	785,303	0.17%
Capital One Financial Corp., 4.750%, 07/15/2021	1,500,000	1,647,287	0.36%
Citigroup, Inc., 6.125%, 11/21/2017	1,455,000	1,583,057	0.34%
Discover Financial Services, 5.200%, 04/27/2022	900,000	965,048	0.21%
Fifth Third Bancorp
1.350%, 06/01/2017	1,000,000	1,000,639	0.22%
3.625%, 01/25/2016	700,000	704,710	0.15%
First Niagara Financial Group, Inc., 6.750%, 03/19/2020	590,000	665,874	0.14%
Ford Motor Credit Co. LLC, 3.000%, 06/12/2017	1,750,000	1,777,780	0.39%
Franklin Resources, Inc., 1.375%, 09/15/2017	1,080,000	1,082,948	0.23%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Financials (Continued)
General Electric Capital Corp.
1.625%, 04/02/2018	500,000	$502,541	0.11%
5.625%, 05/01/2018	1,050,000	1,154,174	0.25%
6.000%, 08/07/2019	1,610,000	1,847,269	0.40%
JPMorgan Chase & Co., 6.000%, 01/15/2018	1,000,000	1,091,644	0.24%
KeyCorp
2.300%, 12/13/2018	2,600,000	2,618,020	0.57%
5.100%, 03/24/2021	950,000	1,058,844	0.23%
Lazard Group, 6.850%, 06/15/2017	56,000	60,046	0.01%
Lincoln National Corp., 6.250%, 02/15/2020	780,000	888,690	0.19%
Merrill Lynch & Company, Inc., 6.875%, 04/25/2018	955,000	1,066,545	0.23%
MetLife, Inc., Series A, 6.817%, 08/15/2018	100,000	113,509	0.02%
Morgan Stanley
5.500%, 07/28/2021	2,333,000	2,642,727	0.57%
6.625%, 04/01/2018	750,000	833,430	0.18%
PNC Financial Services Group, Inc., 1.600%, 06/01/2018	1,000,000	998,552	0.22%
Qwest Capital Funding, Inc., 6.500%, 11/15/2018	700,000	738,500	0.16%
Raymond James Financial, Inc., 5.625%, 04/01/2024	700,000	787,099	0.17%
Royal Bank of Canada, 2.200%, 07/27/2018 (b)	1,000,000	1,015,393	0.22%
Schlumberger Investment SA, 3.650%, 12/01/2023 (b)	1,265,000	1,316,035	0.29%
St. Paul Travelers, Inc., 5.500%, 12/01/2015	275,000	276,081	0.06%
SunTrust Banks, Inc.
3.600%, 04/15/2016	250,000	252,597	0.05%
6.000%, 09/11/2017	250,000	269,399	0.06%
Synchrony Financial, 3.750%, 08/15/2021	1,200,000	1,211,738	0.26%
The Bear Stearns Companies, Inc., 6.400%, 10/02/2017	1,350,000	1,470,556	0.32%
The Charles Schwab Corp., 0.850%, 12/04/2015	1,000,000	1,000,440	0.22%
The Goldman Sachs Group, Inc.
5.375%, 03/15/2020	1,100,000	1,229,360	0.27%
6.000%, 06/15/2020	1,500,000	1,719,375	0.37%
The Hartford Financial Services Group, Inc., 5.375%, 03/15/2017	300,000	315,773	0.07%
The Royal Bank of Scotland PLC, 4.375%, 03/16/2016 (b)	400,000	405,097	0.09%
Toronto Dominion Bank, 2.375%, 10/19/2016 (b)	1,000,000	1,015,731	0.22%
Wachovia Corp., 5.750%, 06/15/2017	850,000	909,743	0.20%
Wells Fargo & Co., 5.625%, 12/11/2017	1,000,000	1,085,786	0.24%
Westpac Banking Corp., 4.875%, 11/19/2019 (b)	450,000	496,791	0.11%
		50,256,079	10.89%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Health Care – 2.18%
Agilent Technologies, Inc., 5.000%, 07/15/2020	650,000	$699,257	0.15%
Amgen, Inc.
3.450%, 10/01/2020	1,000,000	1,045,243	0.23%
3.625%, 05/22/2024	1,500,000	1,526,964	0.33%
Anthem, Inc., 2.375%, 02/15/2017	960,000	972,002	0.21%
Celgene Corp.
2.300%, 08/15/2018	1,000,000	1,013,264	0.22%
3.625%, 05/15/2024	1,600,000	1,600,161	0.35%
Express Scripts Holding Co.
1.250%, 06/02/2017	500,000	498,102	0.11%
2.250%, 06/15/2019	1,250,000	1,250,974	0.27%
3.500%, 06/15/2024	700,000	692,599	0.15%
GlaxoSmithKline Capital, Inc., 1.500%, 05/08/2017 (b)	500,000	503,820	0.11%
UnitedHealth Group, Inc., 5.375%, 03/15/2016	250,000	254,366	0.05%
		10,056,752	2.18%

Industrials – 0.22%
John Deere Capital Corp., 1.850%, 09/15/2016	1,000,000	1,011,241	0.22%

Information Technology – 1.27%
Altera Corp., 1.750%, 05/15/2017	1,000,000	1,005,222	0.22%
Applied Materials, Inc., 4.300%, 06/15/2021	300,000	322,581	0.07%
Corning, Inc., 6.850%, 03/01/2029	275,000	347,271	0.07%
eBay, Inc., 3.250%, 10/15/2020	1,000,000	1,013,699	0.22%
EMC Corp., 1.875%, 06/01/2018	1,000,000	956,334	0.21%
Juniper Networks, Inc., 4.600%, 03/15/2021	1,000,000	1,042,520	0.22%
QUALCOMM, Inc.
2.250%, 05/20/2020	600,000	597,224	0.13%
3.000%, 05/20/2022	600,000	593,010	0.13%
		5,877,861	1.27%

Manufacturing – 0.28%
Teva Pharmaceutical Financial Co. BV, 2.950%, 12/18/2022 (b)	1,380,000	1,299,161	0.28%

Materials – 1.56%
Alcoa, Inc., 6.150%, 08/15/2020	625,000	661,719	0.14%
AngloGold Ashanti Holdings PLC, 5.125%, 08/01/2022 (b)	1,000,000	915,625	0.20%
Goldcorp, Inc. (b)
2.125%, 03/15/2018	1,250,000	1,230,909	0.27%
3.625%, 06/09/2021	750,000	736,401	0.16%
Newmont Mining Corp., 3.500%, 03/15/2022	1,000,000	924,398	0.20%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Materials (Continued)
Rio Tinto Finance USA PLC (b)
1.375%, 06/17/2016	1,000,000	$1,001,806	0.22%
2.000%, 03/22/2017	640,000	642,876	0.14%
The Dow Chemical Co., 4.250%, 11/15/2020	1,000,000	1,077,004	0.23%
		7,190,738	1.56%

Telecommunication Services – 2.01%
AT&T, Inc.
3.000%, 02/15/2022	1,000,000	988,450	0.21%
5.350%, 09/01/2040	200,000	200,021	0.04%
5.500%, 02/01/2018	1,600,000	1,732,029	0.38%
5.800%, 02/15/2019	800,000	890,421	0.19%
CenturyLink, Inc., 5.150%, 06/15/2017	400,000	415,500	0.09%
Deutsche Telekom AG, 6.000%, 07/08/2019 (b)	1,160,000	1,312,493	0.28%
Verizon Communications, Inc.
2.450%, 11/01/2022	1,200,000	1,157,608	0.25%
6.350%, 04/01/2019	1,400,000	1,592,396	0.35%
Vodafone Group PLC, 1.500%, 02/19/2018 (b)	1,000,000	995,336	0.22%
		9,284,254	2.01%

Total Corporate Bonds
(Cost $96,375,621)		96,829,111	20.97%

MORTGAGE BACKED SECURITIES – 4.82%
Federal Home Loan Mortgage Corp.
3.000%, 05/01/2042	1,289,939	1,305,180	0.28%
3.000%, 09/01/2042	2,432,667	2,461,023	0.53%
5.000%, 05/01/2020	76,772	80,504	0.02%
5.500%, 04/01/2037	146,311	165,710	0.04%
Federal National Mortgage Association
0.000%, 10/29/2018	1,550,000	1,548,749	0.34%
1.000%, 03/18/2025	2,000,000	2,003,814	0.43%
1.000%, 01/30/2030	2,000,000	1,996,110	0.43%
1.250%, 06/25/2043	361,998	346,475	0.07%
1.750%, 02/16/2043	539,945	536,162	0.12%
2.000%, 12/30/2024	1,200,000	1,195,433	0.26%
2.000%, 05/23/2033	1,500,000	1,500,622	0.33%
2.000%, 11/25/2041	196,775	196,899	0.04%
2.250%, 03/25/2039	223,110	226,445	0.05%
2.400%, 11/07/2024	1,000,000	981,836	0.21%
2.750%, 01/15/2041	170,309	173,025	0.04%
3.000%, 09/15/2039	590,788	610,238	0.13%
3.000%, 10/01/2043	3,586,498	3,635,384	0.79%
3.500%, 01/01/2042	769,692	803,104	0.17%
4.000%, 10/01/2041	1,121,130	1,197,113	0.26%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

MORTGAGE BACKED SECURITIES	Par		% of
	Amount	Value	Net Assets
Federal National Mortgage Association (Continued)
4.000%, 12/01/2041	940,840	$1,004,794	0.22%
4.500%, 08/01/2020	83,366	86,989	0.02%
6.000%, 10/01/2037	161,654	183,619	0.04%
Total Mortgage Backed Securities
(Cost $22,142,884)		22,239,228	4.82%

U.S. TREASURY OBLIGATIONS – 8.89%

U.S. Treasury Bonds – 0.69%
U.S. Treasury Bonds, 3.625%, 02/15/2044	2,750,000	3,140,013	0.68%
U.S. Treasury Inflation Index Bond, 0.125%, 07/15/2022	25,908	25,335	0.01%
		3,165,348	0.69%

U.S. Treasury Notes – 8.20%
U.S. Treasury Notes
1.625%, 04/30/2019	260,000	263,600	0.06%
1.625%, 06/30/2019	4,000,000	4,050,312	0.88%
1.750%, 04/30/2022	2,700,000	2,683,741	0.58%
2.125%, 05/15/2025	3,750,000	3,742,748	0.81%
2.250%, 07/31/2021	1,100,000	1,133,279	0.24%
2.375%, 03/31/2016	4,955,000	4,999,422	1.08%
2.500%, 08/15/2023	2,335,000	2,423,597	0.53%
2.750%, 02/15/2024	8,550,000	9,016,411	1.95%
3.250%, 03/31/2017	9,200,000	9,545,092	2.07%
		37,858,202	8.20%

Total U.S. Treasury Obligations
(Cost $40,915,051)		41,023,550	8.89%

U.S. GOVERNMENT AGENCY ISSUES – 0.14%

Finance and Insurance – 0.14%
Federal Home Loan Banks, 5.750%, 06/15/2037	600,000	644,311	0.14%

Total U.S. Government Agency Issues
(Cost $644,311)		644,311	0.14%

INVESTMENT COMPANIES (EXCLUDING
MONEY MARKET FUNDS) – 1.89%

Alerian MLP ETF	36,700	498,753	0.11%
Apollo Investment Corp.	90,000	480,600	0.10%
Ares Capital Corp.	40,000	609,200	0.13%
Calamos Convertible Opportunity and Income Fund	16,000	166,560	0.04%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

INVESTMENT COMPANIES (EXCLUDING	Par Amount/		% of
MONEY MARKET FUNDS)	Number of Shares	Value	Net Assets

Fifth Street Finance Corp.	89,500	$512,835	0.11%
FS Investment Corp.	50,000	488,000	0.10%
Guggenheim Credit Allocation Fund	29,000	588,990	0.13%
iShares iBoxx $High Yield Corporation Bond Fund	15,900	1,360,563	0.30%
Oha Investment Corp.	8,000	34,320	0.01%
PennantPark Investment Corp.	62,000	428,420	0.09%
SPDR Barclays Capital High Yield Bond	52,600	1,918,322	0.42%
SPDR Barclays Short Term High Yield	59,700	1,629,810	0.35%

Total Investment Companies (Excluding
Money Market Funds)
(Cost $9,651,004)		8,716,373	1.89%

SHORT-TERM INVESTMENTS – 1.26%

Money Market Funds – 1.26%
Fidelity Government Portfolio – Institutional Class, 0.01% (c)	5,823,275	5,823,275	1.26%

Total Short-Term Investments
(Cost $5,823,275)		5,823,275	1.26%

Total Investments
(Cost $414,075,463) – 100.13%		462,289,990	100.13%
Other Assets in
Excess of Liabilities – (0.13)%		(607,604)	(0.13)%
TOTAL NET ASSETS – 100.00%		$461,682,386	100.00%

Percentages are stated as a percent of net assets.

REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of October 31, 2015.
(d)
Investment in affiliated security. Quasar Distributors, LLC, which serves as the Fund’s distributor, is a subsidiary of U.S. Bancorp. Details of transactions  with this affiliated company for the period ended October 31, 2015, are as follows:

Issuer	U.S. Bancorp
Beginning Cost	$—
Purchase Cost	$269,800
Sales Cost	$—
Ending Cost	$269,800
Dividend Income	$9,088
Shares	11,015
Market Value	$279,010

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

Summary of Fair Value Exposure at October 31, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2015 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$58,352,689	$—	$—	$58,352,689
Consumer Staples	29,398,246	—	—	29,398,246
Energy	11,821,159	—	—	11,821,159
Financials	53,727,966	—	—	53,727,966
Health Care	30,762,684	—	—	30,762,684
Industrials	36,653,488	—	—	36,653,488
Information Technology	38,315,053	—	—	38,315,053
Materials	14,496,754	—	—	14,496,754
Telecommunication Services	6,137,436	—	—	6,137,436
Total Common Stocks	$279,665,475	$—	$—	$279,665,475
Preferred Stocks
Construction	$285,596	$—	$—	$285,596
Consumer Staples	246,736	—	—	246,736
Energy	40,211	—	—	40,211
Financials	5,761,924	—	—	5,761,924
Total Preferred Stocks	$6,334,467	$—	$—	$6,334,467
REITS
Financials	$1,014,200	$—	$—	$1,014,200
Total REITS	$1,014,200	$—	$—	$1,014,200
Corporate Bonds
Consumer Discretionary	$—	$3,498,198	$—	$3,498,198
Consumer Staples	—	5,057,272	—	5,057,272
Energy	—	3,297,555	—	3,297,555
Financials	—	50,256,079	—	50,256,079
Health Care	—	10,056,752	—	10,056,752
Industrials	—	1,011,241	—	1,011,241
Information Technology	—	5,877,861	—	5,877,861
Manufacturing	—	1,299,161	—	1,299,161
Materials	—	7,190,738	—	7,190,738
Telecommunication Services	—	9,284,254	—	9,284,254
Total Corporate Bonds	$—	$96,829,111	$—	$96,829,111
Mortgage Backed Securities	$—	$22,239,228	$—	$22,239,228
U.S. Treasury Obligations
U.S. Treasury Bonds	$—	$3,165,348	$—	$3,165,348
U.S. Treasury Notes	—	37,858,202	—	37,858,202
Total U.S. Treasury Obligations	$—	$41,023,550	$—	$41,023,550
U.S. Government Agency Issues	$—	$644,311	$—	$644,311
Investment Companies (Excluding
Money Market Funds)	$8,716,373	$—	$—	$8,716,373
Short-Term Investments
Money Market Funds	$5,823,275	$—	$—	$5,823,275
Total Short-Term Investments	$5,823,275	$—	$—	$5,823,275
Total Investments	$301,553,790	$160,736,200	$—	$462,289,990

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2015, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements
Statement of Assets and Liabilities as of October 31, 2015

ASSETS:
Investments in securities, at value (cost $413,805,663)	$462,010,980
Investments in affiliated securities, at value (cost $269,800)	279,010
Total investments in securities (cost $414,075,463)	462,289,990
Dividends and interest receivable	1,712,508
Receivable for fund shares sold	566,058
Prepaid expenses and other assets	37,950
Total Assets	464,606,506

LIABILITIES:
Payable for securities purchased	1,549,135
Payable for fund shares redeemed	797,990
Payable to advisor	313,683
Payable to administrator	78,367
Payable to auditor	20,299
Accrued distribution fees	39,341
Accrued service fees	24,751
Accrued trustees fees	2,406
Accrued expenses and other payables	98,148
Total Liabilities	2,924,120
NET ASSETS	$461,682,386

NET ASSETS CONSIST OF:
Capital stock	$402,404,737
Accumulated net investment income	243,451
Accumulated net realized gain on investments	10,819,671
Unrealized net appreciation on investments	48,214,527
Total Net Assets	$461,682,386

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$292,844,556
Shares issued and outstanding	18,137,040
Net asset value, offering price and redemption price per share	$16.15

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$168,837,830
Shares issued and outstanding	11,050,670
Net asset value, offering price and redemption price per share	$15.28

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

Financial Statements
Statement of Operations for the year ended October 31, 2015

INVESTMENT INCOME:
Dividend income from unaffiliated securities	$6,831,825
Dividend income from affiliated securities	9,088
Interest income	3,727,690
Total investment income	10,568,603

EXPENSES:
Investment advisory fees (See Note 5)	3,815,410
Sub-transfer agent expenses – Investor Class (See Note 5)	634,638
Sub-transfer agent expenses – Institutional Class (See Note 5)	149,954
Distribution fees – Investor Class (See Note 5)	600,733
Administration, fund accounting, custody and transfer agent fees (See Note 5)	475,078
Service fees – Investor Class (See Note 5)	224,909
Reports to shareholders	38,874
Federal and state registration fees	38,060
Compliance expense	22,186
Audit fees	20,893
Trustees’ fees and expenses	12,878
Legal fees	5,501
Interest expense (See Note 6)	34
Other expenses	26,625
Total expenses before recoupment from advisor	6,065,773
Expense recoupment by advisor – Investor Class	23,335
Net expenses	6,089,108
NET INVESTMENT INCOME	$4,479,495

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$10,940,484
Net change in unrealized depreciation on investments	(11,492,039)
Net loss on investments	(551,555)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,927,940

The accompanying notes are an integral part of these financial statements.

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HENNESSYFUNDS.COM

Financial Statements
Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
OPERATIONS:
Net investment income	$4,479,495	$3,676,837
Net realized gain on investments	10,940,484	15,504,616
Net change in unrealized appreciation (depreciation)
on investments	(11,492,039)	14,585,293
Net increase in net assets resulting from operations	3,927,940	33,766,746

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	(2,652,418)	(2,501,276)
Net investment income – Institutional Class	(1,838,359)	(1,216,647)
Net realized gains – Investor Class	(11,372,184)	(7,388,837)
Net realized gains – Institutional Class	(4,128,029)	(2,912,412)
Total distributions	(19,990,990)	(14,019,172)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	135,379,984	89,438,072
Proceeds from shares subscribed – Institutional Class	108,112,772	33,413,966
Dividends reinvested – Investor Class	13,787,702	9,653,413
Dividends reinvested – Institutional Class	4,360,249	2,948,861
Cost of shares redeemed – Investor Class	(129,944,959)	(62,677,527	)(1)
Cost of shares redeemed – Institutional Class	(40,503,901)	(24,337,024)
Net increase in net assets derived
from capital share transactions	91,191,847	48,439,761
TOTAL INCREASE IN NET ASSETS	75,128,797	68,187,335

NET ASSETS:
Beginning of year	386,553,589	318,366,254
End of year	$461,682,386	$386,553,589
Undistributed net investment income, end of year	$243,451	$225,718

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	8,189,500	5,597,992
Shares sold – Institutional Class	6,931,570	2,204,175
Shares issued to holders as reinvestment
of dividends – Investor Class	839,879	620,329
Shares issued to holders as reinvestment
of dividends – Institutional Class	281,456	199,624
Shares redeemed – Investor Class	(7,942,623)	(3,961,896)
Shares redeemed – Institutional Class	(2,624,280)	(1,628,945)
Net increase in shares outstanding	5,675,502	3,031,279

(1)	Net of redemption fees of $105 related to redemption fees imposed by the FBR Balanced Fund during a prior year but not received until the fiscal year ended October 31, 2014.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment
After expense reimbursement/recoupment
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment
After expense reimbursement/recoupment
Portfolio turnover rate(2)

(1)	Calculated based on average shares outstanding method.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

Year Ended October 31,
2015	2014	2013	2012	2011

$16.68	$15.77	$13.96	$12.99	$11.93

0.13	0.16	0.23	0.18	0.29 (1)
0.11	1.41	1.81	0.99	1.04
0.24	1.57	2.04	1.17	1.33

(0.13)	(0.16)	(0.23)	(0.20)	(0.27)
(0.64)	(0.50)	—	—	—
(0.77)	(0.66)	(0.23)	(0.20)	(0.27)
$16.15	$16.68	$15.77	$13.96	$12.99

1.43%	10.28%	14.72%	9.01%	11.30%

$292.84	$284.45	$233.25	$196.92	$56.75
1.38%	1.33%	1.36%	1.33%	1.54%
1.38%	1.33%	1.33%	1.24%	1.24%

0.83%	1.01%	1.51%	1.37%	2.03%
0.83%	1.01%	1.54%	1.46%	2.33%
39%	28%	52%	34%	35%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year
Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(2)

(1)	Calculated based on average shares outstanding method.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

Year Ended October 31,
2015	2014	2013	2012	2011

$15.80	$14.97	$13.29	$12.38	$11.38

0.19	0.20	0.25	0.22	0.32 (1)
0.09	1.33	1.72	0.92	0.99
0.28	1.53	1.97	1.14	1.31

(0.19)	(0.20)	(0.29)	(0.23)	(0.31)
(0.61)	(0.50)	—	—	—
(0.80)	(0.70)	(0.29)	(0.23)	(0.31)
$15.28	$15.80	$14.97	$13.29	$12.38

1.75%	10.60%	14.99%	9.23%	11.62%

$168.84	$102.10	$85.12	$108.49	$55.28

1.04%	1.05%	1.06%	1.06%	1.12%
1.04%	1.05%	1.06%	0.99%	0.99%

1.18%	1.29%	1.95%	1.68%	2.56%
1.18%	1.29%	1.95%	1.75%	2.69%
39%	28%	52%	34%	35%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements
Notes to the Financial Statements October 31, 2015

1).  ORGANIZATION

The Hennessy Equity and Income Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Balanced Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund), and holders of the Institutional Class shares of the Predecessor FBR Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund).  The investment objective of the Fund is long-term capital growth and current income.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

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Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis reporting for the 2015 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$29,015	$(29,015)	$—

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid on a calendar quarter basis.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for

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securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2015, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2015, the Fund did not hold any derivative instruments.

m).
New Accounting Pronouncements – In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11 “Repurchase-to Maturity Transactions, Repurchase Financings, and Disclosures.”  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

HENNESSYFUNDS.COM

In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets

HENNESSY FUNDS	1-800-966-4354

gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., weather-related events) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by

HENNESSYFUNDS.COM

the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2015 were $218,790,563 and $140,524,543, respectively.

Purchases and sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2015 were $50,397,400 and $41,761,787, respectively.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.80%.  The net investment advisory fees payable by the Fund as of October 31, 2015 were $313,683.

The Advisor has delegated the day-to-day management of the equity sleeve of the Fund to The London Company of Virginia, LLC and has delegated the day-to-day management of the fixed income sleeve of the Fund to Financial Counselors, Inc.  The Advisor pays the sub-advisor fees for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Advisor contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, 12b-1 fees, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses) to 1.08% of the Fund’s net assets for both the Investor Class shares and Institutional Class shares of the Fund through February 28, 2015.  The expense limitation agreement for the Fund is no longer in effect.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  The Advisor recouped $23,335

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from the Fund during the fiscal year ended October 31, 2015.  As of October 31, 2015, cumulative expenses subject to potential recovery under the aforementioned conditions were $39,031 for Investor Class shares, which will expire on October 31, 2016.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, effective as of February 28, 2015, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder service fees payable by the Fund as of October 31, 2015 were $24,751.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, although the Fund has only been using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since March 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2015 were $784,592.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2015 were $475,078.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings

HENNESSYFUNDS.COM

under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only).  During the fiscal year ended October 31, 2015, the Fund had an outstanding average daily balance and a weighted average interest rate of $2,359 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $483,000.  At October 31, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$414,197,023
Gross tax unrealized appreciation	$60,332,993
Gross tax unrealized depreciation	(12,240,026)
Net tax unrealized appreciation	$48,092,967
Undistributed ordinary income	$243,451
Undistributed long-term capital gains	10,941,231
Total distributable earnings	$11,184,682
Other accumulated gain	$—
Total accumulated gain	$59,277,649

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2015, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2015, the Fund did not defer, on a tax basis, any late year ordinary losses.

The tax character of distributions paid during fiscal year 2015 and fiscal year 2014 for the Fund were as follows:

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
Ordinary income	$4,605,202	$3,717,923
Long-term capital gain	15,385,788	10,301,249
	$19,990,990	$14,019,172

8).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2015, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 9, 2015, capital gains were declared and paid to shareholders of record as of December 8, 2015 as follows:

Long-term
Investor Class	$0.38708
Institutional Class	$0.36612

HENNESSY FUNDS	1-800-966-4354

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
And the Shareholders of the Hennessy Equity and Income Fund
Novato, CA

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hennessy Equity and Income Fund (the “Fund”), a series of Hennessy Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Equity and Income Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 21, 2015

HENNESSYFUNDS.COM

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Information pertaining to the Trustees and the Officers of the Trust is set forth below.  Such persons serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Name, Year of Birth,			(During Past
and Position Held	Length of	Principal Occupation(s)	Five Years)
with the Trust	Time Served	During Past Five Years	Held by Trustee(1)

Disinterested Trustees

J. Dennis DeSousa (1936)	Since January	Mr. DeSousa is a real estate investor.	Hennessy SPARX
Trustee	1996 for the		Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Robert T. Doyle (1947)	Since January	Mr. Doyle has been the Sheriff of	Hennessy SPARX
Trustee	1996 for the	Marin County, California since 1996.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Gerald P. Richardson (1945)	Since May	Mr. Richardson is an independent	Hennessy SPARX
Trustee	2004 for the	consultant in the securities industry.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Interested Trustee(2)

Neil J. Hennessy (1956)	Since January	Mr. Hennessy has been employed by	Hennessy Advisors,
Trustee, Chairman of	1996 as a Trustee	Hennessy Advisors, Inc., the Funds’	Inc.; Hennessy
the Board, Chief	for the Hennessy	investment advisor, since 1989.	SPARX Funds Trust;
Investment Officer,	Funds and since	He currently serves as President,	Hennessy Mutual
Portfolio Manager,	June 2008 as	Chairman and Chief Executive Officer	Funds, Inc.; and
and President	an Officer of the	of Hennessy Advisors, Inc.	The Hennessy
	Hennessy Funds		Funds, Inc.

HENNESSY FUNDS	1-800-966-4354

Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Officers

Teresa M. Nilsen (1966)	Since January	Ms. Nilsen has been employed by Hennessy Advisors, Inc.,
Executive Vice President	1996 for the	the Funds’ investment advisor, since 1989. She currently
and Treasurer	Hennessy Funds	serves as Executive Vice President, Chief Operations Officer,
Chief Financial Officer, and Secretary of Hennessy Advisors, Inc.

Daniel B. Steadman (1956)	Since March	Mr. Steadman has been employed by Hennessy Advisors, Inc.,
Executive Vice President	2000 for the	the Funds’ investment advisor, since 2000. He currently serves
and Secretary	Hennessy Funds	as Executive Vice President and Chief Compliance Officer of
Hennessy Advisors, Inc.

Jennifer Cheskiewicz (1977)	Since June	Ms. Cheskiewicz has been employed by Hennessy Advisors,
Senior Vice President and	2013 for the	Inc., the Funds’ investment advisor, since June 2013. She
Chief Compliance Officer	Hennessy Funds	currently serves as General Counsel of Hennessy Advisors, Inc.

She previously served as in-house counsel to Carlson Capital,
L.P., an SEC-registered investment advisor to several private funds from February 2010 to May 2013.

Brian Carlson (1972)	Since December	Mr. Carlson has been employed by Hennessy Advisors, Inc., the
Senior Vice President and	2013 for the	Funds’ investment advisor, since December 2013.
Head of Distribution	Hennessy Funds
Mr. Carlson was previously a co-founder and principal of
Trivium Consultants, LLC from February 2011 through
November 2013.

David Ellison (1958)(3)	Since October	Mr. Ellison has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2012 for the	Small Cap Financial Fund, the Hennessy Large Cap Financial
Portfolio Manager	Hennessy Funds	Fund, and the Hennessy Technology Fund since inception.

Mr. Ellison previously served as Director, CIO and President of
FBR Fund Advisers, Inc. from December 1999 to October 2012.

Brian Peery (1969)	Since March	Mr. Peery has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2003 as an	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	Officer of the	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Hennessy Funds	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	and since	Fund, and the Hennessy Balanced Fund since October 2014.
	February 2011	From February 2011 through September 2014, he served as
	as a Co-Portfolio	Co-Portfolio Manager of the same funds. Mr. Peery has also
	Manager or	served as a Portfolio Manager of the Hennessy Gas Utility Fund
	Portfolio Manager	since February 2015.
for the
	Hennessy Funds	Mr. Peery has been employed by Hennessy Advisors, Inc., the
Funds’ investment advisor, since 2002.

Winsor (Skip) Aylesworth	Since October	Mr. Aylesworth has served as a Portfolio Manager of the
(1947)(3)	2012 for the	Hennessy Gas Utility Fund since 1998 and as a Portfolio
Vice President and	Hennessy Funds	Manager of the Hennessy Technology Fund since inception.
Portfolio Manager
Mr. Aylesworth previously served as Executive Vice President of The FBR Funds from 1999 to October 2012.

HENNESSYFUNDS.COM

Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Ryan Kelley (1972)(4)	Since March	Mr. Kelley has served as a Portfolio Manager of the Hennessy
Vice President and	2013 for the	Gas Utility Fund, the Hennessy Small Cap Financial Fund, and
Portfolio Manager	Hennessy Funds	the Hennessy Large Cap Financial Fund since October 2014.
From March 2013 through September 2014, he served as a
Co-Portfolio Manager of the same funds. Prior to that,
he was a Portfolio Analyst of the Hennessy Funds.

(1)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI, and HSFT.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354

Expense Example (Unaudited)

October 31, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSYFUNDS.COM

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2015 –
	May 1, 2015	October 31, 2015	October 31, 2015
Investor Class
Actual	$1,000.00	$ 982.10	$7.14
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.27

Institutional Class
Actual	$1,000.00	$ 983.90	$5.25
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.43% for Investor Class shares or 1.05% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2015 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 2.48%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSYFUNDS.COM

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

HENNESSY FUNDS	1-800-966-4354

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com | 1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2015

HENNESSY BALANCED
FUND

Investor Class  HBFBX

hennessyfunds.com | 1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Trustees and Officers of the Fund	24
Expense Example	28
Proxy Voting	30
Quarterly Filings on Form N-Q	30
Federal Tax Distribution Information	30
Householding	30
Privacy Policy	31

HENNESSY FUNDS	1-800-966-4354

December 2015

Dear Hennessy Funds Shareholder:

As I look back over the year, I am reminded that the U.S. economy has come a long way since the depths of the recession in 2009. The economy has been expanding steadily for almost six years, the unemployment rate has halved, the housing market has been recovering and capital expenditures have been growing.  The financial markets have performed well too, driven largely by strong corporate earnings growth, especially in the early years.  The U.S. market, as measured by the S&P 500 Index, has roughly tripled since the bull market began in 2009, and the Index’s earnings per share have increased 260% over this same time period. For the year ended October 31, 2015, the U.S. equity market performed reasonably well, with the S&P 500 posting another advance of 5.2%. However, behind this headline number, the market experienced a great deal of volatility as investors reacted to falling energy prices, a rise in the U.S. Dollar, pressure on export earnings growth, slower growth in China and, most significantly, the likelihood of a rise in the Fed Funds rate for the first time in nearly a decade – the featured topic of conversation around every office water cooler in the financial world this year.

Investors, reporters and friends often ask me “What’s next?” The market has been in a volatile, sideways correction for over a year now, and throughout this period of volatility, I have consistently advised investors to continue to focus on the long-term fundamentals of the market.

In my view, the fundamentals of the market are in good shape. Despite a stronger U.S. Dollar and its impact on export growth, the economy is still growing steadily. Inflation remains low, so we expect the Federal Reserve, once it does begin to raise short-term interest rates, will not likely raise them by very much. New jobs are being created at what I believe is a healthy rate, and average hourly wages are rising in response to a tighter labor market.  Higher wages and lower gasoline prices are helping to keep consumer confidence positive.

Notwithstanding what I view as a relatively solid economic environment, however, I think investor sentiment remains restrained. The same factors that contributed to the market volatility this past year are still troubling investors today: the slowdown in the Chinese economy, slower earnings growth here in the U.S., and, of course, the prospect of rising interest rates. As a result of these investor worries, I do not see any solid enthusiasm for the market – no euphoria. Universal optimism about the market often coincides with a peak in stock prices and this absence of euphoria is yet another reason I feel bullish.  And finally, I do not believe stocks are expensive. The Dow Jones Industrial Average and the S&P 500 Index have forward PE (price-to-earnings) ratios of approximately 16x and 17x, respectively, close to long-term averages. In my view, these fundamentals taken together signal a continuation of the bull market that began six years ago.

A final positive note: I still do not believe that investors have fully returned to investing in U.S. equities. Assets in domestic equity funds have now reached parity with fixed income/money market funds, with $6.2 trillion in each.  I believe that fixed income investments will continue to trickle into equities, which should have a positive effect on the market.

HENNESSYFUNDS.COM

2

Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and the S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Price to earnings (“PE”) is the market price per share divided by earnings per share. Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. It serves as an indicator of a company’s profitability.

HENNESSY FUNDS	1-800-966-4354

3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2015

	One	Five	Ten
	Year	Years	Years
Hennessy Balanced Fund (HBFBX)	0.11%	5.44%	4.10%
50/50 Blended DJIA/Treasury Index*	2.35%	6.42%	5.25%
Dow Jones Industrial Average	4.06%	12.51%	8.18%

Expense ratio: 1.68%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratio presented is from the most recent prospectus.

*
The 50/50 Blended DJIA/Treasury Index consists of 50% common stocks represented by the Dow Jones Industrial Average and 50% short-duration Treasury securities represented by the BofA Merrill Lynch 1-year U.S. Treasury Note Index.

PERFORMANCE NARRATIVE

Portfolio Managers Neil Hennessy and Brian Peery

Performance:

For the twelve-month period ended October 31, 2015, the Hennessy Balanced Fund returned 0.11%, underperforming the 50/50 Blended DJIA/Treasury Index* and the Dow Jones Industrial Average, which returned 2.35% and 4.06% for the same period, respectively.

The Fund maintains a roughly 50% weighting in U.S. Treasuries, which caused it to underperform its equity benchmark, the Dow Jones Industrial Average, for the year ended October 31, 2015. The Fund also underperformed its 50/50 Blended DJIA/Treasury

HENNESSYFUNDS.COM

4

Index* benchmark as a result of sector allocation, in particular the Fund’s underweight position in the Consumer Discretionary sector, which performed well over the period. The Fund did not own The Walt Disney Company, Home Depot, Inc. or Nike, Inc., each of which posted returns of more than 25% for the period.  Strong performance from several other portfolio holdings, including General Electric Co. and Pfizer, Inc., were unfortunately insufficient to offset the relative losses against the index from the Consumer Discretionary sector. The Fund continues to hold General Electric and Pfizer.

Portfolio Strategy:

The Fund invests approximately 50% of its assets in the “Dogs of the Dow,” the 10-highest yielding Dow stocks, and 50% of its assets in U.S. Treasuries.  As a result of this “balanced” strategy, the Fund may be expected to underperform equities in periods when markets rise and outperform in periods when markets fall.  The Fund is designed to allow investors to gain some exposure to the equity market while maintaining a significant share of their investment in fixed income securities. We believe the Fund is well positioned for the more conservative investor, as the equity portion of the portfolio is invested in what we would deem to be high quality companies, each with a relatively high dividend yield historically. The relatively short duration of the 50% weighting of U.S. Treasuries in the portfolio (all less than one year) may allow us the ability to roll into higher yielding treasuries in the event yields continue to rise.

Market Outlook:

Over the twelve-month period ended October 31, 2015, U.S. equities, as measured by the S&P 500 Index, advanced by just over 5%. Notwithstanding this modest rise, the year was marked by a great deal of volatility, especially during the second half of the period when uncertainty regarding the timing and magnitude of a rise in short-term interest rates being contemplated by the Federal Reserve dominated investor thinking. Earnings growth, too, caused anxiety for investors. Lower energy prices impacted many companies in the Energy sector, and the higher U.S. Dollar and slower growth abroad affected exporters. Many companies saw their sales and earnings growth slow.

In the end, however, confidence in continued economic growth was strong enough to offset investor concerns, with the market staging a dramatic rally in October, the final month of the Fund’s fiscal year. We believe the basic fundamentals of the market are attractive, and we continue to be optimistic about the possibility of further market advances over the course of the next year. The economy is growing slowly but steadily. Inflation is low, so we expect that the Fed, once they do start to raise rates, will not raise them by very much. The labor market has continued to recover over the last 12 months, and consumer confidence appears buoyant. Most importantly, we do not believe stocks are expensive. The Dow Jones Industrial Average and the S&P 500 have forward PE ratios of approximately 16x and 17x, respectively, close to long-term averages. Corporate balance sheets appear to be in excellent shape, and while executives have shown some reluctance to increase capital spending beyond maintenance levels this cycle, we believe companies will eventually start investing for expansion. This spending could, in turn, help drive share prices higher through an acceleration in sales and earnings growth.

*
The 50/50 Blended DJIA/Treasury Index consists of 50% common stocks represented by the Dow Jones Industrial Average and 50% short duration Treasury securities represented by the BofA Merrill Lynch 1-Year U.S. Treasury Note Index.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

HENNESSY FUNDS	1-800-966-4354

5

The S&P 500 Index and Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. The BofA Merrill Lynch 1-Year U.S. Treasury Note Index is an unmanaged index comprised of Treasury securities maturing in approximately one year. One cannot invest directly in an index.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance. Dividend yield is calculated as the annual dividends paid by a company divided by its market price per share.  PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

HENNESSYFUNDS.COM

6

Financial Statements
Schedule of Investments as of October 31, 2015

HENNESSY BALANCED FUND

(% of Net Assets)

TOP TEN HOLDINGS	% NET ASSETS
U.S. Treasury Bill, 0.110%, 02/04/2016	10.32%
U.S. Treasury Bill, 0.290%, 06/23/2016	8.58%
U.S. Treasury Bill, 0.410%, 08/18/2016	8.58%
U.S. Treasury Bill, 0.440%, 09/15/2016	8.58%
Chevron Corp.	5.47%
General Electric Co.	5.39%
McDonald’s Corp.	5.36%
Procter & Gamble Co.	5.22%
U.S. Treasury Bill, 0.255%, 05/26/2016	5.15%
Exxon Mobil Corp.	5.12%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 50.53%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 5.36%
McDonald’s Corp.	5,550	$622,988	5.36%

Consumer Staples – 6.51%
Procter & Gamble Co.	7,950	607,221	5.22%
The Coca-Cola Co.	2,800	118,580	1.02%
Wal-Mart Stores, Inc.	550	31,482	0.27%

		757,283	6.51%

Energy – 10.59%
Chevron Corp.	7,000	636,160	5.47%
Exxon Mobil Corp.	7,200	595,728	5.12%
		1,231,888	10.59%

Health Care – 8.79%
Merck & Co., Inc.	9,150	500,139	4.30%
Pfizer, Inc.	15,450	522,519	4.49%
		1,022,658	8.79%

Industrials – 10.16%
Caterpillar, Inc.	7,600	554,724	4.77%
General Electric Co.	21,650	626,118	5.39%
		1,180,842	10.16%

Information Technology – 3.43%
International Business Machines Corp.	2,850	399,228	3.43%

Materials – 0.85%
E.I. du Pont de Nemours & Co.	1,550	98,270	0.85%

Telecommunication Services – 4.84%
Verizon Communications, Inc.	12,000	562,560	4.84%

Total Common Stocks
(Cost $5,278,027)		5,875,717	50.53%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 49.43%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 3.92%
Fidelity Government Portfolio –
Institutional Class, 0.01% (a)	455,966	$455,966	3.92%

U.S. Treasury Bills – 45.51%
0.110%, 02/04/2016 (b)	1,200,000	1,199,709	10.32%
0.105%, 03/31/2016 (b)	500,000	499,646	4.30%
0.255%, 05/26/2016 (b)	600,000	599,240	5.15%
0.290%, 06/23/2016 (b)	1,000,000	998,204	8.58%
0.410%, 08/18/2016 (b)	1,000,000	997,573	8.58%
0.440%, 09/15/2016 (b)	1,000,000	997,173	8.58%

		5,291,545	45.51%

Total Short-Term Investments
(Cost $5,745,592)		5,747,511	49.43%

Total Investments
(Cost $11,023,619) – 99.96%		11,623,228	99.96%
Other Assets in
Excess of Liabilities – 0.04%		4,378	0.04%
TOTAL NET ASSETS – 100.00%		$11,627,606	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s 7-day yield as of October 31, 2015.
(b)	The rate listed is discount rate at issue.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure at October 31, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2015 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$622,988	$—	$—	$622,988
Consumer Staples	757,283	—	—	757,283
Energy	1,231,888	—	—	1,231,888
Health Care	1,022,658	—	—	1,022,658
Industrials	1,180,842	—	—	1,180,842
Information Technology	399,228	—	—	399,228
Materials	98,270	—	—	98,270
Telecommunication Services	562,560	—	—	562,560
Total Common Stocks	$5,875,717	$—	$—	$5,875,717
Short-Term Investments
Money Market Funds	$455,966	$—	$—	$455,966
U.S. Treasury Bills	—	5,291,545	—	5,291,545
Total Short-Term Investments	$455,966	$5,291,545	$—	$5,747,511
Total Investments	$6,331,683	$5,291,545	$—	$11,623,228

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2015, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Assets and Liabilities as of October 31, 2015

ASSETS:
Investments in securities, at value (cost $11,023,619)	$11,623,228
Dividends and interest receivable	18,029
Receivable for securities sold	162,107
Prepaid expenses and other assets	5,702
Total Assets	11,809,066

LIABILITIES:
Payable for securities purchased	98,392
Payable for fund shares redeemed	12,000
Payable to advisor	5,812
Payable to administrator	2,036
Payable to auditor	19,599
Accrued distribution fees	28,649
Accrued service fees	969
Accrued trustees fees	1,653
Accrued expenses and other payables	12,350
Total Liabilities	181,460
NET ASSETS	$11,627,606

NET ASSETS CONSIST OF:
Capital stock	$10,784,271
Accumulated net investment income	1,890
Accumulated net realized gain on investments	241,836
Unrealized net appreciation on investments	599,609
Total Net Assets	$11,627,606

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$11,627,606
Shares issued and outstanding	940,303
Net asset value, offering price and redemption price per share	$12.37

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Operations for the year ended October 31, 2015

INVESTMENT INCOME:
Dividend income	$214,464
Interest income	8,534
Total investment income	222,998

EXPENSES:
Investment advisory fees (See Note 5)	71,219
Compliance expense	22,186
Audit fees	19,851
Distribution fees – Investor Class (See Note 5)	17,804
Federal and state registration fees	17,455
Administration, fund accounting, custody and transfer agent fees (See Note 5)	11,933
Service fees – Investor Class (See Note 5)	11,870
Trustees’ fees and expenses	8,315
Sub-transfer agent expenses – Investor Class (See Note 5)	8,019
Reports to shareholders	5,260
Legal fees	224
Other expenses	4,788
Total expenses	198,924
NET INVESTMENT INCOME	$24,074

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$250,576
Net change in unrealized depreciation on investments	(265,259)
Net loss on investments	(14,683)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,391

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
OPERATIONS:
Net investment income	$24,074	$20,133
Net realized gain on investments	250,576	572,766
Net change in unrealized depreciation on investments	(265,259)	(93,669)
Net increase in net assets resulting from operations	9,391	499,230

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	(30,298)	(12,019)
Net realized gains – Investor Class	(571,934)	(413,659)
Total distributions	(602,232)	(425,678)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	450,977	1,215,042
Dividends reinvested – Investor Class	589,193	413,511
Cost of shares redeemed – Investor Class	(1,362,738)	(1,369,664)
Net increase (decrease) in net assets derived
from capital share transactions	(322,568)	258,889
TOTAL INCREASE (DECREASE) IN NET ASSETS	(915,409)	332,441

NET ASSETS:
Beginning of year	12,543,015	12,210,574
End of year	$11,627,606	$12,543,015
Undistributed net investment income, end of year	$1,890	$8,114

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	36,214	94,444
Shares issued to holders as reinvestment of dividends –
Investor Class	47,227	32,872
Shares redeemed – Investor Class	(109,315)	(107,426)
Net increase (decrease) in shares outstanding	(25,874)	19,890

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2015	2014	2013	2012	2011

$12.98	$12.90	$11.88	$11.13	$10.43

0.03	0.02	0.02	0.04	0.05
(0.01)	0.51	1.02	0.75	0.70
0.02	0.53	1.04	0.79	0.75

(0.03)	(0.01)	(0.02)	(0.04)	(0.05)
(0.60)	(0.44)	—	—	—
(0.63)	(0.45)	(0.02)	(0.04)	(0.05)
$12.37	$12.98	$12.90	$11.88	$11.13

0.11%	4.26%	8.77%	7.13%	7.16%

$11.63	$12.54	$12.21	$25.17	$18.02
1.68%	1.75%	1.75%	1.54%	1.61%
0.20%	0.17%	0.14%	0.34%	0.42%
34%	23%	22%	17%	39%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements October 31, 2015

1).  ORGANIZATION

The Hennessy Balanced Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of The Hennessy Funds, Inc., a Maryland corporation, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is a combination of capital appreciation and current income.  The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid on a calendar quarter basis.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

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e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

i).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

j).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2015, the Fund did not hold any derivative instruments.

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k).
New Accounting Pronouncements – In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11 “Repurchase-to Maturity Transactions, Repurchase Financings, and Disclosures.”  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate

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investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

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The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2015 were $2,061,469 and $2,319,342, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.60%.  The net investment advisory fees payable by the Fund as of October 31, 2015 were $5,812.

The Board has approved a Shareholder Servicing Agreement for the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund.  Shareholder service fees payable by the Fund as of October 31, 2015 were $969.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets, although the Fund is currently only using up to 0.15% of its average daily net assets for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2015 were $8,019.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and

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returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2015 were $11,933.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the fiscal year ended October 31, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$11,035,916
Gross tax unrealized appreciation	$769,738
Gross tax unrealized depreciation	(182,426)
Net tax unrealized appreciation	$587,312
Undistributed ordinary income	$17,561
Undistributed long-term capital gains	238,462
Total distributable earnings	$256,023
Other accumulated gain	$—
Total accumulated gain	$843,335

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2015, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2015, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

The tax character of distributions paid during fiscal year 2015 and fiscal year 2014 for the Fund were as follows:

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
Ordinary income	$39,518	$12,019
Long-term capital gain	562,714	413,659
	$602,232	$425,678

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8).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2015, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 9, 2015, capital gains were declared and paid to shareholders of record as of December 8, 2015 as follows:

	Long-term	Short-term
Investor Class	$0.25408	$0.01670

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Report of Independent Registered Public Accounting Firm

The Board of Trustees of Hennessy Funds Trust
and the Shareholders of the Hennessy Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Hennessy Balanced Fund (the Fund), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin
December 23, 2015

HENNESSY FUNDS	1-800-966-4354

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Information pertaining to the Trustees and the Officers of the Trust is set forth below.  Such persons serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Name, Year of Birth,			(During Past
and Position Held	Length of	Principal Occupation(s)	Five Years)
with the Trust	Time Served	During Past Five Years	Held by Trustee(1)

Disinterested Trustees

J. Dennis DeSousa (1936)	Since January	Mr. DeSousa is a real estate investor.	Hennessy SPARX
Trustee	1996 for the		Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Robert T. Doyle (1947)	Since January	Mr. Doyle has been the Sheriff of	Hennessy SPARX
Trustee	1996 for the	Marin County, California since 1996.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Gerald P. Richardson (1945)	Since May	Mr. Richardson is an independent	Hennessy SPARX
Trustee	2004 for the	consultant in the securities industry.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Interested Trustee(2)

Neil J. Hennessy (1956)	Since January	Mr. Hennessy has been employed by	Hennessy Advisors,
Trustee, Chairman of	1996 as a Trustee	Hennessy Advisors, Inc., the Funds’	Inc.; Hennessy
the Board, Chief	for the Hennessy	investment advisor, since 1989.	SPARX Funds Trust;
Investment Officer,	Funds and since	He currently serves as President,	Hennessy Mutual
Portfolio Manager,	June 2008 as	Chairman and Chief Executive Officer	Funds, Inc.; and
and President	an Officer of the	of Hennessy Advisors, Inc.	The Hennessy
	Hennessy Funds		Funds, Inc.

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24

Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Officers

Teresa M. Nilsen (1966)	Since January	Ms. Nilsen has been employed by Hennessy Advisors, Inc.,
Executive Vice President	1996 for the	the Funds’ investment advisor, since 1989. She currently
and Treasurer	Hennessy Funds	serves as Executive Vice President, Chief Operations Officer,
Chief Financial Officer, and Secretary of Hennessy Advisors, Inc.

Daniel B. Steadman (1956)	Since March	Mr. Steadman has been employed by Hennessy Advisors, Inc.,
Executive Vice President	2000 for the	the Funds’ investment advisor, since 2000. He currently serves
and Secretary	Hennessy Funds	as Executive Vice President and Chief Compliance Officer of
Hennessy Advisors, Inc.

Jennifer Cheskiewicz (1977)	Since June	Ms. Cheskiewicz has been employed by Hennessy Advisors,
Senior Vice President and	2013 for the	Inc., the Funds’ investment advisor, since June 2013. She
Chief Compliance Officer	Hennessy Funds	currently serves as General Counsel of Hennessy Advisors, Inc.

She previously served as in-house counsel to Carlson Capital,
L.P., an SEC-registered investment advisor to several private funds from February 2010 to May 2013.

Brian Carlson (1972)	Since December	Mr. Carlson has been employed by Hennessy Advisors, Inc., the
Senior Vice President and	2013 for the	Funds’ investment advisor, since December 2013.
Head of Distribution
	Hennessy Funds	Mr. Carlson was previously a co-founder and principal of
Trivium Consultants, LLC from February 2011 through
November 2013.

David Ellison (1958)(3)	Since October	Mr. Ellison has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2012 for the	Small Cap Financial Fund, the Hennessy Large Cap Financial
Portfolio Manager	Hennessy Funds	Fund, and the Hennessy Technology Fund since inception.

Mr. Ellison previously served as Director, CIO and President of
FBR Fund Advisers, Inc. from December 1999 to October 2012.

Brian Peery (1969)	Since March	Mr. Peery has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2003 as an	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	Officer of the	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Hennessy Funds	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	and since	Fund, and the Hennessy Balanced Fund since October 2014.
	February 2011	From February 2011 through September 2014, he served as
	as a Co-Portfolio	Co-Portfolio Manager of the same funds. Mr. Peery has also
	Manager or	served as a Portfolio Manager of the Hennessy Gas Utility Fund
	Portfolio Manager	since February 2015.
for the
	Hennessy Funds	Mr. Peery has been employed by Hennessy Advisors, Inc., the
Funds’ investment advisor, since 2002.

Winsor (Skip) Aylesworth	Since October	Mr. Aylesworth has served as a Portfolio Manager of the
(1947)(3)	2012 for the	Hennessy Gas Utility Fund since 1998 and as a Portfolio
Vice President and	Hennessy Funds	Manager of the Hennessy Technology Fund since inception.
Portfolio Manager
Mr. Aylesworth previously served as Executive Vice President of The FBR Funds from 1999 to October 2012.

HENNESSY FUNDS	1-800-966-4354

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Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Ryan Kelley (1972)(4)	Since March	Mr. Kelley has served as a Portfolio Manager of the Hennessy
Vice President and	2013 for the	Gas Utility Fund, the Hennessy Small Cap Financial Fund, and
Portfolio Manager	Hennessy Funds	the Hennessy Large Cap Financial Fund since October 2014.
From March 2013 through September 2014, he served as a
Co-Portfolio Manager of the same funds. Prior to that,
he was a Portfolio Analyst of the Hennessy Funds.

(1)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI, and HSFT.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSYFUNDS.COM

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HENNESSY FUNDS	1-800-966-4354

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Expense Example (Unaudited)
October 31, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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28

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2015 –
	May 1, 2015	October 31, 2015	October 31, 2015
Investor Class
Actual	$1,000.00	$ 990.20	$8.58
Hypothetical (5% return before expenses)	$1,000.00	$1,016.59	$8.69

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.71% multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

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29

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2015 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 23.33%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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30

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com | 1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2015

HENNESSY CORE BOND FUND

Investor Class  HCBFX
Institutional Class  HCBIX

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting	34
Quarterly Filings on Form N-Q	34
Federal Tax Distribution Information	34
Householding	34
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2015

Dear Hennessy Funds Shareholder:

As I look back over the year, I am reminded that the U.S. economy has come a long way since the depths of the recession in 2009. The economy has been expanding steadily for almost six years, the unemployment rate has halved, the housing market has been recovering and capital expenditures have been growing.  The financial markets have performed well too, driven largely by strong corporate earnings growth, especially in the early years.  The U.S. market, as measured by the S&P 500 Index, has roughly tripled since the bull market began in 2009, and the Index’s earnings per share have increased 260% over this same time period. For the year ended October 31, 2015, the U.S. equity market performed reasonably well, with the S&P 500 posting another advance of 5.2%. However, behind this headline number, the market experienced a great deal of volatility as investors reacted to falling energy prices, a rise in the U.S. Dollar, pressure on export earnings growth, slower growth in China and, most significantly, the likelihood of a rise in the Fed Funds rate for the first time in nearly a decade – the featured topic of conversation around every office water cooler in the financial world this year.

Investors, reporters and friends often ask me “What’s next?” The market has been in a volatile, sideways correction for over a year now, and throughout this period of volatility, I have consistently advised investors to continue to focus on the long-term fundamentals of the market.

In my view, the fundamentals of the market are in good shape. Despite a stronger U.S. Dollar and its impact on export growth, the economy is still growing steadily. Inflation remains low, so we expect the Federal Reserve, once it does begin to raise short-term interest rates, will not likely raise them by very much. New jobs are being created at what I believe is a healthy rate, and average hourly wages are rising in response to a tighter labor market.  Higher wages and lower gasoline prices are helping to keep consumer confidence positive.

Notwithstanding what I view as a relatively solid economic environment, however, I think investor sentiment remains restrained. The same factors that contributed to the market volatility this past year are still troubling investors today: the slowdown in the Chinese economy, slower earnings growth here in the U.S., and, of course, the prospect of rising interest rates. As a result of these investor worries, I do not see any solid enthusiasm for the market – no euphoria. Universal optimism about the market often coincides with a peak in stock prices and this absence of euphoria is yet another reason I feel bullish.  And finally, I do not believe stocks are expensive. The Dow Jones Industrial Average and the S&P 500 Index have forward PE (price-to-earnings) ratios of approximately 16x and 17x, respectively, close to long-term averages. In my view, these fundamentals taken together signal a continuation of the bull market that began six years ago.

A final positive note: I still do not believe that investors have fully returned to investing in U.S. equities. Assets in domestic equity funds have now reached parity with fixed income/money market funds, with $6.2 trillion in each.  I believe that fixed income investments will continue to trickle into equities, which should have a positive effect on the market.

HENNESSYFUNDS.COM

2

Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and the S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Price to earnings (“PE”) is the market price per share divided by earnings per share. Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. It serves as an indicator of a company’s profitability.

HENNESSY FUNDS	1-800-966-4354

3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2015

	One	Five	Ten
	Year	Years	Years
Hennessy Core Bond Fund –
Investor Class (HCBFX)	-0.50%	2.17%	4.47%
Hennessy Core Bond Fund –
Institutional Class (HCBIX)	-0.06%	2.45%	4.74%
Barclays Capital Intermediate
U.S. Government/Credit Index	1.86%	2.30%	4.22%

Expense ratios: 2.94% (Investor Class); 2.60% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.  Performance for the period from March 12, 2010 to October 26, 2012 is that of the FBR Core Bond Fund and for the periods prior to March 12, 2010 is that of the AFBA 5 Star Total Return Bond Fund.

The expense ratios presented are from the most recent prospectus.

PERFORMANCE NARRATIVE

Portfolio Managers Gary B. Cloud, CFA, and Peter G. Greig, CFA

Financial Counselors, Inc. (sub-advisor)

Performance:

For the twelve-month period ended October 31, 2015, the Investor Class of the Hennessy Core Bond Fund returned -0.50%, underperforming the Barclays Intermediate U.S. Government/Credit Index, which returned 1.86% for the same period.

HENNESSYFUNDS.COM

4

The Fund’s overweight position in investment grade corporate credit accounted for most of the underperformance of the Fund over the year. The Fund’s exposure to high yield credit securities, or junk bonds, also detracted from performance. Higher-yielding investment grade securities in the Fund contributed most positively to overall relative performance. Duration and yield curve-related factors were neutral drivers on relative Fund performance for the period.

Investment Outlook:

The Federal Reserve is contemplating the first rise in short term rates in nearly a decade. While we believe the Fed will raise rates only gradually, a steep hike in U.S. rates, while our major trading partners keep their interest rates unchanged or maybe even cut them a little, would likely lead to another sharp drop in commodity prices, a further rally in the U.S. Dollar, and create deflationary pressures strong enough to cause negative economic growth and falling prices. We do not believe this chain of events will come about. We believe the Fed is inherently cautious and is constantly modifying its forecast as the data changes. If global economic activity data remain steady, but subpar, we expect the pace and slope of future Fed rate adjustments to decline and thereby allow international growth rates to become better aligned. This should be positive for our overweight in corporate credit because it will reduce the likelihood of long-term interest rates breaking out of their multi-year range.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Barclays Capital Intermediate U.S. Government/Credit Index is an unmanaged index commonly used to measure the performance of U.S. bonds. One cannot invest directly in an index.

Investments in debt securities typically decrease in value when interest rates rise. The risk is greater for longer-term debt securities. Investments by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in foreign securities may involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund may experience higher fees due to investments in pooled investment vehicles (including ETFs).

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

HENNESSY FUNDS	1-800-966-4354

5

Financial Statements
Schedule of Investments as of October 31, 2015

HENNESSY CORE BOND FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
U.S. Treasury Note, 2.750%, 02/15/2024	8.91%
Federal National Mortgage Association, 3.000%, 08/01/2042	7.04%
The Hartford Financial Services Group, Inc., 5.375%, 03/15/2017	4.94%
Ford Motor Credit Co. LLC, 3.000%, 06/12/2017	4.89%
Associated Banc-Corp, 5.125%, 03/28/2016	4.75%
Associates Corporation of North America, 6.950%, 11/01/2018	4.68%
U.S. Treasury Note, 2.500%, 08/15/2023	4.51%
Agilent Technologies, Inc., 5.000%, 07/15/2020	4.41%
Discover Financial Services, 5.200%, 04/27/2022	4.40%
YUM! Brands, Inc., 5.300%, 09/15/2019	4.29%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

HENNESSYFUNDS.COM
6

PREFERRED STOCKS – 8.01%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Consumer Staples – 0.28%
CHS, Inc.	430	$11,941	0.28%

Construction – 0.33%
SCE Trust I	540	13,857	0.33%

Financials – 7.40%
Aegon N V (b)	175	4,480	0.11%
Allstate Corp.	500	13,595	0.32%
Bank of America Corp.	325	8,626	0.20%
Bank of New York Mellon Corp.	540	13,873	0.33%
BB&T Corp.	555	13,781	0.32%
Capital One Financial Corp.	535	13,712	0.32%
Citigroup, Inc.	335	8,405	0.20%
Discover Financial Services	510	13,612	0.32%
Fannie Mae Preferred (a)	7,900	37,335	0.88%
First Republic Bank of San Francisco	395	9,840	0.23%
HSBC Finance Corp.	175	4,438	0.10%
JPMorgan Chase & Co. (a)	535	13,487	0.32%
KKR Financial Holdings LLC	315	8,338	0.20%
MetLife, Inc.	550	13,431	0.31%
Morgan Stanley	320	8,563	0.20%
Northern Trust Corp.	525	13,792	0.32%
PNC Financial Services Group, Inc.	540	13,700	0.32%
RBS Capital Funding Trust V	465	11,462	0.27%
Regions Financial Corp.	530	13,780	0.32%
State Street Corp.	520	13,842	0.32%
SunTrust Banks, Inc.	535	13,605	0.32%
The Charles Schwab Corp. (a)	530	13,732	0.32%
The Goldman Sachs Group, Inc.	330	8,441	0.20%
U.S. Bancorp (d)	535	13,552	0.32%
Wells Fargo & Co. (a)	535	13,835	0.33%
		315,257	7.40%
Total Preferred Stocks
(Cost $495,251)		341,055	8.01%

The accompanying notes are an integral part of these financial statements.

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7

REITS – 2.34%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Financials – 2.34%
Apollo Commercial Real Estate Finance, Inc.	6,000	$99,660	2.34%

Total REITS
(Cost $99,299)		99,660	2.34%

CORPORATE BONDS – 50.01%

Consumer Discretionary – 7.79%
Amazon.com, Inc., 2.500%, 11/29/2022	75,000	73,331	1.72%
Time Warner, Inc., 3.400%, 06/15/2022	75,000	76,172	1.78%
YUM! Brands, Inc., 5.300%, 09/15/2019	175,000	182,842	4.29%
		332,345	7.79%

Financials – 30.04%
Associated Banc-Corp, 5.125%, 03/28/2016	200,000	202,500	4.75%
Associates Corporation of North America, 6.950%, 11/01/2018	175,000	199,243	4.68%
Citigroup, Inc., 6.125%, 11/21/2017	70,000	76,161	1.79%
Discover Financial Services, 5.200%, 04/27/2022	175,000	187,648	4.40%
Ford Motor Credit Co. LLC, 3.000%, 06/12/2017	205,000	208,254	4.89%
Lazard Group, 6.850%, 06/15/2017	37,000	39,674	0.93%
Merrill Lynch Co., Inc., 6.400%, 08/28/2017	70,000	75,862	1.78%
The Goldman Sachs Group, Inc., 6.000%, 06/15/2020	70,000	80,237	1.88%
The Hartford Financial Services Group, Inc., 5.375%, 03/15/2017	200,000	210,515	4.94%
		1,280,094	30.04%

Health Care – 6.76%
Agilent Technologies, Inc., 5.000%, 07/15/2020	175,000	188,262	4.41%
Celgene Corp., 3.625%, 05/15/2024	100,000	100,010	2.35%
		288,272	6.76%

Telecommunication Services – 3.48%
AT&T, Inc., 5.500%, 02/01/2018	70,000	75,776	1.78%
Verizon Communications, Inc., 2.450%, 11/01/2022	75,000	72,351	1.70%
		148,127	3.48%

Utilities – 1.94%
Sempra Energy, 6.500%, 06/01/2016	80,000	82,514	1.94%

Total Corporate Bonds
(Cost $2,097,526)		2,131,352	50.01%

The accompanying notes are an integral part of these financial statements.

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MORTGAGE BACKED SECURITIES – 10.56%	Par		% of
	Amount	Value	Net Assets
Federal National Mortgage Association
0.000%, 10/29/2018	150,000	$149,879	3.52%
3.000%, 08/01/2042	295,724	299,904	7.04%

Total Mortgage Backed Securities
(Cost $453,643)		449,783	10.56%

U.S. TREASURY OBLIGATIONS – 24.10%

U.S. Treasury Notes – 24.10%
U.S. Treasury Notes
1.625%, 04/30/2019	160,000	162,216	3.81%
2.125%, 05/15/2025	165,000	164,681	3.87%
2.500%, 08/15/2023	185,000	192,019	4.51%
2.750%, 02/15/2024	360,000	379,639	8.91%
3.250%, 03/31/2017	65,000	67,438	1.58%
3.625%, 02/15/2021	55,000	60,570	1.42%
		1,026,563	24.10%
Total U.S. Treasury Obligations
(Cost $1,019,763)		1,026,563	24.10%

INVESTMENT COMPANIES (EXCLUDING
MONEY MARKET FUNDS) – 3.85%
iShares iBoxx $High Yield Corporation Bond Fund	960	82,147	1.93%
SPDR Barclays Short Term High Yield	3,000	81,900	1.92%

Total Investment Companies (Excluding
Money Market Funds)
(Cost $181,891)		164,047	3.85%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 4.61%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 4.61%
Fidelity Government Portfolio –
Institutional Class, 0.01% (c)	196,346	$196,346	4.61%

Total Short-Term Investments
(Cost $196,346)		196,346	4.61%

Total Investments
(Cost $4,543,719) – 103.48%		4,408,806	103.48%
Other Assets in
Excess of Liabilities – (3.48)%		(148,266)	(3.48)%
TOTAL NET ASSETS – 100.00%		$4,260,540	100.00%

Percentages are stated as a percent of net assets.

REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of October 31, 2015.
(d)
Investment in affiliated security. Quasar Distributors, LLC, which serves as the Fund’s distributor, is a subsidiary of U.S. Bancorp. Details of transactions with this affiliated company for the year ended October 31, 2015, are as follows:

Issuer	U.S. Bancorp
Beginning Cost	$—
Purchase Cost	$13,348
Sales Cost	$—
Ending Cost	$13,348
Dividend Income	$172
Shares	535
Market Value	$13,552

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure at October 31, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2015 (see Note 3 in the accompanying notes to the financial statements):

Preferred Stocks	Level 1	Level 2	Level 3	Total
Construction	$13,857	$—	$—	$13,857
Consumer Staples	11,941	—	—	11,941
Financials	315,257	—	—	315,257
Total Preferred Stocks	$341,055	$—	$—	$341,055
REITS
Financials	$99,660	$—	$—	$99,660
Total REITS	$99,660	$—	$—	$99,660
Corporate Bonds
Consumer Discretionary	$—	$332,345	$—	$332,345
Financials	—	1,280,094	—	1,280,094
Health Care	—	288,272	—	288,272
Telecommunication Services	—	148,127	—	148,127
Utilities	—	82,514	—	82,514
Total Corporate Bonds	$—	$2,131,352	$—	$2,131,352
Mortgage Backed Securities	$—	$449,783	$—	$449,783
U.S. Treasury Obligations
U.S. Treasury Notes	$—	$1,026,563	$—	$1,026,563
Total U.S. Treasury Obligations	$—	$1,026,563	$—	$1,026,563
Investment Companies (Excluding
Money Market Funds)	$164,047	$—	$—	$164,047
Short-Term Investments
Money Market Funds	$196,346	$—	$—	$196,346
Total Short-Term Investments	$196,346	$—	$—	$196,346
Total Investments	$801,108	$3,607,698	$—	$4,408,806

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2015, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Assets and Liabilities as of October 31, 2015

ASSETS:
Investments in securities, at value (cost $4,530,371)	$4,395,254
Investments in affiliated securities, at value (cost $13,348)	13,552
Total investments in securities (cost $4,543,719)	4,408,806
Dividends and interest receivable	35,100
Receivable for fund shares sold	62
Prepaid expenses and other assets	13,912
Total Assets	4,457,880

LIABILITIES:
Payable for securities purchased	149,916
Payable for fund shares redeemed	3,729
Payable to advisor	2,916
Payable to administrator	825
Payable to auditor	20,258
Accrued distribution fees	4,555
Accrued service fees	161
Accrued trustees fees	2,403
Accrued expenses and other payables	12,577
Total Liabilities	197,340
NET ASSETS	$4,260,540

NET ASSETS CONSIST OF:
Capital stock	$4,346,171
Accumulated net realized gain on investments	49,282
Unrealized net depreciation on investments	(134,913)
Total Net Assets	$4,260,540

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$1,867,466
Shares issued and outstanding	252,257
Net asset value, offering price and redemption price per share	$7.40

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$2,393,074
Shares issued and outstanding	367,419
Net asset value, offering price and redemption price per share	$6.51

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Operations for the year ended October 31, 2015

INVESTMENT INCOME:
Dividend income from unaffiliated securities	$35,295
Dividend income from affiliated securities	172
Interest income	134,536
Total investment income	170,003

EXPENSES:
Investment advisory fees (See Note 5)	39,214
Federal and state registration fees	27,682
Compliance expense	22,186
Audit fees	20,855
Trustees’ fees and expenses	11,256
Reports to shareholders	5,829
Administration, fund accounting, custody and transfer agent fees (See Note 5)	4,929
Distribution fees – Investor Class (See Note 5)	4,647
Sub-transfer agent expenses – Investor Class (See Note 5)	3,523
Sub-transfer agent expenses – Institutional Class (See Note 5)	66
Service fees – Investor Class (See Note 5)	1,608
Legal fees	78
Interest expense (See Note 6)	4
Other expenses	4,331
Total expenses before reimbursement by advisor	146,208
Expense reimbursement by advisor – Investor Class	(16,047)
Expense reimbursement by advisor – Institutional Class	(13,084)
Net expenses	117,077
NET INVESTMENT INCOME	$52,926

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$51,572
Net change in unrealized depreciation on investments	(121,931)
Net loss on investments	(70,359)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,433)

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
OPERATIONS:
Net investment income	$52,926	$141,693
Net realized gain on investments	51,572	70,699
Net change in unrealized depreciation on investments	(121,931)	(120,967)
Net increase (decrease) in net assets
resulting from operations	(17,433)	91,425

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(24,771)	(67,126)
Institutional Class	(30,102)	(76,008)
Net realized gains
Investor Class	(37,403)	(629,457)
Institutional Class	(30,800)	(734,790)
Total distributions	(123,076)	(1,507,381)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	435,393	1,440,996
Proceeds from shares subscribed – Institutional Class	1,039,343	179,145
Dividends reinvested – Investor Class	56,956	616,160
Dividends reinvested – Institutional Class	60,107	796,120
Cost of shares redeemed – Investor Class	(1,369,633)	(1,605,535)
Cost of shares redeemed – Institutional Class	(924,976)	(1,311,742)
Net increase (decrease) in net assets derived
from capital share transactions	(702,810)	115,144
TOTAL DECREASE IN NET ASSETS	(843,319)	(1,300,812)

NET ASSETS:
Beginning of year	5,103,859	6,404,671
End of year	$4,260,540	$5,103,859
Undistributed net investment income, end of year	$—	$—

The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets – Continued

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	58,095	181,144
Shares sold – Institutional Class	157,489	25,191
Shares issued to holders as reinvestment
of dividends – Investor Class	7,586	80,291
Shares issued to holders as reinvestment
of dividends – Institutional Class	9,104	117,695
Shares redeemed – Investor Class	(183,613)	(207,447)
Shares redeemed – Institutional Class	(140,907)	(192,135)
Net increase (decrease) in shares outstanding	(92,246)	4,739

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(2)

(1)	Calculated based on average shares outstanding method.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2015	2014	2013	2012	2011

$7.61	$9.56	$9.97	$9.56	$9.82

0.06	0.17	0.27	0.28	0.35 (1)
(0.10)	(0.06)	(0.23)	0.41	(0.14)
(0.04)	0.11	0.04	0.69	0.21

(0.07)	(0.18)	(0.27)	(0.20)	(0.32)
(0.10)	(1.88)	(0.18)	(0.08)	(0.15)
(0.17)	(2.06)	(0.45)	(0.28)	(0.47)
$7.40	$7.61	$9.56	$9.97	$9.56

(0.50)%	1.41%	0.41%	7.38%	2.35%

$1.87	$2.82	$3.02	$3.57	$4.05

3.16%	2.85%	2.26%	2.12%	2.38%
2.52%	1.30%	1.30%	1.30%	1.30%

0.32%	0.74%	1.70%	2.01%	2.58%
0.96%	2.29%	2.66%	2.83%	3.66%
50%	54%	74%	75%	57%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(2)

(1)	Calculated based on average shares outstanding method.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2015	2014	2013	2012	2011

$6.69	$8.65	$9.06	$8.77	$9.05

0.09	0.16	0.19	0.27	0.34 (1)
(0.09)	(0.06)	(0.13)	0.38	(0.12)
—	0.10	0.06	0.65	0.22

(0.09)	(0.18)	(0.29)	(0.28)	(0.35)
(0.09)	(1.88)	(0.18)	(0.08)	(0.15)
(0.18)	(2.06)	(0.47)	(0.36)	(0.50)
$6.51	$6.69	$8.65	$9.06	$8.77

(0.06)%	1.53%	0.69%	7.63%	2.62%

$2.39	$2.29	$3.38	$33.34	$23.25

2.79%	2.53%	1.67%	1.31%	1.43%
2.25%	1.05%	1.05%	1.05%	1.05%

0.66%	1.06%	2.28%	2.74%	3.54%
1.20%	2.54%	2.90%	3.00%	3.92%
50%	54%	74%	75%	57%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements October 31, 2015

1).  ORGANIZATION

The Hennessy Core Bond Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Core Bond Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund), and holders of the Institutional Class shares of the Predecessor FBR Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund).  The investment objective of the Fund is current income with capital growth as a secondary objective.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

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Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis reporting for the 2015 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$1,947	$(1,946)	$(1)

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid monthly.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for

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securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2015, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

 Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

 The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2015, the Fund did not hold any derivative instruments.

m).
New Accounting Pronouncements – In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11 “Repurchase-to Maturity Transactions, Repurchase Financings, and Disclosures.”  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

HENNESSYFUNDS.COM

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 In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets

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gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., weather-related events) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by

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the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2015 were $1,212,380 and $1,900,439, respectively.

Purchases and sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2015 were $1,163,797 and $1,127,440, respectively.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.80%.  The net investment advisory fees payable by the Fund as of October 31, 2015 were $2,916.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, Financial Counselors, Inc.  The Advisor pays the sub-advisor fees for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Advisor contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, 12b-1 fees, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses) to 1.05% of the Fund’s net assets for both the Investor Class shares and Institutional Class shares of the Fund through February 28, 2015.  The expense limitation agreement for the Fund is no longer in effect.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  The Advisor waived or reimbursed expenses of $29,131 for the Fund during the fiscal year ended October 31, 2015.  As of October 31, 2015, cumulative expenses subject to potential recovery under the aforementioned conditions and year of expiration were as follows:

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	October 31,	October 31,	October 31,
	2016	2017	2018	Total
Investor Class	$36,603	$46,263	$16,047	$98,913
Institutional Class	$74,877	$42,715	$13,084	$130,676

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, effective as of February 28, 2015, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder service fees payable by the Fund as of October 31, 2015 were $161.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, although the Fund has only been using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since March 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2015 were $3,589.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2015 were $4,929.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The

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credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the fiscal year ended October 31, 2015, the Fund had an outstanding average daily balance and a weighted average interest rate of $115 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $42,000.  At October 31, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$4,543,719
Gross tax unrealized appreciation	$62,956
Gross tax unrealized depreciation	(197,869)
Net tax unrealized depreciation	$(134,913)
Undistributed ordinary income	$2,398
Undistributed long-term capital gains	46,884
Total distributable earnings	$49,282
Other accumulated gain	$—
Total accumulated loss	$(85,631)

At October 31, 2015, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2015, the Fund did not defer, on a tax basis, any late year ordinary losses.

The tax character of distributions paid during fiscal year 2015 and fiscal year 2014 for the Fund were as follows:

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
Ordinary income	$54,190	$156,269
Long-term capital gain	68,886	1,351,112
	$123,076	$1,507,381

8).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2015, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 9, 2015, capital gains were declared and paid to shareholders of record as of December 8, 2015 as follows:

	Long-term	Short-term
Investor Class	$0.07244	$0.00371
Institutional Class	$0.06375	$0.00327

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
And the Shareholders of the Hennessy Core Bond Fund
Novato, CA

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hennessy Core Bond Fund (the “Fund”), a series of Hennessy Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Core Bond Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 21, 2015

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Information pertaining to the Trustees and the Officers of the Trust is set forth below.  Such persons serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Name, Year of Birth,			(During Past
and Position Held	Length of	Principal Occupation(s)	Five Years)
with the Trust	Time Served	During Past Five Years	Held by Trustee(1)

Disinterested Trustees

J. Dennis DeSousa (1936)	Since January	Mr. DeSousa is a real estate investor.	Hennessy SPARX
Trustee	1996 for the		Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Robert T. Doyle (1947)	Since January	Mr. Doyle has been the Sheriff of	Hennessy SPARX
Trustee	1996 for the	Marin County, California since 1996.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Gerald P. Richardson (1945)	Since May	Mr. Richardson is an independent	Hennessy SPARX
Trustee	2004 for the	consultant in the securities industry.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Interested Trustee(2)

Neil J. Hennessy (1956)	Since January	Mr. Hennessy has been employed by	Hennessy Advisors,
Trustee, Chairman of	1996 as a Trustee	Hennessy Advisors, Inc., the Funds’	Inc.; Hennessy
the Board, Chief	for the Hennessy	investment advisor, since 1989.	SPARX Funds Trust;
Investment Officer,	Funds and since	He currently serves as President,	Hennessy Mutual
Portfolio Manager,	June 2008 as	Chairman and Chief Executive Officer	Funds, Inc.; and
and President	an Officer of the	of Hennessy Advisors, Inc.	The Hennessy
	Hennessy Funds		Funds, Inc.

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Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Officers

Teresa M. Nilsen (1966)	Since January	Ms. Nilsen has been employed by Hennessy Advisors, Inc.,
Executive Vice President	1996 for the	the Funds’ investment advisor, since 1989. She currently
and Treasurer	Hennessy Funds	serves as Executive Vice President, Chief Operations Officer,
Chief Financial Officer, and Secretary of Hennessy Advisors, Inc.

Daniel B. Steadman (1956)	Since March	Mr. Steadman has been employed by Hennessy Advisors, Inc.,
Executive Vice President	2000 for the	the Funds’ investment advisor, since 2000. He currently serves
and Secretary	Hennessy Funds	as Executive Vice President and Chief Compliance Officer of
Hennessy Advisors, Inc.

Jennifer Cheskiewicz (1977)	Since June	Ms. Cheskiewicz has been employed by Hennessy Advisors,
Senior Vice President and	2013 for the	Inc., the Funds’ investment advisor, since June 2013. She
Chief Compliance Officer	Hennessy Funds	currently serves as General Counsel of Hennessy Advisors, Inc.

She previously served as in-house counsel to Carlson Capital,
L.P., an SEC-registered investment advisor to several private funds from February 2010 to May 2013.

Brian Carlson (1972)	Since December	Mr. Carlson has been employed by Hennessy Advisors, Inc., the
Senior Vice President and	2013 for the	Funds’ investment advisor, since December 2013.
Head of Distribution	Hennessy Funds
Mr. Carlson was previously a co-founder and principal of
Trivium Consultants, LLC from February 2011 through
November 2013.

David Ellison (1958)(3)	Since October	Mr. Ellison has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2012 for the	Small Cap Financial Fund, the Hennessy Large Cap Financial
Portfolio Manager	Hennessy Funds	Fund, and the Hennessy Technology Fund since inception.

Mr. Ellison previously served as Director, CIO and President of
FBR Fund Advisers, Inc. from December 1999 to October 2012.

Brian Peery (1969)	Since March	Mr. Peery has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2003 as an	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	Officer of the	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Hennessy Funds	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	and since	Fund, and the Hennessy Balanced Fund since October 2014.
	February 2011	From February 2011 through September 2014, he served as
	as a Co-Portfolio	Co-Portfolio Manager of the same funds. Mr. Peery has also
	Manager or	served as a Portfolio Manager of the Hennessy Gas Utility Fund
	Portfolio Manager	since February 2015.
for the
	Hennessy Funds	Mr. Peery has been employed by Hennessy Advisors, Inc., the
Funds’ investment advisor, since 2002.

Winsor (Skip) Aylesworth	Since October	Mr. Aylesworth has served as a Portfolio Manager of the
(1947)(3)	2012 for the	Hennessy Gas Utility Fund since 1998 and as a Portfolio
Vice President and	Hennessy Funds	Manager of the Hennessy Technology Fund since inception.
Portfolio Manager
Mr. Aylesworth previously served as Executive Vice President of The FBR Funds from 1999 to October 2012.

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Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Ryan Kelley (1972)(4)	Since March	Mr. Kelley has served as a Portfolio Manager of the Hennessy
Vice President and	2013 for the	Gas Utility Fund, the Hennessy Small Cap Financial Fund, and
Portfolio Manager	Hennessy Funds	the Hennessy Large Cap Financial Fund since October 2014.
From March 2013 through September 2014, he served as a
Co-Portfolio Manager of the same funds. Prior to that,
he was a Portfolio Analyst of the Hennessy Funds.

(1)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI, and HSFT.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2015 –
	May 1, 2015	October 31, 2015	October 31, 2015
Investor Class
Actual	$1,000.00	$ 984.60	$16.41
Hypothetical (5% return before expenses)	$1,000.00	$1,008.67	$16.61

Institutional Class
Actual	$1,000.00	$ 985.90	$14.22
Hypothetical (5% return before expenses)	$1,000.00	$1,010.89	$14.39

(1)
Expenses are equal to the Fund’s annualized expense ratio of 3.28% for Investor Class shares or 2.84% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 2.39%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2015 was 2.39%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 2.84%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

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(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com | 1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2015

HENNESSY GAS UTILITY FUND

Investor Class GASFX

hennessyfunds.com | 1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	16
Report of Independent Registered Public Accounting Firm	24
Trustees and Officers of the Fund	25
Expense Example	28
Proxy Voting	30
Quarterly Filings on Form N-Q	30
Federal Tax Distribution Information	30
Householding	30
Privacy Policy	31

HENNESSY FUNDS	1-800-966-4354

December 2015

Dear Hennessy Funds Shareholder:

As I look back over the year, I am reminded that the U.S. economy has come a long way since the depths of the recession in 2009. The economy has been expanding steadily for almost six years, the unemployment rate has halved, the housing market has been recovering and capital expenditures have been growing.  The financial markets have performed well too, driven largely by strong corporate earnings growth, especially in the early years.  The U.S. market, as measured by the S&P 500 Index, has roughly tripled since the bull market began in 2009, and the Index’s earnings per share have increased 260% over this same time period. For the year ended October 31, 2015, the U.S. equity market performed reasonably well, with the S&P 500 posting another advance of 5.2%. However, behind this headline number, the market experienced a great deal of volatility as investors reacted to falling energy prices, a rise in the U.S. Dollar, pressure on export earnings growth, slower growth in China and, most significantly, the likelihood of a rise in the Fed Funds rate for the first time in nearly a decade – the featured topic of conversation around every office water cooler in the financial world this year.

Investors, reporters and friends often ask me “What’s next?” The market has been in a volatile, sideways correction for over a year now, and throughout this period of volatility, I have consistently advised investors to continue to focus on the long-term fundamentals of the market.

In my view, the fundamentals of the market are in good shape. Despite a stronger U.S. Dollar and its impact on export growth, the economy is still growing steadily. Inflation remains low, so we expect the Federal Reserve, once it does begin to raise short-term interest rates, will not likely raise them by very much. New jobs are being created at what I believe is a healthy rate, and average hourly wages are rising in response to a tighter labor market.  Higher wages and lower gasoline prices are helping to keep consumer confidence positive.

Notwithstanding what I view as a relatively solid economic environment, however, I think investor sentiment remains restrained. The same factors that contributed to the market volatility this past year are still troubling investors today: the slowdown in the Chinese economy, slower earnings growth here in the U.S., and, of course, the prospect of rising interest rates. As a result of these investor worries, I do not see any solid enthusiasm for the market – no euphoria. Universal optimism about the market often coincides with a peak in stock prices and this absence of euphoria is yet another reason I feel bullish.  And finally, I do not believe stocks are expensive. The Dow Jones Industrial Average and the S&P 500 Index have forward PE (price-to-earnings) ratios of approximately 16x and 17x, respectively, close to long-term averages. In my view, these fundamentals taken together signal a continuation of the bull market that began six years ago.

A final positive note: I still do not believe that investors have fully returned to investing in U.S. equities. Assets in domestic equity funds have now reached parity with fixed income/money market funds, with $6.2 trillion in each.  I believe that fixed income investments will continue to trickle into equities, which should have a positive effect on the market.

HENNESSYFUNDS.COM

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Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and the S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Price to earnings (“PE”) is the market price per share divided by earnings per share. Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. It serves as an indicator of a company’s profitability.

HENNESSY FUNDS	1-800-966-4354

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2015

	One	Five	Ten
	Year	Years	Years
Hennessy Gas Utility Fund –
Investor Class (GASFX)	-6.59%	14.10%	10.27%
AGA Stock Index*	-5.84%	14.58%	11.00%
S&P 500 Index	5.20%	14.33%	7.85%

Expense ratio: 0.94%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.  Performance for periods prior to October 26, 2012 is that of the FBR Gas Utility Index Fund.

The expense ratio presented is from the most recent prospectus.

*
The AGA Stock Index is a market capitalization-weighted index, adjusted monthly, consisting of member companies of the American Gas Association.  Performance for the AGA Stock Index is provided monthly by the American Gas Association.

PERFORMANCE NARRATIVE

Portfolio Managers Winsor H. (Skip) Aylesworth, Ryan Kelley and Brian Perry

Performance:

For the twelve-month period ended October 31, 2015, the Hennessy Gas Utility Fund returned -6.59%, underperforming the AGA Stock Index* and the S&P 500 Index, which returned -5.84% and 5.20%, for the same period, respectively.

The Fund performed as we expected against the AGA Stock Index for the year ended October 31, 2015, underperforming slightly due to expenses. The Fund underperformed

HENNESSYFUNDS.COM

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the broader market, as measured by the S&P 500 Index, as energy-related stocks fell, driven lower by the year-long decline in the prices of both oil and natural gas. The Fund invests in natural gas distribution companies, whose businesses are largely insulated from movements in oil and natural gas prices. However, this year the market chose to penalize all companies in the Energy sector regardless of their exposure to lower commodity prices.

Portfolio Strategy:

The Fund’s investment objective is to provide investors with the return of the AGA Stock Index less expenses. The AGA Stock Index is comprised of publicly-traded members of the American Gas Association (AGA), a national trade association of natural gas distribution companies. The investment thesis of the Fund centers on the presence of abundant natural gas supplies here in the U.S. keeping natural gas prices low and stable. Low prices, in turn, lead to steady growth in demand for and consumption of natural gas, which should drive growth in revenues for the natural gas distribution companies owned by the Fund. Natural gas is deemed the most environmentally friendly of all the fossil fuels, which is also helping drive growth in demand, especially within the power generation industry.

For the twelve-month period ended October 31, 2015, there were five changes to the composition of the AGA Stock Index. Three occurred in the first six months of the period and were covered in the semi-annual report.  Two happened later in the period. One change involved the acquisition of Integrys Energy Group, Inc. by Wisconsin Energy Corporation, both Fund holdings.  The resultant company, WEC Energy Group, Inc., continues to be owned in the Fund and has approximately a 2.7% weighting in the portfolio. The other change during the period involved NiSource, Inc., which spun off its interstate pipeline assets to form the Columbia Pipeline Group, Inc. Both firms remain in the AGA Stock Index, and therefore the Fund, with weights in the portfolio of 1.7% and 3.6%, respectively. After many years of minor changes, the AGA Stock Index composition and hence the Fund’s holdings changed more significantly this year. Based on transactions announced but not yet closed, we expect another active year of change in the AGA Stock Index and in Fund composition in 2016.

Investment Outlook:

Despite the sharp declines in the oil and natural gas prices over the last twelve months and related volatility in stock prices, we believe the thesis of the Fund remains firmly intact. Low prices and the attractive environmental characteristics of natural gas should likely continue to drive demand growth, which, we believe may drive long term revenue and profit growth for the distribution companies in the Fund.

*
The AGA Stock Index is a market capitalization-weighted index, consisting of member companies of the American Gas Association.  Performance for the AGA Stock Index is provided monthly by the American Gas Association.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. Investments in foreign securities may involve political, economic and currency risks, greater volatility and differences in accounting methods. Investments are focused in the natural gas distribution and transmission industry; sector funds may be subject to a higher degree of market risk.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Schedule of Investments as of October 31, 2015

HENNESSY GAS UTILITY FUND

(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Spectra Energy Corp.	4.96%
Sempra Energy	4.96%
Cheniere Energy, Inc.	4.93%
The Williams Companies, Inc.	4.92%
National Grid PLC	4.90%
TransCanada Corp.	4.88%
Kinder Morgan, Inc.	4.83%
Dominion Resources, Inc.	4.82%
Enbridge, Inc.	4.66%
Columbia Pipeline Group, Inc.	3.64%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 98.09%	Number		% of
	of Shares	Value	Net Assets
Energy – 34.15%
Cheniere Energy, Inc. (a)	1,642,617	$81,342,394	4.93%
Columbia Pipeline Group, Inc.	2,892,582	60,078,928	3.64%
Enbridge, Inc. (b)	1,800,821	76,877,048	4.66%
EQT Corp.	331,732	21,917,533	1.33%
Kinder Morgan, Inc.	2,912,725	79,663,029	4.83%
Spectra Energy Corp.	2,864,415	81,836,337	4.96%
The Williams Companies, Inc.	2,055,057	81,051,448	4.92%
TransCanada Corp. (b)	2,393,427	80,395,213	4.88%
		563,161,930	34.15%

Financials – 0.44%
Berkshire Hathaway, Inc., Class A (a)	36	7,365,456	0.44%

Utilities – 63.50%
AGL Resources, Inc.	931,730	58,233,125	3.53%
ALLETE, Inc.	3,150	158,161	0.01%
Alliant Energy Corp.	81,904	4,833,974	0.29%
Ameren Corp.	200,490	8,757,403	0.53%
Atmos Energy Corp.	913,288	57,537,144	3.49%
Avista Corp.	106,472	3,604,077	0.22%
Black Hills Corp.	87,959	4,026,763	0.24%
Centerpoint Energy, Inc.	946,226	17,552,492	1.06%
Chesapeake Utilities Corp.	115,108	6,009,789	0.36%
CMS Energy Corp.	765,148	27,598,888	1.67%
Consolidated Edison, Inc.	442,786	29,113,180	1.77%
Corning Natural Gas Holding Corp.	24,767	414,847	0.03%
Delta Natural Gas Company, Inc.	68,788	1,405,339	0.09%
Dominion Resources, Inc.	1,112,446	79,462,018	4.82%
DTE Energy Co.	301,454	24,595,632	1.49%
Duke Energy Corp.	138,837	9,922,680	0.60%
Entergy Corp.	12,900	879,264	0.05%
Eversource Energy	289,975	14,771,327	0.90%
Exelon Corp.	422,131	11,785,898	0.72%
Gas Natural, Inc.	61,498	542,412	0.03%
Iberdrola SA – ADR (b)	423,629	12,081,899	0.73%
MDU Resources Group, Inc.	703,407	13,266,256	0.80%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Utilities (Continued)
MGE Energy, Inc.	58,554	$2,416,524	0.15%
National Fuel Gas Co.	369,424	19,405,843	1.18%
National Grid PLC – ADR (b)	1,128,318	80,787,569	4.90%
New Jersey Resources Corp.	538,884	17,071,845	1.04%
NiSource, Inc.	1,455,131	27,880,310	1.69%
Northwest Natural Gas Co.	255,951	12,226,779	0.74%
Northwestern Corp.	135,698	7,353,475	0.45%
One Gas, Inc.	473,125	23,107,425	1.40%
Pepco Holdings, Inc.	79,404	2,114,529	0.13%
PG&E Corp.	1,094,299	58,435,567	3.54%
Piedmont Natural Gas Company, Inc.	668,361	38,303,769	2.32%
PPL Corp.	534,719	18,394,334	1.12%
Public Service Enterprise Group, Inc.	784,790	32,403,979	1.97%
Questar Corp.	1,192,926	24,633,922	1.49%
RGC Resources, Inc.	46,680	970,944	0.06%
SCANA Corp.	195,966	11,605,107	0.70%
Sempra Energy	798,340	81,757,999	4.96%
South Jersey Industries, Inc.	419,671	11,125,478	0.67%
Southwest Gas Corp.	387,645	23,824,662	1.44%
TECO Energy, Inc.	560,551	15,134,877	0.92%
The Empire District Electric Co.	21,075	475,241	0.03%
The Laclede Group, Inc.	354,408	20,757,677	1.26%
UGI Corp.	340,402	12,482,541	0.76%
UIL Holdings Corp.	216,368	11,032,604	0.67%
Unitil Corp.	78,771	2,794,007	0.17%
Vectren Corp.	382,228	17,379,907	1.05%
WEC Energy Group, Inc.	864,090	44,552,480	2.70%
WGL Holdings, Inc.	376,992	23,460,212	1.42%
Xcel Energy, Inc.	526,899	18,773,411	1.14%
		1,047,215,585	63.50%

Total Common Stocks
(Cost $1,252,358,503)		1,617,742,971	98.09%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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PARTNERSHIPS – 0.98%	Number		% of
	of Shares	Value	Net Assets
Energy – 0.98%
Plains GP Holdings LP	1,037,777	$16,137,432	0.98%

Total Partnerships
(Cost $27,331,576)		16,137,432	0.98%

SHORT-TERM INVESTMENTS – 0.86%

Money Market Funds – 0.86%
Fidelity Government Portfolio –
Institutional Class, 0.01% (c)	14,138,940	14,138,940	0.86%

Total Short-Term Investments
(Cost $14,138,940)		14,138,940	0.86%

Total Investments
(Cost $1,293,829,019) – 99.93%		1,648,019,343	99.93%
Other Assets in
Excess of Liabilities – 0.07%		1,186,702	0.07%
TOTAL NET ASSETS – 100.00%		$1,649,206,045	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of October 31, 2015.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Summary of Fair Value Exposure at October 31, 2015
The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2015 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Energy	$563,161,930	$—	$—	$563,161,930
Financials	7,365,456	—	—	7,365,456
Utilities	1,047,215,585	—	—	1,047,215,585
Total Common Stocks	$1,617,742,971	$—	$—	$1,617,742,971
Partnerships
Energy	$16,137,432	$—	$—	$16,137,432
Total Partnerships	$16,137,432	$—	$—	$16,137,432
Short-Term Investments
Money Market Funds	$14,138,940	$—	$—	$14,138,940
Total Short-Term Investments	$14,138,940	$—	$—	$14,138,940
Total Investments	$1,648,019,343	$—	$—	$1,648,019,343

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2015, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Financial Statements
Statement of Assets and Liabilities as of October 31, 2015

ASSETS:
Investments in securities, at value (cost $1,293,829,019)	$1,648,019,343
Dividends and interest receivable	2,625,328
Receivable for fund shares sold	619,912
Receivable for securities sold	6,267,872
Prepaid expenses and other assets	77,331
Total Assets	1,657,609,786

LIABILITIES:
Payable for securities purchased	4,759,488
Payable for fund shares redeemed	1,573,733
Payable to advisor	565,789
Payable to administrator	272,223
Payable to auditor	20,299
Accrued distribution fees	552,105
Accrued service fees	141,447
Accrued trustees fees	2,398
Accrued expenses and other payables	516,259
Total Liabilities	8,403,741
NET ASSETS	$1,649,206,045

NET ASSETS CONSIST OF:
Capital stock	$1,302,520,891
Accumulated net investment income	3,171,307
Accumulated net realized loss on investments	(10,676,477)
Unrealized net appreciation on investments	354,190,324
Total Net Assets	$1,649,206,045

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$1,649,206,045
Shares issued and outstanding	59,566,272
Net asset value, offering price and redemption price per share	$27.69

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Statement of Operations for the year ended October 31, 2015

INVESTMENT INCOME:
Dividend income(1)	$66,800,950
Interest income	1,522
Total investment income	66,802,472

EXPENSES:
Investment advisory fees (See Note 5)	8,195,957
Sub-transfer agent expenses – Investor Class (See Note 5)	4,289,552
Administration, fund accounting, custody and transfer agent fees (See Note 5)	2,029,869
Distribution fees – Investor Class (See Note 5)	1,951,249
Service fees – Investor Class (See Note 5)	1,300,833
Reports to shareholders	172,698
Federal and state registration fees	47,163
Legal fees	34,998
Interest expense (See Note 6)	24,730
Compliance expense	22,186
Audit fees	20,898
Trustees’ fees and expenses	19,926
Other expenses	951,478
Total expenses	19,061,537
NET INVESTMENT INCOME	$47,740,935

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$34,577,557
Net realized loss on foreign currency	(115,422)
Net change in unrealized depreciation on investments	(223,791,585)
Net loss on investments	(189,329,450)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(141,588,515)

(1)	Net of foreign taxes withheld and issuance fees of $1,171,412.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Financial Statements
Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
OPERATIONS:
Net investment income	$47,740,935	$38,250,537
Net realized gain on securities	34,462,135	47,518,015
Net change in unrealized appreciation (depreciation)
on securities	(223,791,585)	248,176,790
Net increase (decrease) in net assets
resulting from operations	(141,588,515)	333,945,342

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	(48,567,636)	(36,086,377)
Net realized gains – Investor Class	(66,085,456)	(27,515,134)
Total distributions	(114,653,092)	(63,601,511)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	442,529,547	1,127,467,551
Dividends reinvested – Investor Class	108,194,311	60,140,074
Cost of shares redeemed – Investor Class	(900,257,726)	(385,760,784	)(1)
Net increase (decrease) in net assets derived
from capital share transactions	(349,533,868)	801,846,841
TOTAL INCREASE (DECREASE) IN NET ASSETS	(605,775,475)	1,072,190,672

NET ASSETS:
Beginning of year	2,254,981,520	1,182,790,848
End of year	$1,649,206,045	$2,254,981,520
Undistributed net investment income, end of year	$3,171,307	$953,691

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	14,803,286	38,906,149
Shares issued to holders as reinvestment
of dividends – Investor Class	3,682,284	2,174,333
Shares redeemed – Investor Class	(30,966,426)	(13,350,971)
Net increase (decrease) in shares outstanding	(12,480,856)	27,729,511

(1)	Net of redemption fees of $6,816 related to redemption fees imposed by the FBR Gas Utility Index Fund during a prior year but not received until fiscal year 2014.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Paid-in capital from redemption fees
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2015	2014	2013	2012	2011

$31.30	$26.69	$23.05	$21.21	$17.83

0.69	0.62	0.62	0.58	0.51 (1)
(2.69)	5.18	4.18	1.99	3.59
(2.00)	5.80	4.80	2.57	4.10

(0.70)	(0.59)	(0.61)	(0.58)	(0.51)
(0.91)	(0.60)	(0.55)	(0.16)	(0.21)
(1.61)	(1.19)	(1.16)	(0.74)	(0.72)
—	0.00 (2)	0.00 (2)	0.01	0.00 (2)
$27.69	$31.30	$26.69	$23.05	$21.21

(6.59)%	22.49%	21.70%	12.41%	23.54%

$1,649.21	$2,254.98	$1,182.79	$746.82	$433.78
0.93%	0.77%	0.80%	0.69%	0.71%
2.33%	2.26%	2.56%	2.72%	2.68%
37%	20%	18%	16%	17%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements October 31, 2015

1).  ORGANIZATION

The Hennessy Gas Utility Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  Prior to February 27, 2015, the Fund was known as the Hennessy Gas Utility Index Fund.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Gas Utility Index Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund).  The investment objective of the Fund is income and capital appreciation.  The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis reporting for the 2015 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$3,044,317	$(10,933,220)	$7,888,903

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c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid on a calendar quarter basis.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2015, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

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Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
New Accounting Pronouncements – In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11 “Repurchase-to Maturity Transactions, Repurchase Financings, and Disclosures.”  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in

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markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., weather-related events) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

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Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2015 were $748,499,041 and $1,150,199,582, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2015.

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5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.40%.  The net investment advisory fees payable by the Fund as of October 31, 2015 were $565,789.

The Advisor contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses and, from and after November 1, 2014, 12b-1 fees) to 0.85% of the Fund’s net assets through February 28, 2015.  The expense limitation agreement for the Fund is no longer in effect.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  During the three years ended October 31, 2015, no expenses were waived or reimbursed by the Advisor and therefore no expenses are subject to potential recovery.

The Board has approved a Shareholder Servicing Agreement for the Fund, effective as of February 28, 2015, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund.  Shareholder service fees payable by the Fund as of October 31, 2015 were $141,447.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets. The plan was not implemented, however, until March 1, 2015, and the Fund is currently only using up to 0.15% of its average daily net assets for such purpose.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2015 were $4,289,552.

Membership fees are paid to the American Gas Association (“AGA”), which provides administrative services to the Fund pursuant to an Administrative Services Agreement between the Fund and AGA. These administrative services include overseeing the calculation of the AGA Stock Index. Prior to January 1, 2015, AUS Consultants Utility Services performed the actual computations required to produce the AGA Stock Index and

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received a fee for such calculations pursuant to a contractual arrangement with AGA. As of January 1, 2015, AUS Consultants Utility Services was replaced by Sussex Economic Advisors, LLC.  AGA does not furnish other securities advice to the Fund or the Advisor or make recommendations regarding the purchase or sale of securities by the Fund. Under the terms of an agreement approved by the Board, AGA provides the Advisor with current information regarding the common stock composition of the AGA Stock Index no less than quarterly, but may supply such information more frequently. In addition, AGA provides the Fund with information on the natural gas industry. The Fund pays AGA in its capacity as administrator a fee at an annual rate of 0.04% of the average daily net assets of the Fund.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2015 were $2,029,869.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the fiscal year ended October 31, 2015, the Fund had an outstanding average daily balance and a weighted average interest rate of $689,323 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $16,036,000.  At October 31, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$1,340,351,568
Gross tax unrealized appreciation	$431,871,765
Gross tax unrealized depreciation	(124,203,990)
Net tax unrealized appreciation	$307,667,775
Undistributed ordinary income	$3,171,307
Undistributed long-term capital gains	35,846,072
Total distributable earnings	$39,017,379
Other accumulated gain	$—
Total accumulated gain	$346,685,154

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales and partnership adjustments.

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At October 31, 2015, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2015, the Fund did not defer, on a tax basis, any late year ordinary losses.

The tax character of distributions paid during fiscal year 2015 and fiscal year 2014 for the Fund were as follows:

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
Ordinary income	$90,813,646	$46,037,795
Long-term capital gain	23,839,446	17,563,716
	$114,653,092	$63,601,511

8).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2015, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 9, 2015, capital gains were declared and paid to shareholders of record as of December 8, 2015 as follows:

Long-term
Investor Class	$0.62624

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
And the Shareholders of the Hennessy Gas Utility Fund
Novato, CA

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hennessy Gas Utility Fund (the “Fund”) (formerly Hennessy Gas Utility Index Fund), a series of Hennessy Funds Trust (the “Trust”), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Gas Utility Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 21, 2015

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Information pertaining to the Trustees and the Officers of the Trust is set forth below.  Such persons serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Name, Year of Birth,			(During Past
and Position Held	Length of	Principal Occupation(s)	Five Years)
with the Trust	Time Served	During Past Five Years	Held by Trustee(1)

Disinterested Trustees

J. Dennis DeSousa (1936)	Since January	Mr. DeSousa is a real estate investor.	Hennessy SPARX
Trustee	1996 for the		Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Robert T. Doyle (1947)	Since January	Mr. Doyle has been the Sheriff of	Hennessy SPARX
Trustee	1996 for the	Marin County, California since 1996.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Gerald P. Richardson (1945)	Since May	Mr. Richardson is an independent	Hennessy SPARX
Trustee	2004 for the	consultant in the securities industry.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Interested Trustee(2)

Neil J. Hennessy (1956)	Since January	Mr. Hennessy has been employed by	Hennessy Advisors,
Trustee, Chairman of	1996 as a Trustee	Hennessy Advisors, Inc., the Funds’	Inc.; Hennessy
the Board, Chief	for the Hennessy	investment advisor, since 1989.	SPARX Funds Trust;
Investment Officer,	Funds and since	He currently serves as President,	Hennessy Mutual
Portfolio Manager,	June 2008 as	Chairman and Chief Executive Officer	Funds, Inc.; and
and President	an Officer of the	of Hennessy Advisors, Inc.	The Hennessy
	Hennessy Funds		Funds, Inc.

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Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Officers

Teresa M. Nilsen (1966)	Since January	Ms. Nilsen has been employed by Hennessy Advisors, Inc.,
Executive Vice President	1996 for the	the Funds’ investment advisor, since 1989. She currently
and Treasurer	Hennessy Funds	serves as Executive Vice President, Chief Operations Officer,
Chief Financial Officer, and Secretary of Hennessy Advisors, Inc.

Daniel B. Steadman (1956)	Since March	Mr. Steadman has been employed by Hennessy Advisors, Inc.,
Executive Vice President	2000 for the	the Funds’ investment advisor, since 2000. He currently serves
and Secretary	Hennessy Funds	as Executive Vice President and Chief Compliance Officer of
Hennessy Advisors, Inc.

Jennifer Cheskiewicz (1977)	Since June	Ms. Cheskiewicz has been employed by Hennessy Advisors,
Senior Vice President and	2013 for the	Inc., the Funds’ investment advisor, since June 2013. She
Chief Compliance Officer	Hennessy Funds	currently serves as General Counsel of Hennessy Advisors, Inc.

She previously served as in-house counsel to Carlson Capital,
L.P., an SEC-registered investment advisor to several private funds from February 2010 to May 2013.

Brian Carlson (1972)	Since December	Mr. Carlson has been employed by Hennessy Advisors, Inc., the
Senior Vice President and	2013 for the	Funds’ investment advisor, since December 2013.
Head of Distribution	Hennessy Funds
Mr. Carlson was previously a co-founder and principal of
Trivium Consultants, LLC from February 2011 through
November 2013.

David Ellison (1958)(3)	Since October	Mr. Ellison has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2012 for the	Small Cap Financial Fund, the Hennessy Large Cap Financial
Portfolio Manager	Hennessy Funds	Fund, and the Hennessy Technology Fund since inception.

Mr. Ellison previously served as Director, CIO and President of
FBR Fund Advisers, Inc. from December 1999 to October 2012.

Brian Peery (1969)	Since March	Mr. Peery has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2003 as an	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	Officer of the	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Hennessy Funds	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	and since	Fund, and the Hennessy Balanced Fund since October 2014.
	February 2011	From February 2011 through September 2014, he served as
	as a Co-Portfolio	Co-Portfolio Manager of the same funds. Mr. Peery has also
	Manager or	served as a Portfolio Manager of the Hennessy Gas Utility Fund
	Portfolio Manager	since February 2015.
for the
	Hennessy Funds	Mr. Peery has been employed by Hennessy Advisors, Inc., the
Funds’ investment advisor, since 2002.

Winsor (Skip) Aylesworth	Since October	Mr. Aylesworth has served as a Portfolio Manager of the
(1947)(3)	2012 for the	Hennessy Gas Utility Fund since 1998 and as a Portfolio
Vice President and	Hennessy Funds	Manager of the Hennessy Technology Fund since inception.
Portfolio Manager
Mr. Aylesworth previously served as Executive Vice President of The FBR Funds from 1999 to October 2012.

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Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Ryan Kelley (1972)(4)	Since March	Mr. Kelley has served as a Portfolio Manager of the Hennessy
Vice President and	2013 for the	Gas Utility Fund, the Hennessy Small Cap Financial Fund, and
Portfolio Manager	Hennessy Funds	the Hennessy Large Cap Financial Fund since October 2014.
From March 2013 through September 2014, he served as a
Co-Portfolio Manager of the same funds. Prior to that,
he was a Portfolio Analyst of the Hennessy Funds.

(1)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI, and HSFT.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2015 –
	May 1, 2015	October 31, 2015	October 31, 2015
Investor Class
Actual	$1,000.00	$ 932.00	$5.06
Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.30

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 83.89%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2015 was 78.02%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 46.09%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com | 1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2015

HENNESSY SMALL CAP
FINANCIAL FUND

Investor Class  HSFNX
Institutional Class  HISFX

hennessyfunds.com | 1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting	32
Quarterly Filings on Form N-Q	32
Householding	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2015

Dear Hennessy Funds Shareholder:

As I look back over the year, I am reminded that the U.S. economy has come a long way since the depths of the recession in 2009. The economy has been expanding steadily for almost six years, the unemployment rate has halved, the housing market has been recovering and capital expenditures have been growing.  The financial markets have performed well too, driven largely by strong corporate earnings growth, especially in the early years.  The U.S. market, as measured by the S&P 500 Index, has roughly tripled since the bull market began in 2009, and the Index’s earnings per share have increased 260% over this same time period. For the year ended October 31, 2015, the U.S. equity market performed reasonably well, with the S&P 500 posting another advance of 5.2%. However, behind this headline number, the market experienced a great deal of volatility as investors reacted to falling energy prices, a rise in the U.S. Dollar, pressure on export earnings growth, slower growth in China and, most significantly, the likelihood of a rise in the Fed Funds rate for the first time in nearly a decade – the featured topic of conversation around every office water cooler in the financial world this year.

Investors, reporters and friends often ask me “What’s next?” The market has been in a volatile, sideways correction for over a year now, and throughout this period of volatility, I have consistently advised investors to continue to focus on the long-term fundamentals of the market.

In my view, the fundamentals of the market are in good shape. Despite a stronger U.S. Dollar and its impact on export growth, the economy is still growing steadily. Inflation remains low, so we expect the Federal Reserve, once it does begin to raise short-term interest rates, will not likely raise them by very much. New jobs are being created at what I believe is a healthy rate, and average hourly wages are rising in response to a tighter labor market.  Higher wages and lower gasoline prices are helping to keep consumer confidence positive.

Notwithstanding what I view as a relatively solid economic environment, however, I think investor sentiment remains restrained. The same factors that contributed to the market volatility this past year are still troubling investors today: the slowdown in the Chinese economy, slower earnings growth here in the U.S., and, of course, the prospect of rising interest rates. As a result of these investor worries, I do not see any solid enthusiasm for the market – no euphoria. Universal optimism about the market often coincides with a peak in stock prices and this absence of euphoria is yet another reason I feel bullish.  And finally, I do not believe stocks are expensive. The Dow Jones Industrial Average and the S&P 500 Index have forward PE (price-to-earnings) ratios of approximately 16x and 17x, respectively, close to long-term averages. In my view, these fundamentals taken together signal a continuation of the bull market that began six years ago.

A final positive note: I still do not believe that investors have fully returned to investing in U.S. equities. Assets in domestic equity funds have now reached parity with fixed income/money market funds, with $6.2 trillion in each.  I believe that fixed income investments will continue to trickle into equities, which should have a positive effect on the market.

HENNESSYFUNDS.COM

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Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and the S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Price to earnings (“PE”) is the market price per share divided by earnings per share. Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. It serves as an indicator of a company’s profitability.

HENNESSY FUNDS	1-800-966-4354

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2015

	One	Five	Ten
	Year	Years	Years
Hennessy Small Cap Financial Fund –
Investor Class (HSFNX)	14.51%	10.98%	5.70%
Hennessy Small Cap Financial Fund –
Institutional Class (HISFX)(1)	14.91%	11.27%	5.92%
Russell 2000® Financial
Services Index	4.31%	13.45%	4.76%
Russell 2000® Index	0.34%	12.06%	7.47%

Expense ratios: 1.49% (Investor Class); 1.12% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.  Performance for periods prior to October 26, 2012 is that of the FBR Small Cap Financial Fund.

The expense ratios presented are from the most recent prospectus.

(1)
The inception date of Institutional Class shares is May 30, 2008.  Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

PERFORMANCE NARRATIVE

Portfolio Managers David H. Ellison and Ryan Kelley

Performance:

For the twelve-month period ended October 31, 2015, the Investor Class of the Hennessy Small Cap Financial Fund returned 14.51%, significantly outperforming the Russell 2000® Financial Services Index and the Russell 2000® Index, which returned 4.31% and 0.34% for the same period, respectively.

HENNESSYFUNDS.COM
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The Fund’s outperformance versus its benchmark index over the year ended October 31, 2015 was principally due to the Fund’s overweight position in small and mid-cap banks and thrifts, which outperformed the broader Financial sector during the time period due to rising expectations of a move from the Federal Reserve to increase interest rates. Specific positions that contributed most strongly to the Fund’s positive performance included Hingham Institution for Savings, BankUnited, Inc. and Astoria Financial Corporation. The Fund continues to own these three companies. Companies with the weakest performance contributions to the Fund during the twelve-month period were life insurance, mortgage finance and debt management companies. Specific positions that underperformed included Genworth Financial, Inc., Stonegate Mortgage Corporation and Encore Capital Group, Inc. The Fund no longer holds these three companies.

Portfolio Strategy:

Traditionally, the Fund does not seek to diversify its investments across all the different sub-industries of the financial services sector. Rather, the Fund tilts its investments more heavily toward regional banks, thrifts and mortgage finance companies. Within these preferred sub-industries, we seek companies with what we believe are high-quality management teams, uncomplicated business models and sustainable earnings growth opportunities. Moreover, the Fund seeks companies expected to do well now, in the current environment, rather than those that appear to promise to increase profitability when interest rates rise or loan demand surges.

Investment Outlook:

Small and mid-cap banks and thrifts have performed well over the last twelve months. After half a decade of credit troubles, costly regulatory mandates, low rates pressuring lending margins and a sluggish economic recovery, headwinds appear to be abating. Liquidity, capital, credit, reserves, book value and earnings all improved this year and we believe industry fundamentals will continue to improve in the coming year. A major catalyst for the outperformance of smaller banks this fiscal year was the prospect of higher interest rates, and we believe the industry will indeed see improved lending margins if short term rates rise as expected in the coming year.

We believe the structure and condition of the financial system in the U.S. today is one of the best we have seen in quite some time and that the outlook for stocks in the Financial sector is bright.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell 2000® Financial Services Index is an unmanaged index commonly used to measure the performance of U.S. small-capitalization financial sector stocks. The Russell 2000® Index is an unmanaged index commonly used to measure the performance of U.S. small-capitalization stocks. One cannot invest directly in an index.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. Investments are focused in the financial services industry; sector funds may be subject to a higher degree of market risk. The Fund invests in smaller companies, which may have more limited liquidity and greater volatility compared to larger companies.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance. Book value is the net asset value of a company, calculated by total assets minus liabilities.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Schedule of Investments as of October 31, 2015

HENNESSY SMALL CAP FINANCIAL FUND

(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Hingham Institution for Savings	4.33%
WSFS Financial Corp.	4.29%
Washington Federal, Inc.	4.18%
Flushing Financial Corp.	4.13%
Independent Bank Corp.	4.11%
Provident Financial Services, Inc.	4.03%
BankUnited, Inc.	4.03%
Banner Corp.	3.96%
Clifton Bancorp, Inc.	3.88%
Investors Bancorp, Inc.	3.84%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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6

COMMON STOCKS – 93.98%	Number		% of
	of Shares	Value	Net Assets
Financials – 93.98%
1st Source Corp.	100,000	$3,176,000	1.30%
Associated Banc-Corp.	175,000	3,384,500	1.38%
Astoria Financial Corp.	545,000	8,698,200	3.56%
BankUnited, Inc.	265,000	9,852,700	4.03%
Banner Corp.	197,500	9,691,325	3.96%
Beneficial Bancorp, Inc. (a)	190,000	2,635,300	1.08%
Berkshire Hills Bancorp, Inc.	140,000	4,004,000	1.64%
Brookline Bancorp, Inc.	330,000	3,745,500	1.53%
Capital Bank Financial Corp. (a)	170,000	5,491,000	2.25%
Clifton Bancorp, Inc.	650,000	9,477,000	3.88%
Cullen/Frost Bankers, Inc.	55,000	3,764,200	1.54%
Customers Bancorp, Inc. (a)	190,000	5,225,000	2.14%
First Connecticut Bancorp, Inc.	175,000	3,041,500	1.24%
First Niagara Financial Group, Inc.	375,000	3,881,250	1.59%
Flushing Financial Corp.	480,000	10,099,200	4.13%
Fulton Financial Corp.	265,000	3,556,300	1.45%
Hingham Institution for Savings	83,000	10,575,030	4.33%
IBERIABANK Corp.	45,000	2,728,350	1.12%
Independent Bank Corp.	215,000	10,049,100	4.11%
Investors Bancorp, Inc.	750,000	9,382,500	3.84%
Kearny Financial Corp. of Maryland	770,000	9,201,500	3.76%
Meridian Bancorp, Inc.	325,000	4,563,000	1.87%
OceanFirst Financial Corp.	287,500	5,307,250	2.17%
PacWest Bancorp	140,000	6,305,600	2.58%
Provident Financial Services, Inc.	485,000	9,855,200	4.03%
Servisfirst Bancshares, Inc.	167,091	7,081,316	2.90%
Synovus Financial Corp.	295,000	9,330,850	3.82%
Umpqua Holdings Corp.	245,000	4,091,500	1.67%
Union Bankshares Corp.	95,000	2,379,750	0.97%
United Financial Bancorp, Inc.	390,000	5,062,200	2.07%
Washington Federal, Inc.	410,000	10,225,400	4.18%
Webster Financial Corp.	185,000	6,863,500	2.81%
Western Alliance Bancorp (a)	80,000	2,860,000	1.17%
Wilshire Bancorp, Inc.	240,000	2,565,600	1.05%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Wintrust Financial Corp.	168,500	$8,507,565	3.48%
WSFS Financial Corp.	330,000	10,484,100	4.29%
Yadkin Financial Corp.	110,000	2,590,500	1.06%

Total Common Stocks
(Cost $185,819,243)		229,732,786	93.98%

SHORT-TERM INVESTMENTS – 7.20%

Money Market Funds – 7.20%
Federated Government Obligations Fund – Class I, 0.01% (b)	5,201,717	5,201,717	2.13%
Fidelity Government Portfolio – Institutional Class, 0.01% (b)	12,395,000	12,395,000	5.07%
		17,596,717	7.20%

Total Short-Term Investments
(Cost $17,596,717)		17,596,717	7.20%

Total Investments
(Cost $203,415,960) – 101.18%		247,329,503	101.18%
Liabilities in Excess
of Other Assets – (1.18)%		(2,883,146)	(1.18)%
TOTAL NET ASSETS – 100.00%		$244,446,357	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of October 31, 2015.

Summary of Fair Value Exposure at October 31, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2015 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$229,732,786	$—	$—	$229,732,786
Total Common Stocks	$229,732,786	$—	$—	$229,732,786
Short-Term Investments
Money Market Funds	$17,596,717	$—	$—	$17,596,717
Total Short-Term Investments	$17,596,717	$—	$—	$17,596,717
Total Investments	$247,329,503	$—	$—	$247,329,503

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2015, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

8

Financial Statements

Statement of Assets and Liabilities as of October 31, 2015

ASSETS:
Investments in securities, at value (cost $203,415,960)	$247,329,503
Dividends and interest receivable	119,344
Receivable for fund shares sold	1,414,745
Prepaid expenses and other assets	17,426
Total Assets	248,881,018

LIABILITIES:
Payable for securities purchased	4,071,246
Payable for fund shares redeemed	9,412
Payable to advisor	175,604
Payable to administrator	34,665
Payable to auditor	20,300
Accrued distribution fees	44,554
Accrued service fees	17,399
Accrued trustees fees	2,391
Accrued expenses and other payables	59,090
Total Liabilities	4,434,661
NET ASSETS	$244,446,357

NET ASSETS CONSIST OF:
Capital stock	$183,220,203
Accumulated net realized gain on investments	17,312,611
Unrealized net appreciation on investments	43,913,543
Total Net Assets	$244,446,357

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$218,504,146
Shares issued and outstanding	9,175,819
Net asset value, offering price and redemption price per share	$23.81

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$25,942,211
Shares issued and outstanding	1,802,199
Net asset value, offering price and redemption price per share	$14.39

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Statement of Operations for the year ended October 31, 2015

INVESTMENT INCOME:
Dividend income	$3,381,492
Interest income	648
Total investment income	3,382,140

EXPENSES:
Investment advisory fees (See Note 5)	1,829,124
Sub-transfer agent expenses – Investor Class (See Note 5)	340,793
Sub-transfer agent expenses – Institutional Class (See Note 5)	23,713
Distribution fees – Investor Class (See Note 5)	331,503
Administration, fund accounting, custody and transfer agent fees (See Note 5)	198,503
Service fees – Investor Class (See Note 5)	122,244
Federal and state registration fees	32,478
Compliance expense	22,186
Audit fees	20,898
Reports to shareholders	14,723
Trustees’ fees and expenses	11,833
Interest expense (See Note 6)	4,198
Legal fees	2,500
Other expenses	18,504
Total expenses	2,973,200
NET INVESTMENT INCOME	$408,940

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$18,278,191
Net change in unrealized appreciation on investments	8,241,257
Net gain on investments	26,519,448
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,928,388

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
OPERATIONS:
Net investment income (loss)	$408,940	$(825,377)
Net realized gain on investments	18,278,191	34,099,662
Net change in unrealized appreciation (depreciation)
on investments	8,241,257	(28,573,406)
Net increase in net assets resulting from operations	26,928,388	4,700,879

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	—	(583,882)
Institutional Class	—	(611,323)
Net realized gains
Investor Class	(25,724,771)	(15,192,379)
Institutional Class	(5,914,515)	(6,931,392)
Total distributions	(31,639,286)	(23,318,976)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	54,313,216	28,573,914
Proceeds from shares subscribed – Institutional Class	13,953,486	6,485,452
Dividends reinvested – Investor Class	25,337,010	15,450,637
Dividends reinvested – Institutional Class	3,720,941	3,238,127
Cost of shares redeemed – Investor Class	(53,885,643)	(81,963,023	)(1)
Cost of shares redeemed – Institutional Class	(29,606,425)	(30,064,869)
Net increase (decrease) in net assets derived
from capital share transactions	13,832,585	(58,279,762)
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,121,687	(76,897,859)

NET ASSETS:
Beginning of year	235,324,670	312,222,529
End of year	$244,446,357	$235,324,670
Accumulated net investment loss, end of year	$—	$(483,665)

(1)	Net of redemption fees of $12,269 related to redemption fees imposed by the FBR Small Cap Financial Fund during a prior year but not received until the fiscal year ended October 31, 2014.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Statements of Changes in Net Assets – Continued

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	2,361,827	1,158,040
Shares sold – Institutional Class	1,012,204	438,519
Shares issued to holders as reinvestment
of dividends – Investor Class	1,216,371	624,580
Shares issued to holders as reinvestment
of dividends – Institutional Class	296,489	216,313
Shares redeemed – Investor Class	(2,404,812)	(3,361,999)
Shares redeemed – Institutional Class	(2,412,721)	(2,059,169)
Net increase (decrease) in shares outstanding	69,358	(2,983,716)

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year
Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Paid-in capital from redemption fees
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(3)

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2015	2014	2013	2012	2011

$24.13	$25.40	$19.54	$16.48	$18.11

0.03 (1)	(0.10)	0.10	0.11	0.21 (1)
2.99	0.49	5.88	3.24	(1.66)
3.02	0.39	5.98	3.35	(1.45)

—	(0.06)	(0.12)	(0.29)	(0.06)
(3.34)	(1.60)	—	—	(0.13)
(3.34)	(1.66)	(0.12)	(0.29)	(0.19)
—	0.00 (2)	0.00 (2)	0.00 (2)	0.01
$23.81	$24.13	$25.40	$19.54	$16.48

14.51%	1.40%	30.80%	20.65%	(8.12)%

$218.50	$193.09	$243.42	$167.20	$154.21
1.50%	1.44%	1.46%	1.45%	1.52%
0.17%	(0.36)%	0.48%	0.56%	0.81%
49%	47%	57%	43%	70%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated based on average shares outstanding method.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2015	2014	2013	2012	2011

$14.53	$15.96	$12.34	$10.55	$11.70

0.06 (1)	(0.09)	0.14	0.16	0.19 (1)
1.81	0.40	3.66	1.98	(1.09)
1.87	0.31	3.80	2.14	(0.90)

—	(0.14)	(0.18)	(0.35)	(0.12)
(2.01)	(1.60)	—	—	(0.13)
(2.01)	(1.74)	(0.18)	0.35	(0.25)
$14.39	$14.53	$15.96	$12.34	$10.55

14.91%	1.70%	31.18%	20.95%	(8.00)%

$25.94	$42.23	$68.80	$43.79	$19.89
1.17%	1.12%	1.15%	1.25%	1.34%
0.48%	(0.04)%	0.74%	0.72%	1.00%
49%	47%	57%	43%	70%

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Financial Statements
Notes to the Financial Statements October 31, 2015

1).  ORGANIZATION

The Hennessy Small Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Small Cap Financial Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund), and holders of the Institutional Class shares of the Predecessor FBR Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund). The investment objective of the Fund is capital appreciation.  The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

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Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis reporting for the 2015 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$74,725	$11,450	$(86,175)

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

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i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2015, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

 Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

 The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2015, the Fund did not hold any derivative instruments.

m).
New Accounting Pronouncements – In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11 “Repurchase-to Maturity Transactions, Repurchase Financings, and Disclosures.”  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions

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that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily

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available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., weather-related events) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

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The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2015 were $96,570,966 and $117,067,033, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.90%.  The net investment advisory fees payable by the Fund as of October 31, 2015 were $175,604.

The Advisor contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses and, from and after November 1, 2014, 12b-1 fees) to 1.95% and 1.70% of the Fund’s net assets for the Investor Class shares and Institutional Class shares of the Fund, respectively, through February 28, 2015.  The expense limitation agreement for the Fund is no longer in effect.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  During the three years ended

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October 31, 2015, no expenses were waived or reimbursed by the Advisor and therefore no expenses are subject to potential recovery.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, effective as of February 28, 2015, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder service fees payable by the Fund as of October 31, 2015 were $17,399.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, although the Fund has only been using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since March 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2015 were $364,506.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2015 were $198,503.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the

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Fund’s assets (as to its own borrowings only). During the fiscal year ended October 31, 2015, the Fund had an outstanding average daily balance and a weighted average interest rate of $147,044 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $5,795,000.  At October 31, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$203,653,547
Gross tax unrealized appreciation	$44,784,928
Gross tax unrealized depreciation	(1,108,972)
Net tax unrealized appreciation	$43,675,956
Undistributed ordinary income	$1,736,875
Undistributed long-term capital gains	15,813,323
Total distributable earnings	$17,550,198
Other accumulated loss	$—
Total accumulated gain	$61,226,154

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2015, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2015, the Fund did not defer, on a tax basis, any late year ordinary losses.

The tax character of distributions paid during fiscal year 2015 and fiscal year 2014 for the Fund were as follows:

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
Ordinary income	$—	$2,893,627
Long-term capital gain	31,639,286	20,425,349
	$31,639,286	$23,318,976

8).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2015, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 9, 2015, capital gains were declared and paid to shareholders of record as of December 8, 2015 as follows:

	Long-term	Short-term
Investor Class	$1.44849	$0.15543
Institutional Class	$0.86773	$0.09311

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
And the Shareholders of the Hennessy Small Cap Financial Fund
Novato, CA

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hennessy Small Cap Financial Fund (the “Fund”), a series of Hennessy Funds Trust (the “Trust”), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Small Cap Financial Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 21, 2015

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Information pertaining to the Trustees and the Officers of the Trust is set forth below.  Such persons serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Name, Year of Birth,			(During Past
and Position Held	Length of	Principal Occupation(s)	Five Years)
with the Trust	Time Served	During Past Five Years	Held by Trustee(1)

Disinterested Trustees

J. Dennis DeSousa (1936)	Since January	Mr. DeSousa is a real estate investor.	Hennessy SPARX
Trustee	1996 for the		Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Robert T. Doyle (1947)	Since January	Mr. Doyle has been the Sheriff of	Hennessy SPARX
Trustee	1996 for the	Marin County, California since 1996.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Gerald P. Richardson (1945)	Since May	Mr. Richardson is an independent	Hennessy SPARX
Trustee	2004 for the	consultant in the securities industry.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Interested Trustee(2)

Neil J. Hennessy (1956)	Since January	Mr. Hennessy has been employed by	Hennessy Advisors,
Trustee, Chairman of	1996 as a Trustee	Hennessy Advisors, Inc., the Funds’	Inc.; Hennessy
the Board, Chief	for the Hennessy	investment advisor, since 1989.	SPARX Funds Trust;
Investment Officer,	Funds and since	He currently serves as President,	Hennessy Mutual
Portfolio Manager,	June 2008 as	Chairman and Chief Executive Officer	Funds, Inc.; and
and President	an Officer of the	of Hennessy Advisors, Inc.	The Hennessy
	Hennessy Funds		Funds, Inc.

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Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Officers

Teresa M. Nilsen (1966)	Since January	Ms. Nilsen has been employed by Hennessy Advisors, Inc.,
Executive Vice President	1996 for the	the Funds’ investment advisor, since 1989. She currently
and Treasurer	Hennessy Funds	serves as Executive Vice President, Chief Operations Officer,
Chief Financial Officer, and Secretary of Hennessy Advisors, Inc.

Daniel B. Steadman (1956)	Since March	Mr. Steadman has been employed by Hennessy Advisors, Inc.,
Executive Vice President	2000 for the	the Funds’ investment advisor, since 2000. He currently serves
and Secretary	Hennessy Funds	as Executive Vice President and Chief Compliance Officer of
Hennessy Advisors, Inc.

Jennifer Cheskiewicz (1977)	Since June	Ms. Cheskiewicz has been employed by Hennessy Advisors,
Senior Vice President and	2013 for the	Inc., the Funds’ investment advisor, since June 2013. She
Chief Compliance Officer	Hennessy Funds	currently serves as General Counsel of Hennessy Advisors, Inc.

She previously served as in-house counsel to Carlson Capital,
L.P., an SEC-registered investment advisor to several private funds from February 2010 to May 2013.

Brian Carlson (1972)	Since December	Mr. Carlson has been employed by Hennessy Advisors, Inc., the
Senior Vice President and	2013 for the	Funds’ investment advisor, since December 2013.
Head of Distribution	Hennessy Funds
Mr. Carlson was previously a co-founder and principal of
Trivium Consultants, LLC from February 2011 through
November 2013.

David Ellison (1958)(3)	Since October	Mr. Ellison has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2012 for the	Small Cap Financial Fund, the Hennessy Large Cap Financial
Portfolio Manager	Hennessy Funds	Fund, and the Hennessy Technology Fund since inception.

Mr. Ellison previously served as Director, CIO and President of
FBR Fund Advisers, Inc. from December 1999 to October 2012.

Brian Peery (1969)	Since March	Mr. Peery has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2003 as an	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	Officer of the	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Hennessy Funds	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	and since	Fund, and the Hennessy Balanced Fund since October 2014.
	February 2011	From February 2011 through September 2014, he served as
	as a Co-Portfolio	Co-Portfolio Manager of the same funds. Mr. Peery has also
	Manager or	served as a Portfolio Manager of the Hennessy Gas Utility Fund
	Portfolio Manager	since February 2015.
for the
	Hennessy Funds	Mr. Peery has been employed by Hennessy Advisors, Inc., the
Funds’ investment advisor, since 2002.

Winsor (Skip) Aylesworth	Since October	Mr. Aylesworth has served as a Portfolio Manager of the
(1947)(3)	2012 for the	Hennessy Gas Utility Fund since 1998 and as a Portfolio
Vice President and	Hennessy Funds	Manager of the Hennessy Technology Fund since inception.
Portfolio Manager
Mr. Aylesworth previously served as Executive Vice President of The FBR Funds from 1999 to October 2012.

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Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years
Ryan Kelley (1972)(4)	Since March	Mr. Kelley has served as a Portfolio Manager of the Hennessy
Vice President and	2013 for the	Gas Utility Fund, the Hennessy Small Cap Financial Fund, and
Portfolio Manager	Hennessy Funds	the Hennessy Large Cap Financial Fund since October 2014.
From March 2013 through September 2014, he served as a
Co-Portfolio Manager of the same funds. Prior to that,
he was a Portfolio Analyst of the Hennessy Funds.

(1)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI, and HSFT.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2015 –
	May 1, 2015	October 31, 2015	October 31, 2015
Investor Class
Actual	$1,000.00	$1,098.20	$8.09
Hypothetical (5% return before expenses)	$1,000.00	$1,017.49	$7.78

Institutional Class
Actual	$1,000.00	$1,100.90	$6.30
Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.53% for Investor Class shares or 1.19% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com | 1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2015

HENNESSY LARGE CAP
FINANCIAL FUND

Investor Class  HLFNX
Institutional Class  HILFX

hennessyfunds.com | 1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	17
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers of the Fund	26
Expense Example	30
Proxy Voting	32
Quarterly Filings on Form N-Q	32
Federal Tax Distribution Information	32
Householding	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2015

Dear Hennessy Funds Shareholder:

As I look back over the year, I am reminded that the U.S. economy has come a long way since the depths of the recession in 2009. The economy has been expanding steadily for almost six years, the unemployment rate has halved, the housing market has been recovering and capital expenditures have been growing.  The financial markets have performed well too, driven largely by strong corporate earnings growth, especially in the early years.  The U.S. market, as measured by the S&P 500 Index, has roughly tripled since the bull market began in 2009, and the Index’s earnings per share have increased 260% over this same time period. For the year ended October 31, 2015, the U.S. equity market performed reasonably well, with the S&P 500 posting another advance of 5.2%. However, behind this headline number, the market experienced a great deal of volatility as investors reacted to falling energy prices, a rise in the U.S. Dollar, pressure on export earnings growth, slower growth in China and, most significantly, the likelihood of a rise in the Fed Funds rate for the first time in nearly a decade – the featured topic of conversation around every office water cooler in the financial world this year.

Investors, reporters and friends often ask me “What’s next?” The market has been in a volatile, sideways correction for over a year now, and throughout this period of volatility, I have consistently advised investors to continue to focus on the long-term fundamentals of the market.

In my view, the fundamentals of the market are in good shape. Despite a stronger U.S. Dollar and its impact on export growth, the economy is still growing steadily. Inflation remains low, so we expect the Federal Reserve, once it does begin to raise short-term interest rates, will not likely raise them by very much. New jobs are being created at what I believe is a healthy rate, and average hourly wages are rising in response to a tighter labor market.  Higher wages and lower gasoline prices are helping to keep consumer confidence positive.

Notwithstanding what I view as a relatively solid economic environment, however, I think investor sentiment remains restrained. The same factors that contributed to the market volatility this past year are still troubling investors today: the slowdown in the Chinese economy, slower earnings growth here in the U.S., and, of course, the prospect of rising interest rates. As a result of these investor worries, I do not see any solid enthusiasm for the market – no euphoria. Universal optimism about the market often coincides with a peak in stock prices and this absence of euphoria is yet another reason I feel bullish.  And finally, I do not believe stocks are expensive. The Dow Jones Industrial Average and the S&P 500 Index have forward PE (price-to-earnings) ratios of approximately 16x and 17x, respectively, close to long-term averages. In my view, these fundamentals taken together signal a continuation of the bull market that began six years ago.

A final positive note: I still do not believe that investors have fully returned to investing in U.S. equities. Assets in domestic equity funds have now reached parity with fixed income/money market funds, with $6.2 trillion in each.  I believe that fixed income investments will continue to trickle into equities, which should have a positive effect on the market.

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Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and the S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Price to earnings (“PE”) is the market price per share divided by earnings per share. Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. It serves as an indicator of a company’s profitability.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2015

	One	Five	Ten
	Year	Years	Years
Hennessy Large Cap Financial Fund –
Investor Class (HLFNX)	-2.57%	10.23%	4.69%
Hennessy Large Cap Financial Fund –
Institutional Class (HILFX)(1)	-2.41%	10.26%	4.71%
Russell 1000® Financial
Services Index	5.41%	13.49%	1.77%
Russell 1000® Index	4.86%	14.32%	7.98%

Expense ratios: 1.55% (Investor Class); 1.17% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.  Performance for periods prior to October 26, 2012 is that of the FBR Large Cap Financial Fund.

The expense ratios presented are from the most recent prospectus.

(1)
The inception date of Institutional Class shares is June 15, 2015.  Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

PERFORMANCE NARRATIVE

Portfolio Managers David H. Ellison and Ryan Kelley

Performance:

For the twelve-month period ended October 31, 2015, the Investor Class of the Hennessy Large Cap Financial Fund returned -2.57%, underperforming the Russell 1000® Financial

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Services Index and the Russell 1000® Index, which returned 5.41% and 4.86% for the same period, respectively.

The Fund’s underperformance versus its benchmark index over the year ended October 31, 2015 was principally due to the Fund’s overweight position in regional banks and diversified global banks, which performed poorly relative to other financial companies over the period. Stock selection also detracted from performance in some other areas, including specialty finance and REITs, where some of our portfolio holdings, including American Express Company, Discover Financial Services and Vornado Realty Trust underperformed. The Fund continues to own Discover Financial Services.

Companies with the strongest performance contributions to the Fund during the twelve-month period were asset managers and credit service companies. Specific contributors to performance included Visa, Inc., The Blackstone Group L.P. and MasterCard, Inc. The Fund continues to hold all of these positions.

Portfolio Strategy:

Traditionally, the Fund does not seek to diversify its investments across all the different sub-industries of the financial services sector. Rather, the Fund tilts its investments more heavily toward regional banks, thrifts and mortgage finance companies. Within these preferred sub-industries, we seek companies with what we believe are high-quality management teams, uncomplicated business models and sustainable earnings growth opportunities. Moreover, the Fund seeks companies expected to do well now, in the current environment, rather than those that appear to promise to increase profitability when interest rates rise or loan demand surges.

Investment Outlook:

While the large financial companies in the U.S. are generally profitable and continue to make improvements to their operations, headwinds persist. Investors in financial stocks are concerned about global growth, additional regulatory burdens, the possibility of damage to credit quality as a result of the drop in energy prices and the impact of continued low interest rates on bank profits. Nevertheless, we believe that the financial industry as a whole, and large banking companies in particular, continue to recover well from the financial crisis. Liquidity, capital, credit, reserves, book value and cost controls all improved throughout the year. As a result, profits, as measured by returns on assets and equity, have not only increased but have become more sustainable in our opinion. Additionally, we expect any upward movement in interest rates to improve lending and investing spreads and add to returns on shareholder equity.

We believe the structure and condition of the financial system in the U.S. today is one of the best we have seen in quite some time and that the outlook for stocks in the Financial sector is bright.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell 1000® Financial Services Index is an unmanaged index commonly used to measure the performance of large-capitalization financial sector stocks. The Russell 1000® Index is an unmanaged index commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. Investments are focused in the financial services industry; sector funds may be subject to a

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higher degree of market risk. The Fund invests in medium sized companies, which may have limited liquidity and greater volatility compared to larger companies.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance. Book value is the net asset value of a company, calculated by total assets minus liabilities. REIT refers to a real estate investment trust.

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Financial Statements
Schedule of Investments as of October 31, 2015

HENNESSY LARGE CAP FINANCIAL FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
SunTrust Banks, Inc.	4.68%
Bank of America Corp.	4.67%
Citigroup, Inc.	4.58%
Citizens Financial Group, Inc.	4.57%
Wells Fargo & Co.	4.55%
Fifth Third Bancorp	4.47%
U.S. Bancorp	4.47%
JPMorgan Chase & Co.	4.45%
Regions Financial Corp.	4.40%
Capital One Financial Corp.	4.37%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 91.59%	Number		% of
	of Shares	Value	Net Assets
Financials – 84.47%
Ally Financial, Inc. (a)	100,000	$1,992,000	1.97%
Bank of America Corp.	281,000	4,715,180	4.67%
BB&T Corp.	106,000	3,937,900	3.90%
Berkshire Hathaway, Inc., Class B (a)	32,000	4,352,640	4.31%
Capital One Financial Corp.	56,000	4,418,400	4.37%
Citigroup, Inc.	87,000	4,625,790	4.58%
Citizens Financial Group, Inc.	190,000	4,617,000	4.57%
Discover Financial Services	76,000	4,272,720	4.23%
Fifth Third Bancorp	237,000	4,514,850	4.47%
Huntington Bancshares, Inc.	20,000	219,400	0.22%
JPMorgan Chase & Co.	70,000	4,497,500	4.45%
KeyCorp	335,000	4,160,700	4.12%
M&T Bank Corp.	35,000	4,194,750	4.15%
Morgan Stanley	130,000	4,286,100	4.24%
Regions Financial Corp.	475,000	4,441,250	4.40%
SunTrust Banks, Inc.	114,000	4,733,280	4.68%
Synchrony Financial (a)	117,000	3,598,920	3.56%
The Goldman Sachs Group, Inc.	23,000	4,312,500	4.27%
The PNC Financial Services Group, Inc.	48,000	4,332,480	4.29%
U.S. Bancorp (c)	107,000	4,513,260	4.47%
Wells Fargo & Co.	85,000	4,601,900	4.55%
		85,338,520	84.47%

Information Technology – 7.12%
MasterCard, Inc., Class A	23,000	2,276,770	2.26%
PayPal Holdings, Inc. (a)	20,000	720,200	0.71%
Visa, Inc., Class A	54,000	4,189,320	4.15%
		7,186,290	7.12%

Total Common Stocks
(Cost $87,284,600)		92,524,810	91.59%

The accompanying notes are an integral part of these financial statements.

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PARTNERSHIPS – 1.31%	Number		% of
	of Shares	Value	Net Assets
Financials – 1.31%
Blackstone Group L.P.	40,000	$1,322,400	1.31%

Total Partnerships
(Cost $1,200,641)		1,322,400	1.31%

SHORT-TERM INVESTMENTS – 7.93%

Money Market Funds – 7.93%
Federated Government Obligations Fund – Class I, 0.01% (b)	3,147,449	3,147,449	3.12%
Fidelity Government Portfolio – Institutional Class, 0.01% (b)	4,864,000	4,864,000	4.81%

Total Short-Term Investments
(Cost $8,011,449)		8,011,449	7.93%

Total Investments
(Cost $96,496,690) – 100.83%		101,858,659	100.83%
Liabilities in Excess
of Other Assets – (0.83)%		(833,846)	(0.83)%
TOTAL NET ASSETS – 100.00%		$101,024,813	100.00%

Percentages are stated as a percent of net assets.

REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of October 31, 2015.
(c)
Investment in affiliated security. Quasar Distributors, LLC, which serves as the Fund’s distributor, is a subsidiary of U.S. Bancorp. Details of transactions with this affiliated company for the year ended October 31, 2015, are as follows:

Issuer	U.S. Bancorp
Beginning Cost	$4,226,794
Purchase Cost	$1,810,455
Sales Cost	$1,570,377
Ending Cost	$4,466,872
Dividend Income	$88,745
Realized Gain	$306,714
Shares	107,000
Market Value	$4,513,260

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Summary of Fair Value Exposure at October 31, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2015 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$85,338,520	$—	$—	$85,338,520
Information Technology	7,186,290	—	—	7,186,290
Total Common Stocks	$92,524,810	$—	$—	$92,524,810
Partnerships
Financials	$1,322,400	$—	$—	$1,322,400
Total Partnerships	$1,322,400	$—	$—	$1,322,400
Short-Term Investments
Money Market Funds	$8,011,449	$—	$—	$8,011,449
Total Short-Term Investments	$8,011,449	$—	$—	$8,011,449
Total Investments	$101,858,659	$—	$—	$101,858,659

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2015, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Assets and Liabilities as of October 31, 2015

ASSETS:
Investments in securities, at value (cost $92,029,818)	$97,345,399
Investments in affiliated securities, at value (cost $4,466,872)	4,513,260
Total Investments in securities, at value (cost $96,496,690)	101,858,659
Dividends and interest receivable	107,874
Receivable for fund shares sold	73,513
Return of capital receivable	19,600
Prepaid expenses and other assets	18,351
Total Assets	102,077,997

LIABILITIES:
Payable for securities purchased	650,392
Payable for fund shares redeemed	237,650
Payable to advisor	72,120
Payable to administrator	15,301
Payable to auditor	20,300
Accrued distribution fees	16,668
Accrued service fees	7,989
Accrued trustees fees	2,400
Accrued expenses and other payables	30,364
Total Liabilities	1,053,184
NET ASSETS	$101,024,813

NET ASSETS CONSIST OF:
Capital stock	$85,981,094
Accumulated net investment income	135,883
Accumulated net realized gain on investments	9,545,867
Unrealized net appreciation on investments	5,361,969
Total Net Assets	$101,024,813

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$100,733,972
Shares issued and outstanding	5,486,536
Net asset value, offering price and redemption price per share	$18.36

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$290,841
Shares issued and outstanding	15,813
Net asset value, offering price and redemption price per share	$18.39

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Operations for the year ended October 31, 2015

INVESTMENT INCOME:
Dividend income from unaffiliated securities	$1,431,866
Dividend income from affiliated securities	88,745
Interest income	365
Total investment income	1,520,976

EXPENSES:
Investment advisory fees (See Note 5)	856,669
Sub-transfer agent expenses – Investor Class (See Note 5)	193,108
Sub-transfer agent expenses – Institutional Class (See Note 5)	37
Distribution fees – Investor Class (See Note 5)	175,128
Administration, fund accounting, custody and transfer agent fees (See Note 5)	93,699
Service fees – Investor Class (See Note 5)	62,649
Federal and state registration fees	25,337
Compliance expense	22,187
Audit fees	20,899
Trustees’ fees and expenses	11,121
Legal fees	11,000
Reports to shareholders	8,823
Interest expense (See Note 6)	2,853
Other expenses	9,619
Total expenses	1,493,129
NET INVESTMENT INCOME	$27,847

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on:
Unaffiliated investments	$10,261,059
Affiliated investments	306,714
Net change in unrealized depreciation on investments	(13,399,391)
Net loss on investments	(2,831,618)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,803,771)

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
OPERATIONS:
Net investment income (loss)	$27,847	$(8,428)
Net realized gain on investments	10,567,773	11,397,059
Net change in unrealized appreciation (depreciation)
on investments	(13,399,391)	423,324
Net increase (decrease) in net assets
resulting from operations	(2,803,771)	11,811,955

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains – Investor Class	(9,953,546)	(2,696,057)
Total distributions	(9,953,546)	(2,696,057)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	45,802,881	42,008,535
Proceeds from shares subscribed – Institutional Class	352,187	—
Dividends reinvested – Investor Class	9,642,825	2,639,350
Cost of shares redeemed – Investor Class	(40,051,718)	(43,989,911	)(1)
Cost of shares redeemed – Institutional Class	(38,886)	—
Net increase in net assets derived
from capital share transactions	15,707,289	657,974
TOTAL INCREASE IN NET ASSETS	2,949,972	9,773,872

NET ASSETS:
Beginning of year	98,074,841	88,300,969
End of year	$101,024,813	$98,074,841
Undistributed net investment income, end of year	$135,883	$—

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	2,388,963	2,098,171
Shares sold – Institutional Class	17,958	—
Shares issued to holders as reinvestment
of dividends – Investor Class	489,235	135,909
Shares redeemed – Investor Class	(2,090,781)	(2,180,579)
Shares redeemed – Institutional Class	(2,145)	—
Net increase in shares outstanding	803,230	53,501

(1)	Net of redemption fees of $287 related to redemption fees imposed by the FBR Large Cap Financial Fund during a prior year but not received until fiscal year 2014.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(3)

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2015	2014		2013	2012	2011

$20.87	$19.01		$14.16	$11.91	$12.88

0.01	(0.00	)(2)	(0.03)	0.01	(0.04	)(1)
(0.40)	2.44		4.89	2.24	(0.93)
(0.39)	2.44		4.86	2.25	(0.97)

—	—		(0.01)	—	—
(2.12)	(0.58)		—	—	—
(2.12)	(0.58)		(0.01)	—	—
$18.36	$20.87		$19.01	$14.16	$11.91

(2.57)%	13.04%		34.37%	18.89%	(7.53)%
$100.73	$98.07		$88.30	$64.66	$55.68
1.57%	1.49%		1.57%	1.57%	1.61%
0.03%	(0.01)%		(0.22)%	0.09%	(0.34)%
74%	58%		75%	93%	97%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Institutional Class share outstanding throughout the period

	Period Ended
	October 31, 2015(1)
PER SHARE DATA:
Net asset value, beginning of period	$19.72

Income from investment operations:
Net investment loss	0.01
Net realized and unrealized gains on investments	(1.34)
Total from investment operations	(1.33)

Net asset value, end of period	$18.39

TOTAL RETURN	(6.74	)%(2)
Net assets, end of year (millions)	$0.29
Ratio of expenses to average net assets	1.19	%(3)
Ratio of net investment income (loss) to average net assets	0.25	%(3)
Portfolio turnover rate(4)	74	%(2)

(1)	The Institutional Class shares commenced operations on June 15, 2015.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements October 31, 2015

1).  ORGANIZATION

The Hennessy Large Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Large Cap Financial Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund).  The Fund did not have Institutional Class shares until June 15, 2015.  The investment objective of the Fund is capital appreciation.  The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences.  Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes.  The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis reporting for the 2015 fiscal year have been identified

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and appropriately reclassified on the Statement of Assets and Liabilities. The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$108,036	$(108,036)	$—

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund.  Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis.  The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period.  Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a

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commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2015, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

   Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature.  Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty.  If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

 The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification.  Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position.  During the fiscal year ended October 31, 2015, the Fund did not hold any derivative instruments.

m).
New Accounting Pronouncements – In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11 “Repurchase-to Maturity Transactions, Repurchase Financings, and Disclosures.”  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

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In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most

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foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., weather-related events) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value

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as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2015 were $69,391,712 and $68,086,316, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund.  The Advisor provides the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee from the Fund.  The fee is based upon the average daily net assets of the Fund at the annual rate of 0.90%.  The net investment advisory fees payable by the Fund as of October 31, 2015 were $72,120.

The Advisor contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses and, from and after November 1, 2014, 12b-1 fees) to 1.95% of the Fund’s net assets for the Investor Class shares through February 28, 2015.  The expense limitation agreement for the Fund is no longer in effect.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  During the three years ended October 31, 2015, no expenses were waived or reimbursed by the Advisor and therefore no expenses are subject to potential recovery.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, effective as of February 28, 2015, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The

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Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder service fees payable by the Fund as of October 31, 2015 were $7,989.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, although the Fund has only been using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since March 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions.  Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2015 were $193,145.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2015 were $93,699.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only).  During the fiscal year ended October 31, 2015, the Fund had an outstanding average daily balance and a weighted average interest rate of $86,578 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $3,893,000.  At October 31, 2015, the Fund did not have any borrowings outstanding under the line of credit.

HENNESSY FUNDS	1-800-966-4354

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7).  FEDERAL TAX INFORMATION

As of October 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$96,665,852
Gross tax unrealized appreciation	$7,731,086
Gross tax unrealized depreciation	(2,538,279)
Net tax unrealized appreciation	$5,192,807
Undistributed ordinary income	$135,883
Undistributed long-term capital gains	9,715,029
Total distributable earnings	$9,850,912
Other accumulated gain	$—
Total accumulated gain	$15,043,719

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales and partnership adjustments.

At October 31, 2015, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2015, the Fund did not defer, on a tax basis, any late year ordinary losses.

The tax character of distributions paid during fiscal year 2015 and fiscal year 2014 for the Fund were as follows:

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
Ordinary income	$485,376	$—
Long-term capital gain	9,468,170	2,696,057
	$9,953,546	$2,696,057

8).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2015, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 9, 2015, capital gains were declared and paid to shareholders of record as of December 8, 2015 as follows:

Long-term
Investor Class	$1.69087
Institutional Class	$1.69707

HENNESSYFUNDS.COM

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
And the Shareholders of the Hennessy Large Cap Financial Fund
Novato, CA

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hennessy Large Cap Financial Fund (the “Fund”), a series of Hennessy Funds Trust (the “Trust”), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Large Cap Financial Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 21, 2015

HENNESSY FUNDS	1-800-966-4354

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Information pertaining to the Trustees and the Officers of the Trust is set forth below.  Such persons serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Name, Year of Birth,			(During Past
and Position Held	Length of	Principal Occupation(s)	Five Years)
with the Trust	Time Served	During Past Five Years	Held by Trustee(1)

Disinterested Trustees

J. Dennis DeSousa (1936)	Since January	Mr. DeSousa is a real estate investor.	Hennessy SPARX
Trustee	1996 for the		Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Robert T. Doyle (1947)	Since January	Mr. Doyle has been the Sheriff of	Hennessy SPARX
Trustee	1996 for the	Marin County, California since 1996.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Gerald P. Richardson (1945)	Since May	Mr. Richardson is an independent	Hennessy SPARX
Trustee	2004 for the	consultant in the securities industry.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Interested Trustee(2)

Neil J. Hennessy (1956)	Since January	Mr. Hennessy has been employed by	Hennessy Advisors,
Trustee, Chairman of	1996 as a Trustee	Hennessy Advisors, Inc., the Funds’	Inc.; Hennessy
the Board, Chief	for the Hennessy	investment advisor, since 1989.	SPARX Funds Trust;
Investment Officer,	Funds and since	He currently serves as President,	Hennessy Mutual
Portfolio Manager,	June 2008 as	Chairman and Chief Executive Officer	Funds, Inc.; and
and President	an Officer of the	of Hennessy Advisors, Inc.	The Hennessy
	Hennessy Funds		Funds, Inc.

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26

Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Officers

Teresa M. Nilsen (1966)	Since January	Ms. Nilsen has been employed by Hennessy Advisors, Inc.,
Executive Vice President	1996 for the	the Funds’ investment advisor, since 1989. She currently
and Treasurer	Hennessy Funds	serves as Executive Vice President, Chief Operations Officer,
Chief Financial Officer, and Secretary of Hennessy Advisors, Inc.

Daniel B. Steadman (1956)	Since March	Mr. Steadman has been employed by Hennessy Advisors, Inc.,
Executive Vice President	2000 for the	the Funds’ investment advisor, since 2000. He currently serves
and Secretary	Hennessy Funds	as Executive Vice President and Chief Compliance Officer of
Hennessy Advisors, Inc.

Jennifer Cheskiewicz (1977)	Since June	Ms. Cheskiewicz has been employed by Hennessy Advisors,
Senior Vice President and	2013 for the	Inc., the Funds’ investment advisor, since June 2013. She
Chief Compliance Officer	Hennessy Funds	currently serves as General Counsel of Hennessy Advisors, Inc.

She previously served as in-house counsel to Carlson Capital,
L.P., an SEC-registered investment advisor to several private funds from February 2010 to May 2013.

Brian Carlson (1972)	Since December	Mr. Carlson has been employed by Hennessy Advisors, Inc., the
Senior Vice President and	2013 for the	Funds’ investment advisor, since December 2013.
Head of Distribution	Hennessy Funds
Mr. Carlson was previously a co-founder and principal of
Trivium Consultants, LLC from February 2011 through
November 2013.

David Ellison (1958)(3)	Since October	Mr. Ellison has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2012 for the	Small Cap Financial Fund, the Hennessy Large Cap Financial
Portfolio Manager	Hennessy Funds	Fund, and the Hennessy Technology Fund since inception.

Mr. Ellison previously served as Director, CIO and President of
FBR Fund Advisers, Inc. from December 1999 to October 2012.

Brian Peery (1969)	Since March	Mr. Peery has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2003 as an	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	Officer of the	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Hennessy Funds	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	and since	Fund, and the Hennessy Balanced Fund since October 2014.
	February 2011	From February 2011 through September 2014, he served as
	as a Co-Portfolio	Co-Portfolio Manager of the same funds. Mr. Peery has also
	Manager or	served as a Portfolio Manager of the Hennessy Gas Utility Fund
	Portfolio Manager	since February 2015.
for the
	Hennessy Funds	Mr. Peery has been employed by Hennessy Advisors, Inc., the
Funds’ investment advisor, since 2002.

Winsor (Skip) Aylesworth	Since October	Mr. Aylesworth has served as a Portfolio Manager of the
(1947)(3)	2012 for the	Hennessy Gas Utility Fund since 1998 and as a Portfolio
Vice President and	Hennessy Funds	Manager of the Hennessy Technology Fund since inception.
Portfolio Manager
Mr. Aylesworth previously served as Executive Vice President of The FBR Funds from 1999 to October 2012.

HENNESSY FUNDS	1-800-966-4354

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Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Ryan Kelley (1972)(4)	Since March	Mr. Kelley has served as a Portfolio Manager of the Hennessy
Vice President and	2013 for the	Gas Utility Fund, the Hennessy Small Cap Financial Fund, and
Portfolio Manager	Hennessy Funds	the Hennessy Large Cap Financial Fund since October 2014.
From March 2013 through September 2014, he served as a
Co-Portfolio Manager of the same funds. Prior to that,
he was a Portfolio Analyst of the Hennessy Funds.

(1)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI, and HSFT.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSYFUNDS.COM

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(This Page Intentionally Left Blank.)-

HENNESSY FUNDS	1-800-966-4354

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Expense Example (Unaudited)
October 31, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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30

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2015 –
	May 1, 2015	October 31, 2015	October 31, 2015
Investor Class
Actual	$1,000.00	$ 967.80	$8.08
Hypothetical (5% return before expenses)	$1,000.00	$1,016.99	$8.29
Institutional Class
Actual	$1,000.00	$ 932.60	$5.85
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.63% for Investor Class shares or 1.20% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2015 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 100.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com | 1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2015

HENNESSY TECHNOLOGY FUND

Investor Class  HTECX
Institutional Class  HTCIX

hennessyfunds.com | 1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting	32
Quarterly Filings on Form N-Q	32
Householding	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2015

Dear Hennessy Funds Shareholder:

As I look back over the year, I am reminded that the U.S. economy has come a long way since the depths of the recession in 2009. The economy has been expanding steadily for almost six years, the unemployment rate has halved, the housing market has been recovering and capital expenditures have been growing.  The financial markets have performed well too, driven largely by strong corporate earnings growth, especially in the early years.  The U.S. market, as measured by the S&P 500 Index, has roughly tripled since the bull market began in 2009, and the Index’s earnings per share have increased 260% over this same time period. For the year ended October 31, 2015, the U.S. equity market performed reasonably well, with the S&P 500 posting another advance of 5.2%. However, behind this headline number, the market experienced a great deal of volatility as investors reacted to falling energy prices, a rise in the U.S. Dollar, pressure on export earnings growth, slower growth in China and, most significantly, the likelihood of a rise in the Fed Funds rate for the first time in nearly a decade – the featured topic of conversation around every office water cooler in the financial world this year.

Investors, reporters and friends often ask me “What’s next?” The market has been in a volatile, sideways correction for over a year now, and throughout this period of volatility, I have consistently advised investors to continue to focus on the long-term fundamentals of the market.

In my view, the fundamentals of the market are in good shape. Despite a stronger U.S. Dollar and its impact on export growth, the economy is still growing steadily. Inflation remains low, so we expect the Federal Reserve, once it does begin to raise short-term interest rates, will not likely raise them by very much. New jobs are being created at what I believe is a healthy rate, and average hourly wages are rising in response to a tighter labor market.  Higher wages and lower gasoline prices are helping to keep consumer confidence positive.

Notwithstanding what I view as a relatively solid economic environment, however, I think investor sentiment remains restrained. The same factors that contributed to the market volatility this past year are still troubling investors today: the slowdown in the Chinese economy, slower earnings growth here in the U.S., and, of course, the prospect of rising interest rates. As a result of these investor worries, I do not see any solid enthusiasm for the market – no euphoria. Universal optimism about the market often coincides with a peak in stock prices and this absence of euphoria is yet another reason I feel bullish.  And finally, I do not believe stocks are expensive. The Dow Jones Industrial Average and the S&P 500 Index have forward PE (price-to-earnings) ratios of approximately 16x and 17x, respectively, close to long-term averages. In my view, these fundamentals taken together signal a continuation of the bull market that began six years ago.

A final positive note: I still do not believe that investors have fully returned to investing in U.S. equities. Assets in domestic equity funds have now reached parity with fixed income/money market funds, with $6.2 trillion in each.  I believe that fixed income investments will continue to trickle into equities, which should have a positive effect on the market.

HENNESSYFUNDS.COM

2

Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and the S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Price to earnings (“PE”) is the market price per share divided by earnings per share. Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. It serves as an indicator of a company’s profitability.

HENNESSY FUNDS	1-800-966-4354

3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2015

	One	Five	Ten
	Year	Years	Years
Hennessy Technology Fund –
Investor Class (HTECX)	3.36%	6.91%	5.49%
Hennessy Technology Fund –
Institutional Class (HTCIX)(1)	3.73%	7.21%	5.64%
NASDAQ Composite Index	10.39%	16.49%	10.29%
S&P 500 Index	5.20%	14.33%	7.85%

Expense ratios: 3.03% (Investor Class); 2.66% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.  Performance for periods prior to October 26, 2012 is that of the FBR Technology Fund.

The expense ratios presented are from the most recent prospectus.

(1)
The inception date of Institutional Class shares is March 12, 2010.  Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

PERFORMANCE NARRATIVE

Portfolio Managers Winsor H. (Skip) Aylesworth and David H. Ellison

Performance:

For the twelve-month period ended October 31, 2015, the Investor Class of the Hennessy Technology Fund returned 3.36%, underperforming the NASDAQ Composite Index and the S&P 500 Index, which returned 10.39% and 5.20% for the same period, respectively.

HENNESSYFUNDS.COM
4

Sector allocation accounted for most of the Fund’s underperformance over the year versus its primary benchmark. Computer systems and software applications were the sectors that detracted the most from the Fund’s relative performance. Internet companies devoted to online retail and search contributed most to relative performance.

One of the Fund’s top performers was Amazon.com, Inc., which was up over 100% for the twelve-month period. Now the world’s largest online retailer, Amazon experienced an acceleration in sales and profit growth and a swing to profitability after several quarters of losses. Although about 20% of the Fund’s assets are in Healthcare related companies, only Regeneron Pharmaceuticals, with approximately 36% appreciation for the period, had a significant positive impact on Fund performance. The Fund continues to hold both companies.

The Fund’s exposure to social media had a mixed effect on the Fund’s performance over the period. Facebook, Inc. performed well, with its shares rising about 56% over the year, while Twitter, Inc. (U.S.) performed poorly, posting a significant negative return (-51%). The Fund’s investments in semiconductor companies Qualcomm, Inc. and Micron Technology, Inc. were significant detractors to performance. The Fund continues to hold Facebook and Twitter, but no longer holds positions in Qualcomm or Micron.

Portfolio Strategy:

The Fund’s investment strategy is based on identifying Technology related stocks with a history of growing revenue, profit and tangible book value. We focus on companies that we believe have strong business models and sustainable competitive advantages, difficult characteristics to find sometimes in an industry where innovation moves so quickly. We believe the Fund’s holdings are representative of the Technology sector as a whole, but also meet our goal of offering a conservative way to invest in a highly volatile area of the market.

Investment Outlook:

Notwithstanding the modest rise in the market for the twelve-month period, the year was marked by a great deal of volatility, especially during the second half of the period when uncertainty regarding the timing and magnitude of a rise in short-term interest rates being contemplated by the Federal Reserve dominated investor thinking. In the end, however, confidence in continued economic growth was strong enough to offset investor concerns, with the market staging a dramatic rally in October, the final month of the Fund’s fiscal year. We believe the fundamentals of the market are attractive, and we continue to be optimistic about the possibility of further market advances over the course of the next year.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all the NASDAQ National Market and Small Cap stocks. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. Investments are focused in the technology industry; sector funds may be subject to a higher degree of market risk. Investments in foreign securities may involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund invests in small and medium sized companies, which may have more limited liquidity and greater volatility compared to larger companies.

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References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Tangible book value is a method of valuing a company by measuring its equity after removing any intangible assets.

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Financial Statements
Schedule of Investments as of October 31, 2015

HENNESSY TECHNOLOGY FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Alibaba Group Holding Ltd.	3.94%
Microsoft Corp.	3.80%
Alphabet, Inc.	3.79%
Facebook, Inc.	3.71%
Visa, Inc., Class A	3.71%
Apple, Inc.	3.62%
Amazon.com, Inc.	3.59%
Intel Corp.	3.48%
Tencent Holdings Ltd.	3.46%
Gilead Sciences, Inc.	3.46%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 92.26%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 7.13%
Amazon.com, Inc. (a)	286	$179,007	3.59%
Johnson Controls, Inc.	970	43,825	0.88%
Netflix, Inc. (a)	460	49,855	1.00%
priceline.com, Inc. (a)	57	82,892	1.66%
		355,579	7.13%

Health Care – 18.14%
Alexion Pharmaceuticals, Inc. (a)	292	51,392	1.03%
Amgen, Inc.	864	136,668	2.74%
Biogen, Inc. (a)	265	76,985	1.54%
Celgene Corp. (a)	904	110,930	2.23%
DexCom, Inc. (a)	545	45,409	0.91%
Gilead Sciences, Inc.	1,593	172,251	3.46%
Illumina, Inc. (a)	299	42,841	0.86%
Incyte Corp. (a)	400	47,012	0.94%
McKesson Corp.	243	43,448	0.87%
Medtronic PLC (b)	1,500	110,880	2.22%
Regeneron Pharmaceuticals (a)	120	66,887	1.34%
		904,703	18.14%

Industrials – 4.78%
3M Co.	720	113,191	2.27%
Danaher Corp.	851	79,407	1.59%
Nidec Corp. – ADR (b)	2,430	45,878	0.92%
		238,476	4.78%

Information Technology – 61.37%
Adobe Systems, Inc. (a)	530	46,990	0.94%
Alibaba Group Holding Ltd. – ADR (a) (b)	2,345	196,581	3.94%
Alphabet, Inc., Class C (a)	266	189,075	3.79%
Ambarella, Inc. (a) (b)	852	42,123	0.85%
Apple, Inc.	1,511	180,564	3.62%
Avago Technologies Ltd.	365	44,942	0.90%
Baidu, Inc. – ADR (a) (b)	325	60,928	1.22%
Broadcom Corp.	920	47,288	0.95%
Cirrus Logic, Inc. (a)	1,570	48,403	0.97%
Cisco Systems, Inc.	5,365	154,780	3.11%

The accompanying notes are an integral part of these financial statements.
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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology (Continued)
Cognizant Technology Solutions Corp., Class A (a)	650	$44,272	0.89%
eBay, Inc. (a)	1,747	48,741	0.98%
Ellie Mae, Inc. (a)	625	45,613	0.92%
Facebook, Inc. (a)	1,815	185,076	3.71%
FireEye, Inc. (a)	1,641	42,912	0.86%
First Solar, Inc. (a)	845	48,224	0.97%
Fitbit, Inc. (a)	1,175	47,635	0.96%
Infosys Ltd. – ADR (b)	2,440	44,310	0.89%
Intel Corp.	5,125	173,533	3.48%
LinkedIn Corp., Class A (a)	220	52,991	1.06%
MasterCard, Inc., Class A	1,195	118,293	2.37%
Mellanox Technologies Ltd. (a) (b)	975	45,932	0.92%
Microsoft Corp.	3,600	189,504	3.80%
NetEase, Inc. – ADR (b)	325	46,972	0.94%
Palo Alto Networks, Inc. (a)	255	41,055	0.82%
PayPal Holdings, Inc. (a)	1,372	49,406	0.99%
Qorvo, Inc. (a)	975	42,832	0.86%
salesforce.com, Inc. (a)	737	57,272	1.15%
SAP SE – ADR (b)	1,395	109,800	2.20%
Tencent Holdings Ltd. – ADR (b)	9,140	172,472	3.46%
Twitter, Inc. (a)	1,490	42,405	0.85%
Visa, Inc., Class A	2,385	185,028	3.71%
VMware, Inc., Class A (a)	810	48,722	0.98%
Wipro Ltd. – ADR (b)	3,420	42,340	0.85%
Workday, Inc., Class A (a)	550	43,434	0.87%
Zebra Technologies Corp. (a)	545	41,911	0.84%
Zillow Group, Inc. (a)	1,355	37,520	0.75%
		3,059,879	61.37%

Telecommunication Services – 0.84%
T- Mobile US, Inc. (a)	1,105	41,868	0.84%

Total Common Stocks
(Cost $4,323,863)		4,600,505	92.26%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 8.21%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 8.21%
Federated Government Obligations Fund –
Class I, 0.01% (c)	159,528	$159,528	3.20%
Fidelity Government Portfolio –
Institutional Class, 0.01% (c)	250,000	250,000	5.01%

		409,528	8.21%

Total Short-Term Investments
(Cost $409,528)		409,528	8.21%

Total Investments
(Cost $4,733,391) – 100.47%		5,010,033	100.47%
Liabilities in Excess
of Other Assets – (0.47)%		(23,522)	(0.47)%
TOTAL NET ASSETS – 100.00%		$4,986,511	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of October 31, 2015.

Summary of Fair Value Exposure at October 31, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2015 (see Note 3 in the accompanying notes to the financial statements)

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$355,579	$—	$—	$355,579
Health Care	904,703	—	—	904,703
Industrials	238,476	—	—	238,476
Information Technology	3,059,879	—	—	3,059,879
Telecommunication Services	41,868	—	—	41,868
Total Common Stocks	$4,600,505	$—	$—	$4,600,505
Short-Term Investments
Money Market Funds	$409,528	$—	$—	$409,528
Total Short-Term Investments	$409,528	$—	$—	$409,528
Total Investments	$5,010,033	$—	$—	$5,010,033

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2015, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Assets and Liabilities as of October 31, 2015

ASSETS:
Investments in securities, at value (cost $4,733,391)	$5,010,033
Dividends and interest receivable	613
Receivable for securities sold	23,782
Prepaid expenses and other assets	12,283
Total Assets	5,046,711

LIABILITIES:
Payable for securities purchased	13,460
Payable to advisor	3,652
Payable to administrator	1,135
Payable to auditor	20,301
Accrued distribution fees	7,659
Accrued service fees	329
Accrued trustees fees	2,401
Accrued expenses and other payables	11,263
Total Liabilities	60,200
NET ASSETS	$4,986,511

NET ASSETS CONSIST OF:
Capital stock	$5,095,251
Accumulated net investment loss	(85,399)
Accumulated net realized loss on investments	(299,983)
Unrealized net appreciation on investments	276,642
Total Net Assets	$4,986,511

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$4,036,453
Shares issued and outstanding	262,832
Net asset value, offering price and redemption price per share	$15.36

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$950,058
Shares issued and outstanding	60,989
Net asset value, offering price and redemption price per share	$15.58

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Operations for the year ended October 31, 2015

INVESTMENT INCOME:
Dividend income(1)	$44,016
Interest income	23
Total investment income	44,039

EXPENSES:
Investment advisory fees (See Note 5)	47,660
Federal and state registration fees	28,974
Compliance expense	22,186
Audit fees	20,898
Trustees’ fees and expenses	10,873
Distribution fees – Investor Class (See Note 5)	8,096
Sub-transfer agent expenses – Investor Class (See Note 5)	6,637
Sub-transfer agent expenses – Institutional Class (See Note 5)	186
Administration, fund accounting, custody and transfer agent fees (See Note 5)	5,326
Reports to shareholders	4,888
Service fees – Investor Class (See Note 5)	2,791
Legal fees	150
Interest expense (See Note 6)	30
Other expenses	3,799
Total expenses before reimbursement by advisor	162,494
Expense reimbursement by advisor – Investor Class	(16,551)
Expense reimbursement by advisor – Institutional Class	(3,036)
Net expenses	142,907
NET INVESTMENT LOSS	$(98,868)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$422,069
Net change in unrealized depreciation on investments	(136,502)
Net gain on investments	285,567
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$186,699

(1)	Net foreign taxes withheld and issuance fees of $1,556.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
OPERATIONS:
Net investment loss	$(98,868)	$(92,327)
Net realized gain on investments	422,069	1,045,681
Net change in unrealized depreciation on investments	(136,502)	(478,710)
Net increase in net assets resulting from operations	186,699	474,644

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	406,595	1,203,915
Proceeds from shares subscribed – Institutional Class	59,079	118,363
Cost of shares redeemed – Investor Class	(1,513,565)	(1,088,682	)(1)
Cost of shares redeemed – Institutional Class	(78,903)	(462,083)
Net decrease in net assets derived
from capital share transactions	(1,126,794)	(228,487)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(940,095)	246,157

NET ASSETS:
Beginning of year	5,926,606	5,680,449
End of year	$4,986,511	$5,926,606
Accumulated net investment loss, end of year	$(85,399)	$(79,279)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	26,994	80,861
Shares sold – Institutional Class	3,902	8,180
Shares redeemed – Investor Class	(100,179)	(75,777)
Shares redeemed – Institutional Class	(5,099)	(33,013)
Net decrease in shares outstanding	(74,382)	(19,749)

(1)	Net of redemption fees of $15 related to redemption fees imposed by the Fund during a prior year but not received until fiscal year 2014.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss
Net realized and unrealized gains (losses) on investments
Total from investment operations
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(2)

(1)	Calculated based on average shares outstanding method.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Year Ended October 31,
2015	2014	2013	2012	2011

$14.86	$13.57	$10.67	$10.86	$11.00

(0.38)	(0.23)	(0.20)	(0.15)	(0.17	)(1)
0.88	1.52	3.10	(0.04)	0.03
0.50	1.29	2.90	(0.19)	(0.14)
$15.36	$14.86	$13.57	$10.67	$10.86

3.36%	9.51%	27.18%	(1.75)%	(1.27)%

$4.04	$4.99	$4.49	$4.44	$5.70

3.13%	2.92%	3.04%	3.20%	2.79%
2.75%	1.95%	1.95%	1.95%	1.95%

(2.30)%	(2.53)%	(2.36)%	(2.39)%	(2.38)%
(1.92)%	(1.55)%	(1.27)%	(1.14)%	(1.54)%
163%	204%	164%	138%	141%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss
Net realized and unrealized gains (losses) on investments
Total from investment operations
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(2)

(1)	Calculated based on average shares outstanding method.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Year Ended October 31,
2015	2014	2013	2012	2011

$15.02	$13.68	$10.73	$10.89	$11.00

(0.25)	(0.26)	(0.12)	(0.11)	(0.14	)(1)
0.81	1.60	3.07	(0.05)	0.03
0.56	1.34	2.95	(0.16)	(0.11)
$15.58	$15.02	$13.68	$10.73	$10.89

3.73%	9.80%	27.49%	(1.47)%	(1.00)%

$0.95	$0.93	$1.19	$0.93	$1.16

2.76%	2.60%	2.76%	4.11%	3.45%
2.44%	1.70%	1.70%	1.70%	1.70%

(1.92)%	(2.23)%	(2.10)%	(3.31)%	(2.99)%
(1.60)%	(1.33)%	(1.04)%	(0.90)%	(1.24)%
163%	204%	164%	138%	141%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements October 31, 2015

1).  ORGANIZATION

The Hennessy Technology Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Technology Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund), and holders of the Institutional Class shares of the Predecessor FBR Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund).  The investment objective of the Fund is capital appreciation.  The Fund is a non-diversified fund.

   The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

   As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

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Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis reporting for the 2015 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$92,748	—	$(92,748)

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

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i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2015, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

   Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

   The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2015, the Fund did not hold any derivative instruments.

m).
New Accounting Pronouncements – In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11 “Repurchase-to Maturity Transactions, Repurchase Financings, and Disclosures.”  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions

HENNESSYFUNDS.COM
20

that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily

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available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., weather-related events) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and

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indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2015 were $8,348,153 and $9,726,549, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.90%. The net investment advisory fees payable by the Fund as of October 31, 2015 were $3,652.

The Advisor contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses and, from and after November 1, 2014, 12b-1 fees) to 1.95% and 1.70% of the Fund’s net assets for the Investor Class shares and Institutional Class shares of the Fund, respectively, through February 28, 2015.  The expense limitation agreement for the Fund is no longer in effect.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  The Advisor waived or reimbursed expenses of $19,587 for the Fund during the fiscal year ended October 31, 2015.  As of

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October 31, 2015, cumulative expenses subject to potential recovery under the aforementioned conditions and year of expiration were as follows:

	October 31,	October 31,	October 31,
	2016	2017	2018	Total
Investor Class	$48,568	$48,732	$16,551	$113,851
Institutional Class	$10,931	$ 9,989	$ 3,036	$ 23,956

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, effective as of February 28, 2015, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder service fees payable by the Fund as of October 31, 2015 were $329.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, although the Fund has only been using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since March 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2015 were $6,823.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2015 were $5,326.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund

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and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the fiscal year ended October 31, 2015, the Fund had an outstanding average daily balance and a weighted average interest rate of $910 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $106,000.  At October 31, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$4,756,621
Gross tax unrealized appreciation	$493,274
Gross tax unrealized depreciation	(239,862)
Net tax unrealized appreciation	$253,412
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated loss	$(362,152)
Total accumulated loss	$(108,740)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry overs, wash sales, and partnership adjustments.

At October 31, 2015, the Fund had capital loss carryforwards of $276,753 that expire on October 31, 2017.

During the fiscal year ended October 31, 2015, the capital loss carry forwards utilized for the Fund were $351,125.

Capital losses sustained in the fiscal year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss. Furthermore, any loss incurred during those taxable years will be required to be utilized prior to the losses incurred in taxable years prior to 2012. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2015, the Fund deferred, on a tax basis, a late year ordinary loss of $85,399.

The Fund did not pay any distributions during fiscal year 2015 or fiscal year 2014.

8).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2015, through the date of issuance of the Fund’s financial statements.  Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
And the Shareholders of the Hennessy Technology Fund
Novato, CA

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hennessy Technology Fund (the “Fund”), a series of Hennessy Funds Trust (the “Trust”), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Technology Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 21, 2015

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Information pertaining to the Trustees and the Officers of the Trust is set forth below.  Such persons serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Name, Year of Birth,			(During Past
and Position Held	Length of	Principal Occupation(s)	Five Years)
with the Trust	Time Served	During Past Five Years	Held by Trustee(1)

Disinterested Trustees

J. Dennis DeSousa (1936)	Since January	Mr. DeSousa is a real estate investor.	Hennessy SPARX
Trustee	1996 for the		Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Robert T. Doyle (1947)	Since January	Mr. Doyle has been the Sheriff of	Hennessy SPARX
Trustee	1996 for the	Marin County, California since 1996.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Gerald P. Richardson (1945)	Since May	Mr. Richardson is an independent	Hennessy SPARX
Trustee	2004 for the	consultant in the securities industry.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Interested Trustee(2)

Neil J. Hennessy (1956)	Since January	Mr. Hennessy has been employed by	Hennessy Advisors,
Trustee, Chairman of	1996 as a Trustee	Hennessy Advisors, Inc., the Funds’	Inc.; Hennessy
the Board, Chief	for the Hennessy	investment advisor, since 1989.	SPARX Funds Trust;
Investment Officer,	Funds and since	He currently serves as President,	Hennessy Mutual
Portfolio Manager,	June 2008 as	Chairman and Chief Executive Officer	Funds, Inc.; and
and President	an Officer of the	of Hennessy Advisors, Inc.	The Hennessy
	Hennessy Funds		Funds, Inc.

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Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Officers

Teresa M. Nilsen (1966)	Since January	Ms. Nilsen has been employed by Hennessy Advisors, Inc.,
Executive Vice President	1996 for the	the Funds’ investment advisor, since 1989. She currently
and Treasurer	Hennessy Funds	serves as Executive Vice President, Chief Operations Officer,
Chief Financial Officer, and Secretary of Hennessy Advisors, Inc.

Daniel B. Steadman (1956)	Since March	Mr. Steadman has been employed by Hennessy Advisors, Inc.,
Executive Vice President	2000 for the	the Funds’ investment advisor, since 2000. He currently serves
and Secretary	Hennessy Funds	as Executive Vice President and Chief Compliance Officer of
Hennessy Advisors, Inc.

Jennifer Cheskiewicz (1977)	Since June	Ms. Cheskiewicz has been employed by Hennessy Advisors,
Senior Vice President and	2013 for the	Inc., the Funds’ investment advisor, since June 2013. She
Chief Compliance Officer	Hennessy Funds	currently serves as General Counsel of Hennessy Advisors, Inc.
She previously served as in-house counsel to Carlson Capital,
L.P., an SEC-registered investment advisor to several private funds from February 2010 to May 2013.

Brian Carlson (1972)	Since December	Mr. Carlson has been employed by Hennessy Advisors, Inc., the
Senior Vice President and	2013 for the	Funds’ investment advisor, since December 2013.
Head of Distribution	Hennessy Funds
Mr. Carlson was previously a co-founder and principal of
Trivium Consultants, LLC from February 2011 through
November 2013.

David Ellison (1958)(3)	Since October	Mr. Ellison has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2012 for the	Small Cap Financial Fund, the Hennessy Large Cap Financial
Portfolio Manager	Hennessy Funds	Fund, and the Hennessy Technology Fund since inception.

Mr. Ellison previously served as Director, CIO and President of
FBR Fund Advisers, Inc. from December 1999 to October 2012.

Brian Peery (1969)	Since March	Mr. Peery has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2003 as an	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	Officer of the	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Hennessy Funds	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	and since	Fund, and the Hennessy Balanced Fund since October 2014.
	February 2011	From February 2011 through September 2014, he served as
	as a Co-Portfolio	Co-Portfolio Manager of the same funds. Mr. Peery has also
	Manager or	served as a Portfolio Manager of the Hennessy Gas Utility Fund
	Portfolio Manager	since February 2015.
for the
	Hennessy Funds	Mr. Peery has been employed by Hennessy Advisors, Inc., the
Funds’ investment advisor, since 2002.

Winsor (Skip) Aylesworth	Since October	Mr. Aylesworth has served as a Portfolio Manager of the
(1947)(3)	2012 for the	Hennessy Gas Utility Fund since 1998 and as a Portfolio
Vice President and	Hennessy Funds	Manager of the Hennessy Technology Fund since inception.
Portfolio Manager
Mr. Aylesworth previously served as Executive Vice President of The FBR Funds from 1999 to October 2012.

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Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Ryan Kelley (1972)(4)	Since March	Mr. Kelley has served as a Portfolio Manager of the Hennessy
Vice President and	2013 for the	Gas Utility Fund, the Hennessy Small Cap Financial Fund, and
Portfolio Manager	Hennessy Funds	the Hennessy Large Cap Financial Fund since October 2014.
From March 2013 through September 2014, he served as a
Co-Portfolio Manager of the same funds. Prior to that,
he was a Portfolio Analyst of the Hennessy Funds.

(1)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI, and HSFT.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2015 –
	May 1, 2015	October 31, 2015	October 31, 2015
Investor Class
Actual	$1,000.00	$1,005.20	$16.38
Hypothetical (5% return before expenses)	$1,000.00	$1,008.87	$16.41

Institutional Class
Actual	$1,000.00	$1,007.10	$14.27
Hypothetical (5% return before expenses)	$1,000.00	$1,010.99	$14.29

(1)
Expenses are equal to the Fund’s annualized expense ratio of 3.24% for Investor Class shares or 2.82% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com | 1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2015

HENNESSY JAPAN FUND

Investor Class  HJPNX
Institutional Class  HJPIX

hennessyfunds.com | 1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting	32
Quarterly Filings on Form N-Q	32
Householding	32
Matters Submitted to a Shareholder Vote	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December, 2015
Dear Hennessy Funds Shareholder:

The U.S. market has been in a volatile, sideways correction for over a year now as investors brace themselves for the first rise in short-term interest rates in almost a decade. The Japanese market also experienced some volatility, especially towards the end of the year when fear of slower growth in China, Japan’s largest trading partner, dominated investor thinking. Nevertheless, we continue to believe that as long as the Fed does not raise interest rates too significantly, and low inflation suggests that it won’t, global economies should continue their steady expansion, thereby providing a stable environment for Japan and its program of macroeconomic stimulus and structural reform.

Both the Nikkei 225 Index and the TOPIX Index finished the 12-month period ended October 31, 2015 higher, returning 10.00% and 10.22%, respectively in U.S. Dollar terms. During the year, the Nikkei 225 Index surpassed its old high established in 2007, the first time the index has overtaken a previous high since 1994. The end of this fiscal year marks the third consecutive year that the index has closed in positive territory.

The initial results of Japan’s economic strategy, known as “Abenomics,” were clearly visible this year. The Bank of Japan’s quantitative easing measures, which have caused the yen to weaken, have resulted in an almost three-fold increase in foreign visitors to Japan over the last three years and have caused the balance of trade to move steadily towards a surplus. We believe that tourism will continue to help drive economic strength in Japan, especially in 2020 when Japan will host the Olympics. And while the inflation rate slipped in the second half of the year, real wage growth achieved marked acceleration this year, recording positive growth in five of the last six months. Corporate profits reached a new high, posting growth of 24% in the quarter ended in June, and even capital spending, after years of contraction, is growing again.

Perhaps this year’s most important new reform under Abenomics was the introduction of the Corporate Governance Code in June. This initiative aims to unlock the shareholder value buried within many of Japan’s corporations. The Code provides for the elimination of cross-shareholdings between large Japanese companies, which was often a way to entrench and protect management and majority owners at the expense of general shareholders and the value of their investments. The Code also proposes a reduction in the use of poison pills, opening up inefficiently run companies to the possibility of being taken over. For the first time, listed Japanese companies will need to have two experienced, independent directors sitting on their boards. The Code is not legally binding, but we expect its “comply or explain” implementation approach to be very effective in Japan. Moreover, it appears that the voice of minority shareholders and investors is increasingly being heard in boardrooms. As a consequence of these structural changes, “friendly,” Japanese-style, activist investment strategies, uncommon in Japan in the past, are starting to emerge.

In addition, Japan’s equity market received a boost this year when the Government Pension Investment Fund (GPIF) announced a dramatic asset allocation shift away from Japanese government bond investments towards Japanese and foreign equities. Retail investors’ participation in the market is also growing as the number of participants in the recently introduced Nippon Individual Savings Account program continues to increase.

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We remain optimistic about the long-term prospects for Japan and its stock market. In our view Abenomics’ various structural reforms and growth strategies are clearly beginning to deliver tangible results in the form of a strengthening labor market, increased investment, an improving balance of trade and robust growth of corporate profits.

Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Sincerely,

Neil J. Hennessy
President and Chief Investment Officer
Hennessy Funds

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Head of Investment & Research	Fund Manager
and Sr. Portfolio Manager	SPARX Asset Management Co., Ltd.
SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy, Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed and should not be considered investment advice.

The Nikkei 225 and Tokyo Stock Price Index (TOPIX) are unmanaged indices commonly used to measure the performance of Japanese stocks. One cannot invest directly in an index.

HENNESSY FUNDS	1-800-966-4354

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2015

	One	Five	Ten
	Year	Years	Years
Hennessy Japan Fund –
Investor Class (HJPNX)	10.56%	13.82%	3.75%
Hennessy Japan Fund –
Institutional Class (HJPIX)	10.84%	14.15%	3.94%
Russell/Nomura Total
MarketTM Index	9.79%	7.32%	2.33%
Tokyo Price Index (TOPIX)	10.22%	7.16%	2.22%

Expense ratios: 1.64% (Investor Class); 1.44% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

PERFORMANCE NARRATIVE

Portfolio Managers Masakazu Takeda, CFA and CMA*, and Yu Shimizu, CMA* SPARX Asset Management Co., Ltd. (sub-advisor)

Performance:

For the twelve-month period ended October 31, 2015, the Investor Class of the Hennessy Japan Fund returned 10.56%, outperforming the Russell/Nomura Total Market™ Index and the Tokyo Stock Price Index (TOPIX), which returned 9.79% and 10.22% for the same period, respectively (in U.S. Dollar terms).

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The largest positive contributors to the Fund’s performance among the 33 TOPIX sub-industries were investments in miscellaneous product companies (including baby care product manufacturers and athletic shoe makers), transportation equipment companies and electric appliances makers. Conversely, our investments in the information & communication sector performed negatively during the twelve-month period.

Among the strongest performing stocks in the Fund during the period were Ryohin Keikaku Co. Ltd., a “MUJI” retail store operator, Misumi Group, Inc., a manufacturer and distributor of metal mold components and precision machinery parts, Kao Corporation, a producer of cosmetics, detergents, hygiene products and cooking oils, and Shimano, Inc., a global market share leading bicycle parts manufacturer. Shares of Misumi Group performed well on the back of good earnings. Shares of Kao Corp. gained amid solid earnings growth backed by stable growth in their domestic business and growing Asian sales. Solid earnings and strong franchises have led to steady share appreciation of both Shimano and Ryohin Keikaku. The Fund continues to hold all of these positions.

One of the most significant detractors from the Fund’s performance was SoftBank Group Corp, one of Japan’s three mobile carriers. SoftBank, a new investment for the portfolio added in the third quarter, suffered from negative industry news, the eruption of price wars and the possibility of a Government-ordered plan to reduce wireless fees. The company is headed by its charismatic founder/president, Mr. Masayoshi Son, a 58-year old entrepreneur, who boasts an insatiable ambition to continue growing his firm globally for many years to come. We view the decline in the stock price of Softbank as a good opportunity to make a long-term investment in a company run by someone who we believe to be one of Japan’s best business leaders at an attractive price, and we feel that the potential risk-return profile of this investment is in our favor. The Fund continues to hold this position.

Investment Outlook:

We believe that Japan’s corporate profits will remain robust for the next few years thanks to a favorable exchange rate environment, as exporters today are generating far greater cash flows than they were four to five years ago when the Japanese yen (JPY) exchange rate was below 80 USD/JPY. These exporters had been streamlining their cost structure to stay profitable at rates around 75 USD/JPY, so in the current environment they are awash with cash. It is important to note that a lot of this cash flow is now being invested back into the companies in activities such as overseas capacity expansion, domestic production facility upgrades, and R&D projects. We expect this positive trend to continue to improve the competitive strength of the Japanese corporate sector even with no further depreciation of the JPY. As for domestic-oriented companies, two factors make us optimistic. First, we believe the negative effect of the sales tax increase that took effect in April 2014 is wearing off. Secondly, foreign inbound tourists continue to push up domestic consumption, a strong trend we see continuing in Japan with the yen at current levels.

Overall, we feel confident about the outlook for the Japanese economy, the Japanese stock market and the companies we hold as investments in the Fund. We will continue to seek and hold what we believe are high-quality, globally-oriented Japanese companies with smart management and time-tested business models.

*	Chartered Member of the Security Analysts Association of Japan

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

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The Russell/Nomura Total Market™ Index contains the top 98% of all stocks listed on Japan’s stock exchange and registered on Japan’s OTC market in terms of market capitalization. The Tokyo Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index.

The Fund may invest in small and medium capitalized companies, which may have more limited liquidity and greater price volatility than large capitalization companies. The Fund invests in the stocks of companies operating in Japan; single-country funds may be subject to a higher degree of risk. The Fund may experience higher fees due to investments in pooled investment vehicles (including ETFs).

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance. Cash flow can be used as an indication of a company’s financial strength and represents earnings before depreciation, amortization, and non-cash charges.

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Financial Statements
Schedule of Investments as of October 31, 2015

HENNESSY JAPAN FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Shimano, Inc.	6.70%
Terumo Corp.	6.69%
Keyence Corp.	6.39%
Ryohin Keikaku Co., Ltd.	5.88%
Unicharm Corp.	5.67%
Softbank Group Co.	5.60%
Nidec Corp.	5.47%
Misumi Group, Inc.	5.40%
Kao Corp.	5.37%
Asics Corp.	5.27%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

HENNESSY FUNDS	1-800-966-4354

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COMMON STOCKS – 94.07%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 23.60%
Asics Corp.	220,600	$6,093,126	5.27%
Isuzu Motors, Ltd.	441,700	5,158,845	4.46%
Ryohin Keikaku Co., Ltd.	33,900	6,807,020	5.88%
Shimano, Inc.	49,200	7,752,374	6.70%
Toyota Motor Corp.	24,400	1,494,852	1.29%
		27,306,217	23.60%

Consumer Staples – 12.99%
Kao Corp.	121,100	6,217,196	5.37%
Pigeon Corp.	80,500	2,255,520	1.95%
Unicharm Corp.	307,000	6,556,374	5.67%
		15,029,090	12.99%

Financials – 3.46%
Mizuho Financial Group	596,700	1,229,109	1.06%
Sumitomo Mitsui Financial Group, Inc.	69,600	2,776,599	2.40%
		4,005,708	3.46%

Health Care – 11.89%
Rohto Pharmaceutical Co., Ltd.	364,400	6,012,043	5.20%
Terumo Corp.	261,000	7,743,878	6.69%
		13,755,921	11.89%

Industrials – 25.89%
Daikin Industries	85,200	5,474,183	4.73%
Kubota Corp.	354,000	5,487,517	4.74%
Misumi Group, Inc.	480,000	6,250,609	5.40%
Mitsubishi Corp.	318,000	5,781,430	5.00%
Nidec Corp.	83,900	6,322,377	5.47%
Sumitomo Corp.	57,600	629,987	0.55%
		29,946,103	25.89%

Information Technology – 6.39%
Keyence Corp.	14,200	7,392,641	6.39%

Materials – 4.25%
Fuji Seal International, Inc.	144,800	4,916,047	4.25%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Telecommunication Services – 5.60%
Softbank Group Co.	115,600	$6,476,827	5.60%

Total Common Stocks
(Cost $86,628,919)		108,828,554	94.07%

SHORT-TERM INVESTMENTS – 5.26%

Money Market Funds – 5.26%
Federated Government Obligations Fund – Class I, 0.01% (a)	449,311	449,311	0.39%
Fidelity Government Portfolio – Institutional Class, 0.01% (a)	5,639,000	5,639,000	4.87%
		6,088,311	5.26%

Total Short-Term Investments
(Cost $6,088,311)		6,088,311	5.26%

Total Investments
(Cost $92,717,230) – 99.33%		114,916,865	99.33%
Other Assets in
Excess of Liabilities – 0.67%		771,669	0.67%
TOTAL NET ASSETS – 100.00%		$115,688,534	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s 7-day yield as of October 31, 2015.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Summary of Fair Value Exposure at October 31, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2015 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$—	$27,306,217	$—	$27,306,217
Consumer Staples	—	15,029,090	—	15,029,089
Financials	—	4,005,708	—	4,005,709
Health Care	—	13,755,921	—	13,755,920
Industrials	—	29,946,103	—	29,946,104
Information Technology	—	7,392,641	—	7,392,641
Materials	—	4,916,047	—	4,916,047
Telecommunication Services	—	6,476,827	—	6,476,827
Total Common Stocks	$—	$108,828,554	$—	$108,828,554
Short-Term Investments
Money Market Funds	$6,088,311	$—	$—	$6,088,311
Total Short-Term Investments	$6,088,311	$—	$—	$6,088,311
Total Investments	$6,088,311	$108,828,554	$—	$114,916,865

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2015, the Fund recognized no transfers between levels.

Transfers between Level 1 and Level 2 relate to the use of a fair valuation pricing service.  On days when the fair valuation pricing service is used, non-U.S. dollar denominated securities move from a Level 1 to a Level 2 classification.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Financial Statements
Statement of Assets and Liabilities as of October 31, 2015

ASSETS:
Investments in securities, at value (cost $92,717,230)	$114,916,865
Dividends and interest receivable	551,818
Receivable for fund shares sold	384,060
Prepaid expenses and other assets	33,051
Total Assets	115,885,794

LIABILITIES:
Payable for fund shares redeemed	25,289
Payable to advisor	96,122
Payable to administrator	18,939
Payable to auditor	22,099
Accrued service fees	4,971
Accrued trustees fees	2,368
Accrued expenses and other payables	27,472
Total Liabilities	197,260
NET ASSETS	$115,688,534

NET ASSETS CONSIST OF:
Capital stock	$123,373,029
Accumulated net investment loss	(199,598)
Accumulated net realized loss on investments	(29,678,784)
Unrealized net appreciation on investments	22,193,887
Total Net Assets	$115,688,534

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$61,555,066
Shares issued and outstanding	2,556,893
Net asset value, offering price and redemption price per share	$24.07

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$54,133,468
Shares issued and outstanding	2,205,027
Net asset value, offering price and redemption price per share	$24.55

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Statement of Operations for the year ended October 31, 2015

INVESTMENT INCOME:
Dividend income(1)	$1,111,655
Interest income	2,989
Total investment income	1,114,644

EXPENSES:
Investment advisory fees (See Note 5)	986,467
Sub-transfer agent expenses – Investor Class (See Note 5)	121,094
Sub-transfer agent expenses – Institutional Class (See Note 5)	22,792
Administration, fund accounting, custody and transfer agent fees (See Note 5)	96,772
Service fees – Investor Class (See Note 5)	56,262
Federal and state registration fees	36,303
Audit fees	22,756
Compliance expense	22,186
Trustees’ fees and expenses	11,501
Reports to shareholders	11,132
Legal fees	2,000
Other expenses	7,759
Total expenses	1,397,024
NET INVESTMENT LOSS	$(282,380)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(1,416,806)
Net change in unrealized appreciation on investments	8,195,283
Net gain on investments	6,778,477
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,496,097

(1)	Net of foreign taxes withheld of $123,420.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Financial Statements
Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
OPERATIONS:
Net investment loss	$(282,380)	$(22,653)
Net realized gain (loss) on investments	(1,416,806)	35,041
Net change in unrealized appreciation on investments	8,195,283	4,120,841
Net increase in net assets resulting from operations	6,496,097	4,133,229

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	81,988,307	36,361,617
Proceeds from shares subscribed – Institutional Class	51,273,095	17,108,322
Cost of shares redeemed – Investor Class	(51,758,304)	(42,817,348)
Cost of shares redeemed – Institutional Class	(25,324,220)	(2,165,295)
Net increase in net assets derived
from capital share transactions	56,178,878	8,487,296
TOTAL INCREASE IN NET ASSETS	62,674,975	12,620,525

NET ASSETS:
Beginning of year	53,013,559	40,393,034
End of year	$115,688,534	$53,013,559
Accumulated net investment loss, end of year	$(199,598)	$—

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	3,548,664	1,798,658
Shares sold – Institutional Class	2,147,233	815,136
Shares redeemed – Investor Class	(2,244,158)	(2,137,867)
Shares redeemed – Institutional Class	(1,104,942)	(106,517)
Net increase in shares outstanding	2,346,797	369,410

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from return of capital
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2015	2014	2013	2012	2011

$21.77	$19.68	$15.40	$13.99	$12.58

(0.10)	(0.06)	(0.04)	(0.02)	(0.10)
2.40	2.15	4.33	1.43	1.51
2.30	2.09	4.29	1.41	1.41

—	—	—	—	—
—	—	(0.01)	—	—
—	—	(0.01)	—	—
$24.07	$21.77	$19.68	$15.40	$13.99

10.56%	10.62%	27.87%	10.08%	11.21%

$61.56	$27.26	$31.32	$10.38	$14.81
1.53%	1.70%	1.90%	2.03%	1.86%
(0.44)%	(0.18)%	(0.35)%	(0.09)%	(0.54)%
21%	22%	6%	2%	166%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from return of capital
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2015	2014	2013	2012	2011

$22.15	$19.98	$15.60	$14.14	$12.66

(0.02)	0.07	(0.03)	0.02	0.03
2.42	2.10	4.42	1.44	1.45
2.40	2.17	4.39	1.46	1.48

—	—	—	—	—
—	—	(0.01)	—	—
—	—	(0.01)	—	—
$24.55	$22.15	$19.98	$15.60	$14.14

10.84%	10.86%	28.19%	10.33%	11.69%

$54.13	$25.75	$9.07	$8.94	$9.70
1.27%	1.50%	1.66%	1.85%	1.64%
(0.08)%	0.26%	(0.20)%	0.13%	0.19%
21%	22%	6%	2%	166%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements October 31, 2015

1).  ORGANIZATION

The Hennessy Japan Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of Hennessy SPARX Funds Trust, a Massachusetts business trust, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund), and holders of the Institutional Class shares of the Predecessor Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is long-term capital appreciation.  The Fund is a diversified fund, but may employ a relatively focused investment strategy and may hold securities of fewer issuers than other diversified funds.

   The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

   As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

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Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis reporting for the 2015 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$82,782	$4,999,547	$(5,082,329)

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

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i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2015, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

   Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

   The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2015, the Fund did not hold any derivative instruments.

m).
New Accounting Pronouncements – In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11 “Repurchase-to Maturity Transactions, Repurchase Financings, and Disclosures.”  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions

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that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily

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available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., weather-related events) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

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The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2015 were $66,075,195 and $17,993,920, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 1.00%.  The net investment advisory fees payable by the Fund as of October 31, 2015 were $96,122.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd.  The Advisor pays the sub-advisor fees for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. Shareholder service fees payable by the Fund as of October 31, 2015 were $4,971.

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The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2015 were $143,886.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2015 were $96,772.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the fiscal year ended October 31, 2015, the Fund had an outstanding average daily balance and a weighted average interest rate of $5,523 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $672,000.  At October 31, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$92,889,189
Gross tax unrealized appreciation	$24,599,430
Gross tax unrealized depreciation	(2,571,754)
Net tax unrealized appreciation	$22,027,676
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated loss	$(29,712,171)
Total accumulated loss	$(7,684,495)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

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At October 31, 2015, the Fund had capital loss carryforwards that expire as follows:

$6,231,544	10/31/16
$15,450,664	10/31/17
$6,121,138	10/31/18
$1,274,960	Indefinite ST
$428,519	Indefinite LT

During the fiscal year ended October 31, 2015, the capital loss carry forwards utilized for the Fund were $590,302.

Capital losses sustained in the fiscal year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Furthermore, any loss incurred during those taxable years will be required to be utilized prior to the losses incurred in taxable years prior to 2012.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2015, the Fund deferred, on a tax basis, a post-December late year ordinary loss deferral of $199,598.

The Fund did not pay any distributions during fiscal year 2015 or fiscal year 2014.

8).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2015, through the date of issuance of the Fund’s financial statements.  Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the Shareholders of the Hennessy Japan Fund:

We have audited the accompanying statement of assets and liabilities of Hennessy Japan Fund (the Fund), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin
December 23, 2015

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Information pertaining to the Trustees and the Officers of the Trust is set forth below.  Such persons serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Name, Year of Birth,			(During Past
and Position Held	Length of	Principal Occupation(s)	Five Years)
with the Trust	Time Served	During Past Five Years	Held by Trustee(1)

Disinterested Trustees

J. Dennis DeSousa (1936)	Since January	Mr. DeSousa is a real estate investor.	Hennessy SPARX
Trustee	1996 for the		Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Robert T. Doyle (1947)	Since January	Mr. Doyle has been the Sheriff of	Hennessy SPARX
Trustee	1996 for the	Marin County, California since 1996.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Gerald P. Richardson (1945)	Since May	Mr. Richardson is an independent	Hennessy SPARX
Trustee	2004 for the	consultant in the securities industry.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Interested Trustee(2)

Neil J. Hennessy (1956)	Since January	Mr. Hennessy has been employed by	Hennessy Advisors,
Trustee, Chairman of	1996 as a Trustee	Hennessy Advisors, Inc., the Funds’	Inc.; Hennessy
the Board, Chief	for the Hennessy	investment advisor, since 1989.	SPARX Funds Trust;
Investment Officer,	Funds and since	He currently serves as President,	Hennessy Mutual
Portfolio Manager,	June 2008 as	Chairman and Chief Executive Officer	Funds, Inc.; and
and President	an Officer of the	of Hennessy Advisors, Inc.	The Hennessy
	Hennessy Funds		Funds, Inc.

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Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Officers

Teresa M. Nilsen (1966)	Since January	Ms. Nilsen has been employed by Hennessy Advisors, Inc.,
Executive Vice President	1996 for the	the Funds’ investment advisor, since 1989. She currently
and Treasurer	Hennessy Funds	serves as Executive Vice President, Chief Operations Officer,
Chief Financial Officer, and Secretary of Hennessy Advisors, Inc.

Daniel B. Steadman (1956)	Since March	Mr. Steadman has been employed by Hennessy Advisors, Inc.,
Executive Vice President	2000 for the	the Funds’ investment advisor, since 2000. He currently serves
and Secretary	Hennessy Funds	as Executive Vice President and Chief Compliance Officer of
Hennessy Advisors, Inc.

Jennifer Cheskiewicz (1977)	Since June	Ms. Cheskiewicz has been employed by Hennessy Advisors,
Senior Vice President and	2013 for the	Inc., the Funds’ investment advisor, since June 2013. She
Chief Compliance Officer	Hennessy Funds	currently serves as General Counsel of Hennessy Advisors, Inc.

She previously served as in-house counsel to Carlson Capital,
L.P., an SEC-registered investment advisor to several private funds from February 2010 to May 2013.

Brian Carlson (1972)	Since December	Mr. Carlson has been employed by Hennessy Advisors, Inc., the
Senior Vice President and	2013 for the	Funds’ investment advisor, since December 2013.
Head of Distribution	Hennessy Funds
Mr. Carlson was previously a co-founder and principal of
Trivium Consultants, LLC from February 2011 through
November 2013.

David Ellison (1958)(3)	Since October	Mr. Ellison has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2012 for the	Small Cap Financial Fund, the Hennessy Large Cap Financial
Portfolio Manager	Hennessy Funds	Fund, and the Hennessy Technology Fund since inception.

Mr. Ellison previously served as Director, CIO and President of
FBR Fund Advisers, Inc. from December 1999 to October 2012.

Brian Peery (1969)	Since March	Mr. Peery has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2003 as an	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	Officer of the	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Hennessy Funds	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	and since	Fund, and the Hennessy Balanced Fund since October 2014.
	February 2011	From February 2011 through September 2014, he served as
	as a Co-Portfolio	Co-Portfolio Manager of the same funds. Mr. Peery has also
	Manager or	served as a Portfolio Manager of the Hennessy Gas Utility Fund
	Portfolio Manager	since February 2015.
for the
	Hennessy Funds	Mr. Peery has been employed by Hennessy Advisors, Inc., the
Funds’ investment advisor, since 2002.

Winsor (Skip) Aylesworth	Since October	Mr. Aylesworth has served as a Portfolio Manager of the
(1947)(3)	2012 for the	Hennessy Gas Utility Fund since 1998 and as a Portfolio
Vice President and	Hennessy Funds	Manager of the Hennessy Technology Fund since inception.
Portfolio Manager
Mr. Aylesworth previously served as Executive Vice President of The FBR Funds from 1999 to October 2012.

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Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Ryan Kelley (1972)(4)	Since March	Mr. Kelley has served as a Portfolio Manager of the Hennessy
Vice President and	2013 for the	Gas Utility Fund, the Hennessy Small Cap Financial Fund, and
Portfolio Manager	Hennessy Funds	the Hennessy Large Cap Financial Fund since October 2014.
From March 2013 through September 2014, he served as a
Co-Portfolio Manager of the same funds. Prior to that,
he was a Portfolio Analyst of the Hennessy Funds.

(1)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI, and HSFT.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2015 –
	May 1, 2015	October 31, 2015	October 31, 2015
Investor Class
Actual	$1,000.00	$1,022.50	$7.80
Hypothetical (5% return before expenses)	$1,000.00	$1,017.49	$7.78

Institutional Class
Actual	$1,000.00	$1,024.20	$6.38
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.53% for Investor Class shares or 1.25% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

Matters Submitted to a Shareholder Vote

A special meeting of shareholders of the Investor Class shares of the Fund, originally convened on September 15, 2015, and subsequently adjourned to November 30, 2015, has been further adjourned to reconvene on Thursday, January 14, 2016, at which time the shareholders will vote on whether to approve a distribution (Rule 12b-1) plan for the Investor Class shares of the Fund.

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Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com | 1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT
OCTOBER 31, 2015

HENNESSY JAPAN SMALL CAP FUND

Investor Class  HJPSX
Institutional Class  HJSIX

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	19
Report of Independent Registered Public Accounting Firm	27
Trustees and Officers of the Fund	28
Expense Example	32
Proxy Voting	34
Quarterly Filings on Form N-Q	34
Federal Tax Distribution Information	34
Householding	34
Matters Submitted to a Shareholder Vote	35
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2015

Dear Hennessy Funds Shareholder:

The U.S. market has been in a volatile, sideways correction for over a year now as investors brace themselves for the first rise in short-term interest rates in almost a decade. The Japanese market also experienced some volatility, especially towards the end of the year when fear of slower growth in China, Japan’s largest trading partner, dominated investor thinking. Nevertheless, we continue to believe that as long as the Fed does not raise interest rates too significantly, and low inflation suggests that it won’t, global economies should continue their steady expansion, thereby providing a stable environment for Japan and its program of macroeconomic stimulus and structural reform.

Both the Nikkei 225 Index and the TOPIX Index finished the 12-month period ended October 31, 2015 higher, returning 10.00% and 10.22%, respectively in U.S. Dollar terms. During the year, the Nikkei 225 Index surpassed its old high established in 2007, the first time the index has overtaken a previous high since 1994. The end of this fiscal year marks the third consecutive year that the index has closed in positive territory.

The initial results of Japan’s economic strategy, known as “Abenomics,” were clearly visible this year. The Bank of Japan’s quantitative easing measures, which have caused the yen to weaken, have resulted in an almost three-fold increase in foreign visitors to Japan over the last three years and have caused the balance of trade to move steadily towards a surplus. We believe that tourism will continue to help drive economic strength in Japan, especially in 2020 when Japan will host the Olympics. And while the inflation rate slipped in the second half of the year, real wage growth achieved marked acceleration this year, recording positive growth in five of the last six months. Corporate profits reached a new high, posting growth of 24% in the quarter ended in June, and even capital spending, after years of contraction, is growing again.

Perhaps this year’s most important new reform under Abenomics was the introduction of the Corporate Governance Code in June. This initiative aims to unlock the shareholder value buried within many of Japan’s corporations. The Code provides for the elimination of cross-shareholdings between large Japanese companies, which was often a way to entrench and protect management and majority owners at the expense of general shareholders and the value of their investments. The Code also proposes a reduction in the use of poison pills, opening up inefficiently run companies to the possibility of being taken over. For the first time, listed Japanese companies will need to have two experienced, independent directors sitting on their boards. The Code is not legally binding, but we expect its “comply or explain” implementation approach to be very effective in Japan. Moreover, it appears that the voice of minority shareholders and investors is increasingly being heard in boardrooms. As a consequence of these structural changes, “friendly,” Japanese-style, activist investment strategies, uncommon in Japan in the past, are starting to emerge.

In addition, Japan’s equity market received a boost this year when the Government Pension Investment Fund (GPIF) announced a dramatic asset allocation shift away from Japanese government bond investments towards Japanese and foreign equities. Retail investors’ participation in the market is also growing as the number of participants in the recently introduced Nippon Individual Savings Account program continues to increase.

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We remain optimistic about the long-term prospects for Japan and its stock market. In our view Abenomics’ various structural reforms and growth strategies are clearly beginning to deliver tangible results in the form of a strengthening labor market, increased investment, an improving balance of trade and robust growth of corporate profits.

Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Sincerely,

Neil J. Hennessy
President and Chief Investment Officer
Hennessy Funds

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Head of Investment & Research	Fund Manager
and Sr. Portfolio Manager	SPARX Asset Management Co., Ltd.
SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy, Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed and should not be considered investment advice.

The Nikkei 225 and Tokyo Stock Price Index (TOPIX) are unmanaged indices commonly used to measure the performance of Japanese stocks. One cannot invest directly in an index.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund on its inception date and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2015

			Since
	One	Five	Inception
	Year	Years	(8/31/2007)
Hennessy Japan Small Cap Fund –
Investor Class (HJPSX)	7.37%	14.56%	8.33%
Hennessy Japan Small Cap Fund –
Institutional Class (HJSIX)(1)	7.47%	14.58%	8.34%
Russell/Nomura Small CapTM Index	11.39%	10.40%	4.45%
Tokyo Price Index (TOPIX)	10.22%	7.16%	1.09%

Expense ratios: 2.18% (Investor Class); 1.99% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

(1)
The inception date of Institutional Class shares is June 15, 2015.  Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

PERFORMANCE NARRATIVE

Portfolio Managers Tadahiro Fujimura, CFA and CMA*, and Tetsuya Hirano, CMA* SPARX Asset Management Co., Ltd. (sub-advisor)

Performance:

For the twelve-month period ended October 31, 2015, the Investor Class of the Hennessy Japan Small Cap Fund returned 7.37%, underperforming the Russell/Nomura Small

HENNESSYFUNDS.COM
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Cap™ Index and the Tokyo Stock Price Index (TOPIX), which returned 11.39% and 10.22% for the same period, respectively, in U.S. Dollar terms.

The Fund’s underperformance versus its benchmark over the twelve–month period is due, in part, to its overweight position in manufacturers. The Fund’s investments in machinery and electrical equipment manufacturers performed poorly because of a stalling in the growth of Japanese exports and only modest further depreciation of the Japanese yen over the year. In addition, the Fund had little exposure to retailers, a sector that performed well. On the other hand, other domestic-focused companies, such as construction companies, telecommunication companies and service providers all made positive contributions to the Fund’s performance.

Among the strongest performing stocks, Nakano Corporation had the largest positive impact on the Fund’s performance over the period. The market reacted positively to the company’s strong earnings, which were a result of a greater than expected improvement in its profit margin. The stock also benefitted from being compared to more expensively valued rivals. Benefit One, Inc., which provides outsourcing services related to employee benefit programs, boosted the Fund’s performance as well. Benefit One is doing well because Japanese companies are increasingly providing greater health and retirement benefits to their workers in order to remain competitive. In addition, Ryobi Limited, a manufacturer of car engine blocks and tools, contributed positively to the Fund’s performance. One of the most significant detractors from the Fund’s performance was DCM Holdings Co., Ltd., which operates a chain of do-it-yourself stores. Last year, its share price rose due to expectations of a recovery, but it fell dramatically this year because of the market’s disappointment with weaker than expected sales. Koa Corporation, a manufacturer of resistors, also performed poorly as it was forced to revise downward its earnings projections because of stagnant investment in communication base stations throughout the world. Link & Motivation, Inc., which provides human resources consulting services, also declined, penalized by the market due to the discovery of an accounting fraud at one of the company’s acquired subsidiaries. The Fund no longer holds Link & Motivation Inc., but continues to hold the other named stocks.

Investment Outlook:

Notwithstanding the rise in Japanese equities over the last twelve months, the year was marked by some volatility, especially during the second half of the period when uncertainty regarding the timing and magnitude of a rise in short-term interest rates being contemplated by the Federal Reserve unsettled investors around the world, including those in Japan. Prospects of slower growth in China, one of Japan’s major trading partners, also troubled investors in Japan. We are hopeful that the Japanese equity market has largely discounted the impact of both of these negative factors. With regards to the Japanese economy, there are concerns around sluggish production and exports, but consumption, employment and capital expenditures are on a recovery trend. Altogether, we see no reason to be pessimistic. We expect the supply of stocks to tighten for various reasons, including share buybacks, the initial public offerings (IPOs) of Japan Post Holdings, Japan Post Bank, and Japan Post Insurance, and greater purchases of stocks by retail investors as a result of the introduction of Nippon Individual Savings Accounts.

Overall, we feel confident about the outlook for the Japanese economy, the Japanese stock market and the companies we hold in the Fund. Although the manufacturing industry recorded lackluster performance overall this year, we have either maintained or increased the weight of manufacturing stocks in the portfolio as we expect their competitiveness and earnings to improve in the medium term. We have also been increasing exposure to companies whose sales growth in the domestic market is strong in

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5

our view. We will look carefully for signs of recovery in the economies of China and other Asian countries, about which investors are pessimistic, and conduct more detailed research on stocks that look fundamentally attractive in various industries, including automotive, machinery and technology. In addition, we will continue to research companies that have recently had IPOs and micro-cap companies.

*	Chartered Member of the Security Analysts Association of Japan

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell/Nomura Small Cap™ Index contains the bottom 15% of the Russell/Nomura Total Market™ Index, which contains the top 98% of all stocks listed on Japan’s stock exchange and registered on Japan’s OTC market in terms of market capitalization. The Tokyo Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index.

The Fund invests in small and medium capitalized companies, which may have more limited liquidity and greater price volatility than large capitalization companies. The Fund invests in the stocks of companies operating in Japan; single-country funds may be subject to a higher degree of risk. The Fund may experience higher fees due to investments in pooled investment vehicles (including ETFs).

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

HENNESSYFUNDS.COM

6

Financial Statements
Schedule of Investments as of October 31, 2015

HENNESSY JAPAN SMALL CAP FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Amano Corp.	2.10%
Sinfonia Technology Co., Ltd.	2.09%
Daihen Corp.	2.06%
Sumitomo Densetsu Co., Ltd.	2.01%
Toppan Forms Co., Ltd.	2.01%
Kyosan Electric Manufacturing Co., Ltd.	2.00%
Nachi-Fujikoshi Corp.	1.99%
Tokai Tokyo Financial Holdings, Inc.	1.96%
Aichi Steel Corp.	1.96%
Starts Corp., Inc.	1.95%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 90.43%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 14.81%
Aeon Fantasy Co., Ltd.	15,700	$255,690	1.01%
DCM Holdings Co., Ltd.	57,600	381,578	1.51%
Doshisha Co., Ltd.	24,100	443,739	1.75%
Fujibo Holdings, Inc.	112,000	206,681	0.82%
Hagihara Industries, Inc.	26,400	459,506	1.81%
Haseko Corp.	27,500	279,598	1.10%
Komeri Co., Ltd.	16,000	342,074	1.35%
PALTAC Corp.	11,500	226,212	0.89%
Parco Co., Ltd.	28,800	249,685	0.99%
Seiren Co., Ltd.	35,100	412,984	1.63%
Starts Corp., Inc.	31,500	493,917	1.95%
		3,751,664	14.81%

Consumer Staples – 2.93%
Mitsui Sugar Co., Ltd.	118,000	474,578	1.87%
Yamaya Corp.	12,900	267,359	1.06%
		741,937	2.93%

Financials – 4.81%
INTELLEX Co., Ltd.	63,200	407,298	1.61%
The Tochigi Bank, Inc.	55,000	314,173	1.24%
Tokai Tokyo Financial Holdings, Inc.	81,600	496,455	1.96%
		1,217,926	4.81%

Industrials – 35.99%
Benefit One, Inc.	16,600	290,588	1.15%
Daihen Corp.	105,000	522,125	2.06%
Daiichi Jitsugyo, Inc.	77,000	328,525	1.30%
Hanwa Co., Ltd.	118,000	487,967	1.93%
Hito Communication, Inc.	12,900	281,788	1.11%
Kanematsu Corp.	223,000	368,225	1.45%
Kito Corp.	31,500	248,757	0.98%
Kitz Corp.	86,800	399,511	1.58%
Kondotec, Inc.	57,100	366,720	1.45%
Miyaji Engineering Group, Inc.	173,000	313,233	1.24%
Nachi-Fujikoshi Corp.	112,000	502,792	1.99%
Nakano Corp.	73,700	452,500	1.79%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials (Continued)
Nihon Trim Co., Ltd.	10,000	$372,904	1.47%
Nissei ASB Machine Co., Ltd.	20,600	420,820	1.66%
Nittoku Engineering Co., Ltd.	49,200	450,358	1.78%
Okamura Corp.	51,600	478,756	1.89%
Ryobi, Ltd.	101,000	372,382	1.47%
Sanko Gosei, Ltd.	66,000	215,254	0.85%
Sinfonia Technology Co., Ltd.	307,000	530,125	2.09%
Sumitomo Densetsu Co., Ltd.	38,900	510,020	2.01%
Takeei Corp.	40,000	385,901	1.52%
Tocalo Co., Ltd.	15,300	307,122	1.21%
Toppan Forms Co., Ltd.	39,600	510,156	2.01%
		9,116,529	35.99%

Information Technology – 23.77%
Aichi Tokei Denki Co., Ltd.	116,000	312,092	1.23%
Aiphone Co., Ltd.	26,300	404,539	1.60%
Amano Corp.	41,000	532,536	2.10%
Anritsu Corp.	36,500	239,562	0.94%
Elecom Co., Ltd.	20,000	242,564	0.96%
Information Services International – Dentsu, Ltd.	28,100	439,046	1.73%
Itfor, Inc.	109,200	466,588	1.84%
Koa Corp.	44,700	371,813	1.47%
Kyosan Electric Manufacturing Co., Ltd.	180,000	506,272	2.00%
Marubun Corp.	35,200	253,675	1.00%
Nihon Unisys, Ltd.	42,800	470,241	1.86%
Soliton Systems K.K.	31,600	268,397	1.06%
TKC Corp.	15,000	353,573	1.40%
Towa Corp.	90,500	485,716	1.92%
V-cube, Inc.	14,200	257,100	1.01%
Yokowo Co., Ltd.	76,500	417,359	1.65%
		6,021,073	23.77%

Materials – 6.98%
Aichi Steel Corp.	114,000	495,194	1.96%
Asia Pile Holdings Corp.	55,500	341,158	1.35%
Fujikura Kasei Co., Ltd.	42,200	198,216	0.78%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Materials (Continued)
Hakudo Co., Ltd.	36,200	$405,826	1.60%
Shinagawa Refractories, Ltd.	146,000	327,557	1.29%
		1,767,951	6.98%

Utilities – 1.14%
eREX Co., Ltd.	29,800	288,480	1.14%

Total Common Stocks
(Cost $21,654,505)		22,905,560	90.43%

SHORT-TERM INVESTMENTS – 11.92%

Money Market Funds – 11.92%
Federated Government Obligations Fund – Class I, 0.01% (a)	1,255,000	1,255,000	4.95%
Federated Treasury Obligations Fund, 0.01% (a)	510,050	510,050	2.01%
Fidelity Government Portfolio – Institutional Class, 0.01% (a)	1,255,000	1,255,000	4.96%

Total Short-Term Investments
(Cost $3,020,050)		3,020,050	11.92%

Total Investments
(Cost $24,674,555) – 102.35%		25,925,610	102.35%
Liabilities in Excess
of Other Assets – (2.35)%		(596,269)	(2.35)%
TOTAL NET ASSETS – 100.00%		$25,329,341	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s 7-day yield as of October 31, 2015.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
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Summary of Fair Value Exposure at October 31, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2015 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$—	$3,751,664	$—	$3,751,664
Consumer Staples	—	741,937	—	741,937
Financials	—	1,217,926	—	1,217,926
Industrials	—	9,116,529	—	9,116,529
Information Technology	—	6,021,073	—	6,021,073
Materials	—	1,767,951	—	1,767,951
Utilities	—	288,480	—	288,480
Total Common Stocks	$—	$22,905,560	$—	$22,905,560
Short-Term Investments
Money Market Funds	$3,020,050	$—	$—	$3,020,050
Total Short-Term Investments	$3,020,050	$—	$—	$3,020,050
Total Investments	$3,020,050	$22,905,560	$—	$25,925,610

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2015, the Fund recognized no significant transfers between levels.

Transfers between Level 1 and Level 2 relate to the use of a fair valuation pricing service.  On days when the fair valuation pricing service is used, non-U.S. dollar denominated securities move from a Level 1 to a Level 2 classification.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Assets and Liabilities as of October 31, 2015

ASSETS:
Investments in securities, at value (cost $24,674,555)	$25,925,610
Dividends and interest receivable	148,594
Receivable for fund shares sold	67,872
Receivable for securities sold	20,425
Prepaid expenses and other assets	20,528
Total Assets	26,183,029

LIABILITIES:
Payable for securities purchased	790,020
Payable for fund shares redeemed	1,162
Payable to advisor	22,486
Payable to administrator	3,775
Payable to auditor	19,867
Accrued service fees	1,771
Accrued trustees fees	2,391
Accrued expenses and other payables	12,216
Total Liabilities	853,688
NET ASSETS	$25,329,341

NET ASSETS CONSIST OF:
Capital stock	$23,337,029
Accumulated net investment loss	(81,572)
Accumulated net realized gain on investments	823,971
Unrealized net appreciation on investments	1,249,913
Total Net Assets	$25,329,341

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$22,681,326
Shares issued and outstanding	2,205,245
Net asset value, offering price and redemption price per share	$10.29

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$2,648,015
Shares issued and outstanding	257,187
Net asset value, offering price and redemption price per share	$10.30

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Operations for the year ended October 31, 2015

INVESTMENT INCOME:
Dividend income(1)	$316,404
Interest income	104
Total investment income	316,508

EXPENSES:
Investment advisory fees (See Note 5)	219,524
Sub-transfer agent expenses – Investor Class (See Note 5)	39,962
Sub-transfer agent expenses – Institutional Class (See Note 5)	129
Federal and state registration fees	23,638
Compliance expense	22,186
Audit fees	20,434
Administration, fund accounting, custody and transfer agent fees (See Note 5)	18,347
Service fees – Investor Class (See Note 5)	18,109
Trustees’ fees and expenses	11,334
Reports to shareholders	6,355
Legal fees	1,800
Interest expense (See Note 6)	855
Other expenses	5,205
Total expenses	387,878
NET INVESTMENT LOSS	$(71,370)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$980,030
Net change in unrealized depreciation on investments	(324,113)
Net gain on investments	655,917
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$584,547

(1)	Net of foreign taxes withheld of $35,784.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
OPERATIONS:
Net investment loss	$(71,370)	$(67,562)
Net realized gain on investments	980,030	1,539,731
Net change in unrealized appreciation (depreciation)
on investments	(324,113)	326,483
Net increase in net assets resulting from operations	584,547	1,798,652

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains – Investor Class	(1,537,113)	(3,229,364)
Total distributions	(1,537,113)	(3,229,364)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	19,602,053	22,078,882
Proceeds from shares subscribed – Institutional Class	3,944,130	—
Dividends reinvested – Investor Class	1,515,157	3,179,599
Cost of shares redeemed – Investor Class	(16,864,362)	(19,287,749	)(1)
Cost of shares redeemed – Institutional Class	(1,278,434)	—
Net increase in net assets derived
from capital share transactions	6,918,544	5,970,732
TOTAL INCREASE IN NET ASSETS	5,965,978	4,540,020

NET ASSETS:
Beginning of year	19,363,363	14,823,343
End of year	$25,329,341	$19,363,363
Accumulated net investment loss, end of year	$(81,572)	$(92,011)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,882,041	2,160,787
Shares sold – Institutional Class	375,953	—
Shares issued to holders as
reinvestment of dividends – Investor Class	160,845	340,064
Shares redeemed – Investor Class	(1,679,167)	(1,926,098)
Shares redeemed – Institutional Class	(118,766)	—
Net increase in shares outstanding	620,906	574,753

(1)	Net of redemption fees of $47 related to redemption fees imposed by the Fund during a prior year but not received until the year ended October 31, 2014.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate (1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2015	2014	2013	2012	2011

$10.51	$11.70	$10.54	$10.09	$9.23

(0.02)	(0.04)	0.06	(0.68)	0.06
0.71	1.36	3.44	1.17	0.80
0.69	1.32	3.50	0.49	0.86

—	—	—	(0.04)	—
(0.91)	(2.51)	(2.34)	—	—
(0.91)	(2.51)	(2.34)	(0.04)	—
$10.29	$10.51	$11.70	$10.54	$10.09

7.37%	13.99%	40.59%	4.91%	9.32%

$22.68	$19.36	$14.82	$5.11	$24.08
2.12%	2.24%	2.39%	2.33%	2.10%
(0.38)%	(0.39)%	(0.11)%	(0.66)%	0.17%
75%	63%	141%	49%	61%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Institutional Class share outstanding throughout the period

	Period Ended
	October 31, 2015(1)
PER SHARE DATA:
Net asset value, beginning of period	$10.89

Income from investment operations:
Net investment income (loss)	(0.01)
Net realized and unrealized gains (losses) on investments	(0.58)
Total from investment operations	(0.59)
Net asset value, end of period	$10.30

TOTAL RETURN	(5.42	)%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$2.65
Ratio of expenses to average net assets	1.86	%(3)
Ratio of net investment (loss) to average net assets	(1.04	)%(3)
Portfolio turnover rate (4)	75	%(2)

(1)	The Institutional Class shares commenced operations on June 15, 2015.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements October 31, 2015

1).  ORGANIZATION

The Hennessy Japan Small Cap Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of Hennessy SPARX Funds Trust, a Massachusetts business trust, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The Fund did not have Institutional Class shares until June 15, 2015.  The investment objective of the Fund is long-term capital appreciation.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective administration, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis reporting for the 2015 fiscal year have been identified

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and appropriately reclassified on the Statement of Assets and Liabilities. The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$81,809	$(6,948)	$(74,861)

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a

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commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2015, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2015, the Fund did not hold any derivative instruments.

m).
New Accounting Pronouncements – In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11 “Repurchase-to Maturity Transactions, Repurchase Financings, and Disclosures.”  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

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In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most

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foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., weather-related events) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value

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as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2015 were $16,467,718 and $13,402,162, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 1.20%.  The net investment advisory fees payable by the Fund as of October 31, 2015 were $22,486.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd.  The Advisor pays the sub-advisor fees for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. Shareholder service fees payable by the Fund as of October 31, 2015 were $1,771.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding

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account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2015 were $40,091.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2015 were $18,347.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the fiscal year ended October 31, 2015, the Fund had an outstanding average daily balance and a weighted average interest rate of $38,784 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $1,501,000.  At October 31, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$24,829,568
Gross tax unrealized appreciation	$2,290,616
Gross tax unrealized depreciation	(1,194,574)
Net tax unrealized appreciation	$1,096,042
Undistributed ordinary income	$—
Undistributed long-term capital gains	915,894
Total distributable earnings	$915,894
Other accumulated loss	$(19,624)
Total accumulated gain	$1,992,312

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales and passive foreign investment companies.

At October 31, 2015, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2015, the Fund deferred, on a tax basis, a post-December late year ordinary loss deferral of $18,482.

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The tax character of distributions paid during fiscal year 2015 and fiscal year 2014 for the Fund were as follows:

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
Ordinary income	$362,445	$2,248,987
Long-term capital gain	1,174,668	980,377
	$1,537,113	$3,229,364

8).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2015, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 9, 2015, capital gains were declared and paid to shareholders of record as of December 8, 2015 as follows:

Long-term
Investor Class	$0.34086
Institutional Class	$0.34170

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the Shareholders of the Hennessy Japan Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Hennessy Japan Small Cap Fund (the Fund), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin
December 23, 2015

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Information pertaining to the Trustees and the Officers of the Trust is set forth below.  Such persons serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Name, Year of Birth,			(During Past
and Position Held	Length of	Principal Occupation(s)	Five Years)
with the Trust	Time Served	During Past Five Years	Held by Trustee(1)

Disinterested Trustees

J. Dennis DeSousa (1936)	Since January	Mr. DeSousa is a real estate investor.	Hennessy SPARX
Trustee	1996 for the		Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Robert T. Doyle (1947)	Since January	Mr. Doyle has been the Sheriff of	Hennessy SPARX
Trustee	1996 for the	Marin County, California since 1996.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Gerald P. Richardson (1945)	Since May	Mr. Richardson is an independent	Hennessy SPARX
Trustee	2004 for the	consultant in the securities industry.	Funds Trust;
	Hennessy Funds		Hennessy Mutual
Funds, Inc.; and
The Hennessy
Funds, Inc.

Interested Trustee(2)

Neil J. Hennessy (1956)	Since January	Mr. Hennessy has been employed by	Hennessy Advisors,
Trustee, Chairman of	1996 as a Trustee	Hennessy Advisors, Inc., the Funds’	Inc.; Hennessy
the Board, Chief	for the Hennessy	investment advisor, since 1989.	SPARX Funds Trust;
Investment Officer,	Funds and since	He currently serves as President,	Hennessy Mutual
Portfolio Manager,	June 2008 as	Chairman and Chief Executive Officer	Funds, Inc.; and
and President	an Officer of the	of Hennessy Advisors, Inc.	The Hennessy
	Hennessy Funds		Funds, Inc.

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28

Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Officers

Teresa M. Nilsen (1966)	Since January	Ms. Nilsen has been employed by Hennessy Advisors, Inc.,
Executive Vice President	1996 for the	the Funds’ investment advisor, since 1989. She currently
and Treasurer	Hennessy Funds	serves as Executive Vice President, Chief Operations Officer,
Chief Financial Officer, and Secretary of Hennessy Advisors, Inc.

Daniel B. Steadman (1956)	Since March	Mr. Steadman has been employed by Hennessy Advisors, Inc.,
Executive Vice President	2000 for the	the Funds’ investment advisor, since 2000. He currently serves
and Secretary	Hennessy Funds	as Executive Vice President and Chief Compliance Officer of
Hennessy Advisors, Inc.

Jennifer Cheskiewicz (1977)	Since June	Ms. Cheskiewicz has been employed by Hennessy Advisors,
Senior Vice President and	2013 for the	Inc., the Funds’ investment advisor, since June 2013. She
Chief Compliance Officer	Hennessy Funds	currently serves as General Counsel of Hennessy Advisors, Inc.

She previously served as in-house counsel to Carlson Capital,
L.P., an SEC-registered investment advisor to several private funds from February 2010 to May 2013.

Brian Carlson (1972)	Since December	Mr. Carlson has been employed by Hennessy Advisors, Inc., the
Senior Vice President and	2013 for the	Funds’ investment advisor, since December 2013.
Head of Distribution	Hennessy Funds
Mr. Carlson was previously a co-founder and principal of
Trivium Consultants, LLC from February 2011 through
November 2013.

David Ellison (1958)(3)	Since October	Mr. Ellison has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2012 for the	Small Cap Financial Fund, the Hennessy Large Cap Financial
Portfolio Manager	Hennessy Funds	Fund, and the Hennessy Technology Fund since inception.

Mr. Ellison previously served as Director, CIO and President of
FBR Fund Advisers, Inc. from December 1999 to October 2012.

Brian Peery (1969)	Since March	Mr. Peery has served as a Portfolio Manager of the Hennessy
Senior Vice President and	2003 as an	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	Officer of the	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Hennessy Funds	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	and since	Fund, and the Hennessy Balanced Fund since October 2014.
	February 2011	From February 2011 through September 2014, he served as
	as a Co-Portfolio	Co-Portfolio Manager of the same funds. Mr. Peery has also
	Manager or	served as a Portfolio Manager of the Hennessy Gas Utility Fund
	Portfolio Manager	since February 2015.
for the
	Hennessy Funds	Mr. Peery has been employed by Hennessy Advisors, Inc., the
Funds’ investment advisor, since 2002.

Winsor (Skip) Aylesworth	Since October	Mr. Aylesworth has served as a Portfolio Manager of the
(1947)(3)	2012 for the	Hennessy Gas Utility Fund since 1998 and as a Portfolio
Vice President and	Hennessy Funds	Manager of the Hennessy Technology Fund since inception.
Portfolio Manager
Mr. Aylesworth previously served as Executive Vice President of The FBR Funds from 1999 to October 2012.

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29

Name, Year of Birth,
and Position Held	Length of	Principal Occupation(s)
with the Trust	Time Served	During Past Five Years

Ryan Kelley (1972)(4)	Since March	Mr. Kelley has served as a Portfolio Manager of the Hennessy
Vice President and	2013 for the	Gas Utility Fund, the Hennessy Small Cap Financial Fund, and
Portfolio Manager	Hennessy Funds	the Hennessy Large Cap Financial Fund since October 2014.
From March 2013 through September 2014, he served as a
Co-Portfolio Manager of the same funds. Prior to that,
he was a Portfolio Analyst of the Hennessy Funds.

(1)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI, and HSFT.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSYFUNDS.COM
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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2015 –
	May 1, 2015	October 31, 2015	October 31, 2015
Investor Class
Actual	$1,000.00	$1,006.80	$10.37
Hypothetical (5% return before expenses)	$1,000.00	$1,014.87	$10.41

Institutional Class
Actual	$1,000.00	$ 945.80	$9.12
Hypothetical (5% return before expenses)	$1,000.00	$1,015.83	$9.45

(1)
Expenses are equal to the Fund’s annualized expense ratio of 2.05% for Investor Class shares or 1.86% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

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33

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 91.81%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2015 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 100.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSYFUNDS.COM
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Matters Submitted to a Shareholder Vote

A special meeting of shareholders of the Investor Class shares of the Fund, originally convened on September 15, 2015, and subsequently adjourned to November 30, 2015, has been further adjourned to reconvene on Thursday, January 14, 2016, at which time the shareholders will vote on whether to approve a distribution (Rule 12b-1) plan for the Investor Class shares of the Fund.

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com | 1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant amended its code of ethics in December 2014 as previously reported on the Form N-CSR filed by the registrant on January 10, 2015. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the financial and business experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged the principal accountants to the Hennessy Funds, KPMG LLP and Tait, Weller & Baker, LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountants that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountants for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountants to the Hennessy Funds.

	FYE 10/31/2015	FYE 10/31/2014
Audit Fees	$282,500	$267,800
Audit-Related Fees	-	-
Tax Fees	$58,620	$58,200
All Other Fees	-	-

The audit committee has adopted pre-approval procedures for audit and non-audit services provided to the registrant.  Under the procedures, at any regularly scheduled audit committee meeting, the audit committee may pre-approve any audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by a principal accountant to the registrant and certain non-audit services to be rendered by a principal accountant to the investment advisor to the registrant’s series or such advisor’s affiliates that provide ongoing services to the registrant.  The audit committee either specifically pre-approves the services or pre-approves a type of a service.  No pre-approval is required for non-audit services that meet the following criteria: (1) the aggregate amount of fees to be paid for all such non-audit services is not more than 5% of the total revenues paid by the registrant to the principal accountant in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the audit committee and approved prior to the completion of the audit.

The audit committee must pre-approve a principal accountant’s engagements for non-audit services with the investment advisor to the registrant’s series and such advisor’s affiliates that provide ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, unless the aggregate amount of fees to be paid for all such services provided constitutes no more than 5% of the aggregate revenues paid to the principal accountant by the registrant, the investment advisor and such advisor’s affiliates that provide ongoing services to the registrant, during the fiscal year in which the services are to be provided.

If a service has not been pre-approved at a regularly scheduled audit committee meeting, and if, in the opinion of the Chief Compliance Officer of the registrant, a proposed engagement must commence before the next regularly scheduled audit committee meeting, any member of the audit committee is authorized under the procedures to pre-approve the engagement.  The Chief Compliance Officer of the registrant will arrange for this interim review, coordinate with the designated member of the audit committee and provide, with the assistance of the principal accountant, information about the service to be pre-approved for the interim period.  Any interim pre-approval decisions are reported (for informational purposes) to the audit committee at its next regularly scheduled meeting.

All of the tax services referenced above were pre-approved in accordance with the pre-approval procedures for audit and non-audit services.

The percentage of fees billed by KPMG LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2015	FYE 10/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The percentage of fees billed by Tait, Weller & Baker, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2015	FYE 10/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountants’ hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountants.

In assessing the independence of the registrant’s principal accountants, the registrant’s board of trustees noted that the principal accountants have not provided any audit or non-audit services to the investment advisor to the registrant’s series, Hennessy Advisors, Inc., or any entity controlling, controlled by, or under common control with Hennessy Advisors.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a‑2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Rule 30a‑2(b) under the Act and Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Hennessy Funds Trust

By (Signature and Title)* /s/ Neil J. Hennessy
  Neil J. Hennessy, President

Date:     January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Neil J. Hennessy
  Neil J. Hennessy, President

Date:     January 8, 2016

By (Signature and Title)* /s/ Teresa M. Nilsen
  Teresa M. Nilsen, Treasurer

Date:     January 8, 2016